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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-07142
-----------------------------------------------------------------

                       GENERAL ELECTRIC FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 03/31/09
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS


GE Funds

                                                       Letter from the President

(PHOTO OF MICHAEL J. COSGROVE)

Michael J. Cosgrove
Chairman, GE Funds

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Funds for the six-month period ended March 31, 2009. The report contains information about the performance of your fund, and other fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Since the start of the fiscal year on October 1, 2008, the deepening recession and fallout from unprecedented financial institution failures have continued to shake the confidence of global securities markets. The credit markets began the final quarter of 2008 virtually frozen as credit for banks and companies was cut off and borrowing rates were pushed up sharply. Risky assets, including equities, corporate and securitized debt, were shunned in favor of the safety of U.S. Treasurys, and credit spreads for investment grade, high-yield and other credits widened to record levels. Investors' continued desire for safety pushed Treasury prices higher and yields down across the maturity spectrum to levels not seen in a half century. In the United States, economic conditions deteriorated as the fourth quarter progressed. Consumer confidence plunged along with home prices and corporate profits, auto manufacturers warned of imminent collapse and job losses steepened. Overseas, Japan and the eurozone were already in recession and China showed signs of rapid cooling. Equity markets around the globe fell sharply during the first part of the fourth quarter as deteriorating economic data threatened more bank collapses and intensified pressures on consumers and companies. Forced selling by hedge funds and mutual funds contributed to the selloff and volatility was astonishing.

To ease the credit crunch and stabilize the economy, the Federal Reserve and Treasury initiated a number of programs, including purchase programs for consumer loans and mortgages, debt guarantees and the $700 billion Troubled Asset Relief Program (TARP). The government's rescue of Citigroup and promise of aid for auto companies also helped improve market sentiment. By the end of December, the Fed had slashed the federal funds target rate to an all time low of between 0% and 0.25%. Other central banks and governments also cut interest rates and announced fiscal stimulus programs. Credit conditions finally began to thaw by year-end, as interbank lending rates fell and bond spreads narrowed. After ending the third quarter at 6.875%, the overnight London interbank offered rate (Libor) fell to 11 basis points by mid-December. Stocks briefly rallied in December, as it appeared that catastrophe had been staved off by the biggest state interventions since the 1930s. However, global equity markets still finished the fourth quarter in negative territory.

Despite investors' hopes that the new U.S. administration and Congress would help stabilize the nation's financial crisis, asset values continued to fall in the first quarter of 2009. Global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization spooked investors. The markets also did not favor government plans to take a 36% stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke November 2008 lows in February. Government debt issues also had a rough February as U.S. and U.K. debt auctions saw weak support for long and non-inflation indexed government securities. These poor showings were soon followed by a warmer reception for shorter-dated debt.

U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of March after the three largest U.S. banks announced they had turned a profit. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S Treasury Secretary unveiled his Public-Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries,

(GE LOGO)


--------------------------------------------------------------------------------


        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Funds
increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

Although the first quarter of 2009 came in like a bear and went out like a bull, the March rally was not enough to pull global developed market benchmarks out of their slump. In contrast, shares in emerging economies like China, Russia and Brazil well outpaced those from developed regions. With regard to market capitalization and style, mid- and large-cap stocks outperformed small caps, and growth outperformed value in the first three months of 2009. In this volatile environment, financial markets posted disappointing results for the six- and 12-month periods ended March 31.

TOTAL RETURNS AS OF MARCH 31,
2009                               6-MONTH   12-MONTH
-----------------------------      -------   --------
U.S. equities (S&P 500 Index)       (30.54)   (38.09)
Global equities (MSCI World
  Index)                            (31.10)   (42.58)
International equities (MSCI EAFE
  Index)                            (31.11)   (46.51)
Emerging Markets equities (MSCI
  EM Index)                         (26.91)   (47.07)
Small-cap U.S. equities (Russell
  2000 Index)                       (37.17)   (37.50)
Mid-cap U.S. equities (Russell
  Mid Cap Index)                    (33.80)   (40.81)
U.S. fixed income (Barclays
  Capital U.S. Aggregate Bond
  Index)                              4.70      3.13
U.S. short-term government fixed
  income (Barclays Capital U.S.
  1-3 Year Credit Bond Index)         2.93     (0.44)
U.S. tax-exempt Income (Barclays
  Capital Municipal Bond Index)        5.0      2.27


OUTLOOK

The rally in March appeared to signify investors' reassurance that governments and central banks around the globe have taken ample steps to contain the financial crisis. However, will the steps taken clear the way for a lasting equity rally? The broad sell down in global markets over the past year has left valuations compressed, with the highest growth companies selling at little-to-no premium over those companies with the lowest earnings growth prospects. We believe this valuation convergence likely reflects the lack of visibility in the earnings outlook for most companies. In our view, stocks could remain range-bound, consolidating until there is more clarity surrounding both company earnings and bank capital requirements (i.e., stress test ratios). In addition, we believe volatility will continue in the months to come and that markets will be data-driven as the economic outlook remains poor, with unemployment rising globally and confidence low, both at the corporate and consumer level. While much hard work remains to be done to support a sustainable recovery, our fundamental approach encourages us to focus on the future opportunity in the marketplace as well as the need for caution.

At GE Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. I encourage you to continue to pay close attention to your portfolio and maintain a diversified investment approach.

Sincerely,

-s- Michael J. Cosgrove

Michael J. Cosgrove
Chairman, GE Funds Inc.
May 2009

Mike Cosgrove is President and Chief Executive Officer-Mutual Funds & Intermediary Business at GE Asset Management. Mr. Cosgrove also serves as a Trustee of the GE Pension Trust and GE's employee savings program. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer-GE Company, Mike joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and in GE Trading Company. He has a B.S. in Economics from Fordham University and an M.B.A. from St. John's University.


        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Funds




Semi Annual Report

March 31, 2009



(GE LOGO)

GE Funds




Table of Contents


FINANCIAL INFORMATION
NOTES TO PERFORMANCE............................................................    1
MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS
     GE U.S. Equity Fund........................................................    3
     GE Core Value Equity Fund..................................................   12
     GE Premier Growth Equity Fund..............................................   20
     GE Small-Cap Equity Fund...................................................   27
     GE Global Equity Fund......................................................   38
     GE International Equity Fund...............................................   45
     GE Total Return Fund (formerly GE Strategic Investment Fund)...............   53
     GE Government Securities Fund..............................................   75
     GE Short-Term Government Fund..............................................   81
     GE Tax-Exempt Fund.........................................................   87
     GE Fixed Income Fund.......................................................   95
     GE Money Market Fund.......................................................  106
NOTES TO SCHEDULES OF INVESTMENTS...............................................  112
FINANCIAL STATEMENTS
     Financial Highlights.......................................................  113
     Notes to Financial Highlights..............................................  125
     Statements of Assets and Liabilities.......................................  126
     Statements of Operations...................................................  130
     Statements of Changes in Net Assets........................................  132
     Notes to Financial Statements..............................................  136
ADVISORY AGREEMENT APPROVAL.....................................................  152
ADDITIONAL INFORMATION..........................................................  159
INVESTMENT TEAM.................................................................  162



--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

                                                      March 31, 2009 (unaudited)

Notes to Performance

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Classes A, B and C are shown both with and without the imposition of the front-end sales charge (for Class A shares) and contingent deferred sales charge (for Class B and Class C shares), assuming the deduction of the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 or visit the GE Funds' website at http://www.geam.com for performance information as of the most recent month end.

Shares of the GE Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Asset Management Incorporated ("GEAM") agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis through January 29, 2009. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. Additional information about the expense limitations is contained in Footnote 4 to the Notes to the Financial Statements.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The MSCI(R) World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Barclays Capital U.S. Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. The Barclays Capital 1-3 Year Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GEAM in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GEAM's presentation thereof.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Funds and a wholly owned subsidiary of GEAM, the investment adviser of the GE Funds.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Total Return Fund (formerly the GE Strategic Investment Fund) for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds

                                                      March 31, 2009 (unaudited)

Notes to Performance


and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

     + Returns are those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. The Average Annual Total Return figures for Class A with load have been adjusted to reflect Class A sales charges.

    ++ Effective as of the close of business on September 17, 1999, the distribution and service fees were reduced on Class A shares. Had the distribution and service fees not been reduced, the Class A performance results would have been lower.

   (a) Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

GE U.S. Equity Fund


(PHOTO OF GEORGE A. BICHER)

George A. Bicher
Senior Vice President

(PHOTO OF STEPHEN V. GELHAUS)

Stephen V. Gelhaus
Vice President

(PHOTO OF THOMAS R. LINCOLN)

Thomas R. Lincoln
Senior Vice President

(PHOTO OF PAUL C. REINHARDT)

Paul C. Reinhardt
Senior Vice President

The GE U.S. Equity Fund is managed by a team of portfolio managers that includes George A. Bicher, Stephen V. Gelhaus, Thomas R. Lincoln and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund's assets that are allocated to, and managed by, a particular portfolio manager on the Fund's portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund "style neutral" such that it combines growth and value investment management styles and does not tend to favor either style. See portfolio managers' biographical information beginning on page 162.

Q. HOW DID THE GE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009?

A. For the six-month period ended March 31, 2009, the GE U.S. Equity Fund returned -29.05% for Class A shares, -29.28% for Class B shares, -29.31% for Class C shares, -29.16% for Class R shares and -28.95% for Class Y shares. The S&P 500 Index, the Fund's benchmark, returned -30.54% and the Fund's Lipper peer group of 937 Large-Cap Core Funds returned an average of -29.66% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. A severe global economic recession continued to mar the investment environment for U.S. equities. As corporations and consumers continued a painful deleveraging process, there was no place to hide, with all ten S&P 500 sectors declining during the six months ended March 31, 2009. While the US equity markets initially rallied upon the arrival of the Obama administration in mid-January, they resumed a downward trend as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By the end of March, however, U.S. equities began working their way higher with rising confidence that the sum of the actions taken by the Federal Reserve and Treasury might provide an effective backstop to the ailing financial sector.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. A continued emphasis on high quality large cap stocks protected the Fund from the full effect of the period's market declines. Financials was the worst performing sector in the S&P 500, declining 55%, but strong stock selection enabled the Fund's

GE U.S. Equity Fund


     holdings to outperform. Bank of New York Mellon (-11%) and Aon (-9%) are examples of large holdings that were standout performers. The Fund was also bolstered by avoiding the great decline in banks and REITs, with underweighted positions in both of these industries. We added to Goldman Sachs, a relative outperformer during the period and a high quality firm that we believe can remain profitable and emerge from the financial crisis a stronger competitor. Among other sectors, our healthcare holdings got a boost from the take-out of Genentech (+7%) which rallied on Roche's acquisition bid. Underweighting industrial companies as global economic activity slowed also benefited the Fund. Materials was another key contributor, with solid rebounds within our metals and mining holdings in the second half of the period, as investors began turning toward oversold commodities stocks. Finally, Qualcomm (-9%) was a strong relative performer -- enjoying continued growth prospects for its next-generation wireless technology.

     On the other hand, Textron (-80%) was the Fund's greatest single-stock detractor. The aircraft and industrial company declined amid the sluggish economy and an overhang of woes in its financial subsidiary. We trimmed our position during the quarter to reflect Textron's changing risk-reward profile. Our worst performing sectors were telecommunications and energy. A 60% drop in global wireless provider NII Holdings coupled with an underweight in outperforming AT&T (-7%) weighed on returns in the telecommunications sector. Despite these developments, we continued to favor the long-term growth prospects of wireless companies over the traditional carriers. Within energy, underweighting outperforming exploration and production companies like Exxon Mobil (-11%) and Chevron (-8%) hurt Fund performance.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. We continued to seek large cap, high quality companies that we felt had the potential to survive and grow market share during this down-cycle. We maintained a consistent emphasis on companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We took advantage of price declines in quality financials stocks, increasing our financial sector overweight by the end of the period. We took profits in health care and technology to fund this move, although technology remained the Fund's largest overweight as of March 31, 2009. By the end of the period, we were underweight health care. Our largest underweights were in consumer staples and industrials at the end of the period.

     Valuations for many companies have improved in our view as the U.S. stock market has remained in a downtrend. We believe at some point, capitulation from selling by anxious investors will likely set the market up for a rebound. We believe a future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid rapidly changing market conditions we have maintained our bottom-up stock selection approach with a focus on a long-term investment horizon.

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 01, 2008 - MARCH 31, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                709.51                3.71
     Class B                     1,000.00                707.20                6.90
     Class C                     1,000.00                706.93                6.89
     Class R                     1,000.00                708.43                4.90
     Class Y                     1,000.00                710.52                2.64
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.38                4.38
     Class B                     1,000.00              1,016.71                8.15
     Class C                     1,000.00              1,016.71                8.15
     Class R                     1,000.00               1019.02                5.79
     Class Y                     1,000.00               1021.61                3.12
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.87% for Class A shares, 1.62% for Class B shares, 1.62% for Class C shares, 1.15% for Class R shares and 0.62% for Class Y shares (for the period October 01, 2008 -- March 31, 2009), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended March 31, 2009 were as follows: (-29.05)% for Class A shares, (-29.28)% for Class B shares, (-29.31)% for Class C shares, (-29.16)% for Class R shares and (-28.95)% for Class Y shares.

GE U.S. Equity Fund


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal circumstances.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2009 as a % of Market Value

----------------------------------------------------------------------------
Microsoft Corp.                 3.23%  Cisco Systems, Inc.             2.52%
-------------------------------------  -------------------------------------
QUALCOMM Inc.                   2.82%  The Goldman Sachs Group, Inc    2.44%
-------------------------------------  -------------------------------------
Amgen Inc.                      2.81%  Transocean Ltd.                 2.39%
-------------------------------------  -------------------------------------
Exxon Mobil Corp.               2.71%  Comcast Corp. (Class A)         2.23%
-------------------------------------  -------------------------------------
PepsiCo, Inc.                   2.58%  JPMorgan Chase & Co.            2.12%
-------------------------------------  -------------------------------------




--------------------------------------------------------------------------------
LIPPER PERFORMANCE COMPARISON
Large Cap Core Peer Group

Based on average annual total returns for the periods ended 3/31/09

                                                                SIX       ONE      FIVE     TEN
                                                              MONTHS     YEAR      YEAR     YEAR
                                                              ------    ------    -----    -----
Number of Funds in peer group:                                   937       888      638      360

------------------------------------------------------------------------------------------------

Peer group average annual total return:                       (29.66)%  (37.32)%  (4.94)%  (2.94)%
------------------------------------------------------------------------------------------------


Lipper categories in peer group: Large Cap Core


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                          GE U.S.                  S&P 500
                          EQUITY     WITH LOAD      INDEX
                          -------    ---------     -------
03/99                    10000.00      9425.00    10000.00
09/99                    10102.50      9521.59    10037.30
09/00                    11324.50     10673.30    11366.60
09/01                     9319.16      8783.31     8336.44
09/02                     7661.97      7221.41     6628.31
09/03                     9201.51      8672.43     8248.26
09/04                    10109.30      9528.01     9392.55
09/05                    11059.80     10423.90    10543.30
09/06                    12290.40     11583.70    11681.50
09/07                    14329.30     13505.40    13602.20
09/08                    11770.40     11093.60    10613.00
03/09                     8351.24      7871.05     7371.91




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                         ENDING
                                                                       VALUE OF A
                        SIX      ONE     FIVE    TEN                     $10,000
                      MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT
                      ------   ------   -----   -----   ------------   ----------
GE U.S. Equity Fund   (29.05)% (34.36)% (4.00)% (1.79)%   01/05/93        8,351
With Load             (33.13)% (38.13)% (5.13)% (2.37)%                   7,871
S&P 500 Index         (30.54)% (38.09)% (4.76)% (3.00)%                   7,372



--------------------------------------------------------------------------------

                                 CLASS B SHARES

                               (PERFORMANCE GRAPH)

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                         ENDING
                                                                       VALUE OF A
                      SIX      ONE     FIVE    TEN                      $10,000
                    MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT(A)
                    ------   ------   -----   -----   ------------   -------------
GE U.S. Equity
  Fund              (29.28)% (34.79)% (4.71)% (2.23)%   12/22/93         7,985
With Load           (33.28)% (38.79)% (4.71)% (2.23)%
S&P 500 Index       (30.54)% (38.09)% (4.76)% (3.00)%                    7,372



--------------------------------------------------------------------------------

GE U.S. Equity Fund

                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                       GE U.S.     S&P 500
                       EQUITY       INDEX
                       -------     -------
09/99                 10000.00    10000.00
09/00                 11125.30    11324.40
09/01                  9089.24     8305.46
09/02                  7415.77     6603.67
09/03                  8859.21     8217.61
09/04                  9660.95     9357.64
09/05                 10490.30    10504.10
09/06                 11569.30    11638.10
09/07                 13387.00    13551.60
09/08                 10914.10    10573.50
03/09                  7715.52     7344.51




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                                 ENDING
                                                                               VALUE OF A
                          SIX      ONE     FIVE     SINCE                       $10,000
                        MONTHS    YEAR     YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                        ------   ------   -----   ---------   ------------   -------------
GE U.S. Equity Fund     (29.31)% (34.83)% (4.72)%   (2.69)%     09/30/99         7,716
With Load               (30.31)% (35.83)% (4.72)%   (2.69)%
S&P 500 Index           (30.54)% (38.09)% (4.76)%   (3.19)%                      7,345




--------------------------------------------------------------------------------

                                 CLASS R SHARES

(PERFORMANCE GRAPH)

                         GE U.S.     S&P 500
                         EQUITY       INDEX
                         -------     -------
01/29/08                10000.00    10000.00
03/08                    9703.79     9633.37
06/08                    9660.35     9370.68
09/08                    8969.19     8586.36
12/08                    6836.55     6702.23
03/09                    6354.02     5964.19




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                           ENDING
                                                                         VALUE OF A
                            SIX      ONE      SINCE                       $10,000
                          MONTHS    YEAR    INCEPTION   COMMENCEMENT   INVESTMENT(A)
                          ------   ------   ---------   ------------   -------------
GE U.S. Equity Fund       (29.16)% (34.52)%   (31.67)%    01/29/08         6,354
S&P 500 Index             (30.54)% (38.09)%   (35.79)%                     5,964




--------------------------------------------------------------------------------

                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

                     GE U.S.     S&P 500
                     EQUITY       INDEX
                     -------     -------
03/99               10000.00    10000.00
09/99               10118.40    10037.30
09/00               11370.70    11366.60
09/01                9380.87     8336.44
09/02                7731.62     6628.31
09/03                9314.10     8248.26
09/04               10257.90     9392.55
09/05               11250.90    10543.30
09/06               12533.80    11681.50
09/07               14648.50    13602.20
09/08               12063.30    10613.00
03/09                8571.20     7371.91




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                       ENDING
                                                                     VALUE OF A
                    SIX      ONE     FIVE    TEN                      $10,000
                  MONTHS    YEAR     YEAR   YEARS   COMMENCEMENT   INVESTMENT(A)
                  ------   ------   -----   -----   ------------   -------------
GE U.S. Equity
  Fund            (28.95)% (34.15)% (3.75)% (1.53)%   11/29/93        8,571
S&P 500 Index     (30.54)% (38.09)% (4.76)% (3.00)%                    7,372



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE U.S. EQUITY FUND                                   March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

GE U.S. EQUITY FUND

Portfolio Composition as a % of Market Value of $244,594
(in thousands) as of March 31, 2009

(CHART)

Information Technology                           22.6
Financials                                       14.1
Healthcare                                       13.9
Energy                                           12.5
Consumer Discretionary                            9.8
Consumer Staples                                  8.5
Industrials                                       5.4
Short-Term                                        4.4
Materials                                         3.6
Telecommunication Services                        2.7
Utilities                                         2.5
Other Investments                                 0.0





                                         NUMBER
                                      OF SHARES             VALUE
COMMON STOCK -- 94.0%+
------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 1.5%
Alliant Techsystems, Inc. ..          1,475         $     98,796    (a)
CAE, Inc. ..................        185,509            1,125,012
Hexcel Corp. ...............         51,734              339,892    (a)
Honeywell International
  Inc. .....................         17,334              482,925
Rockwell Collins, Inc. .....         22,129              722,291
United Technologies Corp. ..         18,250              784,385

                                                       3,553,301

BEVERAGES -- 3.4%
Molson Coors Brewing Co.
  (Class B).................         11,802              404,573
Pepsi Bottling Group,
  Inc. .....................         75,815            1,678,544
PepsiCo, Inc. ..............        122,761            6,319,736
                                                       8,402,853

BIOTECHNOLOGY -- 4.3%
Amgen Inc. .................        139,005            6,883,528   (a,h)
Gilead Sciences, Inc. ......         79,709            3,692,121    (a)
                                                      10,575,649

CAPITAL MARKETS -- 6.3%
Ameriprise Financial,
  Inc. .....................         51,092            1,046,875
Morgan Stanley..............         32,086              730,598
State Street Corp. .........        136,401            4,198,423    (e)
The Bank of New York Mellon
  Corp. ....................         70,074            1,979,591
The Charles Schwab Corp. ...         96,838            1,500,989
The Goldman Sachs Group,
  Inc.......................         56,354            5,974,651
                                                      15,431,127

CHEMICALS -- 1.9%
Monsanto Co. ...............         39,109            3,249,958
Potash Corp of Saskatchewan
  Inc. .....................          8,113              655,612
Praxair, Inc. ..............          9,474              637,505
                                                       4,543,075

COMMERCIAL BANKS -- 0.8%
SunTrust Banks, Inc. .......         66,037              775,274
US Bancorp..................         44,257              646,595
Wells Fargo & Co. ..........         36,881              525,185
                                                       1,947,054

COMMERCIAL SERVICES & SUPPLIES -- 1.0%
Corrections Corporation of
  America...................         49,404              632,865    (a)
Iron Mountain Inc. .........         83,586            1,853,102    (a)
                                                       2,485,967

COMMUNICATIONS EQUIPMENT -- 7.0%
Cisco Systems, Inc. ........        367,177            6,157,558    (a)
Corning Inc. ...............        110,591            1,467,543
QUALCOMM Inc. ..............        177,363            6,901,194
Research In Motion Ltd. ....         57,768            2,488,068    (a)
                                                      17,014,363

COMPUTERS & PERIPHERALS -- 2.4%
Dell Inc. ..................         22,129              209,783    (a)
Hewlett-Packard Co. ........        110,318            3,536,795
International Business
  Machines Corp. ...........         20,884            2,023,451
                                                       5,770,029

DIVERSIFIED FINANCIAL SERVICES -- 3.5%
Bank of America Corp. ......         71,514              487,725
CME Group Inc. .............         11,755            2,896,314
JPMorgan Chase & Co. .......        194,985            5,182,701
                                                       8,566,740

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
AT&T Inc. ..................         79,044            1,991,909
Verizon Communications
  Inc. .....................         46,102            1,392,280
                                                       3,384,189


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE U.S. EQUITY FUND                                   March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

ELECTRIC UTILITIES -- 1.6%
American Electric Power
  Comapny Inc. .............         51,634         $  1,304,275
Edison International........         46,101            1,328,170
Entergy Corp. ..............          1,844              125,558
FPL Group, Inc. ............         13,981              709,256
Northeast Utilities.........         22,858              493,504
                                                       3,960,763

ELECTRICAL EQUIPMENT -- 0.8%
ABB Ltd. ADR................         95,891            1,336,721
Emerson Electric Co. .......         21,033              601,123
                                                       1,937,844

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.0%*
Molex Inc. (Class A)........          7,311               92,411

ENERGY EQUIPMENT & SERVICES -- 4.7%
Halliburton Co. ............         48,314              747,418
National Oilwell Varco,
  Inc. .....................         19,778              567,826    (a)
Schlumberger Ltd. ..........        109,545            4,449,718
Transocean Ltd. ............         99,406            5,849,049    (a)
                                                      11,614,011

FOOD & STAPLES RETAILING -- 0.4%
Wal-Mart Stores, Inc. ......         17,278              900,184

FOOD PRODUCTS -- 2.1%
Archer-Daniels-Midland
  Co. ......................          9,036              251,020
General Mills, Inc. ........         19,583              976,800
Kraft Foods Inc. (Class A)..         75,158            1,675,272
McCormick & Company Inc. ...         53,728            1,588,737
Nestle S.A. ADR.............         22,129              742,428
                                                       5,234,257

HEALTHCARE EQUIPMENT & SUPPLIES -- 3.4%
Baxter International Inc. ..         14,789              757,493
Boston Scientific Corp. ....        151,213            1,202,143    (a)
Covidien Ltd. ..............         53,251            1,770,063
Hologic, Inc. ..............         77,728            1,017,460    (a)
Medtronic, Inc. ............         73,811            2,175,210
ResMed, Inc. ...............         39,569            1,398,368    (a)
                                                       8,320,737

HEALTHCARE PROVIDERS & SERVICES -- 2.3%
Aetna Inc. .................         41,464            1,008,819
Cardinal Health, Inc. ......         44,257            1,393,210
Express Scripts, Inc. ......          9,589              442,724    (a)
McKesson Corp. .............         19,179              672,032
UnitedHealth Group, Inc. ...         96,697            2,023,868
                                                       5,540,653

HOTELS RESTAURANTS & LEISURE -- 0.5%
Carnival Corp. .............         48,961            1,057,558
Darden Restaurants, Inc. ...          6,639              227,452
                                                       1,285,010

HOUSEHOLD PRODUCTS -- 1.4%
Clorox Co. .................         49,397            2,542,958
Kimberly-Clark Corp. .......         16,597              765,288
                                                       3,308,246

INDUSTRIAL CONGLOMERATES -- 0.3%
Textron, Inc. ..............        114,009              654,412

INSURANCE -- 3.1%
ACE Ltd. ...................         57,272            2,313,789
AFLAC Inc. .................         38,468              744,740
AON Corp. ..................         26,370            1,076,423
Chubb Corp. ................         14,753              624,347
Marsh & McLennan Companies,
  Inc. .....................          4,426               89,627
MetLife, Inc. ..............         52,740            1,200,890
PartnerRe Ltd. .............          2,950              183,107
Prudential Financial,
  Inc. .....................         19,547              371,784
The Travelers Companies,
  Inc. .....................         22,129              899,323
                                                       7,504,030

INTERNET SOFTWARE & SERVICES -- 1.0%
Baidu, Inc ADR..............          2,910              513,906    (a)
Google Inc. (Class A).......          5,270            1,834,276    (a)
                                                       2,348,182

IT SERVICES -- 3.5%
Affiliated Computer
  Services, Inc. (Class A)..         21,426            1,026,091    (a)
Cognizant Technology
  Solutions Corp. (Class
  A)........................         50,417            1,048,169    (a)
Paychex, Inc. ..............        106,167            2,725,307
The Western Union Co. ......        279,667            3,515,414
Visa, Inc. (Class A)........          6,587              366,237
                                                       8,681,218

LIFE SCIENCES TOOLS & SERVICES -- 0.4%
Thermo Fisher Scientific,
  Inc. .....................         29,127            1,038,960    (a)


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE U.S. EQUITY FUND                                   March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

MACHINERY -- 1.1%
Deere & Co. ................         29,996         $    985,969
Eaton Corp. ................         19,178              706,901
ITT Corp. ..................         28,844            1,109,629
                                                       2,802,499

MEDIA -- 5.4%
Comcast Corp. (Class A).....        423,946            5,456,185
Liberty Global, Inc. (Series
  C)........................         40,129              567,023    (a)
Liberty Media
  Corp -- Entertainment
  (Series A)................         67,585            1,348,321    (a)
Omnicom Group Inc. .........        148,989            3,486,343
The Walt Disney Co. ........         29,505              535,811
Time Warner Inc. ...........         81,138            1,565,963
Viacom, Inc. (Class B)......         11,064              192,292    (a)
                                                      13,151,938

METALS & MINING -- 1.7%
Allegheny Technologies
  Inc. .....................         69,101            1,515,385
Barrick Gold Corp. .........         25,817              836,987
Freeport-McMoRan Copper &
  Gold Inc. ................         50,055            1,907,596
                                                       4,259,968

MULTILINE RETAIL -- 0.9%
Kohl's Corp. ...............         12,780              540,850    (a)
Target Corp. ...............         48,474            1,667,021
                                                       2,207,871

MULTI-UTILITIES -- 0.9%
Dominion Resources, Inc. ...         69,198            2,144,446

OIL, GAS & CONSUMABLE FUELS -- 7.7%
Apache Corp. ...............         22,181            1,421,580
Chevron Corp. ..............         13,255              891,266
Devon Energy Corp. .........         29,344            1,311,383
Exxon Mobil Corp. ..........         97,228            6,621,227    (h)
Hess Corp. .................          7,911              428,776
Marathon Oil Corp. .........        139,348            3,663,459
Occidental Petroleum
  Corp. ....................         37,114            2,065,394
Southwestern Energy Co. ....         32,270              958,096    (a)
Suncor Energy, Inc. ........         55,991            1,243,560
Valero Energy Corp. ........         14,752              264,061
                                                      18,868,802

PERSONAL PRODUCTS -- 0.6%
Alberto-Culver Co. .........         36,894              834,173
The Estee Lauder Companies
  Inc. (Class A)............         26,370              650,021
                                                       1,484,194

PHARMACEUTICALS -- 3.5%
Abbott Laboratories.........         33,523            1,599,047
Bristol-Myers Squibb Co. ...        125,744            2,756,309
Merck & Company Inc. .......         31,349              838,586
Pfizer Inc. ................         59,010              803,716
Wyeth.......................         58,980            2,538,499    (h)
                                                       8,536,157

PROFESSIONAL SERVICES -- 0.1%
Monster Worldwide, Inc. ....         33,340              271,721    (a)

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CB Richard Ellis Group, Inc.
  (Class A).................         86,752              349,611    (a)

ROAD & RAIL -- 0.2%
Union Pacific Corp. ........         12,617              518,685

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.2%
Analog Devices, Inc. .......          7,376              142,136
Intel Corp. ................        323,632            4,870,662
Kla-Tencor Corp. ...........         21,426              428,520
Lam Research Corp. .........         30,243              688,633    (a)
MEMC Electronic Materials,
  Inc. .....................         11,064              182,445    (a)
Microchip Technology Inc. ..         27,661              586,137
Taiwan Semiconductor
  Manufacturing Company Ltd.
  ADR.......................         33,931              303,684
Texas Instruments Inc. .....         40,569              669,794
                                                       7,872,011

SOFTWARE -- 4.7%
Intuit, Inc. ...............         75,606            2,041,362    (a)
Microsoft Corp. ............        429,447            7,888,941    (h)
Oracle Corp. ...............         93,164            1,683,473    (a)
                                                      11,613,776

SPECIALTY RETAIL -- 3.0%
Bed Bath & Beyond, Inc. ....        143,940            3,562,515    (a)
Lowe's Companies, Inc. .....        132,917            2,425,735
O'Reilly Automotive, Inc. ..         12,903              451,734    (a)
Staples, Inc. ..............         48,525              878,788
                                                       7,318,772

TOBACCO -- 0.6%
Altria Group, Inc. .........         44,257              708,997
Philip Morris International,
  Inc. .....................         19,547              695,482
                                                       1,404,479


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE U.S. EQUITY FUND                                   March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

WIRELESS TELECOMMUNICATION SERVICES -- 1.3%
American Tower Corp. (Class
  A)........................         24,954         $    759,350    (a)
NII Holdings, Inc. .........        123,782            1,856,730    (a)
Vodafone Group PLC ADR......         29,667              516,799
                                                       3,132,879
TOTAL COMMON STOCK
  (COST $315,977,784).......                         230,033,074

------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.5%
------------------------------------------------------------------------

Financial Select Sector SPDR
  Fund......................         81,631              719,169    (n)
Industrial Select Sector
  SPDR Fund.................        159,917            2,947,270    (n)

TOTAL EXCHANGE TRADED FUNDS
  (COST $7,042,788).........                           3,666,439

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
------------------------------------------------------------------------

GEI Investment Fund
  (COST $119,379)..............................           62,077    (j)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $323,139,951).......                         233,761,590

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.4%
------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.2%
GE Money Market Fund
  Institutional Class 0.52%
  (COST $10,347,423)........                          10,347,423   (d,o)




                                      PRINCIPAL
                                         AMOUNT

TIME DEPOSIT -- 0.2%

State Street Corp. 0.01%
  04/01/09                          $485,000             485,000    (e)

TOTAL SHORT-TERM INVESTMENTS
  (COST $10,832,423)........                          10,832,423

TOTAL INVESTMENTS
  (COST $333,972,374).......                         244,594,013

OTHER ASSETS AND
  LIABILITIES, NET -- 0.1%..                             150,470
                                                    ------------

NET ASSETS -- 100.0%........                        $244,744,483
                                                    ============







OTHER INFORMATION
--------------------------------------------------------------------------------

The GE U.S. Equity Fund had the following long futures contracts open at March 31, 2009 (unaudited):

                                   NUMBER     CURRENT     UNREALIZED
                     EXPIRATION      OF      NOTIONAL    APPRECIATION/
DESCRIPTION             DATE     CONTRACTS     VALUE    (DEPRECIATION)
----------------------------------------------------------------------
S&P 500 Index
  Futures             June 2009      9      $1,788,300      $53,877




See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE U.S. Equity Fund

(PHOTO OF STEPHEN V. GELHAUS)

Stephen V. Gelhaus
Vice President

(PHOTO OF PAUL C. REINHARDT)

Paul C. Reinhardt
Senior Vice President

The GE Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus' trade decisions. See portfolio managers' biographical information beginning on page 162.

Q. HOW DID THE GE CORE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009?

A. For the six-month period ended March 31, 2009, the GE Core Value Equity Fund returned -29.73% for Class A shares, -30.09% for Class B shares, -30.01% for Class C shares, -29.82% for Class R shares and -29.63% for Class Y shares. The S&P 500 Index, the Fund's benchmark, returned -30.54% and the Fund's Lipper peer group of 937 Large-Cap Core Funds returned an average of -29.66% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. A severe global economic recession continued to mar the investment environment for U.S. equities. As corporations and consumers continued a painful deleveraging process, there was no place to hide, with all ten S&P 500 sectors declining during the six months ended March 31, 2009. While the US equity markets initially rallied upon the arrival of the Obama administration in mid-January, they resumed a downward trend as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By the end of March, however, U.S. equities began working their way higher with rising confidence that the sum of the actions taken by the Federal Reserve and Treasury might provide an effective backstop to the ailing financial sector.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. One key driver to Fund performance was stock selection in the financials and materials sectors. Financials was the worst performing sector in the S&P 500, declining 55%. Strong stock selection within financials more than offset the Fund's overweight in this sector, with holdings Bank of New York Mellon (-11%) and Aon (-9%) contributing significantly to performance. The Fund's underweight in banks, consumer finance and REITs contributed as well; avoiding the poorest performers were key to the Fund's performance. Materials was another key contributor, with solid rebounds in Barrick Gold and Freeport McMoran Copper and Gold in the second half of the period, as investors began turning toward oversold commodities stocks. The Fund was also helped by outperformance in healthcare, primarily large-cap pharmaceuticals, as Bristol-Myers Squibb (+0%) and Wyeth (+8%) both outperformed.

     The Fund's greatest single-stock detractor was Textron (-80%). The global aircraft and industrial manufacturer reacted poorly to extreme economic sensitivity and an overhang of woes in its financial subsidiary. We eliminated our position during the March quarter to reflect Textron's changing risk-reward profile. Our worst performing sectors were

GE Value Equity Fund


     consumer discretionary and energy. Mixed performances among our media and specialty retail holdings detracted most from performance, in a period when consumer spending declined markedly. For example, global marketing services company, Omnicom (-39%) proved to be a key detractor in this environment. In energy, underweighting outperforming exploration and production companies like Chevron (-8%) hurt Fund performance. This was also the case in the telecommunications sector, where we benefited from outperformance in AT&T (-7%), but suffered because we owned less than the S&P 500.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. The Fund continued to emphasize financially strong companies that the investment team believes will be market share winners in the ongoing difficult economic environment. While the recent equity market and economic weakness is disappointing, we believe that lower stock prices are creating opportunities in all economic sectors.

     During the period, we cautiously began to explore some attractive valuations among the financials -- specifically those companies with strong balance sheets, robust risk management capabilities, solid capital structures, and industry leadership. As of March 31, 2009, our bottom-up process had resulted in financials as our top sector overweight, with an emphasis on the high-quality financials that we believe will survive the current environment and take share opportunistically. We also took advantage of values within the materials and energy sectors to increase our weighting in commodity-oriented companies during the period. We were also overweight consumer staples at March 31, 2009. The Fund increased its underweight in healthcare stocks during the period to fund opportunities with greater appreciation potential.

GE Value Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 01, 2008 - MARCH 31, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                702.72                 5.82
     Class B                     1,000.00                699.06                 8.94
     Class C                     1,000.00                699.93                 9.07
     Class R                     1,000.00                701.79                 7.00
     Class Y                     1,000.00                703.68                 5.31
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,017.94                 6.89
     Class B                     1,000.00              1,014.31                10.60
     Class C                     1,000.00              1,014.16                10.75
     Class R                     1,000.00              1,016.57                 8.30
     Class Y                     1,000.00              1,018.53                 6.29
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.37% for Class A shares, 2.11% for Class B shares, 2.14% for Class C shares, 1.65% for Class R shares and 1.25% for Class Y shares (for the period October 01, 2008 -- March 31, 2009), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended March 31, 2009 were as follows: (-29.73)% for Class A shares, (-30.09)% for Class B shares, (-30.01)% for Class C shares, (-29.82)% for Class R shares and (-29.63)% for Class Y shares.

GE Value Equity Fund


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal, circumstances. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2009 as a % of Market Value

----------------------------------------------------------------------------
Exxon Mobil Corp.               3.64%  Hewlett-Packard Co.             2.08%
-------------------------------------  -------------------------------------
                                       The Bank of New York Mellon
Microsoft Corp.                 3.24%  Corp.                           2.04%
-------------------------------------  -------------------------------------
                                       International Business
PepsiCo, Inc.                   2.88%  Machines Corp.                  2.00%
-------------------------------------  -------------------------------------
JPMorgan Chase & Co.            2.33%  AT&T Inc.                       1.93%
-------------------------------------  -------------------------------------
Intel Corp.                     2.26%  Clorox Co.                      1.88%
-------------------------------------  -------------------------------------




--------------------------------------------------------------------------------
LIPPER PERFORMANCE COMPARISON
Large Cap Core Peer Group

Based on average annual total returns for the periods ended 3/31/09

                                                                SIX       ONE      FIVE     TEN
                                                              MONTHS     YEAR      YEAR     YEAR
                                                              ------    ------    -----    -----
Number of Funds in peer group:                                   937       888      638      360

------------------------------------------------------------------------------------------------

Peer group average annual total return:                       (29.66)%  (37.32)%  (4.94)%  (2.94)%
------------------------------------------------------------------------------------------------


Lipper categories in peer group: Large Cap Core


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES ++

(PERFORMANCE GRAPH)

                            GE CORE                    S&P 500
                         VALUE EQUITY    WITH LOAD      INDEX
                         ------------    ---------     -------
03/99                      10000.00        9425.00    10000.00
09/99                      10184.00        9598.37    10037.30
09/00                      11339.90       10687.80    11366.60
09/01                       9530.82        8982.80     8336.44
09/02                       7887.44        7433.91     6628.31
09/03                       9424.78        8882.86     8248.26
09/04                      10576.30        9968.19     9392.55
09/05                      11711.70       11038.20    10543.30
09/06                      13067.40       12316.00    11681.50
09/07                      15419.00       14532.50    13602.20
09/08                      12974.30       12228.30    10613.00
03/09                       9117.29        8593.05     7371.91




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                         ENDING
                                                                       VALUE OF A
                        SIX      ONE     FIVE    TEN                     $10,000
                      MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT
                      ------   ------   -----   -----   ------------   ----------
GE Core Value Equity
  Fund                (29.73)% (33.98)% (3.00)% (0.92)%   09/08/93        9,117
With Load             (33.77)% (37.77)% (4.14)% (1.50)%                   8,593
S&P 500 Index         (30.54)% (38.09)% (4.76)% (3.00)%                   7,372



--------------------------------------------------------------------------------

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                         GE CORE       S&P 500
                      VALUE EQUITY      INDEX
                      ------------     -------
03/99                   10000.00      10000.00
09/99                   10161.70      10037.30
09/00                   11222.70      11366.60
09/01                    9366.11       8336.44
09/02                    7691.05       6628.31
09/03                    9107.06       8248.26
09/04                   10154.50       9392.55
09/05                   11157.40      10543.30
09/06                   12347.00      11681.50
09/07                   14520.70      13602.20
09/08                   12218.40      10613.00
03/09                    8586.07       7371.91




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                             ENDING
                                                                           VALUE OF A
                          SIX      ONE     FIVE    TEN                      $10,000
                        MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT(A)
                        ------   ------   -----   -----   ------------   -------------
GE Core Value Equity
  Fund                  (30.09)% (34.56)% (3.74)% (1.51)%   09/08/93         8,586
With Load               (34.09)% (38.56)% (3.74)% (1.51)%
S&P 500 Index           (30.54)% (38.09)% (4.76)% (3.00)%                    7,372



--------------------------------------------------------------------------------

GE Value Equity Fund

                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                         GE CORE       S&P 500
                      VALUE EQUITY      INDEX
                      ------------     -------
09/99                   10000.00      10000.00
09/00                   11053.00      11324.40
09/01                    9207.06       8305.46
09/02                    7558.74       6603.67
09/03                    8970.93       8217.61
09/04                    9995.99       9357.64
09/05                   10981.00      10504.10
09/06                   12157.80      11638.10
09/07                   14246.70      13551.60
09/08                   11902.70      10573.50
03/09                    8330.97       7344.51




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                                 ENDING
                                                                               VALUE OF A
                          SIX      ONE     FIVE     SINCE                       $10,000
                        MONTHS    YEAR     YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                        ------   ------   -----   ---------   ------------   -------------
GE Core Value Equity
  Fund                  (30.01)% (34.52)% (3.71)%   (1.90)%     09/30/99         8,331
With Load               (31.01)% (35.52)% (3.71)%   (1.90)%
S&P 500 Index           (30.54)% (38.09)% (4.76)%   (3.19)%                      7,345




--------------------------------------------------------------------------------

                                 CLASS R SHARES

(PERFORMANCE GRAPH)

                           GE CORE       S&P 500
                        VALUE EQUITY      INDEX
                        ------------     -------
01/29/08                  10000.00      10000.00
03/08                      9691.68       9633.37
06/08                      9722.51       9370.68
09/08                      9095.58       8586.36
12/08                      7133.53       6702.23
03/09                      6383.19       5964.19




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                   ENDING
                                                                 VALUE OF A
                    SIX      ONE      SINCE                       $10,000
                  MONTHS    YEAR    INCEPTION   COMMENCEMENT   INVESTMENT(A)
                  ------   ------   ---------   ------------   -------------
GE Core Value
  Equity Fund     (29.82)% (34.14)%   (31.45)%    01/29/08         6,383
S&P 500 Index     (30.54)% (38.09)%   (35.79)%                     5,964




--------------------------------------------------------------------------------

                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

                       GE CORE       S&P 500
                    VALUE EQUITY      INDEX
                    ------------     -------
03/99                 10000.00      10000.00
09/99                 10208.30      10037.30
09/00                 11388.70      11366.60
09/01                  9601.32       8336.44
09/02                  7966.21       6628.31
09/03                  9531.16       8248.26
09/04                 10702.30       9392.55
09/05                 11869.60      10543.30
09/06                 13324.60      11681.50
09/07                 15889.40      13602.20
09/08                 13417.10      10613.00
03/09                  9441.28       7371.91




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                       ENDING
                                                                     VALUE OF A
                    SIX      ONE     FIVE    TEN                      $10,000
                  MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT(A)
                  ------   ------   -----   -----   ------------   -------------
GE Core Value
  Equity Fund     (29.63)% (33.82)% (2.58)% (0.57)%   01/05/98         9,441
S&P 500 Index     (30.54)% (38.09)% (4.76)% (3.00)%                    7,372



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE CORE VALUE EQUITY FUND                             March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

GE CORE VALUE EQUITY FUND

Portfolio Composition as a % of Market Value of $27,994
(in thousands) as of March 31, 2009

(FPO)

Information Technology                           17.6
Financials                                       16.0
Consumer Staples                                 13.3
Energy                                           12.5
Healthcare                                       10.8
Consumer Discretionary                            7.9
Industrials                                       6.2
Utilities                                         4.2
Materials                                         3.9
Telecommunication Services                        3.8
Short Term                                        3.8
Other Investments                                 0.0





                                         NUMBER
                                      OF SHARES             VALUE
COMMON STOCK -- 95.0%+
------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 1.3%
Alliant Techsystems, Inc. ..            409         $     27,395    (a)
Honeywell International
  Inc. .....................          4,803              133,812
Rockwell Collins, Inc. .....          6,132              200,148
                                                         361,355

BEVERAGES -- 5.0%
Molson Coors Brewing Co.
  (Class B).................          3,291              112,815
Pepsi Bottling Group,
  Inc. .....................         21,008              465,117
PepsiCo, Inc. ..............         15,636              804,941    (h)
                                                       1,382,873

BIOTECHNOLOGY -- 1.5%
Amgen Inc. .................          8,176              404,876    (a)

CAPITAL MARKETS -- 6.1%
Ameriprise Financial,
  Inc. .....................         14,158              290,097
Morgan Stanley..............          8,892              202,471
State Street Corp. .........          5,621              173,014    (e)
The Bank of New York Mellon
  Corp. ....................         20,214              571,046
The Charles Schwab Corp. ...         11,651              180,591
The Goldman Sachs Group,
  Inc.......................          2,636              279,469
                                                       1,696,688

CHEMICALS -- 0.7%
Potash Corp of Saskatchewan
  Inc. .....................          2,249              181,742

COMMERCIAL BANKS -- 1.2%
US Bancorp..................         12,264              179,177
Wells Fargo & Co. ..........         10,220              145,533
                                                         324,710

COMMUNICATIONS EQUIPMENT -- 1.8%
Cisco Systems, Inc. ........         16,441              275,716    (a)
Corning Inc. ...............         17,578              233,260
                                                         508,976

COMPUTERS & PERIPHERALS -- 4.3%
Dell Inc. ..................          6,132               58,131    (a)
Hewlett-Packard Co. ........         18,193              583,268
International Business
  Machines Corp. ...........          5,787              560,702
                                                       1,202,101

DIVERSIFIED FINANCIAL SERVICES -- 2.3%
JPMorgan Chase & Co. .......         24,527              651,928

DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.3%
AT&T Inc. ..................         21,462              540,842
Verizon Communications
  Inc. .....................         12,774              385,775    (h)
                                                         926,617

ELECTRIC UTILITIES -- 2.7%
American Electric Power
  Comapny Inc. .............         14,308              361,420
Edison International........         12,775              368,048
Entergy Corp. ..............            511               34,794
                                                         764,262

ELECTRICAL EQUIPMENT -- 1.3%
ABB Ltd. ADR................         26,571              370,400

ENERGY EQUIPMENT & SERVICES -- 3.8%
Halliburton Co. ............         13,388              207,112
National Oilwell Varco,
  Inc. .....................          5,480              157,331    (a)
Schlumberger Ltd. ..........          6,913              280,806
Transocean Ltd. ............          6,949              408,879    (a)
                                                       1,054,128

FOOD PRODUCTS -- 3.7%
Archer-Daniels-Midland
  Co. ......................          2,504               69,561
General Mills, Inc. ........          3,067              152,982
Kraft Foods Inc. (Class A)..         14,307              318,903


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE CORE VALUE EQUITY FUND                             March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE
McCormick & Company Inc. ...          9,709         $    287,095
Nestle S.A. ADR.............          6,132              205,729
                                                       1,034,270

HEALTHCARE EQUIPMENT & SUPPLIES -- 1.7%
Boston Scientific Corp. ....         41,901              333,113    (a)
Covidien Ltd. ..............          3,852              128,041
                                                         461,154

HEALTHCARE PROVIDERS & SERVICES -- 2.1%
Cardinal Health, Inc. ......         12,264              386,071
McKesson Corp. .............          5,314              186,203
                                                         572,274

HOTELS RESTAURANTS & LEISURE -- 0.2%
Darden Restaurants, Inc. ...          1,839               63,004

HOUSEHOLD PRODUCTS -- 2.6%
Clorox Co. .................         10,220              526,126
Kimberly-Clark Corp. .......          4,599              212,060    (h)
                                                         738,186

INSURANCE -- 6.1%
ACE Ltd. ...................         11,242              454,177
AON Corp. ..................          7,307              298,272
Chubb Corp. ................          4,088              173,004
Marsh & McLennan Companies,
  Inc. .....................          1,226               24,827
MetLife, Inc. ..............         15,154              345,057
PartnerRe Ltd. .............            818               50,773
Prudential Financial,
  Inc. .....................          5,416              103,012
The Travelers Companies,
  Inc. .....................          6,132              249,204
                                                       1,698,326

IT SERVICES -- 2.0%
Affiliated Computer
  Services, Inc. (Class A)..          5,937              284,323    (a)
The Western Union Co. ......         22,483              282,611
                                                         566,934

LIFE SCIENCES TOOLS & SERVICES -- 0.2%
Thermo Fisher Scientific,
  Inc. .....................          1,737               61,959    (a)

MACHINERY -- 2.2%
Deere & Co. ................          8,312              273,215
Eaton Corp. ................          5,314              195,874
ITT Corp. ..................          3,654              140,569
                                                         609,658

MEDIA -- 5.7%
Comcast Corp. (Class A).....         32,882              423,191
Omnicom Group Inc. .........         22,470              525,798
The Walt Disney Co. ........          8,176              148,476
Time Warner Inc. ...........         23,358              450,809
Viacom, Inc. (Class B)......          3,066               53,287    (a)
                                                       1,601,561

METALS & MINING -- 3.2%
Allegheny Technologies
  Inc. .....................          9,134              200,309
Barrick Gold Corp. .........          7,154              231,933
Freeport-McMoRan Copper &
  Gold Inc. ................         12,264              467,381
                                                         899,623

MULTILINE RETAIL -- 0.3%
Target Corp. ...............          2,555               87,866

MULTI-UTILITIES -- 1.5%
Dominion Resources, Inc. ...         13,286              411,733

OIL, GAS & CONSUMABLE FUELS -- 8.7%
Apache Corp. ...............          3,373              216,176
Chevron Corp. ..............          1,022               68,719
Devon Energy Corp. .........          4,599              205,529
Exxon Mobil Corp. ..........         14,980            1,020,138    (h)
Hess Corp. .................          2,192              118,806
Marathon Oil Corp. .........         17,169              451,373
Occidental Petroleum
  Corp. ....................          5,110              284,372
Valero Energy Corp. ........          4,088               73,175
                                                       2,438,288

PERSONAL PRODUCTS -- 0.6%
The Estee Lauder Companies
  Inc. (Class A)............          7,307              180,118

PHARMACEUTICALS -- 5.5%
Abbott Laboratories.........          3,884              185,267
Bristol-Myers Squibb Co. ...         19,111              418,913
Merck & Company Inc. .......          8,687              232,377
Pfizer Inc. ................         16,352              222,714
Wyeth.......................         10,961              471,761
                                                       1,531,032

ROAD & RAIL -- 0.3%
Union Pacific Corp. ........          1,840               75,642


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE CORE VALUE EQUITY FUND                             March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.3%
Analog Devices, Inc. .......          2,043         $     39,369
Intel Corp. ................         42,105              633,680
Kla-Tencor Corp. ...........          5,937              118,740
Lam Research Corp. .........          8,380              190,813    (a)
MEMC Electronic Materials,
  Inc. .....................          3,066               50,558    (a)
Microchip Technology Inc. ..          7,665              162,421
Taiwan Semiconductor
  Manufacturing Company Ltd.
  ADR.......................          9,403               84,153
Texas Instruments Inc. .....         11,242              185,605
                                                       1,465,339

SOFTWARE -- 4.3%
Microsoft Corp. ............         49,362              906,780
Oracle Corp. ...............         15,840              286,229    (a)
                                                       1,193,009

SPECIALTY RETAIL -- 1.6%
Bed Bath & Beyond, Inc. ....         10,527              260,543    (a)
Lowe's Companies, Inc. .....         10,334              188,596
                                                         449,139

TOBACCO -- 1.4%
Altria Group, Inc. .........         12,264              196,469
Philip Morris International,
  Inc. .....................          5,417              192,737
                                                         389,206

WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
Vodafone Group PLC ADR......          8,221              143,210

TOTAL COMMON STOCK
  (COST $34,925,248)........                         26,502,187


------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.5%
------------------------------------------------------------------------
Financial Select Sector SPDR
  Fund......................         10,398               91,606    (n)
Industrial Select Sector
  SPDR Fund.................         17,756              327,243   (h,n)

TOTAL EXCHANGE TRADED FUNDS
  (COST $902,103)...........                            418,849

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
------------------------------------------------------------------------
GEI Investment Fund
  (COST $18,963)............                               9,861    (j)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $35,846,314)........                          26,930,897

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.9%
------------------------------------------------------------------------
GE Money Market Fund
  Institutional Class 0.52%
  (COST $1,063,180).........                           1,063,180   (d,o)

TOTAL INVESTMENTS
  (COST $36,909,494)........                          27,994,077

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.4)%.............                            (100,260)
                                                    ------------

NET ASSETS -- 100.0%........                        $ 27,893,817
                                                    ============







OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Core Value Equity Fund had the following long futures contracts open at March 31, 2009 (unaudited):

                                    NUMBER    CURRENT    UNREALIZED
                      EXPIRATION      OF     NOTIONAL   APPRECIATION/
DESCRIPTION              DATE     CONTRACTS    VALUE   (DEPRECIATION)
---------------------------------------------------------------------
S&P 500 Index
  Futures              June 2009      2      $397,400      $1,681




See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE U.S. Equity Fund

(Photo of David B. Corlson)

David B. Carlson
Co-Chief Investment Officer -- U.S. Equities

David B. Carlson has been the portfolio manager of the GE Premier Growth Equity Fund since its inception in 1996. See portfolio managers' biographical information beginning on page 162.

Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009?

A. For the six-month period ended March 31, 2009, the GE Premier Growth Equity Fund returned -28.92% for Class A shares, -29.22% for Class B shares, -29.16% for Class C shares, -29.04% for Class R shares and -28.84% for Class Y shares. The S&P 500 Index, the Fund's benchmark, returned -30.54% and the Fund's Lipper peer group of 829 Large-Cap Growth Funds returned an average of -26.00% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The significant downdraft in the markets following the September bankruptcy of Lehman Brothers continued through year-end and into 2009. With credit markets frozen, economic activity ground to a halt in the US and around the globe. While the US equity markets initially rallied upon the arrival of the Obama administration in mid-January, they resumed a downward trend as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By the end of March, however, U.S. equities began working their way higher with rising confidence that the sum of the actions taken by the Federal Reserve and Treasury might provide an effective backstop to the ailing financial sector.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. In the context of the economic and market uncertainties during the period, the worst performing sector in the S&P 500 was the financial sector with a decline of 55%. During the period, the Fund was underweight financials, on average, and our financials stocks fell less than the sector. Owning outperformers among diversified financials and avoiding large commercial banks altogether contributed to the Fund's relative strength in financials. Underweighting industrial companies as global economic activity slowed also benefited the Fund. Materials was a positive contributor, with our sole holding, Monsanto (-17%) down less than the market. Technology also helped returns, with relative strength in Qualcomm (-9%) and Intuit (-15%) offsetting weakness in Western Union (-49%). Finally Liberty Media Entertainment was a relative winner in the consumer discretionary space, reflecting the positive fundamentals in its DirecTV stake.

     Our worst performing sector was in energy, where weakness in our oil services companies weighed on returns, despite a 25% rally in deep-water driller Transocean in the second half of the period. We continued to hold both energy service companies, Schlumberger and Transocean, for the long term. PepsiCo (-27%) lagged its consumer staples peers, although it outperformed the market, creating additional pressure on returns; we have traditionally found it difficult to find companies with sustainable double-digit earnings growth prospects within the staples sector, and have continued to be underweight in that sector. Medtronic (-41%) was another underperformer in the healthcare space. Finally, emphasizing wireless companies and avoiding diversified telecommunications companies hurt performance -- although we continued to favor the long-term growth prospects of wireless companies like American Tower over the traditional carriers.

GE U.S. Equity Fund



Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. We ended the period with 35 stocks in the portfolio, consistent with the Fund's historical holdings. The one-year turnover in the portfolio was about 22%, which was also inline with the Fund's historical average. The portfolio's largest sector weighting remained in the technology sector at approximately 31% of the portfolio. Some of corporate America's strongest balance sheets are in the technology sector, with companies such as Microsoft, Qualcomm, and Cisco holding extremely large cash balances and little to no debt. We ended the period with a new underweight in healthcare, as we tendered our shares of Genentech to Roche at $95 per share, and trimmed Johnson & Johnson.

     Volatility in the financial sector presented us with an opportunity to close our underweight vs. the S&P 500, with a focus on companies that we believe will not only survive, but emerge from the financial crisis as stronger competitors. For example, we believe CME will benefit from a migration in derivatives transactions from over-the-counter to exchanges. Goldman Sachs is another high-quality financial that has managed to remain profitable throughout the credit crisis. The portfolio remains overweighted in consumer discretionary (primarily media and retail) and underweighted in energy, although we will likely add to this sector when we see signs of a better economy.

GE Premier Growth Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 01, 2008 - MARCH 31, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                710.77                5.20
     Class B                     1,000.00                707.79                8.39
     Class C                     1,000.00                708.38                8.39
     Class R                     1,000.00                709.64                6.27
     Class Y                     1,000.00                711.59                4.14
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,018.67                6.14
     Class B                     1,000.00              1,015.00                9.90
     Class C                     1,000.00              1,015.00                9.90
     Class R                     1,000.00              1,017.45                7.39
     Class Y                     1,000.00              1,019.90                4.88
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.22% for Class A shares, 1.97% for Class B shares, 1.97% for Class C shares, 1.47% for Class R shares and 0.97% for Class Y shares (for the period October 01, 2008 -- March 31, 2009), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended March 31, 2009 were as follows: (-28.92)% for Class A shares, (-29.22)% for Class B shares, (-29.16)% for Class C shares, (-29.04)% for Class R shares and (-28.84)% for Class Y shares.

GE Premier Growth Equity Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2009 as a % of Market Value

----------------------------------------------------------------------------
QUALCOMM Inc.                   4.93%  Amgen Inc.                      3.81%
-------------------------------------  -------------------------------------
Intuit, Inc.                    4.64%  The Western Union Co.           3.78%
-------------------------------------  -------------------------------------
Liberty Media
  Corp - Entertainment (Series
  A)                            4.42%  Bed Bath & Beyond, Inc.         3.59%
-------------------------------------  -------------------------------------
Monsanto Co.                    4.02%  Paychex, Inc.                   3.59%
-------------------------------------  -------------------------------------
CME Group Inc.                  3.88%  Comcast Corp. (Class A)         3.44%
-------------------------------------  -------------------------------------




--------------------------------------------------------------------------------
LIPPER PERFORMANCE COMPARISON
Large Cap Growth Peer Group

Based on average annual total returns for the periods ended 3/31/09

                                                                SIX       ONE      FIVE     TEN
                                                              MONTHS     YEAR      YEAR     YEAR
                                                              ------    ------    -----    -----
Number of Funds in peer group:                                   829       791      565      285

------------------------------------------------------------------------------------------------

Peer group average annual total return:                       (26.00)%  (35.29)%  (4.70)%  (4.03)%
------------------------------------------------------------------------------------------------


Lipper categories in peer group: Large Cap Growth


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                           GE PREMIER                   S&P 500
                         GROWTH EQUITY    WITH LOAD      INDEX
                         -------------    ---------     -------
03/99                       10000.00        9425.00    10000.00
09/99                       10311.30        9718.43    10037.30
09/00                       12230.00       11526.70    11366.60
09/01                        9301.88        8767.03     8336.44
09/02                        7816.17        7366.74     6628.31
09/03                        9827.25        9262.19     8248.26
09/04                       10439.90        9839.58     9392.55
09/05                       11412.00       10755.80    10543.30
09/06                       11947.30       11260.30    11681.50
09/07                       13648.90       12864.10    13602.20
09/08                       11612.40       10944.70    10613.00
03/09                        8253.75        7779.16     7371.91




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                         ENDING
                                                                       VALUE OF A
                        SIX      ONE     FIVE    TEN                     $10,000
                      MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT
                      ------   ------   -----   -----   ------------   ----------
GE Premier Growth
  Equity Fund         (28.92)% (32.98)% (5.15)% (1.90)%   12/31/96        8,254
With Load             (33.01)% (36.83)% (6.27)% (2.48)%                   7,779
S&P 500 Index         (30.54)% (38.09)% (4.76)% (3.00)%                   7,372




--------------------------------------------------------------------------------

GE Premier Growth Equity Fund

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                          GE PREMIER      S&P 500
                        GROWTH EQUITY      INDEX
                        -------------     -------
03/99                      10000.00      10000.00
09/99                      10274.10      10037.30
09/00                      12092.70      11366.60
09/01                       9131.86       8336.44
09/02                       7615.09       6628.31
09/03                       9503.81       8248.26
09/04                      10020.10       9392.55
09/05                      10912.80      10543.30
09/06                      11424.70      11681.50
09/07                      13051.90      13602.20
09/08                      11104.40      10613.00
03/09                       7892.72       7371.91




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                          ENDING
                                                                        VALUE OF A
                       SIX      ONE     FIVE    TEN                      $10,000
                     MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT(A)
                     ------   ------   -----   -----   ------------   -------------
GE Premier Growth
  Equity Fund        (29.22)% (33.51)% (5.86)% (2.34)%   12/31/96         7,893
With Load            (33.22)% (37.51)% (5.86)% (2.34)%
S&P 500 Index        (30.54)% (38.09)% (4.76)% (3.00)%                    7,372



--------------------------------------------------------------------------------


                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                             GE PREMIER      S&P 500
                           GROWTH EQUITY      INDEX
                           -------------     -------
09/99                         10000.00      10000.00
09/00                         11765.70      11324.40
09/01                          8884.96       8305.46
09/02                          7405.02       6603.67
09/03                          9251.04       8217.61
09/04                          9753.36       9357.64
09/05                         10582.20      10504.10
09/06                         10993.00      11638.10
09/07                         12466.00      13551.60
09/08                         10522.20      10573.50
03/09                          7453.67       7344.51




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                              ENDING
                                                                            VALUE OF A
                        SIX      ONE     FIVE     SINCE                      $10,000
                      MONTHS    YEAR     YEAR   INCEPTION   COMMENCEMENT  INVESTMENT(A)
                      ------   ------   -----   ---------   ------------  -------------
GE Premier Growth
  Equity Fund         (29.16)% (33.45)% (5.86)%   (3.05)%     09/30/99        7,454
With Load             (30.16)% (34.45)% (5.86)%   (3.05)%
S&P 500 Index         (30.54)% (38.09)% (4.76)%   (3.20)%                     7,345



--------------------------------------------------------------------------------


                                 CLASS R SHARES

(PERFORMANCE GRAPH)

                      GE PREMIER      S&P 500
                    GROWTH EQUITY      INDEX
                    -------------     -------
01/29/08               10000.00      10000.00
03/08                   9852.81       9633.37
06/08                   9866.19       9370.68
09/08                   9277.43       8586.36
12/08                   6743.89       6702.23
03/09                   6583.67       5964.19




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                  ENDING
                                                                VALUE OF A
                    SIX      ONE      SINCE                      $10,000
                  MONTHS    YEAR    INCEPTION   COMMENCEMENT  INVESTMENT(A)
                  ------   ------   ---------   ------------  -------------
GE Premier
  Growth Equity
  Fund            (29.04)% (33.18)%   (29.42)%    01/29/08        6,584
S&P 500 Index     (30.54)% (38.09)%   (35.79)%                    5,964



--------------------------------------------------------------------------------


                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

                      GE PREMIER      S&P 500
                    GROWTH EQUITY      INDEX
                    -------------     -------
03/99                  10000.00      10000.00
09/99                  10329.30      10037.30
09/00                  12278.20      11366.60
09/01                   9362.12       8336.44
09/02                   7885.04       6628.31
09/03                   9940.54       8248.26
09/04                  10585.00       9392.55
09/05                  11603.20      10543.30
09/06                  12176.40      11681.50
09/07                  13944.00      13602.20
09/08                  11892.20      10613.00
03/09                   8462.39       7371.91




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                       ENDING
                                                                     VALUE OF A
                    SIX      ONE     FIVE    TEN                      $10,000
                  MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT(A)
                  ------   ------   -----   -----   ------------   -------------
GE Premier
  Growth Equity
  Fund            (28.84)% (32.82)% (4.92)% (1.66)%   12/31/96         8,462
S&P 500 Index     (30.54)% (38.09)% (4.76)% (3.00)%                    7,372



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE PREMIER GROWTH EQUITY FUND                         March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

GE PREMIER GROWTH EQUITY FUND

Portfolio Composition as a % of Market Value of $133,079
(in thousands) as of March 31, 2009

(CHART)

Information Technology                           33.6
Consumer Discretionary                           17.9
Healthcare                                       12.9
Financials                                       11.9
Energy                                            6.2
Short-Term                                        4.8
Materials                                         4.0
Consumer Staples                                  3.3
Industrials                                       2.7
Telecommunication Services                        2.7
Other Investments                                0.0*





                                        NUMBER
                                     OF SHARES             VALUE
COMMON STOCK -- 95.7%+
----------------------------------------------------------------------

BEVERAGES -- 3.3%
PepsiCo, Inc. ..............        85,823         $  4,418,168

BIOTECHNOLOGY -- 5.4%
Amgen Inc. .................       102,511            5,076,345    (a)
Gilead Sciences, Inc. ......        43,909            2,033,865    (a)
                                                      7,110,210

CAPITAL MARKETS -- 6.0%
State Street Corp. .........       140,654            4,329,330    (e)
The Goldman Sachs Group,
  Inc.......................        33,375            3,538,417
                                                      7,867,747

CHEMICALS -- 4.0%
Monsanto Co. ...............        64,367            5,348,898    (h)

COMMERCIAL SERVICES & SUPPLIES -- 2.4%

Iron Mountain Inc. .........       145,422            3,224,006    (a)

COMMUNICATIONS EQUIPMENT -- 11.8%
Cisco Systems, Inc..........       262,236            4,397,698   (a,h)
Corning Inc. ...............       200,253            2,657,357
QUALCOMM Inc. ..............       168,784            6,567,385
Research In Motion Ltd. ....        47,680            2,053,578    (a)
                                                     15,676,018

DIVERSIFIED FINANCIAL SERVICES -- 3.9%
CME Group Inc. .............        20,979         $  5,169,016

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.9%
Molex Inc. (Class A)........       194,054            2,452,842    (h)

ENERGY EQUIPMENT & SERVICES -- 6.2%
Schlumberger Ltd. ..........       104,894            4,260,794
Transocean Ltd. ............        66,751            3,927,629    (a)
                                                      8,188,423

HEALTHCARE EQUIPMENT & SUPPLIES -- 2.4%
Medtronic, Inc. ............       109,662            3,231,739

HEALTHCARE PROVIDERS & SERVICES -- 3.3%
Lincare Holdings Inc. ......       102,510            2,234,718    (a)
VCA Antech, Inc. ...........        94,404            2,128,810    (a)
                                                      4,363,528

HOTELS RESTAURANTS & LEISURE -- 1.9%
Carnival Corp. .............       116,814            2,523,182

INSURANCE -- 1.2%
AFLAC Inc. .................        83,439            1,615,379    (h)

INTERNET SOFTWARE & SERVICES -- 1.6%
eBay Inc....................       164,493            2,066,032   (a,h)

IT SERVICES -- 9.0%
Paychex, Inc. ..............       185,949            4,773,311
The Western Union Co. ......       400,505            5,034,348
Visa, Inc. (Class A)........        37,190            2,067,764
                                                     11,875,423

MACHINERY -- 2.7%
Dover Corp. ................       135,886            3,584,673

MEDIA -- 10.2%
Comcast Corp. (Class A).....       355,210            4,571,553
Liberty Global, Inc. (Series
  C)........................       219,325            3,099,062    (a)
Liberty Media
  Corp -- Entertainment
  (Series A)................       294,657            5,878,407    (a)
                                                     13,549,022


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE PREMIER GROWTH EQUITY FUND                         March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                        NUMBER
                                     OF SHARES             VALUE

PHARMACEUTICALS -- 1.9%
Johnson & Johnson...........        47,679         $  2,507,915

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.9%
CB Richard Ellis Group, Inc.
  (Class A).................       300,379            1,210,527    (a)

SOFTWARE -- 7.1%
Intuit, Inc. ...............       228,860            6,179,220    (a)
Microsoft Corp. ............       176,413            3,240,707
                                                      9,419,927

SPECIALTY RETAIL -- 5.9%
Bed Bath & Beyond, Inc......       193,101            4,779,250   (a,h)
Lowe's Companies, Inc. .....       165,446            3,019,390
                                                      7,798,640

WIRELESS TELECOMMUNICATION SERVICES -- 2.7%
American Tower Corp. (Class
  A)........................       116,814            3,554,650    (a)

TOTAL COMMON STOCK
  (COST $179,416,730).......                        126,755,965

-----------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
----------------------------------------------------------------------
GEI Investment Fund
  (COST $20,206) ...........                             10,507    (j)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $179,436,936).......                        126,766,472

-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
-----------------------------------------------------------------------
GE Money Market Fund
  Institutional Class 0.52%
  (COST $6,312,162).........                          6,312,162   (d,o)

TOTAL INVESTMENTS
  (COST $185,749,098) ......                        133,078,634

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.5)%.............                           (627,652)
                                                   ------------

NET ASSETS -- 100.0%........                       $132,450,982
                                                   ============








OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Premier Growth Equity Fund had the following long future contract open at March 31, 2009 (unaudited);

                                    NUMBER     CURRENT     UNREALIZED
                      EXPIRATION      OF      NOTIONAL    APPRECIATION/
DESCRIPTION              DATE     CONTRACTS     VALUE    (DEPRECIATION)
-----------------------------------------------------------------------
S&P 500 Index
  Futures              June 2009      6      $1,192,200      $38,091





See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE Samll Cap Equity Fund

(PHOTO OF DAVID WIEDERECHT)

David Wiederecht
President -- Investment Strategies

The GE Small-Cap Equity Fund is managed by David Wiederecht, who is vested with oversight authority over the Fund's sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Mr. Wiederecht has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; and SouthernSun Asset Management, Inc. See portfolio managers' biographical information beginning on page 162.

Q. HOW DID THE GE SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009?

A. For the six-month period ended March 31, 2009, the GE Small-Cap Equity Fund returned -35.78% for Class A shares, -36.01% for Class B shares, -35.99% for Class C shares, -35.91% for Class R shares and -35.69% for Class Y shares. The Russell 2000 Index, the Fund's benchmark, returned -37.17% and the Fund's Lipper peer group of 784 Small-Cap Core Funds returned an average of -35.27% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The significant downdraft in the markets following the September bankruptcy of Lehman Brothers continued through year-end and into 2009. With credit markets frozen, economic activity ground to a halt in the US and around the globe. While the US equity markets initially rallied upon the arrival of the Obama administration in mid-January, they resumed a downward trend as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By the end of the six-month period, however, US equities began working their way higher, principally because of rising confidence that the sum of the actions taken by the Federal Reserve and Treasury might provide an effective backstop to the ailing financial sector and overall economy.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund outperformed its benchmark during the past six months since restructuring to a multiple sub-adviser structure. Strong security selection from a number of the Fund's sub-advisers drove strong relative performance versus the benchmark.

     An underweight position and strong security selection within Financials was the largest positive contributor to performance over the last six months. The portfolio sector returned -29.07%, while the benchmark sector return was -40.58%. The Fund's holdings in the Materials & Processing and Autos & Transportation sectors also added to performance during the period.

     Poor security selection in the consumer staples sector detracted from Fund performance during the period. This was the best performing sector within the benchmark (-21.46%), while the Fund's holdings in the sector returned -44.87%, detracting from Fund performance during the period. The healthcare sector was another area of weakness in the portfolio with the Fund's holdings returning -33.69% versus the benchmark sector return of -29.52%.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. In the fourth quarter of 2008, several changes were made to the GE Institutional Small-Cap Equity Fund (the "Fund"). Most notable was the change from a single sub-adviser to a multiple sub-adviser format. We believe that this structure provides

GE U.S. Equity Fund


     greater investment diversification by exposing the Fund to investment managers with different investment styles while also allowing ample capacity for future asset growth. We believe that this change provides a better opportunity to enhance performance of the Fund against its benchmark, the Russell 2000 Index, as well as its small-cap core equity peers over the long term.

GE small cap equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 01, 2008 - MARCH 31, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                642.23                 8.39
     Class B                     1,000.00                639.87                11.41
     Class C                     1,000.00                640.06                11.45
     Class R                     1,000.00                640.95                 9.41
     Class Y                     1,000.00                643.08                 7.37
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,014.60                10.30
     Class B                     1,000.00              1,010.96                13.99
     Class C                     1,000.00              1,010.91                14.04
     Class R                     1,000.00              1,013.37                11.55
     Class Y                     1,000.00              1,015.83                 9.05
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 2.05% for Class A shares, 2.79% for Class B shares, 2.80% for Class C shares, 2.30% for Class R shares and 1.80% for Class Y shares (for the period October 01, 2008 -- March 31, 2009), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended March 31, 2009 were as follows: (-35.78)% for Class A shares, (-36.01)% for Class B shares, (-35.99)% for Class C shares, (-35.91)% for Class R shares and (-35.69)% for Class Y shares.

GE U.S. Equity Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal circumstances. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund to benefit from both value and growth cycles in the marketplace.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2009 as a % of Market Value

----------------------------------------------------------------------------
Interactive Data Corp.          1.64%  The Buckle, Inc.                1.20%
-------------------------------------  -------------------------------------
HCC Insurance Holdings, Inc.    1.54%  LKQ Corp.                       1.11%
-------------------------------------  -------------------------------------
Sensient Technologies Corp.     1.31%  Aaron Rents, Inc. (Class B)     1.11%
-------------------------------------  -------------------------------------
Omega Healthcare Investors,            Compass Minerals
  Inc. (REIT)                   1.27%  International, Inc.             1.09%
-------------------------------------  -------------------------------------
Cullen/Frost Bankers, Inc.      1.21%  Raymond James Financial, Inc.   0.94%
-------------------------------------  -------------------------------------




--------------------------------------------------------------------------------
LIPPER PERFORMANCE COMPARISON
Small Cap Core Peer Group

Based on average annual total returns for the periods ended 3/31/09

                                                                SIX       ONE      FIVE     TEN
                                                              MONTHS     YEAR      YEAR    YEAR
                                                              ------    ------    -----    ----
Number of Funds in peer group:                                   784       758      482     228

-----------------------------------------------------------------------------------------------

Peer group average annual total return:                       (35.27)%  (38.37)%  (5.25)%  3.92%
-----------------------------------------------------------------------------------------------


Lipper categories in peer group: Small Cap Core


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                         GE SMALL-CAP                 RUSSELL 2000
                            EQUITY       WITH LOAD        INDEX
                         ------------    ---------    ------------
03/99                      10000.00        9425.00      10000.00
09/99                      11714.80       11041.20      10821.70
09/00                      14971.00       14110.20      13369.50
09/01                      15674.70       14773.40      10542.50
09/02                      15216.60       14341.60       9572.43
09/03                      16779.30       15814.50      13071.80
09/04                      19692.80       18560.50      15525.30
09/05                      23802.50       22433.90      18304.00
09/06                      25374.40       23915.40      20118.10
09/07                      29147.30       27471.30      22597.10
09/08                      23992.90       22613.30      19323.40
03/09                      15408.90       14522.90      12141.40




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                        ENDING
                                                                      VALUE OF A
                        SIX      ONE     FIVE    TEN                    $10,000
                      MONTHS    YEAR     YEAR   YEAR   COMMENCEMENT   INVESTMENT
                      ------   ------   -----   ----   ------------   ----------
GE Small-Cap Equity
  Fund                (35.78)% (39.60)% (5.39)% 4.42%    09/30/98       15,409
With Load             (39.47)% (43.08)% (6.50)% 3.80%                   14,523
Russell 2000 Index    (37.17)% (37.50)% (5.26)% 1.96%                   12,141



--------------------------------------------------------------------------------

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                      GE SMALL-CAP    RUSSELL 2000
                         EQUITY           INDEX
                      ------------    ------------
03/99                   10000.00        10000.00
09/99                   11669.90        10821.70
09/00                   14793.60        13369.50
09/01                   15374.40        10542.50
09/02                   14824.70         9572.43
09/03                   16232.70        13071.80
09/04                   18889.50        15525.30
09/05                   22770.20        18304.00
09/06                   24273.90        20118.10
09/07                   27883.10        22597.10
09/08                   22952.30        19323.40
03/09                   14740.60        12141.40




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                            ENDING
                                                                          VALUE OF A
                          SIX      ONE     FIVE    TEN                     $10,000
                        MONTHS    YEAR     YEAR   YEAR   COMMENCEMENT   INVESTMENT(A)
                        ------   ------   -----   ----   ------------   -------------
GE Small-Cap Equity
  Fund                  (36.01)% (40.02)% (6.07)% 3.95%    09/30/98         14,741
With Load               (40.01)% (44.02)% (6.07)% 3.95%
Russell 2000 Index      (37.17)% (37.50)% (5.26)% 1.96%                     12,141



--------------------------------------------------------------------------------

GE U.S. Equity Fund

                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                      GE SMALL-CAP    RUSSELL 2000
                         EQUITY           INDEX
                      ------------    ------------
09/99                   10000.00        10000.00
09/00                   12676.80        12354.40
09/01                   13174.40         9741.94
09/02                   12696.70         8845.58
09/03                   13905.90        12079.20
09/04                   16187.40        14346.40
09/05                   19427.60        16914.10
09/06                   20552.40        18590.50
09/07                   23427.50        20881.30
09/08                   19145.30        17856.10
03/09                   12254.10        11219.50




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                                 ENDING
                                                                               VALUE OF A
                          SIX      ONE     FIVE     SINCE                       $10,000
                        MONTHS    YEAR     YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                        ------   ------   -----   ---------   ------------   -------------
GE Small-Cap Equity
  Fund                  (35.99)% (40.02)% (6.09)%    2.16%      09/30/99         12,254
With Load               (36.99)% (41.02)% (6.09)%    2.16%
Russell 2000 Index      (37.17)% (37.50)% (5.26)%    1.22%                       11,219




--------------------------------------------------------------------------------

                                 CLASS R SHARES

(LINE GRAPH)

                      GE SMALL-CAP    RUSSELL 2000
                         EQUITY           INDEX
                      ------------    ------------
01/29/08                10000.00        10000.00
03/08                    9718.91         9669.58
06/08                    9974.45         9726.02
09/08                    9131.18         9617.80
12/08                    6578.14         7105.66
03/09                    5852.61         6043.12




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                                                ENDING
                                                                                              VALUE OF A
                                                 SIX      ONE      SINCE                       $10,000
                                               MONTHS    YEAR    INCEPTION   COMMENCEMENT   INVESTMENT(A)
                                               ------   ------   ---------   ------------   -------------
GE Small-Cap Equity Fund                       (35.91)% (39.78)%   (35.99)%    01/29/08         5,853
Russell 2000 Index                             (37.17)% (37.50)%   (35.06)%                     6,043




--------------------------------------------------------------------------------

                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

                             GE SMALL-CAP    RUSSELL 2000
                                EQUITY           INDEX
                             ------------    ------------
03/99                          10000.00        10000.00
09/99                          11734.10        10821.70
09/00                          15032.20        13369.50
09/01                          15780.80        10542.50
09/02                          15352.60         9572.43
09/03                          16983.30        13071.80
09/04                          19979.60        15525.30
09/05                          24218.80        18304.00
09/06                          25876.60        20118.10
09/07                          29808.80        22597.10
09/08                          24592.10        19323.40
03/09                          15814.70        12141.40




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                                         ENDING
                                                                                       VALUE OF A
                                  SIX      ONE     FIVE     SINCE                       $10,000
                                MONTHS    YEAR     YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                                ------   ------   -----   ---------   ------------   -------------
GE Small-Cap Equity Fund        (35.69)% (39.47)% (5.15)%    4.69%      09/30/98         15,815
Russell 2000 Index              (37.17)% (37.50)% (5.26)%    1.96%                       12,141



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE SMALL-CAP EQUITY FUND                              March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

GE SMALL-CAP EQUITY FUND

Portfolio Composition as a % of Market Value of $31,488
(in thousands) as of March 31, 2009

(CHART)

Healthcare                                       18.00
Industrials                                      16.70
Information Technology                           15.10
Financials                                       13.70
Consumer Discretionary                           13.60
Consumer Staples                                  6.80
Energy                                            6.00
Materials                                         4.50
Short-Term                                        3.60
Utilities                                         1.30
Telecommunication Services                        0.70
Other Investments                                 0.00





                                         NUMBER
                                      OF SHARES             VALUE
COMMON STOCK -- 96.6%+
------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 1.5%
Axsys Technologies, Inc. ...            700         $    29,428     (a)
DynCorp International, Inc.
  (Class A).................          2,700              35,991     (a)
Esterline Technologies
  Corp. ....................          1,910              38,563     (a)
Hexcel Corp. ...............          4,000              26,280     (a)
Stanley, Inc. ..............          2,988              75,865     (a)
Teledyne Technologies
  Inc. .....................          8,300             221,444     (a)
Triumph Group, Inc. ........            800              30,560
                                                        458,131

AIR FREIGHT & LOGISTICS -- 0.4%
Forward Air Corp. ..........          3,858              62,615
UTi Worldwide, Inc. ........          6,564              78,440
                                                        141,055

AUTO COMPONENTS -- 0.2%
Exide Technologies..........          7,892              23,676     (a)
Wonder Auto Technology,
  Inc. .....................          9,912              35,485     (a)
                                                         59,161

BEVERAGES -- 0.1%
Central European
  Distribution Corp. .......          1,800              19,368     (a)

BIOTECHNOLOGY -- 1.0%
Alexion Pharmaceuticals,
  Inc. .....................            900              33,894     (a)
Alkermes, Inc. .............          6,400              77,632     (a)
Cubist Pharmaceuticals,
  Inc. .....................          3,600              58,896     (a)
Martek Biosciences Corp. ...          1,732              31,609
Maxygen, Inc. ..............          4,100              27,880     (a)
OSI Pharmaceuticals, Inc. ..          1,219              46,639     (a)
PDL BioPharma, Inc. ........          7,520              53,242
                                                        329,792

BUILDING PRODUCTS -- 0.1%
Apogee Enterprises, Inc. ...          1,500              16,470
NCI Building Systems,
  Inc. .....................            400                 888     (a)
                                                         17,358

CAPITAL MARKETS -- 2.1%
Affiliated Managers Group,
  Inc. .....................          3,210             133,889     (a)
GFI Group Inc. .............         19,100              61,311
Raymond James Financial,
  Inc. .....................         15,014             295,776
Waddell & Reed Financial,
  Inc. (Class A)............          9,600             173,472
                                                        664,448

CHEMICALS -- 2.4%
Arch Chemicals, Inc. .......          7,905             149,879
Koppers Holdings Inc. ......          8,400             121,968
NewMarket Corp. ............          1,709              75,709
Sensient Technologies
  Corp. ....................         17,500             411,250
                                                        758,806

COMMERCIAL BANKS -- 2.8%
Cullen/Frost Bankers,
  Inc. .....................          8,100             380,214
Fulton Financial Corp. .....         11,400              75,582
Sandy Spring Bancorp,
  Inc. .....................          3,500              39,060
Sterling Bancorp............          5,300              52,470
SVB Financial Group.........          6,700             134,067     (a)
Westamerica Bancorporation..          4,100             186,796
                                                        868,189

COMMERCIAL SERVICES & SUPPLIES -- 3.0%
ABM Industries Inc. ........         15,400             252,560
American Reprographics
  Co. ......................          5,500              19,470     (a)
ATC Technology Corp. .......          1,000              11,200     (a)
Comfort Systems USA, Inc. ..          2,255              23,384
Healthcare Services Group,
  Inc. .....................          9,200             137,724
Herman Miller, Inc. ........          3,900              41,574
Mcgrath Rentcorp............          1,000              15,760
Ritchie Bros Auctioneers
  Inc. .....................          6,700             124,553
Schawk, Inc. (Class A)......          7,700              46,508
Waste Connections, Inc. ....         10,300             264,710     (a)
                                                        937,443


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE SMALL-CAP EQUITY FUND                              March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

COMMUNICATIONS EQUIPMENT -- 1.3%
BigBand Networks, Inc. .....          2,200         $    14,410     (a)
Cogo Group, Inc. ...........          6,300              42,084     (a)
CommScope, Inc. ............          7,500              85,200     (a)
Comtech Telecommunications
  Corp. ....................          1,055              26,132     (a)
Digi International, Inc. ...          3,800              29,146     (a)
Oplink Communications,
  Inc. .....................          2,900              22,330     (a)
PC-Tel Inc. ................          8,900              38,270
Starent Networks Corp. .....          4,108              64,947     (a)
Viasat, Inc. ...............          3,600              74,952     (a)
                                                        397,471

COMPUTERS & PERIPHERALS -- 0.1%
Cray Inc. ..................          6,300              22,050     (a)
Super Micro Computer,
  Inc. .....................          3,300              16,236     (a)
                                                         38,286

CONSTRUCTION & ENGINEERING -- 1.7%
Aecom Technology Corp. .....          2,400              62,592     (a)
Chicago Bridge & Iron
  Company N.V. .............         13,850              86,840
Michael Baker Corp. ........          1,500              39,000     (a)
Quanta Services, Inc. ......          8,300             178,035     (a)
URS Corp. ..................          3,925             158,609     (a)
                                                        525,076

CONSUMER FINANCE -- 0.3%
Cash America International,
  Inc. .....................          1,300              20,358
Ezcorp, Inc. (Class A)......          3,100              35,867     (a)
First Cash Financial
  Services, Inc. ...........          2,200              32,824     (a)
                                                         89,049

CONTAINERS & PACKAGING -- 1.6%
Aptargroup, Inc. ...........          8,500             264,690
Greif, Inc. (Class A).......          1,500              49,935
Packaging Corporation of
  America...................         12,000             156,240
Rock-Tenn Co. (Class A).....          1,200              32,460
                                                        503,325

DISTRIBUTORS -- 1.1%
LKQ Corp. ..................         24,600             351,042     (a)

DIVERSIFIED CONSUMER SERVICES -- 1.4%
Brink's Home Security
  Holdings, Inc. ...........          3,525              79,665     (a)
K12, Inc. ..................          4,800              66,720     (a)
Matthews International Corp.
  (Class A).................          4,400             126,764
Pre-Paid Legal Services,
  Inc. .....................            600              17,418     (a)
Stewart Enterprises, Inc.
  (Class A).................         33,200             107,568
Universal Technical
  Institute, Inc. ..........          3,100              37,200     (a)
                                                        435,335

DIVERSIFIED FINANCIAL SERVICES -- 0.4%
MSCI Inc. (Class A).........          6,700             113,297     (a)

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%
Alaska Communications
  Systems Group, Inc. ......          4,000              26,800

ELECTRIC UTILITIES -- 0.8%
IDACORP, Inc. ..............         11,400             266,304

ELECTRICAL EQUIPMENT -- 0.7%
Baldor Electric Co. ........          5,800              84,042
Brady Corp. (Class A).......          3,400              59,942
GrafTech International
  Ltd. .....................          4,900              30,184     (a)
Woodward Governor Co. ......          4,000              44,720
                                                        218,888

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 2.4%
Anixter International
  Inc. .....................          1,300              41,184     (a)
Benchmark Electronics,
  Inc. .....................          5,391              60,379     (a)
CPI International, Inc. ....          1,330              12,502     (a)
FARO Technologies, Inc. ....          5,800              77,952     (a)
Mettler-Toledo
  International, Inc. ......          3,900             200,187     (a)
National Instruments
  Corp. ....................          9,270             172,886
Newport Corp. ..............         21,110              93,306     (a)
Trimble Navigation Ltd. ....          6,600             100,848     (a)
                                                        759,244

ENERGY EQUIPMENT & SERVICES -- 3.3%
Atwood Oceanics, Inc. ......          2,200              36,498     (a)
Cal Dive International,
  Inc. .....................          7,700              52,129     (a)
Dril-Quip, Inc. ............          9,000             276,300     (a)
Gulf Island Fabrication,
  Inc. .....................          1,300              10,413
Gulfmark Offshore, Inc. ....          1,300              31,018     (a)
HIS, Inc. (Class A).........          1,000              41,180     (a)
Lufkin Industries, Inc. ....            900              34,092
NATCO Group, Inc. (Class
  A)........................          1,900              35,967     (a)
Oceaneering International,
  Inc. .....................          4,250             156,698     (a)
Oil States International,
  Inc. .....................         14,900             199,958     (a)
PHI, Inc. ..................          2,101              20,968     (a)
Pioneer Drilling Co. .......         12,500              41,000     (a)
Superior Energy Services,
  Inc. .....................          6,200              79,918     (a)
T-3 Energy Services, Inc. ..          2,044              24,078     (a)
                                                      1,040,217


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE SMALL-CAP EQUITY FUND                              March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

FOOD & STAPLES RETAILING -- 0.3%
Spartan Stores, Inc. .......          6,200         $    95,542

FOOD PRODUCTS -- 4.2%
Cal-Maine Foods, Inc. ......          1,100              24,629
Darling International Inc,..         40,550             150,440     (a)
Del Monte Foods Co. ........         25,450             185,530
Lancaster Colony Corp. .....          4,672             193,795
Lance, Inc. ................          6,600             137,412
Ralcorp Holdings, Inc. .....          4,400             237,072     (a)
Smithfield Foods, Inc. .....         25,175             238,155     (a)
The Hain Celestial Group,
  Inc. .....................         11,600             165,184     (a)
                                                      1,332,217

HEALTHCARE EQUIPMENT & SUPPLIES -- 6.2%
American Medical Systems
  Holdings, Inc. ...........         15,700             175,055     (a)
Angiodynamics, Inc. ........          6,700              75,308     (a)
Conmed Corp. ...............          2,022              29,137     (a)
ev3, Inc. ..................          7,700              54,670     (a)
Gen-Probe Inc. .............          2,200             100,276     (a)
Greatbatch, Inc. ...........          3,400              65,790     (a)
Haemonetics Corp. ..........          1,431              78,819     (a)
Immucor, Inc. ..............          7,645             192,272     (a)
Integra LifeSciences
  Holdings Corp. ...........          5,800             143,434     (a)
Masimo Corp. ...............          5,110             148,088     (a)
Medical Action Industries,
  Inc. .....................         19,500             161,655     (a)
Meridian Bioscience, Inc. ..          5,800             105,096
NuVasive, Inc. .............          2,130              66,839     (a)
SonoSite, Inc. .............          3,800              67,944     (a)
STERIS Corp. ...............          2,085              48,539
SurModics, Inc. ............          2,100              38,325     (a)
Teleflex Inc. ..............          2,100              82,089
Thoratec Corp. .............          3,100              79,639     (a)
West Pharmaceutical
  Services, Inc. ...........          6,800             223,108
Zoll Medical Corp. .........            700              10,052     (a)
                                                      1,946,135

HEALTHCARE PROVIDERS & SERVICES -- 5.3%
Amedisys, Inc. .............          2,042              56,135     (a)
AMN Healthcare Services,
  Inc. .....................         12,200              62,220     (a)
Bio-Reference Laboratories,
  Inc. .....................          6,100             127,551     (a)
Chemed Corp. ...............          1,600              62,240
Corvel Corp. ...............            400               8,088     (a)
Genoptix, Inc. .............          1,100              30,008     (a)
Healthways, Inc. ...........         13,100             114,887     (a)
HMS Holdings Corp. .........          8,342             274,452     (a)
inVentiv Health, Inc. ......          7,300              59,568     (a)
IPC The Hospitalist Company,
  Inc. .....................          1,900              36,157     (a)
Mednax, Inc. ...............          8,300             244,601     (a)
Molina Healthcare, Inc. ....         12,300             233,946     (a)
National Healthcare Corp. ..            600              24,090
Owens & Minor, Inc. ........          5,400             178,902
Sun Healthcare Group,
  Inc. .....................          4,793              40,453     (a)
VCA Antech, Inc. ...........          4,821             108,714     (a)
                                                      1,662,012

HEALTHCARE TECHNOLOGY -- 1.6%
Allscripts-Misys Healthcare
  Solutions, Inc. ..........          3,500              36,015
athenahealth, Inc. .........          2,700              65,097     (a)
Computer Programs & Systems,
  Inc. .....................          7,700             256,179
Eclipsys Corp. .............          1,300              13,182     (a)
MedAssets, Inc. ............          6,000              85,500     (a)
Phase Forward Inc. .........          3,686              47,144     (a)
                                                        503,117

HOTELS RESTAURANTS & LEISURE -- 1.1%
Cracker Barrel Old Country
  Store, Inc. ..............          6,700             191,888
Denny's Corp. ..............         29,920              49,966     (a)
Shuffle Master, Inc. .......          8,700              24,969     (a)
Wendy's/Arby's Group,
  Inc. .....................         14,200              71,426
                                                        338,249

HOUSEHOLD DURABLES -- 0.6%
Jarden Corp. ...............         15,800             200,186     (a)

HOUSEHOLD PRODUCTS -- 0.5%
WD-40 Co. ..................          6,100             147,254

INSURANCE -- 4.5%
Alleghany Corp. ............            128              34,531     (a)
Allied World Assurance
  Company Holdings Ltd. ....          3,900             148,317
Amtrust Financial Services,
  Inc. .....................          1,700              16,235
Argo Group International
  Holdings Ltd. ............          5,900             177,767     (a)
Arthur J Gallagher & Co. ...          6,000             102,000
Employers Holdings, Inc. ...          3,100              29,574
First Mercury Financial
  Corp. ....................          9,738             140,617     (a)
HCC Insurance Holdings,
  Inc. .....................         19,300             486,167
National Interstate Corp. ..          4,200              71,022
Navigators Group, Inc. .....          4,300             202,874     (a)
Tower Group, Inc. ..........            600              14,778
                                                      1,423,882

INTERNET & CATALOG RETAIL -- 0.3%
priceline.com Inc. .........          1,000              78,780     (a)

INTERNET SOFTWARE & SERVICES -- 1.8%
AsiaInfo Holdings, Inc. ....          2,700              45,495     (a)
comScore, Inc. .............          6,500              78,585     (a)


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE SMALL-CAP EQUITY FUND                              March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE
Constant Contact, Inc. .....          5,200         $    72,748     (a)
Internap Network Services
  Corp. ....................         13,800              37,122     (a)
Internet Capital Group
  Inc. .....................          7,800              31,434     (a)
j2 Global Communications,
  Inc. .....................          3,690              80,774     (a)
NIC Inc. ...................          8,900              46,280
Omniture, Inc. .............          6,300              83,097     (a)
S1 Corp. ...................          5,300              27,295     (a)
Vocus, Inc. ................          4,600              61,134     (a)
                                                        563,964

IT SERVICES -- 2.0%
CSG Systems International,
  Inc. .....................          1,500              21,420     (a)
Euronet Worldwide, Inc. ....          9,500             124,070     (a)
Global Cash Access Holdings,
  Inc. .....................         23,700              90,534     (a)
iGate Corp. ................         10,200              33,048
NeuStar, Inc. (Class A).....          6,600             110,550     (a)
Sapient Corp. ..............          7,700              34,419     (a)
SRA International, Inc.
  (Class A).................          1,900              27,930     (a)
VeriFone Holdings, Inc. ....          4,200              28,560     (a)
Virtusa Corp. ..............          6,691              41,484     (a)
Wright Express Corp. .......          6,500             118,430     (a)
                                                        630,445

LEISURE EQUIPMENT & PRODUCTS -- 0.5%
Polaris Industries, Inc. ...          6,800             145,792

LIFE SCIENCES TOOLS & SERVICES -- 3.5%
Bio-Rad Laboratories, Inc
  (Class A).................          3,800             250,420     (a)
Bruker Corp. ...............         20,960             129,114     (a)
Dionex Corp. ...............          2,900             137,025     (a)
ICON PLC ADR................          8,460             136,629     (a)
Luminex Corp. ..............          4,847              87,828     (a)
Techne Corp. ...............          2,300             125,833
Varian, Inc. ...............         10,400             246,896     (a)
                                                      1,113,745

MACHINERY -- 5.8%
Actuant Corp. (Class A).....          4,400              45,452
AGCO Corp. .................          8,130             159,348     (a)
American Railcar Industries,
  Inc. .....................            684               5,219
Cascade Corp. ..............          6,990             123,234
Chart Industries, Inc. .....          2,331              18,368     (a)
CLARCOR, Inc. ..............          5,800             146,102
Flowserve Corp. ............            525              29,463
Harsco Corp. ...............          6,400             141,888
IDEX Corp. .................          9,600             209,952
Kaydon Corp. ...............          5,460             149,222
Kennametal, Inc. ...........          6,600             106,986
Lincoln Electric Holdings,
  Inc. .....................          1,650              52,289
Mueller Industries, Inc. ...          8,100             175,689
Nordson Corp. ..............          4,505             128,077
Pall Corp. .................          4,800              98,064
RBC Bearings Inc. ..........          6,406              97,884     (a)
Robbins & Myers, Inc. ......          1,900              28,823
Trinity Industries, Inc. ...         12,600             115,164
                                                      1,831,224

MARINE -- 0.1%
TBS International Ltd. .....          2,200              16,170     (a)

MEDIA -- 3.0%
Arbitron, Inc. .............         12,300             184,623
Interactive Data Corp. .....         20,800             517,088
John Wiley & Sons, Inc.
  (Class A).................          5,400             160,812
Morningstar, Inc. ..........          2,600              88,790     (a)
                                                        951,313

METALS & MINING -- 1.7%
Commercial Metals Co. ......         16,000             184,800
Compass Minerals
  International, Inc. ......          6,100             343,857
                                                        528,657

MULTI-UTILITIES -- 0.5%
OGE Energy Corp. ...........          6,015             143,277

OFFICE ELECTRONICS -- 0.3%
Zebra Technologies Corp.
  (Class A).................          5,300             100,806     (a)

OIL, GAS & CONSUMABLE FUELS -- 2.8%
Clayton Williams Energy,
  Inc. .....................            524              15,322     (a)
Comstock Resources, Inc. ...          2,800              83,440     (a)
CVR Energy, Inc. ...........          4,687              25,966     (a)
Encore Acquisition Co. .....          4,200              97,734     (a)
Goodrich Petroleum Corp. ...          3,000              58,080     (a)
James River Coal Co. .......         13,300             164,122     (a)
Plains Exploration &
  Production Co. ...........          5,000              86,150     (a)
Ship Finance International
  Ltd. .....................          2,900              19,024
St Mary Land & Exploration
  Co. ......................          8,000             105,840
USEC Inc. ..................         24,500             117,600     (a)
Whiting Petroleum Corp. ....          4,000             103,400     (a)
                                                        876,678

PERSONAL PRODUCTS -- 1.0%
Alberto-Culver Co. .........          3,000              67,830
American Oriental
  Bioengineering, Inc. .....         10,241              39,530     (a)
Bare Escentuals, Inc. ......         13,500              55,350     (a)
Chattem, Inc. ..............          2,800             156,940     (a)
                                                        319,650


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE SMALL-CAP EQUITY FUND                              March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

PHARMACEUTICALS -- 0.4%
Medicis Pharmaceutical Corp.
  (Class A).................          2,500         $    30,925
Noven Pharmaceuticals,
  Inc. .....................          3,300              31,284     (a)
Obagi Medical Products,
  Inc. .....................          4,900              26,362     (a)
The Medicines Co. ..........          4,367              47,338     (a)
                                                        135,909

PROFESSIONAL SERVICES -- 1.2%
Administaff, Inc. ..........          6,600             139,458
CoStar Group, Inc. .........          4,200             127,050     (a)
First Advantage Corp. (Class
  A)........................          4,300              59,254     (a)
Kforce Inc. ................          6,244              43,895     (a)
LECG Corp. .................          2,700               6,858     (a)
Spherion Corp. .............          7,480              15,558     (a)
                                                        392,073

REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 3.4%
BioMed Realty Trust, Inc.
  (REIT)....................         20,900             141,493
Digital Realty Trust, Inc.
  (REIT)....................          7,400             245,532
DuPont Fabros Technology,
  Inc. (REIT)...............          7,000              48,160
Federal Realty Investment
  Trust (REIT)..............            700              32,200
Healthcare Realty Trust Inc.
  (REIT)....................         13,500             202,365
Omega Healthcare Investors,
  Inc. (REIT)...............         28,300             398,464
                                                      1,068,214

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
FirstService Corp. .........          6,500              53,950     (a)

ROAD & RAIL -- 1.9%
Genesee & Wyoming Inc.
  (Class A).................         13,400             284,750     (a)
Landstar System, Inc. ......          3,400             113,798
Old Dominion Freight Line,
  Inc. .....................          8,900             209,061     (a)
                                                        607,609

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
Ceva, Inc. .................          3,000              21,840     (a)
Hittite Microwave Corp. ....          3,500             109,200     (a)
IXYS Corp. .................          7,870              63,432
Microsemi Corp. ............         10,300             119,480     (a)
MIPS Technologies, Inc. ....          6,700              19,631     (a)
Rudolph Technologies,
  Inc. .....................         16,700              50,601     (a)
Semtech Corp. ..............         14,100             188,235     (a)
Varian Semiconductor
  Equipment Associates,
  Inc. .....................          3,024              65,500     (a)
                                                        637,919

SOFTWARE -- 5.5%
ACI Worldwide, Inc. ........          2,700              50,625     (a)
Actuate Corp. ..............         10,900              33,354     (a)
Blackbaud, Inc. ............         19,700             228,717
Blackboard Inc. ............          4,800             152,352     (a)
Concur Technologies, Inc. ..          5,791             111,129     (a)
Deltek, Inc. ...............          6,700              29,011     (a)
Factset Research Systems,
  Inc. .....................          4,400             219,956
Interactive Intelligence,
  Inc. .....................          5,100              46,206     (a)
Jack Henry & Associates,
  Inc. .....................          4,400              71,808
Kenexa Corp. ...............          5,000              26,950     (a)
Micros Systems Inc. ........         11,400             213,750     (a)
NetSuite, Inc. .............          7,500              84,450     (a)
Opnet Technologies, Inc. ...          3,100              26,877     (a)
Parametric Technology
  Corp. ....................         19,000             189,620     (a)
Pegasystems Inc. ...........          3,100              57,567
Solera Holdings, Inc. ......          4,300             106,554     (a)
Symyx Technologies..........          9,700              43,165     (a)
Taleo Corp. (Class A).......          4,400              52,008     (a)
                                                      1,744,099

SPECIALTY RETAIL -- 4.3%
Aaron Rents, Inc. (Class
  B)........................         13,100             349,246
Aeropostale, Inc. ..........          7,900             209,824     (a)
American Eagle Outfitters,
  Inc. .....................         10,200             124,848
Systemax Inc. ..............          3,095              39,987     (a)
The Buckle, Inc. ...........         11,800             376,774
The Cato Corp. (Class A)....          2,600              47,528
The Wet Seal Inc. (Class
  A)........................         14,185              47,662     (a)
Tractor Supply Co. .........          4,475             161,369     (a)
                                                      1,357,238

TEXTILES APPAREL & LUXURY GOODS -- 0.8%
Columbia Sportswear Co. ....          4,470             133,742
Deckers Outdoor Corp. ......            483              25,618     (a)
FGX International Holdings
  Ltd. .....................          1,300              15,106     (a)
Fossil, Inc. ...............          1,900              29,830     (a)
True Religion Apparel,
  Inc. .....................          1,300              15,353     (a)
Wolverine World Wide,
  Inc. .....................          1,800              28,044
                                                        247,693

THRIFTS & MORTGAGE FINANCE -- 0.1%
Danvers Bancorp, Inc. ......          2,100              29,001

TRADING COMPANIES & DISTRIBUTORS -- 0.3%
Applied Industrial
  Technologies, Inc. .......          3,700              62,419
Kaman Corp. ................          1,800              22,572
                                                         84,991


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE SMALL-CAP EQUITY FUND                              March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
Syniverse Holdings, Inc. ...          1,700         $    26,792     (a)

TOTAL COMMON STOCK
  (COST $45,253,147)........                         30,352,668

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
------------------------------------------------------------------------
GEI Investment Fund
  (COST $13,675)............                              7,111     (j)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $45,266,822)........                         30,359,779

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.6%
------------------------------------------------------------------------

GE Money Market Fund
  Institutional Class 0.52%                                        (d,o)
  (COST $1,128,244).........                          1,128,244

TOTAL INVESTMENTS
  (COST $46,395,066)........                         31,488,023

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.2)%.............                            (63,163)
                                                    -----------

NET ASSETS -- 100.0%........                        $31,424,860
                                                    ===========





See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE U.S. Equity Fund

(PHOTO OF ROBERT A. JAMINSKI)

Robert A. Jaminski
Senior Vice President

(PHOTO OF DAIZO MOTOYOSHI)

Daizo Motoyoshi
Senior Vice President

The GE Global Equity Fund is co-managed by Robert A. Jasminski and Daizo Motoyoshi. Messrs. Jasminski and Motoyoshi each independently manage approximately one-half of the portfolio; however, they operate as a collaborative team and inform each other of trades. See portfolio managers' biographical information beginning on page 162.

Q. HOW DID THE GE GLOBAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009?

A. For the six-month period ended March 31, 2009, the GE Global Equity Fund returned -32.54% for Class A shares, -32.79% for Class B shares, -32.79% for Class C shares, -32.62% for Class R shares and -32.46% for Class Y shares. The MSCI World Index, the Fund's benchmark, returned -31.10% and the Fund's Lipper peer group of 97 Global Large-Cap Growth Funds returned an average of -29.79% for the same period.

Q.   WHAT WORLD EVENTS HAD A MAJOR IMPACT ON FINANCIAL MARKETS?

A. The past six months were marked by incredible volatility. Global markets were filled with fear and little clarity on a solution to the global financial crisis for much of the past six months. Not surprisingly, the equity markets reacted by declining sharply. As regulators and governments began providing detailed plans of fiscal and monetary response, it brought a much needed sense of clarity and renewed confidence to global investors. While it is too early to proclaim equity markets have bottomed, they have begun to recover some of the steep losses incurred from earlier in the period.

Q.   WHAT STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. The key sectors that helped performance were Materials and Information Technology. At the stock level the top contributors were from a diverse set of sectors including Occidental Petroleum (Energy), Jupiter Telecom (Consumer Discretionary), and Taiwan Semiconductor (Information Technology).

     Two of the sectors that negatively impacted Fund performance were Financials and Healthcare. The key stocks that hurt performance were mainly Financials, with Nomura, Citigroup and Lloyds having the largest impact due to the uncertainty surrounding the financial crisis.

Q.   DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. There was a gradual reduction in the overweight of Consumer Staples over the six-month period based on certain individual stock valuations reaching fair values. We also continued to increase positions in what we believed were the highest quality and least vulnerable financial companies. The Fund also selectively added back to the energy sector after seeing some stabilization in the oil price.

     The Fund also reduced the weight in the Industrial sector as prospects have dimmed with the slowdown in global growth.

Q.   WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. Accor (France) was sold due to continued deterioration in the hotel business. Although the voucher business still has attractive dynamics within their portfolio, the medium term outlook for hotels and leisure travel has deteriorated enough to warrant exiting the position.

     A new position for the Fund was Visa (US), which has a dominant position in the credit card processing industry. The model is attractive as Visa collects a fee based on credit or debit transaction volume but is not exposed to credit risk of the card holder.

GE Global Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 01, 2008 - MARCH 31, 2009
-----------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                     BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                        PERIOD ($)                ($)                  ($)*
-----------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-----------------------------------------------------------------------------------
     Class A             1,000.00                674.61                 7.26
     Class B             1,000.00                672.08                10.34
     Class C             1,000.00                672.08                10.34
     Class R             1,000.00                673.83                 8.35
     Class Y             1,000.00                675.40                 6.22
-----------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------
     Class A             1,000.00              1,016.12                 8.75
     Class B             1,000.00              1,012.49                12.44
     Class C             1,000.00              1,012.49                12.44
     Class R             1,000.00              1,014.85                10.05
     Class Y             1,000.00              1,017.35                 7.49
-----------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.74% for Class A shares, 2.48% for Class B shares, 2.48% for Class C shares, 2.00% for Class R shares and 1.49% for Class Y shares (for the period October 01, 2008 -- March 31, 2009), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended March 31, 2009 were as follows: (-32.54)% for Class A shares, (-32.79)% for Class B shares, (-32.79)% for Class C shares, (-32.62)% for Class R shares and (-32.46)% for Class Y shares.

GE Global Equity Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests in companies in developed and developing countries, including the United States.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2009 as a % of Market Value

----------------------------------------------------------------------------
JPMorgan Chase & Co.            2.68%  American Tower Corp. (Class A)  1.82%
-------------------------------------  -------------------------------------
Roche Holding AG                2.48%  Transocean Ltd.                 1.77%
-------------------------------------  -------------------------------------
Occidental Petroleum Corp.      2.29%  Amgen Inc.                      1.71%
-------------------------------------  -------------------------------------
                                       Mitsubishi UFJ Financial
Monsanto Co.                    2.14%  Group, Inc.                     1.69%
-------------------------------------  -------------------------------------
                                       Jupiter Telecommunications
QUALCOMM Inc.                   1.85%  Company Ltd.                    1.67%
-------------------------------------  -------------------------------------




--------------------------------------------------------------------------------
LIPPER PERFORMANCE COMPARISON
Global Large-Cap Growth Fund,

Based on average annual total returns for the periods ended 3/31/09

                                                                SIX       ONE      FIVE     TEN
                                                              MONTHS     YEAR      YEAR     YEAR
                                                              ------    ------    -----    -----
Number of Funds in peer group:                                    97        88       50       32

------------------------------------------------------------------------------------------------

Peer group average annual total return:                       (29.79)%  (43.18)%  (4.28)%  (0.81)%
------------------------------------------------------------------------------------------------


Lipper categories in peer group: Global Large-Cap Growth Funds


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                         GE GLOBAL
                           EQUITY     WITH LOAD    MSCIW INDEX
                         ---------    ---------    -----------
03/99                     10000.00      9425.00      10000.00
09/99                     10576.70      9968.53      10321.90
09/00                     12104.90     11408.80      11164.20
09/01                      8874.39      8364.11       8015.43
09/02                      7197.80      6783.92       6477.95
09/03                      8677.57      8178.61       8123.10
09/04                      9808.03      9244.07       9511.84
09/05                     11443.30     10785.30      11312.00
09/06                     13485.60     12710.20      12916.50
09/07                     17636.10     16622.10      15640.80
09/08                     13193.20     12434.60      11567.70
03/09                      8900.23      8388.47       7969.94




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                         ENDING
                                                                       VALUE OF A
                        SIX      ONE     FIVE    TEN                     $10,000
                      MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT
                      ------   ------   -----   -----   ------------   ----------
GE Global Equity
  Fund                (32.54)% (44.82)% (2.39)% (1.16)%   01/05/93        8,900
With Load             (36.42)% (47.99)% (3.54)% (1.74)%                   8,388
MSCI World Index      (31.10)% (42.58)% (3.50)% (2.24)%                   7,970



--------------------------------------------------------------------------------


                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                       GE GLOBAL
                         EQUITY     MSCIW INDEX
                       ---------    -----------
03/99                   10000.00      10000.00
09/99                   10532.50      10321.90
09/00                   11961.20      11164.20
09/01                    8703.12       8015.43
09/02                    7007.41       6477.95
09/03                    8388.68       8123.10
09/04                    9410.59       9511.84
09/05                   10938.30      11312.00
09/06                   12890.50      12916.50
09/07                   16857.90      15640.80
09/08                   12611.00      11567.70
03/09                    8507.50       7969.94




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                             ENDING
                                                                           VALUE OF A
                          SIX      ONE     FIVE    TEN                      $10,000
                        MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT(A)
                        ------   ------   -----   -----   ------------   -------------
GE Global Equity Fund   (32.79)% (45.23)% (3.13)% (1.60)%   12/22/93         8,507
With Load               (36.79)% (49.23)% (3.13)% (1.60)%
MSCI World Index        (31.10)% (42.58)% (3.50)% (2.24)%                    7,970




--------------------------------------------------------------------------------

GE Global Equity Fund


                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                       GE GLOBAL
                         EQUITY     MSCIW INDEX
                       ---------    -----------
09/99                   10000.00      10000.00
09/00                   11356.40      10816.00
09/01                    8259.17       7765.45
09/02                    6648.92       6275.92
09/03                    8019.22       7869.76
09/04                    9000.30       9215.19
09/05                   10418.60      10959.30
09/06                   12183.50      12513.60
09/07                   15814.50      15153.00
09/08                   11736.90      11206.90
03/09                    7888.16       7721.38




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                                ENDING
                                                                              VALUE OF A
                          SIX      ONE     FIVE     SINCE                      $10,000
                        MONTHS    YEAR     YEAR   INCEPTION   COMMENCEMENT  INVESTMENT(A)
                        ------   ------   -----   ---------   ------------  -------------
GE Global Equity Fund   (32.79)% (45.23)% (3.15)%   (2.47)%     09/30/99        7,888
With Load               (33.79)% (46.23)% (3.15)%   (2.47)%
MSCI World Index        (31.10)% (42.58)% (3.50)%   (2.68)%                     7,721



--------------------------------------------------------------------------------


                                 CLASS R SHARES

(LINE GRAPH)

                        GE GLOBAL
                          EQUITY     MSCIW INDEX
                        ---------    -----------
01/29/08                 10000.00      10000.00
03/08                     9923.55       9846.83
06/08                     9820.34       9683.16
09/08                     8107.80       8206.09
12/08                     6124.71       6419.30
03/09                     5463.24       5653.88




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                           ENDING
                                                                         VALUE OF A
                            SIX      ONE      SINCE                       $10,000
                          MONTHS    YEAR    INCEPTION   COMMENCEMENT   INVESTMENT(A)
                          ------   ------   ---------   ------------   -------------
GE Global Equity Fund     (32.62)% (44.95)%   (40.00)%    01/29/08         5,463
MSCI World Index          (31.10)% (42.58)%   (38.66)%                     5,654



--------------------------------------------------------------------------------


                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

                    GE GLOBAL
                      EQUITY     MSCIW INDEX
                    ---------    -----------
03/99                10000.00      10000.00
09/99                10585.80      10321.90
09/00                12147.00      11164.20
09/01                 8927.72       8015.43
09/02                 7262.71       6477.95
09/03                 8778.41       8123.10
09/04                 9946.67       9511.84
09/05                11635.90      11312.00
09/06                13747.30      12916.50
09/07                18023.70      15640.80
09/08                13504.40      11567.70
03/09                 9120.84       7969.94




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                       ENDING
                                                                     VALUE OF A
                    SIX      ONE     FIVE    TEN                      $10,000
                  MONTHS    YEAR     YEAR   YEARS   COMMENCEMENT   INVESTMENT(A)
                  ------   ------   -----   -----   ------------   -------------
GE Global Equity
  Fund            (32.46)% (44.71)% (2.17)% (0.92)%   11/29/93         9,121
MSCI World Index  (31.10)% (42.58)% (3.50)% (2.24)%                    7,970



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE GLOBAL EQUITY FUND                                 March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

GE GLOBAL EQUITY FUND

Portfolio Composition as a % of Market Value of $34,785
(in thousands) as of March 31, 2009

(BAR CHART)

United States                                    49.3
Continental Europe                               18.5
Japan                                            12.6
United Kingdom                                    6.8
Emerging Asia                                     3.6
Pacific Rim                                       3.1
Canada                                            2.8
Latin America                                     2.7
Emerging Europe                                   0.6





                                         NUMBER
                                      OF SHARES             VALUE
COMMON STOCK -- 94.3%+
------------------------------------------------------------------------

AUSTRALIA -- 2.0%
Brambles Ltd. ..............          70,478        $   235,047
CSL Ltd. ...................          12,597            284,365
Paladin Energy Ltd. ........          70,100            165,599     (a)
                                                        685,011

BRAZIL -- 1.3%
Petroleo Brasileiro S.A.
  ADR.......................          18,976            464,912

CANADA -- 2.9%
CAE, Inc. ..................          33,301            201,953
ING Canada Inc. ............           2,825             80,833
ING CDA Inc. ...............           4,187            119,805
Kinross Gold Corp. .........           5,947            108,290
Potash Corp of Saskatchewan
  Inc. .....................           3,815            308,290
Research In Motion Ltd. ....           3,931            169,308     (a)
                                                        988,479

CHILE -- 1.1%
Sociedad Quimica y Minera de
  Chile S.A. ADR (Series
  B)........................          14,895            395,611

CHINA -- 1.3%
Baidu, Inc ADR..............           1,324            233,818     (a)
Zhuzhou CSR Times Electric
  Company Ltd. .............         201,335            204,712
                                                        438,530

FRANCE -- 6.4%
Accor S.A. .................           2,407             83,777
BNP Paribas.................           6,273            259,188
Eutelsat Communications.....          10,060            213,707
France Telecom S.A. ........           9,436            214,858
Groupe Danone...............           7,373            358,870
Total S.A. .................           8,891            441,786
Veolia Environnement........          13,845            288,965
Vivendi.....................          13,874            367,029
                                                      2,228,180

GERMANY -- 2.3%
Bayer AG....................          11,814            564,676
Gerresheimer AG.............          12,726            233,000
                                                        797,676

HONG KONG -- 1.2%
China Travel International
  Inv.......................       1,956,000            345,770
Esprit Holdings Ltd. .......          12,000             61,161
                                                        406,931

INDIA -- 0.9%
ITC Ltd. ...................          84,189            307,152

JAPAN -- 12.6%
Japan Tobacco Inc. .........              84            222,736
Jupiter Telecommunications
  Company Ltd. .............             872            580,921
Mitsubishi Estate Company
  Ltd. .....................          26,000            290,088
Mitsubishi UFJ Financial
  Group, Inc. ..............         121,655            586,289
Nintendo Company Ltd. ......           1,900            547,282
Nomura Holdings, Inc. ......          75,034            376,044
Shiseido Company Ltd. ......          19,000            276,045
Sumitomo Metal Industries
  Ltd. .....................          78,000            155,573
The Japan Steel Works
  Ltd. .....................          46,000            430,799
Toyota Motor Corp. .........          17,900            565,435
Trend Micro Inc. ...........           7,000            196,315
Ube Industries Ltd. ........          79,000            142,371
                                                      4,369,898

LUXEMBOURG -- 0.2%
Millicom International
  Cellular S.A. ............           2,333             86,414

NETHERLANDS -- 0.8%
Heineken N.V. ..............           4,009            113,907
Koninklijke Philips
  Electronics N.V. .........          10,505            154,538
                                                        268,445


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE GLOBAL EQUITY FUND                                 March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

SOUTH AFRICA -- 0.5%
MTN Group Ltd. .............          17,432        $   192,467

SPAIN -- 1.2%
Banco Santander S.A.
  (Regd.)...................          39,344            271,110
Telefonica S.A. ............           7,781            155,169
                                                        426,279

SWITZERLAND -- 6.2%
Nestle S.A. (Regd.).........          12,587            425,969
Novartis AG (Regd.).........           6,179            234,107
Roche Holding AG............           6,285            863,390
Transocean Ltd. ............          10,438            614,172     (a)
                                                      2,137,638

TAIWAN -- 1.2%
Taiwan Semiconductor
  Manufacturing Company Ltd.
  ADR.......................          47,978            429,403     (h)

UNITED KINGDOM -- 6.9%
Aegis Group Plc.............         124,983            148,242
BG Group PLC................          19,922            301,258
BHP Billiton PLC............          26,612            528,299
British American Tobacco
  PLC.......................           4,580            105,889
Cadbury PLC.................          27,575            208,295
Lloyds Banking Group PLC....         202,280            204,986
Reed Elsevier PLC...........          18,889            135,643
Tesco PLC...................          51,737            247,240
Vodafone Group PLC..........          46,697             82,161
Vodafone Group PLC ADR......          23,764            413,969
                                                      2,375,982

UNITED STATES -- 45.3%
American Tower Corp. (Class
  A)........................          20,811            633,279     (a)
Amgen Inc. .................          12,028            595,626     (a)
Bed Bath & Beyond, Inc. ....          10,816            267,696     (a)
Chevron Corp. ..............           3,212            215,975
Cisco Systems, Inc. ........          10,866            182,223    (a,h)
Clorox Co. .................           2,329            119,897
CME Group Inc. .............           1,903            468,880
Corning Inc. ...............          27,046            358,900
Covidien Ltd. ..............          11,888            395,157
Deere & Co. ................           5,727            188,247
Ecolab Inc. ................           4,304            149,478
Emerson Electric Co. .......           7,952            227,268
Equinix, Inc. ..............           6,318            354,756     (a)
Express Scripts, Inc. ......           4,097            189,159     (a)
FPL Group, Inc. ............           4,908            248,983
Freeport-McMoRan Copper &
  Gold Inc. ................          10,579            403,166
Google Inc. (Class A).......             629            218,930     (a)
Intel Corp. ................          14,920            224,546
Intuit, Inc. ...............          14,183            382,941     (a)
Iron Mountain Inc. .........          13,053            289,385     (a)
ITC Holdings Corp. .........           2,547            111,100
ITT Corp. ..................           7,140            274,676
JPMorgan Chase & Co. .......          35,060            931,895     (h)
Kraft Foods Inc. (Class A)..          16,335            364,107
Liberty Media
  Corp -- Entertainment
  (Series A)................           6,442            128,518     (a)
Marathon Oil Corp. .........          16,380            430,630
Martin Marietta Materials,
  Inc. .....................           1,636            129,735
McCormick & Company Inc. ...          13,571            401,295
McDonald's Corp. ...........           1,550             84,583
Mead Johnson Nutrition Co.
  (Class A).................           4,224            121,947     (a)
Microsoft Corp. ............          12,322            226,355
Monsanto Co. ...............           8,958            744,410
Occidental Petroleum
  Corp. ....................          14,303            795,962
O'Reilly Automotive, Inc. ..           3,049            106,746     (a)
Paychex, Inc. ..............          13,409            344,209
PepsiCo, Inc. ..............           5,195            267,439
Praxair, Inc. ..............           5,413            364,241
QUALCOMM Inc. ..............          16,553            644,077
Quanta Services, Inc. ......          18,702            401,158     (a)
Schlumberger Ltd. ..........           8,083            328,332
Southwestern Energy Co. ....          10,550            313,229     (a)
State Street Corp. .........          10,531            324,144     (e)
Stericycle, Inc. ...........           2,464            117,607     (a)
Target Corp. ...............           2,724             93,678
The Charles Schwab Corp. ...          28,861            447,345
The Goldman Sachs Group,
  Inc.......................           1,449            153,623
The Western Union Co. ......           7,806             98,122
Time Warner Inc. ...........           4,833             93,277
Union Pacific Corp. ........           4,224            173,649
Visa, Inc. (Class A)........           3,472            193,043
Wal-Mart Stores, Inc. ......           7,027            366,107
                                                     15,689,731

TOTAL COMMON STOCK
  (COST $44,893,777)........                         32,688,739

------------------------------------------------------------------------
PREFERRED STOCK -- 1.9%
------------------------------------------------------------------------

Fresenius SE................          12,615            578,843
Itau Unibanco Banco Multiplo
  S.A. .....................           7,901             88,027

TOTAL PREFERRED STOCK
  (COST $1,039,042).........                            666,870


------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 0.5%
------------------------------------------------------------------------

Financial Select Sector SPDR
  Fund......................           4,396             38,729     (n)
Industrial Select Sector
  SPDR Fund.................           7,542            138,999    (h,n)

TOTAL EXCHANGE TRADED FUNDS
  (COST $338,719)...........                            177,728


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE GLOBAL EQUITY FUND                                 March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS


                                                            VALUE

------------------------------------------------------------------------
Other Investments -- 0.1%
------------------------------------------------------------------------

GEI Investment Fund
  (COST $42,876)............                        $    22,296     (j)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $46,314,414)........                         33,555,633

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%
------------------------------------------------------------------------

GE Money Market Fund
  Institutional Class 0.52%
  (COST $1,229,224).........                          1,229,224    (d,o)

TOTAL INVESTMENTS
  (COST $47,543,638)........                         34,784,857

LIABILITIES IN EXCESS OF
  OTHER
  ASSETS, NET -- (0.3)%.....                           (116,526)
                                                    -----------

NET ASSETS -- 100.0%........                        $34,668,331
                                                    ===========







OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Global Equity Fund had the following long futures contracts open at March 31, 2009 (unaudited):

                                    NUMBER    CURRENT    UNREALIZED
                      EXPIRATION      OF     NOTIONAL   APPRECIATION/
DESCRIPTION              DATE     CONTRACTS    VALUE   (DEPRECIATION)
---------------------------------------------------------------------
DJ Euro Stoxx 50
  Index Futures        June 2009      2      $ 52,922      $ 1,156
FTSE 100 Index
  Futures              June 2009      1        55,686        1,726
S&P 500 Index
  Futures              June 2009      1       198,700          850
Topix Index Futures    June 2009      1        78,668        7,989
                                                           -------
                                                           $11,721
                                                           =======



The GE Global Equity Fund was invested in the following sectors at March 31, 2009 (unaudited):

                                    PERCENTAGE (BASED
SECTOR                               ON MARKET VALUE)
-----------------------------------------------------
Oil, Gas & Consumable Fuels                9.00%
Chemicals                                  6.05%
Food Products                              5.41%
Media                                      4.79%
Pharmaceuticals                            4.78%
Diversified Financial Services             4.60%
Commercial Banks                           4.05%
Wireless Telecommunication
  Services                                 4.05%
Communications Equipment                   3.89%
Software                                   3.89%
Capital Markets                            3.74%
Short-Term                                 3.53%
Metals & Mining                            3.44%
Healthcare Equipment & Supplies            2.80%
Energy Equipment & Services                2.71%
Machinery                                  2.57%
Biotechnology                              2.53%
Internet Software & Services               2.32%
Semiconductors & Semiconductor
  Equipment                                1.88%
Commercial Services & Supplies             1.85%
Tobacco                                    1.83%
IT Services                                1.83%
Food & Staples Retailing                   1.76%
Automobiles                                1.63%
Hotels Restaurants & Leisure               1.49%
Specialty Retail                           1.25%
Electrical Equipment                       1.24%
Construction & Engineering                 1.15%
Beverages                                  1.10%
Diversified Telecommunication
  Services                                 1.06%
Electric Utilities                         1.04%
Real Estate Management &
  Development                              0.83%
Multi-Utilities                            0.83%
Personal Products                          0.79%
Life Sciences Tools & Services             0.67%
Aerospace & Defense                        0.58%
Healthcare Providers & Services            0.54%
Exchange Traded Funds                      0.51%
Road & Rail                                0.50%
Industrial Conglomerates                   0.45%
Construction Materials                     0.37%
Household Products                         0.34%
Multiline Retail                           0.27%
Other Investments                          0.06%
                                         -------
                                         100.00%
                                         =======





See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE International Equity Fund

(PHOTO OF RALPH R. LAYMAN)
Ralph R. Layman
President and Co-Chief Investment
Officer -- International Equities

The GE International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore, Michael J. Solecki and Makoto Sumino. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of which portions Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers biographical information beginning on page 162.

Q. HOW DID THE GE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009?

A. For the six-month period ended March 31, 2009, the GE International Equity Fund returned -34.82% for Class A shares, -35.09% for Class B shares, -35.10% for Class C shares, -34.84% for Class R shares and -34.66% for Class Y shares. The MSCI EAFE Index, the Fund's benchmark, returned -31.11% and the Fund's Lipper peer group of 294 International Large-Cap Core Funds returned an average of -31.52% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. A continued freeze in the fixed income and credit markets weighed heavily on investors looking to raise cash and, as had been the case in previous months, they turned to the equity markets for liquidity. Major selling at mutual funds and redemptions at hedge funds put equity markets under intolerable pressure, especially in the larger, more liquid names that, under different circumstances would be expected to outperform, even in a weak economic environment.

Q.   WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. Although the markets had experienced several major crises in the previous 12-15 months, the collapse of Lehman Brothers late in the third quarter of 2008 heralded a new period of extreme weakness in both the financial sector and the global economy alike. The ripple effects of this failure hit already fragile confidence and warranted even larger efforts by various governments to shore up the financial system. The combination of dwindling liquidity, tighter credit and sharply weaker demand put the global economy under stress and reduced confidence in the ability of corporations to sustain profitability.

Q.   WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. Much of the underperformance came from holdings in the financial sector where, after the Lehman collapse, little escaped unscathed. Stocks including Lloyds Banking Group, Nomura Holdings, Royal Bank of Scotland, BNP Paribas and MUFG (Japan) all contributed to the weakness. Positive attribution derived from holdings in the materials sector and technology. Specialty materials companies such as Toray (Japan) and agricultural chemicals companies such as Syngenta (Switzerland) made positive contributions, as did Taiwan Semiconductor and the Korean consumer electronics company, Samsung Electronics.

Q.   DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. By the end of the period the Fund's underweight in both consumer discretionary and energy stocks had been reduced as had the overweight in consumer staples. The more defensive food, retail and manufacturing stocks have performed relatively well in this environment and, as such, have become more challenging from an earnings and growth perspective. Similarly, while out of

GE International Equity Fund


     favor for several months, opportunities in the energy and discretionary sectors are showing signs of sustainability that blend well with their current attractive valuations. The weight in financials has moved from a modest underweight to a modest overweight.

Q.   WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD, AND WHY?

A. Purchases for the Fund included Reckitt Benckiser (UK), a major household products manufacturer that in the market turmoil of late 2008 was priced at a highly attractive valuation under our long-term process. Novartis (Switzerland -- healthcare) was also added for valuation reasons while holdings in two utilities were increased; National Grid for its regulated return profile and Iberdrola (Spain -- new holding) for its renewable energy focus.

     Disposals included Royal Bank of Scotland, now majority owned by the UK government; Telenor, for weak performance and Toray (Japan -- materials) for postponement of the 787 jetliner program.

GE International Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 01, 2008 - MARCH 31, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                651.84                 6.34
     Class B                     1,000.00                649.07                 9.46
     Class C                     1,000.00                649.05                 9.46
     Class R                     1,000.00                651.55                 7.45
     Class Y                     1,000.00                653.37                 5.65
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,017.11                 7.74
     Class B                     1,000.00              1,013.37                11.55
     Class C                     1,000.00              1,013.37                11.55
     Class R                     1,000.00              1,015.78                 9.10
     Class Y                     1,000.00              1,017.94                 6.89
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.54% for Class A shares, 2.30% for Class B shares, 2.30% for Class C shares, 1.81% for Class R shares and 1.37% for Class Y shares (for the period October 01, 2008 -- March 31, 2009), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended March 31, 2009 were as follows: (-34.82)% for Class A shares, (-35.09)% for Class B shares, (-35.10)% for Class C shares, (-34.84)% for Class R shares and (-34.66)% for Class Y shares.

GE International Equity Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in companies in developed and developing countries outside the United States.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2009 as a % of Market Value

----------------------------------------------------------------------------
Roche Holding AG                4.41%  Groupe Danone                   2.46%
-------------------------------------  -------------------------------------
                                       Mitsubishi UFJ Financial
Nestle S.A. (Regd.)             3.33%  Group, Inc.                     2.45%
-------------------------------------  -------------------------------------
Vodafone Group PLC              2.97%  Banco Santander S.A. (Regd.)    2.37%
-------------------------------------  -------------------------------------
Reckitt Benckiser Group PLC     2.55%  BNP Paribas                     2.29%
-------------------------------------  -------------------------------------
Total S.A.                      2.52%  Novartis AG (Regd.)             2.17%
-------------------------------------  -------------------------------------




--------------------------------------------------------------------------------
LIPPER PERFORMANCE COMPARISON
International Large-Cap Core

Based on average annual total returns for the periods ended 3/31/09

                                                                SIX       ONE      FIVE     TEN
                                                              MONTHS     YEAR      YEAR     YEAR
                                                              ------    ------    -----    -----
Number of Funds in peer group:                                   294       282      214      124

------------------------------------------------------------------------------------------------

Peer group average annual total return:                       (31.52)%  (46.44)%  (2.86)%  (1.22)%
------------------------------------------------------------------------------------------------


Lipper categories in peer group: International Large-Cap Core Funds


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(FPO)

                         GE INTERNATIONAL                 MSCI EAFE
                              EQUITY         WITH LOAD      INDEX
                         ----------------    ---------    ---------
03/99                        10000.00          9425.00     10000.00
09/99                        10414.80          9815.92     10704.20
09/00                        11508.60         10846.90     11044.50
09/01                         7901.35          7447.02      7875.83
09/02                         6298.81          5936.62      6652.80
09/03                         7129.06          6719.14      8383.08
09/04                         8617.38          8121.88     10234.20
09/05                        10799.70         10178.70     12874.00
09/06                        12892.20         12150.90     15340.80
09/07                        17339.60         16342.60     19155.30
09/08                        12596.40         11872.10     13313.60
03/09                         8210.80          7738.68      9171.91




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                         ENDING
                                                                       VALUE OF A
                        SIX      ONE     FIVE    TEN                     $10,000
                      MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT
                      ------   ------   -----   -----   ------------   ----------
GE International
  Equity Fund         (34.82)% (49.35)% (0.90)% (1.95)%   03/02/94        8,211
With Load             (38.56)% (52.27)% (2.07)% (2.53)%                   7,739
MSCI EAFE Index        31.11%  (46.51)% (2.18)% (0.86)%                   9,172



--------------------------------------------------------------------------------

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                      GE INTERNATIONAL    MSCI EAFE
                           EQUITY           INDEX
                      ----------------    ---------
03/99                     10000.00         10000.00
09/99                     10376.00         10704.20
09/00                     11380.30         11044.50
09/01                      7747.83          7875.83
09/02                      6133.12          6652.80
09/03                      6874.64          8383.08
09/04                      8247.30         10234.20
09/05                     10296.00         12874.00
09/06                     12290.90         15340.80
09/07                     16530.90         19155.30
09/08                     12009.00         13313.60
03/09                      7827.87          9171.91




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                             ENDING
                                                                           VALUE OF A
                          SIX      ONE     FIVE    TEN                      $10,000
                        MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT(A)
                        ------   ------   -----   -----   ------------   -------------
GE International
  Equity Fund           (35.09)% (49.76)% (1.62)% (2.42)%   03/02/94         7,828
With Load               (38.09)% (52.76)% (1.62)% (2.42)%
MSCI EAFE Index          31.11%  (46.51)% (2.18)% (0.86)%                    9,172





--------------------------------------------------------------------------------

GE International Equity Fund

                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                      GE INTERNATIONAL    MSCI EAFE
                           EQUITY           INDEX
                      ----------------    ---------
09/99                     10000.00         10000.00
09/00                     10967.50         10318.00
09/01                      7473.51          7357.74
09/02                      5910.69          6215.16
09/03                      6656.55          7831.62
09/04                      7992.81          9560.92
09/05                      9940.80         12027.10
09/06                     11778.20         14331.60
09/07                     15727.90         17895.20
09/08                     11346.50         12437.80
03/09                      7364.47          8568.56




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                                 ENDING
                                                                               VALUE OF A
                          SIX      ONE     FIVE     SINCE                       $10,000
                        MONTHS    YEAR     YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                        ------   ------   -----   ---------   ------------   -------------
GE International
  Equity Fund           (35.10)% (49.76)% (1.62)%   (3.17)%     09/30/99         7,364
With Load               (36.10)% (50.76)% (1.62)%   (3.17)%
MSCI EAFE Index         (31.11)% (46.51)% (2.18)%   (1.61)%                      8,569




--------------------------------------------------------------------------------

                                 CLASS R SHARES

(PERFORMANCE GRAPH)

                        GE INTERNATIONAL    MSCI EAFE
                             EQUITY           INDEX
                        ----------------    ---------
01/29/08                    10000.00         10000.00
03/08                       10019.20         10036.50
06/08                        9802.88          9810.49
09/08                        7774.04          7793.49
12/08                        5973.29          6238.45
03/09                        5065.21          5369.03




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                   ENDING
                                                                 VALUE OF A
                    SIX      ONE      SINCE                       $10,000
                  MONTHS    YEAR    INCEPTION   COMMENCEMENT   INVESTMENT(A)
                  ------   ------   ---------   ------------   -------------
GE International
  Equity Fund     (34.84)% (49.45)%   (43.70)%    01/29/08         5,065
MSCI EAFE Index   (31.11)% (46.51)%   (41.32)%                     5,369




--------------------------------------------------------------------------------

                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

                    GE INTERNATIONAL    MSCI EAFE
                         EQUITY           INDEX
                    ----------------    ---------
03/99                   10000.00         10000.00
09/99                   10424.00         10704.20
09/00                   11547.00         11044.50
09/01                    7942.14          7875.83
09/02                    6349.36          6652.80
09/03                    7194.59          8383.08
09/04                    8721.17         10234.20
09/05                   10952.00         12874.00
09/06                   13124.30         15340.80
09/07                   17697.50         19155.30
09/08                   12886.30         13313.60
03/09                    8419.45          9171.91




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                       ENDING
                                                                     VALUE OF A
                    SIX      ONE     FIVE    TEN                      $10,000
                  MONTHS    YEAR     YEAR   YEARS   COMMENCEMENT   INVESTMENT(A)
                  ------   ------   -----   -----   ------------   -------------
GE International
  Equity Fund     (34.66)% (49.19)% (0.59)% (1.71)%   03/02/94         8,419
MSCI EAFE Index   (31.11)% (46.51)% (2.18)% (0.86)%                    9,172



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE INTERNATIONAL EQUITY FUND                          March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

GE INTERNATIONAL EQUITY FUND

Portfolio Composition as a % of Market Value of $35,563
(in thousands) as of March 31, 2009

(CHART)

Continental Europe                               48.3
United Kingdom                                   18.9
Japan                                            17.5
Pacific Rim                                       4.4
Emerging Asia                                     4.1
Latin America                                     2.3
United States                                     2.2
Canada                                            1.6
Emerging Europe                                   0.7





                                          NUMBER
                                       OF SHARES             VALUE
COMMON STOCK -- 96.6%+
-------------------------------------------------------------------------

AUSTRALIA -- 2.5%
Brambles Ltd. ...............        139,885         $   466,522
Paladin Energy Ltd. .........        104,397             246,619    (a)
Telstra Corporation Ltd. ....         80,859             180,341
                                                         893,482

BRAZIL -- 1.7%
Cia Vale do Rio Doce ADR.....         29,858             336,798    (h)
Petroleo Brasileiro S.A.
  ADR........................         10,568             258,916
                                                         595,714

CANADA -- 1.6%
Cameco Corp. ................          4,159              71,237
Kinross Gold Corp. ..........            472               8,595
Potash Corp of Saskatchewan
  Inc. ......................          6,051             490,288
                                                         570,120

CHINA -- 0.4%
China Mobile Ltd. ...........         13,999             122,198

DENMARK -- 0.4%

G4S PLC......................         54,639             150,967

FINLAND -- 1.4%
Nokia OYJ....................         41,421             488,353

FRANCE -- 17.1%
Alstom S.A. .................          2,935             151,917
AXA S.A. ....................         15,515             186,423
BNP Paribas..................         19,731             815,246
Cie Generale d'Optique
  Essilor International
  S.A. ......................         12,354             477,310
Credit Agricole S.A. ........         39,786             439,072
France Telecom S.A. .........         12,022             273,742
GDF Suez.....................          9,008             309,164
Groupe Danone................         17,985             875,393
Total S.A. ..................         18,007             894,753
Unibail-Rodamco (REIT).......          1,468             207,829
Veolia Environnement.........         22,602             471,737
Vinci S.A. ..................          9,037             335,416
Vivendi......................         26,208             693,318
                                                       6,131,320

GERMANY -- 7.0%
Adidas AG....................          5,566             185,193
Bayer AG.....................         13,279             634,699
E.ON AG......................         15,834             439,587
Linde AG.....................          4,862             330,381
Metro AG.....................          8,457             279,025
RWE AG.......................          1,826             128,032
Siemens AG (Regd.)...........          8,956             511,427
                                                       2,508,344

GREECE -- 0.2%
Hellenic Telecommunications
  Organization S.A. .........          5,530              82,526

HONG KONG -- 0.7%
Esprit Holdings Ltd. ........         21,228             108,194
Sun Hung Kai Properties
  Ltd. ......................         17,455             156,645
                                                         264,839

INDIA -- 0.9%
ICICI Bank Ltd. .............         11,875              78,129
Larsen & Toubro Ltd. ........         19,548             256,877
                                                         335,006

IRELAND -- 0.5%
CRH PLC......................          8,610             187,248

ITALY -- 2.1%
ENI S.p.A. ..................         10,680             207,309
Intesa Sanpaolo S.p.A. ......        130,025             357,784
Saipem S.p.A. ...............         10,831             192,696
                                                         757,789


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE INTERNATIONAL EQUITY FUND                          March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                          NUMBER
                                       OF SHARES             VALUE

JAPAN -- 17.3%
East Japan Railway Co. ......          8,481         $   440,493
Mitsubishi Estate Company
  Ltd. ......................         41,982             468,403
Mitsubishi Heavy Industries
  Ltd. ......................         79,000             238,352
Mitsubishi UFJ Financial
  Group, Inc. ...............        180,691             870,800
Nidec Corp. .................            876              39,024
Nintendo Company Ltd. .......          1,900             547,282
Nomura Holdings, Inc. .......        126,667             634,810
Shiseido Company Ltd. .......         52,998             769,992
Sony Financial Holdings
  Inc. ......................            258             686,990    (a)
Sumitomo Metal Industries
  Ltd. ......................        163,005             325,119
Sumitomo Mitsui Financial
  Group Inc. ................          3,388             116,970
Sumitomo Realty & Development
  Company Ltd. ..............          3,000              32,895
The Bank of Yokohama Ltd. ...         65,308             276,387
Toray Industries Inc. .......         52,647             210,545
Toyota Motor Corp. ..........         17,824             563,034
                                                       6,221,096

MEXICO -- 0.6%
America Movil SAB de C.V. ADR
  (Series L).................          7,969             215,801    (h)

NETHERLANDS -- 1.8%
Heineken N.V. ...............          2,976              84,556
Koninklijke Ahold N.V. ......         11,782             129,054
Koninklijke Philips
  Electronics N.V. ..........         30,347             446,432
                                                         660,042

NORWAY -- 0.2%
Orkla ASA....................          9,357              64,024

SINGAPORE -- 1.1%
CapitaLand Ltd. .............        115,500             177,026
Singapore Telecommunications
  Ltd. ......................        133,174             221,635
                                                         398,661

SOUTH AFRICA -- 0.7%
MTN Group Ltd. ..............         23,990             264,874

SOUTH KOREA -- 1.3%
KB Financial Group Inc. .....          5,946             141,638
Samsung Electronics Company
  Ltd. ......................            790             324,395
                                                         466,033

SPAIN -- 3.2%
Banco Santander S.A.
  (Regd.)....................        122,455             843,809    (h)
Iberdrola S.A. ..............         41,331             289,741
                                                       1,133,550

SWEDEN -- 0.5%
Hennes & Mauritz AB (Series
  B).........................          4,991             186,545

SWITZERLAND -- 13.2%
ABB Ltd. (Regd.).............         33,036             461,670
Credit Suisse Group AG
  (Regd.)....................         13,069             398,374
Nestle S.A. (Regd.)..........         35,014           1,184,942
Novartis AG (Regd.)..........         20,352             771,087
Roche Holding AG.............         11,404           1,566,602
Syngenta AG..................          1,862             375,659
                                                       4,758,334

TAIWAN -- 1.5%
Taiwan Semiconductor
  Manufacturing Company
  Ltd. ......................        360,669             546,662

UNITED KINGDOM -- 18.7%
BG Group PLC.................         33,805             511,194
BHP Billiton PLC.............         31,735             630,000
BP PLC.......................         37,278             251,934
Diageo PLC...................         43,015             484,921
G4S PLC......................         85,814             238,500
HSBC Holdings PLC............         28,693             162,452
Lloyds Banking Group PLC.....        355,368             360,122    (h)
National Grid PLC............         76,947             590,614
Prudential PLC...............         83,921             405,371    (h)
Reckitt Benckiser Group PLC..         24,124             905,602
Rio Tinto PLC (Regd.)........          7,585             255,491
Tesco PLC....................        139,170             665,064
The Capita Group PLC.........         21,618             210,241
Vodafone Group PLC...........        601,120           1,057,633
                                                       6,729,139
TOTAL COMMON STOCK
  (COST $53,771,408).........                         34,732,667

-------------------------------------------------------------------------
RIGHTS -- 0.2%
-------------------------------------------------------------------------
CRH PLC
  (COST $28,016).............          2,544              55,292    (a)


-------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
-------------------------------------------------------------------------
GEI Investment Fund
  (COST $25,971).............                             13,505    (j)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $53,825,395).........                         34,801,464


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE INTERNATIONAL EQUITY FUND                          March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS


                                                             VALUE

-------------------------------------------------------------------------
Short-Term Investments -- 2.1%
-------------------------------------------------------------------------

GE Money Market Fund
  Institutional Class 0.52%
  (COST $761,997)............                        $   761,997(d,o)

TOTAL INVESTMENTS
  (COST $54,587,392).........                         35,563,461

OTHER ASSETS AND LIABILITIES,

  NET -- 1.1%................                            384,267
                                                     -----------

NET ASSETS -- 100.0%.........                        $35,947,728
                                                     ===========







OTHER INFORMATION
--------------------------------------------------------------------------------

The GE International Equity Fund had the following long futures contracts open at March 31, 2009 (unaudited) :

                                     NUMBER    CURRENT    UNREALIZED
                       EXPIRATION      OF     NOTIONAL   APPRECIATION/
DESCRIPTION               DATE     CONTRACTS    VALUE   (DEPRECIATION)
----------------------------------------------------------------------
DJ Euro Stoxx 50
  Index Futures         June 2009      3       $79,383      $ (605)
FTSE 100 Index
  Futures               June 2009      1        55,686       1,728
Topix Index Futures     June 2009      1        78,668       8,001
                                                            ------
                                                            $9,124
                                                            ======





The GE International Equity Fund was invested in the following sectors at March 31, 2009 (unaudited) :

                                    PERCENTAGE (BASED
SECTOR                               ON MARKET VALUE)
-----------------------------------------------------
Commercial Banks                          12.55%
Pharmaceuticals                            8.36%
Oil, Gas & Consumable Fuels                6.87%
Food Products                              5.79%
Wireless Telecommunication
  Services                                 4.67%
Metals & Mining                            4.38%
Multi-Utilities                            4.22%
Chemicals                                  3.96%
Insurance                                  3.60%
Food & Staples Retailing                   3.02%
Capital Markets                            2.91%
Industrial Conglomerates                   2.87%
Household Products                         2.55%
Semiconductors & Semiconductor
  Equipment                                2.45%
Commercial Services & Supplies             2.41%
Real Estate Management &
  Development                              2.35%
Personal Products                          2.17%
Short -- Term                              2.14%
Diversified Telecommunication
  Services                                 2.13%
Electric Utilities                         2.04%
Media                                      1.95%
Electrical Equipment                       1.73%
Construction & Engineering                 1.67%
Beverages                                  1.60%
Automobiles                                1.58%
Software                                   1.54%
Communications Equipment                   1.37%
Healthcare Equipment & Supplies            1.34%
Road & Rail                                1.24%
Specialty Retail                           0.83%
Real Estate Investment Trusts
  (REIT's)                                 0.74%
Machinery                                  0.67%
Professional Services                      0.59%
Energy Equipment & Services                0.53%
Construction Materials                     0.52%
Textiles Apparel & Luxury Goods            0.51%
Electronic Equipment, Instruments
  & Components                             0.11%
Other Investments                          0.04%
                                         -------
                                         100.00%
                                         =======





See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE U.S. Equity Fund

(PHOTO OF PAUL M. COLONNA)
Paul M. Colonna
President and Chief Investment
Officer -- Fixed Income

(PHOTO OF RALPH R. LAYMAN)
Ralph R. Layman
President and Co-Chief Investment
Officer -- International Equities

(PHOTO OF THOMAS R. LINCOLN)
Thomas R. Lincoln
Senior Vice President

(PHOTO OF JUDITH A. STUDER)
Judith A. Studer
President and Co-Chief Investment
Officer -- U.S. Equities

(PHOTO OF DIANE M. WEHNER)
Diane M. Wehner
Senior Vice President

(PHOTO OF DAVID WIEDERECHT)
David Wiederecht
President -- Investment Strategies

The GE Total Return Fund (formerly GE Strategic Investment Fund) is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer, Diane M. Wehner and David Wiederecht. Ms. Studer and Mr. Wiederecht are both vested with oversight authority for determining asset allocations for the Fund, including the full discretion to allocate the GE Total Return Fund's assets to sub-adviser(s) retained by GEAM. Each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. GEAM has also retained Urdang Securities Management, Inc. to act as sub-adviser to that portion of the GE Total Return Fund's assets allocated by Messrs. Studer and Wiederecht to real estate-related investments. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers and sub-adviser(s) have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund's objective. See Portfolio managers' biographical information beginning on page 162.

Q. HOW DID THE GE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009?

A. For the six-month period ended March 31, 2009, the GE Total Return Fund (formerly GE Strategic Investment Fund) returned -20.83% for Class A shares, -21.15% for Class B shares, -21.16% for Class C shares, -20.98% for Class R shares and -20.72% for Class Y shares. The Fund's broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -30.54% and 4.70%, respectively. The Fund's Lipper peer group of 709 Mixed-Asset Target Allocation Growth Funds returned an average of -21.51% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The performance of the GE Total Return Fund for the past six-month period was primarily driven by the Fund's underweight in international equities and overweight in fixed income and cash. The Fund benefited from the Tactical Asset Allocation Committee's decision to expand the overweight position in cash throughout this period.

     A severe global economic recession continued to mar the investment environment for

GE U.S. Equity Fund


     U.S. equities. As corporations and consumers continued a painful deleveraging process there was no place to hide, with all ten S&P 500 sectors declining during the six-month period ended March 31, 2009. A continued freeze in the fixed income and credit markets weighed heavily on investors looking to raise cash and, as had been the case in previous months, they turned to the equity markets for liquidity. Major selling at mutual funds and redemptions at hedge funds put equity markets under intolerable pressure, especially in the larger, more liquid names that, under different circumstances would be expected to outperform, even in a weak economic environment. While the U.S. equity markets initially rallied upon the arrival of the Obama administration in mid-January, they resumed a downward trend as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By the end of March, however, U.S. equities began working their way higher with rising confidence that the sum of the actions taken by the Federal Reserve and Treasury might provide an effective backstop to the ailing financial sector. Valuations for many companies have improved in our view as the U.S. stock market has remained in a downtrend. We believe at some point, capitulation from selling by anxious investors will likely set the market up for a rebound. We believe a future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. However, it is our view that the economic recovery will be muted by historical standards and thus we remain defensive.

     An emphasis on high quality large-cap stocks served as protection from the full effect of the period's market declines. The U.S. equity portfolio was also bolstered by avoiding a great decline in banks and REITs, with underweighted positions in both of these industries. Underweighting industrial companies as global economic activity slowed was also beneficial. We found opportunities within the materials and energy sectors to increase our weighting in oversold commodities stocks during the period. We took advantage of price declines in quality financials stocks, increasing our financial sector overweight by the end of the period. Taking profits in healthcare and technology helped fund this move. Positive contributors to performance were the healthcare overweight in this outperforming sector and biotech stock selection. Being overweight in the outperforming information technology sector helped performance while some lagging performances among our technology holdings mitigated the positive effect on the portfolio. By the end of the period, we were underweight healthcare. Detractors to performance were stock selection in industrials and a combination of stock selection and being underweight in both the telecommunication and energy sectors.

     We continued to emphasize financially strong companies that the investment team believes will have the potential to survive and grow market share in the ongoing difficult economic environment. While the recent equity market and economic weakness is disappointing, we believe that lower stock prices are creating opportunities in all economic sectors. We maintained a consistent emphasis on companies with strong balance sheets and earnings stability over more cyclical or leveraged opportunities. Amid rapidly changing market conditions, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon to purchase high quality and well-managed companies with superior long-term earnings growth potential.

     Mid-cap equities outperformed during the past six months as we remained defensively invested at year-end 2008 and into the first quarter of 2009, reflecting concerns about the rapidly

GE U.S. Equity Fund


     deteriorating U.S. economy. We maintained an underweight relative to the market in both financial and consumer cyclical stocks given ongoing concerns about eroding consumer credit and weakness in consumer spending. More specifically, within financials, the portfolio had minimal exposure to regional banks that are suffering from deterioration in their mortgage loan portfolios, and to REITs, which have been negatively impacted by a downturn in the commercial real estate market along with a lack of available credit in the face of near-term debt maturities. Within the mid-cap equity consumer cyclical sector there was no exposure to autos or household durables, the two worst performing industries. Instead, solid stock selection within the specialty retail space was additive to performance while retail in general outperformed the overall market during this time period. Good stock selection within the technology sector and our timely decision to underweight energy stocks at mid-year 2008 positively impacted performance.

     Much of the international equity underperformance came from holdings in the financial sector where, after the Lehman Brothers collapse, little escaped unscathed. Positive attribution derived from holdings in the materials and technology sectors. By the end of the period the underweight in both consumer discretionary and energy stocks had been reduced, as had the overweight in consumer staples. The more defensive food, retail and manufacturing stocks have performed relatively well in this environment and, as such, have become more challenging from an earnings and growth perspective. Similarly, while out of favor for several months, opportunities in the energy and discretionary sectors are showing signs of sustainability that blend well with their current, attractive valuations. The weight in financials has moved from a modest underweight to a modest overweight.

     Although the markets had experienced several major crises in the previous 12 to 15 months, the collapse of Lehman Brothers late in the third quarter of 2008 heralded a new period of extreme weakness in both the financial sector and the global economy alike. The ripple effects of this failure hit already fragile confidence and warranted even larger efforts by governments to shore up the financial system. The combination of dwindling liquidity, tighter credit, and sharply weaker demand put the global economy under stress and reduced confidence in the ability of corporations to sustain profitability.

     Through the deepening global recession, interest rates fell significantly in the last three months of 2008. The U.S. Treasury 10-year note yield fell from a high of 4.07% on October 14th to 2.06% on December 30th. Rates then went back up through early February on expectations of massive treasury supply in 2009 to fund a myriad of government programs aimed at stabilizing the financial system and jumpstarting the economy. In mid-March, treasury yields dropped sharply after the Federal Reserve announced its intention to begin buying back $300 million of U.S. Treasury securities between 2 and 10-year maturities. Credit spreads in both high grade and high yield securities ended the six-month period wider, particularly in the financial sector as default expectations increased. Within the securitized sector, commercial mortgage-backed securities (MBS) spreads widened dramatically as real estate fundamentals softened and as uncertainty remained regarding the fate of these security types with respect to their eligibility under the various government support programs.

     The main drivers of fixed income performance relative to the benchmark were the Fund's exposure to high yield and emerging market debt. Although the exposure was small, the underperformance of these non-index sectors was a drag on Fund performance. Holdings in

GE U.S. Equity Fund


     short maturity asset-backed securities (ABS) floating rate notes backed by sub-prime and alt-A mortgage collateral also hurt relative return as those securities continued to suffer in their marked to market pricing. On a positive note, the Fund's duration, which was held longer than the benchmark for most of the period, enhanced performance as rates fell.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Throughout this period, we lowered the Fund's exposure to U.S. and international equities and increased its exposure to cash. This defensive positioning helped to dampen volatility and preserve capital. At the end of the period, we were underweight in U.S. and international equities, overweight in fixed income, and overweight in cash.

GE Strategic Investment Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 01, 2008 - MARCH 31, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                791.70                4.47
     Class B                     1,000.00                788.55                7.80
     Class C                     1,000.00                788.41                7.80
     Class R                     1,000.00                790.21                5.62
     Class Y                     1,000.00                792.78                3.40
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,019.75                5.04
     Class B                     1,000.00              1,016.08                8.80
     Class C                     1,000.00              1,016.08                8.80
     Class R                     1,000.00              1,018.48                6.34
     Class Y                     1,000.00              1,020.92                3.83
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.00% for Class A shares, 1.75% for Class B shares, 1.75% for Class C shares, 1.26% for Class R shares and 0.76% for Class Y shares (for the period October 01, 2008 -- March 31, 2009), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended March 31, 2009 were as follows: (-20.83)% for Class A shares, (-21.15)% for Class B shares, (-21.16)% for Class C shares, (-20.98)% for Class R shares and (-20.72)% for Class Y shares.

GE Total Return Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities, investment grade debt securities and cash.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2009 as a % of Market Value

----------------------------------------------------------------------------
Federal National Mortgage
  Assoc.                        3.26%  Transocean Ltd.                 0.88%
-------------------------------------  -------------------------------------
U.S. Treasury Notes             2.72%  Microsoft Corp.                 0.81%
-------------------------------------  -------------------------------------
Federal Home Loan Mortgage
  Corp.                         1.65%  Cisco Systems, Inc.             0.79%
-------------------------------------  -------------------------------------
QUALCOMM Inc.                   0.94%  The Goldman Sachs Group, Inc    0.73%
-------------------------------------  -------------------------------------
Amgen Inc.                      0.90%  Comcast Corp. (Class A)         0.68%
-------------------------------------  -------------------------------------




--------------------------------------------------------------------------------
LIPPER PERFORMANCE COMPARISON
Mixed-Asset Target Alloc Growth Peer Group

Based on average annual total returns for the periods ended 3/31/09


                                                                SIX       ONE      FIVE     TEN
                                                              MONTHS     YEAR      YEAR    YEAR
                                                              ------    ------    -----    ----
Number of Funds in peer group:                                   709       682      449     249

-----------------------------------------------------------------------------------------------

Peer group average annual total return:                       (21.51)%  (29.69)%  (2.45)%  0.01%
-----------------------------------------------------------------------------------------------


Lipper categories in peer group: Mixed-Asset Target Alloc Growth


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                                                                  BARCLAYS
                                                               CAPITAL U.S.
                         GE TOTAL                  S&P 500    AGGREGATE BOND
                          RETURN     WITH LOAD      INDEX          INDEX
                         --------    ---------     -------    --------------
03/99                    10000.00      9425.00    10000.00       10000.00
09/99                     9980.07      9406.22    10037.30        9979.39
09/00                    11355.20     10702.30    11366.60       10677.00
09/01                    10298.00      9705.89     8336.44       12060.00
09/02                     9528.21      8980.34     6628.31       13096.70
09/03                    11179.00     10536.20     8248.26       13805.20
09/04                    12066.80     11373.00     9392.55       14313.00
09/05                    13140.90     12385.30    10543.30       14713.00
09/06                    14456.70     13625.50    11681.50       15253.10
09/07                    17208.40     16218.90    13602.20       16036.40
09/08                    14306.10     13483.50    10613.00       16622.10
03/09                    11326.20     10674.90     7371.91       17403.40




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                         ENDING
                                                                       VALUE OF A
                        SIX      ONE     FIVE    TEN                     $10,000
                      MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT
                      ------   ------   -----   -----   ------------   ----------
GE Total Return Fund  (20.83)% (29.19)% (1.52)%  1.25%    01/05/93       11,326
With Load             (25.38)% (33.26)% (2.68)%  0.66%
S&P 500 Index         (30.54)% (38.09)% (4.76)% (3.00)%                   7,372
Barclays Capital
  U.S. Aggregate
  Bond Index            4.70%    3.13%   4.13%   5.70%                   17,403




--------------------------------------------------------------------------------


                                 CLASS B SHARES

(LINE GRAPH)

                                                BARCLAYS
                                             CAPITAL U.S.
                    GE TOTAL     S&P 500    AGGREGATE BOND
                     RETURN       INDEX          INDEX
                    --------     -------    --------------
03/99               10000.00    10000.00       10000.00
09/99                9943.07    10037.30        9979.39
09/00               11229.80    11366.60       10677.00
09/01               10106.40     8336.44       12060.00
09/02                9278.96     6628.31       13096.70
09/03               10805.60     8248.26       13805.20
09/04               11578.50     9392.55       14313.00
09/05               12563.80    10543.30       14713.00
09/06               13821.80    11681.50       15253.10
09/07               16452.60    13602.20       16036.40
09/08               13677.80    10613.00       16622.10
03/09               10828.70     7371.91       17403.40




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                       ENDING
                                                                     VALUE OF A
                    SIX      ONE     FIVE    TEN                      $10,000
                  MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT(A)
                  ------   ------   -----   -----   ------------   -------------
GE Total Return
  Fund            (21.15)% (29.75)% (2.26)%  0.80%    12/22/93         10,829
With Load         (25.15)% (33.75)% (2.26)%  0.80%
S&P 500 Index     (30.54)% (38.09)% (4.76)% (3.00)%                     7,372
Barclays Capital
  U.S. Aggregate
  Bond Index        4.70%    3.13%   4.13%   5.70%                     17,403




--------------------------------------------------------------------------------

GE Total Return Fund


                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                                                  BARCLAYS
                                               CAPITAL U.S.
                      GE TOTAL     S&P 500    AGGREGATE BOND
                       RETURN       INDEX          INDEX
                      --------     -------    --------------
09/99                 10000.00    10000.00       10000.00
09/00                 11276.30    11324.40       10699.00
09/01                 10148.20     8305.46       12084.90
09/02                  9314.56     6603.67       13123.80
09/03                 10863.00     8217.61       13833.70
09/04                 11638.10     9357.64       14342.50
09/05                 12583.00    10504.10       14743.40
09/06                 13737.90    11638.10       15284.60
09/07                 16233.00    13551.60       16069.60
09/08                 13394.80    10573.50       16656.50
03/09                 10560.60     7344.51       17439.40




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                                 ENDING
                                                                               VALUE OF A
                          SIX      ONE     FIVE     SINCE                       $10,000
                        MONTHS    YEAR     YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                        ------   ------   -----   ---------   ------------   -------------
GE Total Return Fund    (21.16)% (29.74)% (2.27)%    0.58%      09/30/99         10,561
With Load               (22.16)% (30.74)% (2.27)%    0.58%
S&P 500 Index           (30.54)% (38.09)% (4.76)%   (3.20)%                       7,345
Barclays Capital U.S.
  Aggregate Bond Index    4.70%    3.13%   4.13%     6.03%                       17,439



--------------------------------------------------------------------------------


                                 CLASS R SHARES

(PERFORMANCE GRAPH)

                        GE Total Return    S&P 500 Index     Barclays Capital U.S. Aggregate Bond Index
01/29/08                       10000.00         10000.00                                       10000.00
03/08                           9851.33          9633.37                                       10048.00
06/08                           9781.37          9370.68                                        9945.49
09/08                           8801.92          8586.36                                        9896.91
12/08                           7309.35          6702.23                                       10350.10
03/09                           6955.36          5964.19                                       10362.10




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                   ENDING
                                                                 VALUE OF A
                    SIX      ONE      SINCE                       $10,000
                  MONTHS    YEAR    INCEPTION   COMMENCEMENT   INVESTMENT(A)
                  ------   ------   ---------   ------------   -------------
GE Total Return
  Fund            (20.98)% (29.40)%   (26.27)%    01/29/08          6,955
S&P 500 Index     (30.54)% (38.09)%   (35.79)%                      5,964
Barclays Capital
  U.S. Aggregate
  Bond Index        4.70%    3.13%      3.10%                      10,362




--------------------------------------------------------------------------------


                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

                                                BARCLAYS
                                             CAPITAL U.S.
                    GE TOTAL     S&P 500    AGGREGATE BOND
                     RETURN       INDEX          INDEX
                    --------     -------    --------------
03/31/99            10000.00    10000.00       10000.00
09/99                9992.04    10037.30        9979.39
09/00               11397.20    11366.60       10677.00
09/01               10360.40     8336.44       12060.00
09/02                9607.31     6628.31       13096.70
09/03               11302.90     8248.26       13805.20
09/04               12231.90     9392.55       14313.00
09/05               13357.60    10543.30       14713.00
09/06               14830.30    11681.50       15253.10
09/07               17694.00    13602.20       16036.40
09/08               14747.30    10613.00       16622.10
03/09               11691.40     7371.91       17403.40




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                       ENDING
                                                                     VALUE OF A
                    SIX      ONE     FIVE    TEN                      $10,000
                  MONTHS    YEAR     YEAR    YEAR   COMMENCEMENT   INVESTMENT(A)
                  ------   ------   -----   -----   ------------   -------------
GE Total Return
  Fund            (20.72)% (29.01)% (1.15)%  1.15%    11/29/93         11,691
S&P 500 Index     (30.54)% (38.09)% (4.76)% (3.00)%                     7,372
Barclays Capital
  U.S. Aggregate
  Bond Index        4.70%    3.13%   4.13%   5.70%                     17,403



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

GE TOTAL RETURN FUND

Portfolio Composition as a % of Market Value of $110,898
(in thousands) as of March 31, 2009

(CHART)

Domestic Equity                                  29.7
Foreign Equity                                   17.8
Bonds and Notes                                  27.5
Short-Term                                       24.8
Other Investments                                 0.2





                                                 NUMBER
                                              OF SHARES             VALUE
DOMESTIC EQUITY -- 30.8%+
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 0.4%
Alliant Techsystems, Inc. ..........          2,330         $   156,063     (a)
Hexcel Corp. .......................         17,923             117,754    (a,h)
Honeywell International Inc. .......          1,741              48,504
Rockwell Collins, Inc. .............          2,221              72,493
                                                                394,814

BEVERAGES -- 0.9%
Molson Coors Brewing Co. (Class B)..          1,184              40,588
Pepsi Bottling Group, Inc. .........         13,268             293,753
PepsiCo, Inc. ......................         12,222             629,188
                                                                963,529

BIOTECHNOLOGY -- 1.6%
Amgen Inc. .........................         20,061             993,421     (a)
Amylin Pharmaceuticals, Inc. .......          6,673              78,408     (a)
Gilead Sciences, Inc. ..............         11,642             539,257     (a)
Vertex Pharmaceuticals Inc. ........          3,964             113,886     (a)
                                                              1,724,972

CAPITAL MARKETS -- 2.0%
Affiliated Managers Group, Inc. ....          2,968             123,795     (a)
Ameriprise Financial, Inc. .........          5,129             105,093
Greenhill & Company Inc. ...........            940              69,419
Morgan Stanley......................          3,219              73,297
State Street Corp. .................         18,156             558,841     (e)
The Bank of New York Mellon Corp. ..          7,033             198,682
The Charles Schwab Corp. ...........         12,938             200,539
The Goldman Sachs Group, Inc........          7,654             811,477
                                                              2,141,143

CHEMICALS -- 0.8%
Intrepid Potash, Inc. ..............          4,463              82,342     (a)
Monsanto Co. .......................          7,076             588,015     (h)
Praxair, Inc. ......................          2,257             151,874
                                                                822,231

COMMERCIAL BANKS -- 0.2%
SunTrust Banks, Inc. ...............          9,442             110,849
US Bancorp..........................          4,441              64,883
Wells Fargo & Co. ..................          3,702              52,716
Zions Bancorporation................          1,636              16,082
                                                                244,530

COMMERCIAL SERVICES & SUPPLIES -- 0.6%
Corrections Corporation of America..         20,874             267,396     (a)
Iron Mountain Inc. .................         15,039             333,415     (a)
                                                                600,811

COMMUNICATIONS EQUIPMENT -- 2.2%
Cisco Systems, Inc. ................         52,422             879,117     (a)
Corning Inc. .......................         16,009             212,439
Harris Corp. .......................          1,337              38,693
Juniper Networks, Inc. .............          6,909             104,050     (a)
QUALCOMM Inc. ......................         26,863           1,045,239
                                                              2,279,538

COMPUTERS & PERIPHERALS -- 0.4%
Dell Inc. ..........................          2,222              21,065     (a)
Hewlett-Packard Co. ................          6,329             202,908
International Business Machines
  Corp. ............................          2,096             203,081
                                                                427,054

DIVERSIFIED FINANCIAL SERVICES -- 0.9%
CME Group Inc. .....................          2,144             528,260
JPMorgan Chase & Co. ...............         16,845             447,740
                                                                976,000

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
AT&T Inc. ..........................          7,775             195,930
Verizon Communications Inc. ........          4,627             139,735
                                                                335,665


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                                 NUMBER
                                              OF SHARES             VALUE

ELECTRIC UTILITIES -- 0.6%
American Electric Power Company
  Inc. .............................          5,182         $   130,897
Edison International................          4,628             133,333
Entergy Corp. ......................            185              12,597
ITC Holdings Corp. .................          5,153             224,774
Northeast Utilities.................          5,114             110,411
                                                                612,012

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%
Cogent, Inc. .......................          9,317             110,872     (a)
Mettler-Toledo International,
  Inc. .............................          1,558              79,972     (a)
Molex Inc. (Class A)................          1,495              18,897
                                                                209,741

ENERGY EQUIPMENT & SERVICES -- 1.1%
Dresser-Rand Group Inc. ............          4,590             101,439     (a)
Halliburton Co. ....................          4,849              75,014
HIS, Inc. (Class A).................          2,677             110,239     (a)
National Oilwell Varco, Inc. .......          1,985              56,989     (a)
Noble Corp. ........................          2,036              49,047
Schlumberger Ltd. ..................         16,196             657,882
Weatherford International Ltd. .....          5,554              61,483     (a)
                                                              1,112,093

FOOD PRODUCTS -- 0.5%
Archer-Daniels-Midland Co. .........            907              25,196
General Mills, Inc. ................          2,469             123,154
Kraft Foods Inc. (Class A)..........          5,181             115,484
McCormick & Company Inc. ...........          9,425             278,697     (h)
Mead Johnson Nutrition Co. (Class
  A)................................          1,081              31,208     (a)
                                                                573,739

GAS UTILITIES -- 0.0%*
EQT CORP............................            983              30,797

HEALTHCARE EQUIPMENT & SUPPLIES -- 1.6%
Boston Scientific Corp. ............         15,175             120,641     (a)
Covidien Ltd. ......................          1,425              47,367
DENTSPLY International Inc. ........          4,533             121,711
Gen-Probe Inc. .....................          2,453             111,808     (a)
Hologic, Inc. ......................         25,410             332,617     (a)
Masimo Corp. .......................          7,964             230,797     (a)
Medtronic, Inc. ....................         15,092             444,761
ResMed, Inc. .......................          8,090             285,901     (a)
                                                              1,695,603

HEALTHCARE PROVIDERS & SERVICES -- 1.0%
Aetna Inc. .........................          8,478             206,270
Cardinal Health, Inc. ..............          4,441             139,803
Catalyst Health Solutions, Inc. ....          4,182              82,887     (a)
Express Scripts, Inc. ..............          1,961              90,539     (a)
McKesson Corp. .....................          1,926              67,487
Psychiatric Solutions, Inc. ........          6,819             107,263     (a)
UnitedHealth Group, Inc. ...........         19,771             413,807
                                                              1,108,056

HOTELS RESTAURANTS & LEISURE -- 0.4%
Carnival Corp. .....................         10,011             216,238
Darden Restaurants, Inc. ...........            654              22,406
Life Time Fitness, Inc. ............          3,384              42,503     (a)
Penn National Gaming, Inc. .........          2,771              66,920     (a)
The Cheesecake Factory Inc. ........          5,515              63,147     (a)
                                                                411,214

HOUSEHOLD PRODUCTS -- 0.3%
Clorox Co. .........................          3,701             190,527
Kimberly-Clark Corp. ...............          1,666              76,819
                                                                267,346

INDUSTRIAL CONGLOMERATES -- 0.2%
McDermott International, Inc. ......          2,710              36,287     (a)
Textron, Inc. ......................         23,311             133,805
                                                                170,092

INSURANCE -- 1.2%
ACE Ltd. ...........................          8,262             333,785
AFLAC Inc. .........................          7,865             152,266
AON Corp. ..........................          2,647             108,051
Chubb Corp. ........................          1,480              62,634
HCC Insurance Holdings, Inc. .......         11,780             296,738
Marsh & McLennan Companies, Inc. ...            445               9,011
MetLife, Inc. ......................          5,293             120,522
PartnerRe Ltd. .....................            296              18,373
Prudential Financial, Inc. .........          1,940              36,899
The Travelers Companies, Inc. ......          2,221              90,261
                                                              1,228,540

INTERNET SOFTWARE & SERVICES -- 0.5%
Equinix, Inc. ......................            485              27,233     (a)
Google Inc. (Class A)...............          1,077             374,861     (a)
MercadoLibre, Inc. .................          6,279             116,475     (a)
                                                                518,569

IT SERVICES -- 1.3%
Affiliated Computer Services, Inc.
  (Class A).........................          4,982             238,588     (a)
Cognizant Technology Solutions Corp.
  (Class A).........................          7,420             154,262     (a)
DST Systems, Inc. ..................          1,411              48,849     (a)
Paychex, Inc. ......................         16,459             422,503


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                                 NUMBER
                                              OF SHARES             VALUE
The Western Union Co. ..............         36,815         $   462,765
Visa, Inc. (Class A)................          1,347              74,893
                                                              1,401,860

LIFE SCIENCES TOOLS & SERVICES -- 0.4%
Covance Inc. .......................          2,269              80,844     (a)
Illumina, Inc. .....................          2,831             105,426     (a)
Thermo Fisher Scientific, Inc. .....          5,837             208,205     (a)
                                                                394,475

MACHINERY -- 0.4%
Deere & Co. ........................          3,010              98,939
Eaton Corp. ........................          1,925              70,956
Harsco Corp. .......................          4,982             110,451
ITT Corp. ..........................          3,928             151,110
                                                                431,456

MEDIA -- 1.9%
Comcast Corp. (Class A).............         58,290             750,192     (h)
Liberty Global, Inc. (Series C).....         12,337             174,322     (a)
Liberty Media Corp -- Entertainment
  (Series A)........................         16,998             339,110     (a)
Omnicom Group Inc. .................         14,767             345,548
Regal Entertainment Group (Class
  A)................................         10,916             146,384
The Walt Disney Co. ................          2,961              53,772
Time Warner Inc. ...................          8,142             157,141
Viacom, Inc. (Class B)..............          1,110              19,292     (a)
                                                              1,985,761

METALS & MINING -- 0.4%
Allegheny Technologies Inc. ........          7,656             167,896
Freeport-McMoRan Copper & Gold
  Inc. .............................          5,538             211,053
                                                                378,949

MULTILINE RETAIL -- 0.4%
Kohl's Corp. .......................          5,161             218,413     (a)
Target Corp. .......................          5,598             192,515
                                                                410,928

MULTI-UTILITIES -- 0.3%
Dominion Resources, Inc. ...........          4,812             149,124
DTE Energy Co. .....................          1,512              41,882
SCANA Corp. ........................          2,731              84,361
                                                                275,367

OIL, GAS & CONSUMABLE FUELS -- 1.7%
Apache Corp. .......................          3,171             203,230
Chevron Corp. ......................            370              24,879
Devon Energy Corp. .................          1,666              74,454
Exxon Mobil Corp. ..................          9,466             644,635     (h)
Hess Corp. .........................            794              43,035
Marathon Oil Corp. .................         19,127             502,848
Occidental Petroleum Corp. .........          1,851             103,008
Peabody Energy Corp. ...............          2,383              59,670
Southwestern Energy Co. ............          5,479             162,672     (a)
Valero Energy Corp. ................          1,481              26,510
                                                              1,844,941

PERSONAL PRODUCTS -- 0.3%
Alberto-Culver Co. .................         13,063             295,354
The Estee Lauder Companies Inc.
  (Class A).........................          2,647              65,249
                                                                360,603

PHARMACEUTICALS -- 0.7%
Abbott Laboratories.................          5,396             257,389
Bristol-Myers Squibb Co. ...........          6,923             151,752
Merck & Company Inc. ...............          3,146              84,156
Pfizer Inc. ........................          5,923              80,671
Wyeth...............................          3,970             170,869
                                                                744,837

PROFESSIONAL SERVICES -- 0.1%
Monster Worldwide, Inc. ............          6,817              55,559     (a)

REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 0.0%*
Douglas Emmett, Inc. (REIT).........          4,953              36,603

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CB Richard Ellis Group, Inc. (Class
  A)................................         29,482             118,812    (a,h)

ROAD & RAIL -- 0.0%*
Union Pacific Corp. ................            666              27,379

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%
Analog Devices, Inc. ...............            741              14,279
Hittite Microwave Corp. ............          4,756             148,387     (a)
Intel Corp. ........................         31,460             473,474
Kla-Tencor Corp. ...................          2,151              43,020
Lam Research Corp. .................          3,035              69,107     (a)
Marvell Technology Group Ltd. ......         12,474             114,262     (a)
MEMC Electronic Materials, Inc. ....          1,084              17,875     (a)
Microchip Technology Inc. ..........          2,776              58,823
Texas Instruments Inc. .............          4,072              67,229
                                                              1,006,456


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                                 NUMBER
                                              OF SHARES             VALUE

SOFTWARE -- 1.9%
Activision Blizzard, Inc............         17,041         $   178,249    (a,h)
Blackboard Inc. ....................          2,903              92,141     (a)
Citrix Systems, Inc. ...............          5,379             121,781     (a)
Intuit, Inc. .......................         15,459             417,393     (a)
Macrovision Solutions Corp. ........         14,205             252,707     (a)
Microsoft Corp. ....................         48,673             894,123     (h)
Oracle Corp. .......................          5,738             103,686     (a)
                                                              2,060,080

SPECIALTY RETAIL -- 1.1%
Bed Bath & Beyond, Inc. ............         25,353             627,487     (a)
Lowe's Companies, Inc. .............         16,543             301,910
O'Reilly Automotive, Inc. ..........          5,483             191,960     (a)
                                                              1,121,357

TEXTILES APPAREL & LUXURY GOODS -- 0.1%
Coach, Inc. ........................          4,955              82,749     (a)

TOBACCO -- 0.1%

Altria Group, Inc. .................          4,442              71,161
Philip Morris International, Inc. ..          1,961              69,772
                                                                140,933

WATER UTILITIES -- 0.1%
American Water Works Company,
  Inc. .............................          6,793             130,697

WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
American Tower Corp. (Class A)......          4,842             147,342     (a)
NII Holdings, Inc. .................         27,833             417,495     (a)
Syniverse Holdings, Inc. ...........          6,269              98,799     (a)
                                                                663,636

TOTAL DOMESTIC EQUITY
  (COST $46,344,113) ...............                         32,521,527

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 18.7%
--------------------------------------------------------------------------------

COMMON STOCK -- 18.4%
AEROSPACE & DEFENSE -- 0.3%
CAE, Inc. ..........................         37,930             230,025
Elbit Systems Ltd. .................            895              42,396
                                                                272,421

AUTOMOBILES -- 0.2%
Toyota Motor Corp. .................          7,406             233,945

BEVERAGES -- 0.3%
Coca-Cola Icecek AS (Class C).......          6,149              28,851
Diageo PLC..........................         17,836             201,071
Heineken N.V. ......................          1,224              34,777
                                                                264,699

CAPITAL MARKETS -- 0.4%
Credit Suisse Group AG (Regd.)......          5,419             165,184
Egyptian Financial Group-Hermes
  Holding...........................          4,572              12,773
Nomura Holdings, Inc. ..............         52,910             265,166
Woori Investment & Securities
  Company Ltd. .....................          2,040              24,924     (a)
                                                                468,047

CHEMICALS -- 0.7%
Linde AG............................          2,016             136,991
Makhteshim-Agan Industries Ltd. ....          6,180              25,892
Potash Corp of Saskatchewan Inc. ...          2,509             203,308
Potash Corp of Saskatchewan Inc. ...            814              65,779
Sinofert Holdings Ltd. .............         77,693              34,185
Sociedad Quimica y Minera de Chile
  S.A. ADR (Series B)...............          1,131              30,039
Syngenta AG.........................            772             155,751
Taiwan Fertilizer Company Ltd. .....         14,000              28,692
Toray Industries Inc. ..............         22,486              89,926
                                                                770,563

COMMERCIAL BANKS -- 2.1%
Akbank TAS..........................         13,972              40,754
Banco do Brasil S.A. ...............          4,495              32,938
Banco Santander Chile ADR...........          1,235              42,422
Banco Santander S.A. (Regd.)........         50,775             349,879
Bank of China Ltd. .................         53,000              17,644
BNP Paribas.........................          8,181             338,023
China Construction Bank Corp. ......         27,000              15,329
China Merchants Bank Company Ltd. ..         14,500              25,221
Credit Agricole S.A. ...............         16,497             182,058
Grupo Financiero Banorte SAB de C.V.
  (Series O)........................         15,885              21,164
HSBC Holdings PLC...................         11,889              67,312
ICICI Bank Ltd. ....................          4,924              32,396
Industrial & Commercial Bank of
  China.............................         75,499              39,065
Intesa Sanpaolo S.p.A. .............         53,914             148,353
KB Financial Group Inc. ............          4,692             111,767
Lloyds Banking Group PLC............        147,355             149,326
Metropolitan Bank & Trust...........         38,500              20,714
Mitsubishi UFJ Financial Group,
  Inc. .............................         74,941             361,161
Sberbank GDR........................            163              17,054
Siam Commercial Bank PCL............          8,778              13,489
Standard Bank Group Ltd. ...........          2,600              21,735
State Bank of India Ltd. GDR........            496              20,336


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                                 NUMBER
                                              OF SHARES             VALUE
Sumitomo Mitsui Financial Group
  Inc. .............................          1,400         $    48,335
The Bank of Yokohama Ltd. ..........         26,704             113,013
                                                              2,229,488

COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Brambles Ltd. ......................         58,002             193,439
G4S PLC.............................         22,656              62,598
G4S PLC.............................         35,582              98,892
                                                                354,929

COMMUNICATIONS EQUIPMENT -- 0.7%
Nokia OYJ...........................         17,143             202,116
Research In Motion Ltd. ............         11,812             508,743     (a)
ZTE Corp. ..........................          6,517              26,573
                                                                737,432

COMPUTERS & PERIPHERALS -- 0.0%*
Asustek Computer Inc. ..............         21,196              22,282
HTC Corp. ..........................          2,041              25,097
                                                                 47,379

CONSTRUCTION & ENGINEERING -- 0.3%
China Communications Construction
  Company Ltd. .....................         24,898              27,307
China State Construction
  International Holdings Ltd. ......        101,996              17,635
Empresas ICA SAB de C.V. ...........          7,061              12,016     (a)
Larsen & Toubro Ltd. ...............          9,051             118,937
Murray & Roberts Holdings Ltd. .....          5,148              21,924
Vinci S.A. .........................          3,747             139,073
                                                                336,892

CONSTRUCTION MATERIALS -- 0.1%
Cemex SAB de C.V. ADR...............          1,312               8,200     (a)
CRH PLC.............................          3,570              77,639
                                                                 85,839

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
France Telecom S.A. ................          4,985             113,509
Hellenic Telecommunications
  Organization S.A. ................          2,293              34,219
Singapore Telecommunications Ltd. ..         54,622              90,905
Telekom Malaysia Bhd................         13,800              13,325
Telekomunikasi Indonesia Tbk PT
  (Series B)........................         41,000              26,789
Telstra Corporation Ltd. ...........         33,525              74,771
                                                                353,518

ELECTRIC UTILITIES -- 0.3%
E.ON AG.............................          6,565             182,259
Iberdrola S.A. .....................         17,135             120,121
                                                                302,380

ELECTRICAL EQUIPMENT -- 0.4%
ABB Ltd. (Regd.)....................         13,698             191,426
ABB Ltd. ADR........................          9,626             134,186
Alstom S.A. ........................          1,217              62,992
China High Speed Transmission
  Equipment Group Company Ltd. .....         20,662              29,593
Zhuzhou CSR Times Electric Company
  Ltd. .............................         18,030              18,332
                                                                436,529

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.1%
AU Optronics Corp. .................         18,000              14,889     (a)
Delta Electronics, Inc. ............         17,437              32,085
HON HAI Precision Industry Company
  Ltd. .............................          8,602              19,455
Nidec Corp. ........................            258              11,493
                                                                 77,922

ENERGY EQUIPMENT & SERVICES -- 1.0%
Saipem S.p.A. ......................          4,492              79,918
Tesco Corp. ........................          5,607              43,847     (a)
Transocean Ltd. ....................         16,558             974,272     (a)
                                                              1,098,037

FOOD & STAPLES RETAILING -- 0.5%
Centros Comerciales Sudamericanos
  S.A. .............................          7,071              11,768
Koninklijke Ahold N.V. .............          4,883              53,486
Metro AG............................          3,507             115,708
President Chain Store Corp. ........          9,000              20,621     (a)
Shinsegae Company Ltd. .............             80              24,898
Tesco PLC...........................         57,706             275,765
                                                                502,246

FOOD PRODUCTS -- 1.0%
Groupe Danone.......................          7,458             363,007
IOI Corp. Bhd.......................         24,750              25,799
Nestle India Ltd. ..................            848              26,091
Nestle S.A. (Regd.).................         14,518             491,318
Nestle S.A. ADR.....................          2,221              74,515
Perdigao S.A. ......................          1,800              22,478
Uni-President Enterprises Corp. ....         33,000              26,760
Want Want China Holdings Ltd. ......         42,679              19,825
                                                              1,049,793


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                                 NUMBER
                                              OF SHARES             VALUE

HEALTHCARE EQUIPMENT & SUPPLIES -- 0.2%
Cie Generale d'Optique Essilor
  International S.A. ...............          5,122         $   197,894

HEALTHCARE PROVIDERS & SERVICES -- 0.0%
Diagnosticos da America S.A. .......          2,679              28,858     (a)

HOTELS RESTAURANTS & LEISURE -- 0.0%*
AGTech Holdings Ltd. ...............        164,195               3,136     (a)
Alsea SAB de C.V. ..................         23,219               6,767     (a)
China Travel International Inv. ....        139,388              24,640
                                                                 34,543

HOUSEHOLD DURABLES -- 0.0%*
Urbi Desarrollos Urbanos SAB DE
  C.V. .............................          7,979               7,038     (a)

HOUSEHOLD PRODUCTS -- 0.4%
Reckitt Benckiser Group PLC.........         10,002             375,470

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%*
Huaneng Power International, Inc. ..         28,000              18,606

INDUSTRIAL CONGLOMERATES -- 0.4%
Koninklijke Philips Electronics
  N.V. .............................         12,583             185,108
Orkla ASA...........................          3,880              26,548
Siemens AG (Regd.)..................          3,714             212,086
                                                                423,742

INSURANCE -- 0.6%
AXA S.A. ...........................          6,433              77,297
China Life Insurance Company Ltd. ..         14,855              49,261
Prudential PLC......................         34,797             168,083
Samsung Fire & Marine Insurance
  Company Ltd. .....................            220              25,447     (a)
Sony Financial Holdings Inc. .......            107             284,914     (a)
                                                                605,002

INTERNET SOFTWARE & SERVICES -- 0.1%
Baidu, Inc ADR......................            778             137,395     (a)
Sohu.com Inc. ......................            157               6,486     (a)
                                                                143,881

MACHINERY -- 0.1%
Hyunjin Materials Company Ltd. .....          1,011              23,717
Mitsubishi Heavy Industries Ltd. ...         32,000              96,548
                                                                120,265

MEDIA -- 0.3%
Focus Media Holding Ltd. ADR........          3,696              25,133     (a)
Vivendi.............................         10,867             287,480
                                                                312,613

METALS & MINING -- 0.8%
Anglo American PLC..................          1,235              20,740
Barrick Gold Corp. .................          2,591              84,000
BHP Billiton PLC....................         13,157             261,192
Cia Vale do Rio Doce ADR............         12,435             140,267     (h)
Harmony Gold Mining Company Ltd.
  ADR...............................          2,372              25,950     (a)
Hidili Industry International
  Development Ltd. .................         37,000              11,363
Kinross Gold Corp. .................            214               3,897
Polymetal GDR.......................          5,221              34,981     (b)
POSCO...............................             80              21,081
Rio Tinto PLC (Regd.)...............          3,145             105,935
Sumitomo Metal Industries Ltd. .....         68,003             135,634
                                                                845,040

MULTI-UTILITIES -- 0.6%
GDF Suez............................          3,735             128,189
National Grid PLC...................         31,901             244,859
RWE AG..............................            757              53,078
Veolia Environnement................          9,372             195,607
                                                                621,733

OIL, GAS & CONSUMABLE FUELS -- 1.5%
BG Group PLC........................         14,017             211,963
BP PLC..............................         15,456             104,455
Cameco Corp. .......................          1,725              29,546
China Petroleum & Chemical Corp. ...         37,828              24,210
China Shenhua Energy Company Ltd. ..          9,500              21,403
CNOOC Ltd. .........................         28,000              27,855
ENI S.p.A. .........................          4,428              85,952
Gazprom OAO ADR.....................          3,735              55,652     (h)
LUKOIL ADR..........................            526              19,725
Paladin Energy Ltd. ................         43,290             102,265     (a)
PetroChina Company Ltd. ............         30,000              23,845
Petroleo Brasileiro S.A. ADR........          8,880             217,561     (h)
Reliance Industries Ltd. ...........            468              14,040
Reliance Industries Ltd. GDR........            519              31,088     (b)
Suncor Energy, Inc. ................         11,448             254,260
Total S.A. .........................          7,466             370,979
                                                              1,594,799

PAPER & FOREST PRODUCTS -- 0.0%*
China Grand Forestry Green Resources
  Group Ltd. .......................         35,143               1,360     (a)


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                                 NUMBER
                                              OF SHARES             VALUE

PERSONAL PRODUCTS -- 0.3%
Shiseido Company Ltd. ..............         21,647         $   314,503

PHARMACEUTICALS -- 1.3%
Bayer AG............................          5,506             263,171
Novartis AG (Regd.).................          8,439             319,733
Roche Holding AG....................          4,728             649,500
Sun Pharmaceutical Industries
  Ltd. .............................            869              19,100
Teva Pharmaceutical Industries Ltd.
  ADR...............................          2,068              93,163
Yuhan Corp. ........................            106              14,177
                                                              1,358,844

PROFESSIONAL SERVICES -- 0.1%
The Capita Group PLC................          8,964              87,177

REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 0.1%
Unibail-Rodamco (REIT)..............            609              86,218

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.4%
CapitaLand Ltd. ....................         50,000              76,635
Franshion Properties China Ltd. ....         94,386              23,871
Hung Poo Real Estate Development
  Corp. ............................         39,825              28,831
Mitsubishi Estate Company Ltd. .....         16,982             189,472
Shenzhen Investment Ltd. ...........         65,721              16,197
Sumitomo Realty & Development
  Company Ltd. .....................          1,000              10,965
Sun Hung Kai Properties Ltd. .......          7,048              63,250
                                                                409,221

ROAD & RAIL -- 0.2%
East Japan Railway Co. .............          3,451             179,241

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.5%
ASM Pacific Technology Ltd. ........          6,183              21,700
Samsung Electronics Company Ltd. ...            500             205,314
Taiwan Semiconductor Manufacturing
  Company Ltd. .....................        179,685             272,346
Taiwan Semiconductor Manufacturing
  Company Ltd. ADR..................          3,407              30,493
                                                                529,853

SOFTWARE -- 0.2%
Nintendo Company Ltd. ..............            800             230,434

SPECIALTY RETAIL -- 0.1%
Esprit Holdings Ltd. ...............          8,614              43,904
Hennes & Mauritz AB (Series B)......          2,077              77,630
                                                                121,534

TEXTILES APPAREL & LUXURY GOODS -- 0.1%
Adidas AG...........................          2,308              76,792

TOBACCO -- 0.1%
ITC Ltd. ...........................         16,373              59,735

TRANSPORTATION INFRASTRUCTURE -- 0.0%*
Dalian Port PDA Company Ltd. .......         29,191               9,454

WATER UTILITIES -- 0.0%*
Pan Asia Environmental Protection
  Group Ltd. .......................         82,000               9,099

WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
America Movil SAB de C.V. ADR
  (Series L)........................          5,018             135,887     (h)
Bharti Airtel Ltd. .................          2,090              25,623     (a)
China Mobile Ltd. ..................         12,996             113,442
Egyptian Company for Mobile
  Services..........................            854              22,282
MTN Group Ltd. .....................         14,687             162,159
Orascom Telecom Holding SAE.........          1,407               6,408
Orascom Telecom Holding SAE GDR.....            426               9,534
Philippine Long Distance Telephone
  Co. ..............................            406              18,441
Turkcell Iletisim Hizmet AS.........          1,170               5,699
Turkcell Iletisim Hizmet AS ADR.....          2,468              30,332
Vodafone Group PLC..................        249,250             438,540
Vodafone Group PLC ADR..............          2,977              51,859
                                                              1,020,206

TOTAL COMMON STOCK
  (COST $29,595,236) ...............                         19,445,214

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 0.1%
Itau Unibanco Banco Multiplo S.A. ..          4,973              55,406


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                                 NUMBER
                                              OF SHARES             VALUE

MEDIA -- 0.0%*
NET Servicos de Comunicacao S.A. ...          3,537         $    26,256     (a)

METALS & MINING -- 0.1%
Cia Vale do Rio Doce................          7,265              84,413

OIL, GAS & CONSUMABLE  FUELS -- 0.0%*
Petroleo Brasileiro S.A. ...........          3,165              39,249

WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
Vivo Participacoes S.A. ............          3,012              39,968

TOTAL PREFERRED STOCK
  (COST $247,219) ..................                            245,292

--------------------------------------------------------------------------------
RIGHTS -- 0.0%*
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS
  (REIT'S) CRH PLC
  (COST $12,653)....................          1,149              24,973

TOTAL FOREIGN EQUITY
  (COST $29,855,108)................                         19,715,479





                                   PRINCIPAL
                                      AMOUNT         VALUE
BONDS AND NOTES -- 28.9%
---------------------------------------------------------------------

U.S. TREASURIES -- 6.6%
U.S. Treasury Bonds
  3.50%   02/15/39.............   $  470,500       464,915
  4.38%   02/15/38.............      113,000       128,361
  4.50%   05/15/38.............      453,800       529,812
U.S. Treasury Notes
  0.77%   02/28/11.............    1,504,200     1,507,073     (d)
  0.99%   01/31/11.............      136,000       136,298     (d)
  1.25%   11/30/10.............       49,100        49,497
  1.75%   01/31/14.............    1,498,400     1,508,589
  1.88%   02/28/14.............      732,700       740,716
  2.63%   02/29/16.............      396,200       406,322
  2.75%   02/15/19.............      532,700       535,614
  3.50%   02/15/18.............        6,400         6,868
  3.63%   10/31/09.............      567,000       577,255
  3.75%   11/15/18.............      104,000       113,368
  4.50%   11/15/10.............       13,000        13,816
  4.63%   11/15/09 - 10/31/11        221,000       239,575
                                                 6,958,079


FEDERAL AGENCIES -- 3.0%
Federal Home Loan Banks
  5.00%   11/17/17.............   $  100,000   $   109,262     (h)
Federal Home Loan Mortgage
  Corp.
  4.13%   12/21/12 - 09/27/13        504,000       541,564
  4.88%   02/09/10.............      335,000       346,163
  5.13%   11/17/17.............      700,000       780,964
Federal National Mortgage
  Assoc.
  2.75%   03/13/14.............      306,000       309,653
  3.63%   02/12/13.............      194,000       205,396
  3.88%   07/12/13.............      790,000       843,037
                                                 3,136,039

AGENCY MORTGAGE BACKED -- 9.8%
Federal Home Loan Mortgage Corp.
  4.50%   06/01/33 - 02/01/35         88,066        90,037     (h)
  5.00%   03/01/35 - 10/01/35        234,794       242,895     (h)
  5.50%   05/01/20 - 03/01/38        308,748       323,739     (h)
  6.00%   04/01/17 - 11/01/37        454,270       476,191     (h)
  6.50%   01/01/27 - 07/01/36        158,492       168,147     (h)
  7.00%   10/01/16 - 08/01/36         39,936        42,711     (h)
  7.50%   11/01/09 - 09/01/33         18,001        19,501     (h)
  8.00%   04/01/30 - 11/01/30          3,211         3,521     (h)
  9.00%   04/01/16 - 06/01/21          3,254         3,565     (h)
  5.50%   TBA..................    1,015,000     1,053,063     (c)
Federal National Mortgage
  Assoc.
  4.00%   05/01/19 - 06/01/19         69,106        70,657     (h)
  4.50%   05/01/18 - 02/01/35        321,226       331,155     (h)
  4.50%   02/01/20.............        9,829        10,156    (h,p)
  5.00%   07/01/20 - 08/01/35        343,288       355,378     (h)
  5.26%   04/01/37.............       38,901        40,216     (i)
  5.47%   04/01/37.............        2,598         2,687     (i)
  5.49%   04/01/37.............       33,326        34,546     (i)
  5.50%   03/01/14 - 04/01/38        499,664       521,926     (h)
  5.50%   06/01/20.............       10,596        11,124    (h,p)
  5.52%   04/01/37.............       14,466        14,967     (i)
  5.54%   04/01/37.............       32,688        33,852     (i)
  5.56%   04/01/37.............       38,931        40,431     (i)
  5.63%   03/01/37.............        3,072         3,178     (i)
  5.69%   04/01/37.............       30,524        31,627     (i)
  5.72%   04/01/37.............       15,519        16,109     (i)
  6.00%   07/01/14 - 03/01/38        874,272       916,064     (h)
  6.00%   10/01/34 - 01/01/35         54,654        57,313    (h,p)
  6.04%   10/01/37.............       51,462        53,373     (i)
  6.50%   01/01/15 - 02/01/35        548,437       581,036     (h)
  6.50%   10/01/34 - 12/01/34         21,651        22,914    (h,p)
  7.00%   10/01/16 - 06/01/36        142,469       152,791     (h)
  7.50%   12/01/09 - 03/01/34         52,102        56,081     (h)
  8.00%   12/01/11 - 11/01/33         25,252        27,210     (h)
  8.50%   07/01/30 - 05/01/31          2,600         2,844     (h)
  9.00%   06/01/09 - 12/01/22          8,451         9,179     (h)
  4.50%   TBA..................      585,000       598,510     (c)
  5.00%   TBA..................      453,000       469,295     (c)
  5.50%   TBA..................    1,785,000     1,852,494     (c)
  6.00%   TBA..................      458,000       478,324     (c)


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                   PRINCIPAL
                                      AMOUNT         VALUE
  6.50%   TBA..................   $  190,000   $   200,094     (c)
  7.00%   TBA..................       90,000        95,738     (c)
Government National Mortgage
  Assoc.
  4.50%   08/15/33 - 09/15/34        153,641       157,680     (h)
  5.00%   08/15/33.............       29,689        30,872    (h,p)
  6.00%   04/15/30 - 09/15/36         75,940        79,758     (h)
  6.50%   06/15/24 - 08/15/36        137,938       145,788     (h)
  6.50%   02/15/24 - 06/15/34         22,212        23,377    (h,p)
  7.00%   03/15/12 - 09/15/36         40,478        42,927     (h)
  7.00%   06/15/34.............       10,186        10,823    (h,p)
  8.00%   09/15/29 - 06/15/30            270           294     (h)
  8.50%   10/15/17.............       33,835        36,445     (h)
  9.00%   11/15/16 - 12/15/21         42,878        46,250     (h)
  5.50%   TBA..................      260,000       270,563     (c)
                                                10,359,416

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
Collateralized Mortgage
  Obligation Trust (Class B)
  1.51%   11/01/18.............        1,234         1,183   (d,f,h)
Federal Home Loan Mortgage
  Corp.
  0.25%   09/25/43.............      317,313         1,998  (g,h,i,q)
  4.50%   11/15/13 - 03/15/19        167,755        10,119   (g,h,q)
  4.52%   11/15/37.............       88,140        77,690    (d,f)
  5.00%   10/15/14 - 05/15/38        699,539        85,677   (g,h,q)
  5.50%   04/15/17 - 06/15/33        126,551        15,684   (g,h,q)
  6.09%   05/15/36.............      142,675        11,615   (g,i,q)
  6.19%   05/15/37.............      126,489        11,356   (g,i,q)
  6.44%   02/15/38.............      127,866        10,422   (g,i,q)
  7.50%   01/15/16.............        5,745         5,896     (h)
  7.50%   07/15/27.............       10,406         1,576   (g,h,q)
  8.00%   04/15/20.............          509           541     (h)
  8.00%   02/01/23 - 07/01/24          3,875           683   (g,h,q)
  9.27%   12/15/33.............       35,255        34,350    (h,i)
  37.42%  09/15/34.............       58,143        51,294    (d,f)
Federal Home Loan Mortgage
  STRIPS
  3.07%   08/01/27.............          885           795   (d,f,h)
Federal National Mortgage
  Assoc.
  1.20%   12/25/42.............      140,536         3,033  (g,h,i,q)
  4.50%   05/25/18.............       20,702           838   (g,h,q)
  4.75%   11/25/14.............        8,612           152   (g,h,q)
  5.00%   08/25/17 - 02/25/32        121,435         8,751   (g,h,q)
  5.00%   10/25/35 - 08/25/38         80,949        81,982
  5.50%   01/25/33.............      140,912       146,054
  6.48%   10/25/29.............       54,298         4,279  (g,h,i,q)
  7.08%   09/25/42.............      192,115        27,211  (g,h,i,q)
  7.18%   08/25/16.............       24,277         1,124  (g,h,i,q)
Federal National Mortgage
  Assoc. (Class 1)
  4.10%   11/01/34.............       73,503        68,699   (d,f,h)
  4.50%   09/01/35 - 01/01/36        239,814        24,689    (g,q)
  5.00%   05/25/38.............       94,473        10,380    (g,q)
Federal National Mortgage
  Assoc. (Class 2)
  4.50%   08/01/35.............       73,832         7,060    (g,q)
  5.00%   03/25/38.............       93,472        10,732    (g,q)
  5.50%   12/01/33.............       21,758         2,327    (g,q)
  7.50%   11/01/23.............       29,179         6,060   (g,h,q)
  8.00%   08/01/23 - 07/01/24          8,681         1,313   (g,h,q)
  8.50%   03/01/17 - 07/25/22          3,045           533   (g,h,q)
  9.00%   05/25/22.............        1,437           259   (g,h,q)
Federal National Mortgage
  Assoc. REMIC
  4.50%   11/25/13.............        1,764             1   (g,h,q)
  15.46%  03/25/31.............       52,158        56,548    (h,i)
Federal National Mortgage
  Assoc. REMIC (Class B)
  1.31%   12/25/22.............        1,411         1,348   (d,f,h)
Federal National Mortgage
  Assoc. REMIC (Class H)
  5.00%   10/25/22.............       31,875         1,967   (g,h,q)
Federal National Mortgage
  Assoc. REMIC (Class K)
  8.00%   05/25/22.............            8           183   (g,h,q)
                                                   786,402

ASSET BACKED -- 0.2%
Bear Stearns Asset Backed
  Securities Trust (Class A)
  0.84%   01/25/34.............        7,957         4,751    (d,h)
Capital Auto Receivables Asset
  Trust (Class A)
  1.34%   01/15/10.............       23,081        22,871   (b,h,i)
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  1.02%   03/25/32.............        8,994         4,754    (h,i)
Fleet Home Equity Loan Trust
  (Class A)
  0.72%   01/20/33.............       11,008         6,689    (d,h)
Ford Credit Floorplan Master
  Owner Trust (Class A)
  9.38%   06/15/11.............      100,000        92,473     (d)
Mid-State Trust
  9.62%   07/01/35.............        5,672         4,450    (d,h)
Peco Energy Transition Trust
  6.52%   12/31/10.............       29,000        30,354     (h)
Residential Asset Mortgage
  Products Inc.
  0.51%   03/25/34.............          734           667    (d,h)
Residential Asset Securities
  Corp.
  1.02%   07/25/32.............        3,643         1,652    (h,i)
Residential Asset Securities
  Corp. (Class A)
  4.16%   07/25/30.............        8,844         8,196    (h,i)
Wells Fargo Home Equity Trust
  3.97%   05/25/34.............       13,554        12,584    (h,i)
                                                   189,441


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                   PRINCIPAL
                                      AMOUNT         VALUE

CORPORATE NOTES -- 7.1%
Abbott Laboratories
  5.88%   05/15/16.............   $   60,000   $    64,347
Anheuser-Busch InBev Worldwide
  Inc.
  7.20%   01/15/14.............       35,000        36,675     (b)
  7.75%   01/15/19.............       18,000        17,948     (b)
Archer-Daniels-Midland Co.
  6.45%   01/15/38.............       60,000        59,837     (h)
Arizona Public Service Co.
  6.25%   08/01/16.............       20,000        17,643     (h)
AT&T Inc.
  5.60%   05/15/18.............       60,000        58,386
  6.40%   05/15/38.............      102,000        90,750
  6.70%   11/15/13.............       50,000        53,403
Bank of America Corp.
  4.88%   01/15/13.............       45,000        40,288
  5.75%   12/01/17.............      280,000       235,140
Berkshire Hathaway Finance
  Corp.
  5.00%   08/15/13.............      126,000       129,572
Bristol-Myers Squibb Co.
  5.45%   05/01/18.............       36,000        36,931
  5.88%   11/15/36.............       30,000        28,640     (h)
Cargill Inc.
  5.20%   01/22/13.............       62,000        60,664    (b,h)
  6.00%   11/27/17.............       25,000        23,488    (b,h)
Carolina Power & Light Co.
  5.15%   04/01/15.............       26,000        26,420     (h)
  5.70%   04/01/35.............       13,000        12,375     (h)
  6.13%   09/15/33.............       13,000        13,090     (h)
Chesapeake Energy Corp.
  7.25%   12/15/18.............       76,000        62,415
Citigroup, Inc.
  4.88%   05/07/15.............       24,000        15,574
  6.50%   08/19/13.............      133,000       122,216
CME Group Inc.
  5.40%   08/01/13.............       77,000        78,099
Community Health Systems, Inc.
  8.88%   07/15/15.............       76,000        71,820
Consolidated Edison Company of
  New York, Inc.
  5.85%   04/01/18.............       30,000        29,719     (h)
  6.65%   04/01/19.............       30,000        30,913
  7.13%   12/01/18.............      100,000       106,367
Constellation Brands, Inc.
  7.25%   05/15/17.............       77,000        73,150     (h)
Corp Nacional del Cobre de
  Chile - CODELCO
  7.50%   01/15/19.............       18,000        20,278     (b)
COX Communications Inc.
  6.25%   06/01/18.............       65,000        57,742     (b)
  7.13%   10/01/12.............        9,000         8,959     (h)
  7.75%   11/01/10.............       35,000        35,637     (h)
Credit Suisse
  6.00%   02/15/18.............       66,000        57,565     (h)
CVS Caremark Corp.
  5.75%   06/01/17.............       31,000        30,230     (h)
Diageo Capital PLC
  5.20%   01/30/13.............       30,000        30,478     (h)
Dover Corp.
  6.50%   02/15/11.............       30,000        31,837     (h)
Duke Energy Indiana, Inc.
  6.35%   08/15/38.............       46,000        46,487
Dynegy Holdings Inc.
  7.50%   06/01/15.............       76,000        51,870
Eli Lilly & Co.
  4.20%   03/06/14.............       44,000        45,322
EOG Resources, Inc.
  5.88%   09/15/17.............       55,000        55,688
  6.88%   10/01/18.............       48,000        51,777
General Dynamics Corp.
  5.25%   02/01/14.............       47,000        50,123
Georgia-Pacific LLC
  9.50%   12/01/11.............       80,000        79,900
GlaxoSmithKline Capital Inc.
  4.85%   05/15/13.............       48,000        49,939
  6.38%   05/15/38.............       31,000        31,306
GTE Corp.
  7.51%   04/01/09.............       38,000        38,000     (h)
HCA Inc.
  9.25%   11/15/16.............       76,000        69,160
Hewlett-Packard Co.
  5.50%   03/01/18.............       30,000        30,763
HSBC Bank USA N.A.
  4.63%   04/01/14.............      100,000        93,728
HSBC Finance Corp.
  6.75%   05/15/11.............       30,000        26,739
IIRSA Norte Finance Ltd.
  8.75%   05/30/24.............      116,756        85,232    (b,h)
ING Capital Funding TR III
  8.44%   12/29/49.............       15,000         4,375     (i)
ING Groep N.V.
  5.78%   12/29/49.............       21,000         5,775     (i)
International Business Machines
  Corp.
  7.63%   10/15/18.............      100,000       114,719
Johnson & Johnson
  5.85%   07/15/38.............       78,000        81,360
JP Morgan Chase & Co.
  6.40%   05/15/38.............       46,000        45,104
  7.00%   11/15/09.............       60,000        60,739     (h)
JPMorgan Chase Bank
  5.88%   06/13/16.............       30,000        28,067
Kellogg Co.
  5.13%   12/03/12.............       28,000        29,586
Kimberly-Clark Corp.
  7.50%   11/01/18.............       17,000        20,089
Kraft Foods Inc.
  6.75%   02/19/14.............       16,000        17,298
Kreditanstalt fuer Wiederaufbau
  3.50%   03/10/14.............      355,000       356,787


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                   PRINCIPAL
                                      AMOUNT         VALUE
  4.13%   10/15/14.............   $  108,000   $   114,088
  4.50%   07/16/18.............       55,000        57,609
Markel Corp.
  7.35%   08/15/34.............       18,000        14,211
McDonald's Corp.
  5.80%   10/15/17.............       42,000        45,155
  6.30%   03/01/38.............       42,000        43,248
Merck & Company Inc.
  5.75%   11/15/36.............        5,000         4,755
Merrill Lynch & Company Inc.
  6.05%   08/15/12.............       31,000        26,600
  6.88%   04/25/18.............       64,000        50,054
MetLife, Inc. (Series A)
  6.82%   08/15/18.............      167,000       143,377
Midamerican Energy Holdings Co.
  6.13%   04/01/36.............       50,000        44,341
Mizuho Financial Group Cayman
  Ltd.
  8.38%   12/29/49.............       35,000        27,272
Morgan Stanley
  5.05%   01/21/11.............       29,000        28,513
  6.00%   04/28/15.............       67,000        63,256
Munich Re America Corp. (Series
  B)
  7.45%   12/15/26.............       30,000        28,393     (h)
New York Life Global Funding
  5.38%   09/15/13.............       33,000        32,747     (b)
NGPL Pipeco LLC
  7.12%   12/15/17.............       32,000        29,341     (b)
NorthWestern Corp.
  5.88%   11/01/14.............       88,000        88,814     (h)
Novartis Capital Corp.
  4.13%   02/10/14.............       34,000        34,744
NRG Energy, Inc.
  7.38%   02/01/16.............       75,000        69,750
Oncor Electric Delivery Co.
  5.95%   09/01/13.............      110,000       106,569     (b)
OPTI Canada Inc.
  8.25%   12/15/14.............       42,000        18,795
Oracle Corp.
  5.75%   04/15/18.............       12,000        12,523
Pacific Gas & Electric Co.
  5.80%   03/01/37.............       30,000        28,529
Parker Hannifin Corp.
  5.50%   05/15/18.............       47,000        45,936
Pemex Finance Ltd.
  9.03%   02/15/11.............       30,800        31,108     (h)
PepsiCo, Inc.
  5.00%   06/01/18.............       94,000        97,253
  7.90%   11/01/18.............       54,000        66,347
Petroleos Mexicanos
  8.00%   05/03/19.............       10,000         9,750     (b)
Pfizer Inc.
  6.20%   03/15/19.............       34,000        36,234
  7.20%   03/15/39.............       16,000        17,159
Potomac Electric Power Co.
  7.90%   12/15/38.............       12,000        13,555
Princeton University (Series A)
  4.95%   03/01/19.............       12,000        11,944
  5.70%   03/01/39.............       10,000         9,816
Public Service Company of
  Colorado
  7.88%   10/01/12.............       50,000        55,952
Rogers Communications, Inc.
  6.80%   08/15/18.............       82,000        81,957
Safeway Inc.
  6.25%   03/15/14.............       48,000        50,368
Security Benefit Life Insurance
  8.75%   05/15/16.............       25,000        10,000     (b)
Southern California Edison Co.
  5.50%   08/15/18.............      100,000       103,425
Standard Chartered Bank Hong
  Kong Ltd.
  4.38%   12/03/14.............       70,000        52,150     (i)
Telecom Italia Capital S.A.
  6.20%   07/18/11.............       21,000        20,622
  Telefonica Emisiones SAU
  5.86%   02/04/13.............       75,000        77,662
Terex Corp.
  8.00%   11/15/17.............       42,000        34,020
The Bank of New York Mellon
  Corp.
  4.95%   11/01/12.............      100,000       102,069
The Bear Stearns Companies LLC
  5.85%   07/19/10.............       45,000        45,104     (h)
  6.95%   08/10/12.............       80,000        81,469     (h)
The Goldman Sachs Group, Inc.
  5.25%   10/15/13.............       24,000        22,411
  6.15%   04/01/18.............       26,000        23,749
  6.60%   01/15/12.............       96,000        95,871     (h)
The Kroger Co.
  6.15%   01/15/20.............       76,000        75,167
The Procter & Gamble Co.
  4.60%   01/15/14.............       32,000        33,866
  5.50%   02/01/34.............       17,000        16,616
The Travelers Companies, Inc.
  5.80%   05/15/18.............       30,000        29,108
Thomson Reuters Corp.
  5.95%   07/15/13.............       62,000        60,560
  6.50%   07/15/18.............       30,939        28,821
Ticketmaster Entertainment,
  Inc.
  10.75%  07/28/16.............      250,000       170,000     (b)
Time Warner Cable Inc.
  6.20%   07/01/13.............       72,000        70,091
  6.75%   07/01/18.............       88,000        82,606
  8.75%   02/14/19.............       52,000        55,215
TransCanada Pipelines Ltd.
  6.50%   08/15/18.............       12,000        11,969
Transocean Inc.
  6.00%   03/15/18.............       31,000        29,206
UBS Luxembourg S.A. for OJSC
  Vimpel Communications
  8.00%   02/11/10.............      100,000        95,284


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                   PRINCIPAL
                                      AMOUNT         VALUE
UBS Preferred Funding Trust I
  8.62%   10/29/49.............   $   30,000   $    12,040     (i)
Union Electric Co.
  6.70%   02/01/19.............       48,000        45,721
United Technologies Corp.
  6.13%   07/15/38.............       35,000        35,534
Vedanta Resources PLC
  6.63%   02/22/10.............       12,000        11,580
Verizon Communications Inc.
  5.25%   04/15/13.............       22,000        22,457
6.40%     02/15/38.............       20,000        18,131
  6.90%   04/15/38.............       30,000        29,015
  8.75%   11/01/18.............       62,000        70,939
Verizon Global Funding Corp.
  7.25%   12/01/10.............       61,000        64,445
Verizon Wireless Capital LLC
  5.55%   02/01/14.............       74,000        74,062     (b)
  7.38%   11/15/13.............       91,000        97,567     (b)
Walgreen Co.
  4.88%   08/01/13.............      112,000       118,684
  5.25%   01/15/19.............       47,000        47,139
Wal-Mart Stores, Inc.
  5.80%   02/15/18.............       66,000        72,154
  6.20%   04/15/38.............       46,000        46,624
Wells Fargo & Co.
  5.63%   12/11/17.............       15,000        13,686
Westar Energy, Inc.
  7.13%   08/01/09.............       34,000        33,862     (h)
Wyeth
  5.50%   03/15/13.............       98,000       102,033
XTO Energy Inc.
  6.38%   06/15/38.............       24,000        20,832
  6.50%   12/15/18.............       13,000        12,915
                                                 7,455,073

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
Banc of America Commercial
  Mortgage Inc. (Class A)
  1.00%   06/10/49.............       80,000        54,246
Banc of America Funding Corp.
  5.61%   03/20/36.............       31,587         4,334   (h,i,p)
  5.74%   02/20/36.............       63,569        13,684   (h,i,p)
Banc of America Mortgage
  Securities Inc. (Class B)
  5.36%   01/25/36.............       31,662         3,724    (h,i)
Bear Stearns Commercial
  Mortgage Securities
  5.41%   03/11/39.............       35,000        32,006    (h,i)
  5.48%   10/12/41.............       79,000        71,253     (h)
Bear Stearns Commercial
  Mortgage Securities (Class A)
  5.92%   06/11/50.............       30,000        14,222     (i)
Countrywide Alternative Loan
  Trust
  6.00%   03/25/36.............       13,753            77    (h,p)
Countrywide Alternative Loan
  Trust (Class B)
  6.00%   05/25/36 - 08/25/36         29,677           809    (h,p)
Countrywide Commercial Mortgage
  Trust (Class A)
  5.49%   03/12/51.............      200,000       114,639     (i)
Credit Suisse Mortgage Capital
  Certificates (Class C)
  5.64%   02/25/36.............       24,104         1,998   (h,i,p)
CS First Boston Mortgage
  Securities Corp.
  0.66%   07/15/37.............      733,217        10,648  (b,h,i,p)
  5.25%   08/25/34.............       16,181        13,820
  5.34%   10/25/35.............       38,951         3,895   (h,i,p)
GMAC Commercial Mortgage
  Securities Inc.
  6.47%   04/15/34.............       47,485        47,409     (h)
GMAC Commercial Mortgage
  Securities Inc. (Class X)
  0.66%   12/10/41.............    1,108,747        12,459   (h,i,p)
GS Mortgage Securities Corp. II
  5.80%   08/10/45.............       80,000        54,595     (i)
Indymac INDA Mortgage Loan
  Trust
  5.13%   01/25/36.............       63,726         2,638   (h,i,p)
Indymac INDA Mortgage Loan
  Trust (Class B)
  5.13%   01/25/36.............       63,648        24,987   (h,i,p)
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  1.11%   01/12/39.............      911,180        15,793  (b,h,i,p)
  6.06%   02/15/51.............       50,000        20,215     (i)
  6.07%   02/12/51.............       90,000        43,261
  6.20%   02/12/51.............       15,000           813   (b,i,p)
  6.47%   11/15/35.............       45,511        45,458     (h)
LB-UBS Commercial Mortgage
  Trust
  0.27%   02/15/40.............      870,696        11,697  (b,h,i,p)
  0.51%   03/15/36.............      700,908        15,580  (b,h,i,p)
  0.76%   01/18/12.............      910,039        13,014   (h,i,p)
  1.00%   01/15/36.............      528,453        20,418   (b,h,p)
  4.06%   09/15/27.............       59,346        58,654    (h,i)
LB-UBS Commercial Mortgage
  Trust (Class B)
  6.65%   07/14/16.............       28,000        26,251    (b,h)
LB-UBS Commercial Mortgage
  Trust (Class F)
  6.24%   07/15/40.............       30,000         1,663    (i,p)
LB-UBS Commercial Mortgage
  Trust (Class X)
  0.27%   12/15/39.............      774,334         8,799  (b,h,i,p)
MASTR Alternative Loans Trust
  5.00%   08/25/18.............       47,501         4,754   (g,h,q)
MLCC Mortgage Investors Inc.
  5.31%   02/25/36.............       49,996         4,500    (h,i)
Morgan Stanley Capital I
  5.28%   12/15/43.............       31,000        26,939
  5.33%   12/15/43.............       31,000        22,749
  5.39%   11/12/41.............       88,000        22,258     (i)


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                   PRINCIPAL
                                      AMOUNT         VALUE
  5.69%   04/15/49.............   $  200,000   $   129,843     (i)
  5.71%   07/12/44.............      100,000        80,134     (h)
  5.88%   06/11/49.............       55,000        39,588     (i)
  7.11%   04/15/33.............       49,847        49,892    (h,i)
Morgan Stanley Capital I (Class
  A)
  5.81%   12/12/49.............       20,000        13,916
Morgan Stanley Dean Witter
  Capital I
  7.20%   10/15/33.............       17,611        17,779     (h)
Morgan Stanley Dean Witter
  Capital I (Class A)
  6.54%   02/15/31.............       11,233        11,214     (h)
Nomura Asset Securities Corp.
  (Class A)
  6.59%   03/15/30.............        3,132         3,131     (h)
Puma Finance Ltd. (Class A)
  1.54%   10/11/34.............       14,839        12,982    (h,i)
Residential Accredit Loans Inc.
  6.00%   01/25/36.............      152,157         9,409    (h,p)
Structured Asset Securities
  Corp. (Class X)
  2.17%   02/25/28.............       37,662             2    (i,p)
Wachovia Bank Commercial
  Mortgage Trust (Class E)
  5.90%   02/15/51.............       90,000         6,036    (i,p)
Wells Fargo Mortgage Backed
  Securities Trust
  5.50%   01/25/36.............       63,996        19,031     (h)
Wells Fargo Mortgage Backed
  Securities Trust (Class B)
  5.50%   03/25/36.............      245,232        59,793     (h)
                                                 1,297,009

SOVEREIGN BONDS -- 0.3%
Dominican Republic Government
  9.50%   09/27/11.............       27,446        25,525
Government of Brazil
  8.00%   01/15/18.............       30,000        32,730     (h)
Government of Indonesia
  11.63%  03/04/19.............      100,000       108,750     (b)
Government of Manitoba Canada
  4.90%   12/06/16.............       35,000        35,884
Government of Panama
  6.70%   01/26/36.............       30,000        26,325
Government of Quebec Canada
  7.50%   09/15/29.............       50,000        64,448
Government of Venezuela
  5.38%   08/07/10.............       16,000        13,704
                                                   307,366

TOTAL BONDS AND NOTES
  (COST $31,945,465)                            30,488,825



                                      NUMBER OF
                                         SHARES             VALUE

------------------------------------------------------------------------

Exchange Traded Funds -- 0.4%
------------------------------------------------------------------------

Financial Select Sector SPDR
  Fund......................         10,738         $    94,602     (n)
Industrial Select Sector
  SPDR Fund.................         19,480             359,016    (h,n)

TOTAL EXCHANGE TRADED FUNDS
  (COST $924,546)...........                            453,618

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.2%
------------------------------------------------------------------------

GEI Investment Fund
  (COST $379,278)...........                            197,225     (j)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $109,448,510).......                         83,376,674

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.0%
------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 24.1%

GE Money Market Fund
  Institutional Class 0.52%
  (COST $25,506,240)........                         25,506,240    (d,o)




                                    PRINCIPAL
                                       AMOUNT
TIME DEPOSIT -- 1.9%
-----------------------------------------------------------------
State Street Corp.
  0.01%  04/01/09...............   $2,014,805      2,014,805  (e)

TOTAL SHORT-TERM INVESTMENTS
  (COST $27,521,045).........................     27,521,045

TOTAL INVESTMENTS
  (COST $136,969,555)........................    110,897,719

LIABILITIES IN EXCESS OF OTHER ASSETS,
  NET -- (5.0)%..............................     (5,290,829)
                                                ------------

NET ASSETS -- 100.0%.........................   $105,606,890
                                                ============






See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS




OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Total Return Fund had the following long futures contracts open at March 31, 2009 (unaudited):

                                    NUMBER     CURRENT     UNREALIZED
                      EXPIRATION      OF      NOTIONAL    APPRECIATION/
DESCRIPTION              DATE     CONTRACTS     VALUE    (DEPRECIATION)
-----------------------------------------------------------------------
DJ Euro Stoxx 50
  Index Futures        June 2009       2     $   52,922      $ 1,132
S&P Midcap 400 Emini
  Index Futures        June 2009       1         48,790        2,121
2 Yr. U.S.Treasury
  Notes Futures        June 2009      22      4,793,594       19,893
10 Yr. U.S.Treasury
  Notes Futures        June 2009      19      2,357,484       62,073
                                                             -------
                                                             $85,219
                                                             =======



The GE Total Return Fund was invested in the following Countries at March 31, 2009 (unaudited):

                                    PERCENTAGE (BASED
COUNTRY                              ON MARKET VALUE)
-----------------------------------------------------
United States                             81.02%
Switzerland                                2.85%
United Kingdom                             2.61%
Japan                                      2.31%
France                                     2.29%
Canada                                     1.50%
Germany                                    1.41%
China                                      0.73%
Brazil                                     0.65%
Taiwan                                     0.47%
Spain                                      0.42%
South Korea                                0.41%
Australia                                  0.33%
India                                      0.32%
Italy                                      0.28%
Netherlands                                0.25%
South Africa                               0.21%
Finland                                    0.18%
Mexico                                     0.18%
Hong Kong                                  0.16%
Singapore                                  0.15%
Israel                                     0.15%
Indonesia                                  0.12%
Russia                                     0.11%
Luxembourg                                 0.11%
Turkey                                     0.10%
Chile                                      0.09%
Ireland                                    0.09%
Peru                                       0.08%
Sweden                                     0.07%
Denmark                                    0.06%
Egypt                                      0.05%
Cayman Islands                             0.04%
Philippines                                0.04%
Malaysia                                   0.04%
Greece                                     0.04%
Norway                                     0.02%
Panama                                     0.02%
Dominican Republic                         0.02%
Venezuela                                  0.01%
Thailand                                   0.01%
                                         -------
                                         100.00%
                                         =======



The GE Total Return Fund was invested in the following Sectors at March 31, 2009 (unaudited):

                                    PERCENTAGE (BASED
SECTOR                               ON MARKET VALUE)
-----------------------------------------------------
Short-Term                                24.82%
Agency Mortgage Backed                     9.34%
Corporate Notes                            6.72%
U.S. Treasuries                            6.27%
Oil, Gas & Consumable Fuels                3.14%
Federal Agencies                           2.83%
Communications Equipment                   2.72%
Capital Markets                            2.35%
Commercial Banks                           2.28%
Media                                      2.10%
Software                                   2.07%
Energy Equipment & Services                1.99%
Pharmaceuticals                            1.90%
Healthcare Equipment & Supplies            1.71%
Insurance                                  1.65%
Biotechnology                              1.55%
Wireless Telecommunication
  Services                                 1.55%
Food Products                              1.46%
Chemicals                                  1.44%
Semiconductors & Semiconductor
  Equipment                                1.39%
IT Services                                1.26%
Metals & Mining                            1.18%
Non-Agency Collateralized Mortgage
  Obligations                              1.17%
Specialty Retail                           1.12%
Beverages                                  1.11%
Healthcare Providers & Services            1.02%
Diversified Financial Services             0.88%
Commercial Services & Supplies             0.86%
Electric Utilities                         0.83%
Multi-Utilities                            0.81%
Agency Collateralized Mortgage
  Obligations                              0.71%
Diversified Telecommunication
  Services                                 0.62%


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TOTAL RETURN FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                    PERCENTAGE (BASED
SECTOR                               ON MARKET VALUE)
-----------------------------------------------------
Personal Products                          0.61%
Aerospace & Defense                        0.60%
Internet Software & Services               0.60%
Household Products                         0.58%
Industrial Conglomerates                   0.53%
Machinery                                  0.50%
Real Estate Management &
  Development                              0.48%
Food & Staples Retailing                   0.45%
Computers & Peripherals                    0.43%
Miscellaneous                              0.41%
Hotels Restaurants & Leisure               0.40%
Electrical Equipment                       0.39%
Multiline Retail                           0.37%
Life Sciences Tools & Services             0.35%
Construction & Engineering                 0.30%
Sovereign Bonds                            0.28%
Electronic Equipment, Instruments
  & Components                             0.26%
Automobiles                                0.21%
Road & Rail                                0.19%
Tobacco                                    0.18%
Other Investments                          0.18%
Asset Backed                               0.17%
Textiles Apparel & Luxury Goods            0.14%
Real Estate Investment Trusts
  (REIT's)                                 0.13%
Professional Services                      0.13%
Water Utilities                            0.13%
Construction Materials                     0.08%
Gas Utilities                              0.03%
Independent Power Producers &
  Energy Traders                           0.02%
Transportation Infrastructure              0.01%
Household Durables                         0.01%
Paper & Forest Products                    0.00%
Internet & Catalog Retail                  0.00%
                                         -------
                                         100.00%
                                         =======





See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE Government Securities Fund

(PHOTO OF WILLIAM M. HEALEY)

William M. Healey
Senior Vice President

The GE Government Securities Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey and Chitranjan Sinha. As lead portfolio manager for the Fund, Mr. Healey chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers' biographical information beginning on page 162.

Q. HOW DID THE GE GOVERNMENT SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009?

A. For the six-month period ended March 31, 2009 the GE Government Securities Fund returned 5.41% for Class A shares, 4.98% for Class B shares and 4.95% for Class C shares. The Barclays Capital U.S. Government Bond Index, the Fund's benchmark, returned 6.98% and the Fund's Lipper peer group of 72 Intermediate U.S. Government Funds returned an average of 5.41% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH PERIOD ENDING MARCH 31, 2009.

A. Amidst a deepening global recession, interest rates fell significantly in the last three months of 2008. The U.S. Treasury 10-year note yield fell from a high of 4.07% on October 14th to 2.06% on December 30th. Rates then went back up through early February on expectations of massive treasury supply in 2009 to fund a myriad of government programs aimed at stabilizing the financial system and jumpstarting the economy. In mid-March, treasury yields dropped sharply after the Federal Reserve announced its intention to begin buying back $300 million of U.S. Treasury securities between 2 and 10-year maturities. Credit spreads in both high grade and high yield securities ended the six-month period wider, particularly in the financial sector as default expectations increased. Within the securitized sector, commercial mortgage-backed securities (MBS) spreads widened dramatically as real estate fundamentals softened and as uncertainty remained regarding the fate of these security types with respect to their eligibility under the various government support programs.

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. Fund performance during the period was adversely affected by holdings of short maturity asset-backed securities (ABS) backed by sub-prime and alt-a mortgage collateral, which continued to suffer in marked to market pricing. On a positive note, the Fund's duration, which was held longer than the benchmark for most of the period, enhanced performance as rates fell.

GE Government Securities

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 01, 2008 - MARCH 31, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,054.10                4.40
     Class B                     1,000.00              1,049.83                8.23
     Class C                     1,000.00              1,049.55                8.18
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.43                4.33
     Class B                     1,000.00              1,016.76                8.10
     Class C                     1,000.00              1,016.81                8.05
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.86% for Class A shares, 1.61% for Class B shares and 1.60% for Class C shares (for the period October 01, 2008 -- March 31, 2009), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended March 31, 2009 were as follows: 5.41% for Class A shares, 4.98% for Class B shares and 4.95% for Class C shares.

GE U.S. Equity Fund


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek a high level of current income consistent with safety of principal by investing at least 80% of its net assets in U.S. Government securities under normal circumstances.

--------------------------------------------------------------------------------
FIVE YEAR TREASURY NOTE YIELD HISTORY
4/1/08 - 3/31/09

(CHART)

DATE                 Yield
----                 -----
04/01/08              2.65
04/02/08              2.74
04/03/08              2.73
04/04/08              2.62
04/07/08              2.73
04/08/08              2.73
04/09/08              2.60
04/10/08              2.68
04/11/08              2.57
04/14/08              2.60
04/15/08              2.70
04/16/08              2.81
04/17/08              2.89
04/18/08              2.90
04/21/08              2.94
04/22/08              2.94
04/23/08              2.96
04/24/08              3.09
04/25/08              3.18
04/28/08              3.12
04/29/08              3.11
04/30/08              3.01
05/01/08              3.08
05/02/08              3.18
05/05/08              3.16
05/06/08              3.17
05/07/08              3.08
05/08/08              2.97
05/09/08              2.97
05/12/08              3.01
05/13/08              3.17
05/14/08              3.20
05/15/08              3.09
05/16/08              3.11
05/19/08              3.09
05/20/08              3.01
05/21/08              3.08
05/22/08              3.22
05/23/08              3.14
05/26/08              3.13
05/27/08              3.22
05/28/08              3.34
05/29/08              3.43
05/30/08              3.42
06/02/08              3.27
06/03/08              3.19
06/04/08              3.26
06/05/08              3.32
06/06/08              3.18
06/09/08              3.39
06/10/08              3.56
06/11/08              3.47
06/12/08              3.70
06/13/08              3.73
06/16/08              3.76
06/17/08              3.63
06/18/08              3.55
06/19/08              3.65
06/20/08              3.60
06/23/08              3.63
06/24/08              3.53
06/25/08              3.52
06/26/08              3.39
06/27/08              3.35
06/30/08              3.33
07/01/08              3.36
07/02/08              3.30
07/03/08              3.28
07/04/08              3.28
07/07/08              3.19
07/08/08              3.19
07/09/08              3.08
07/10/08              3.08
07/11/08              3.28
07/14/08              3.17
07/15/08              3.09
07/16/08              3.19
07/17/08              3.27
07/18/08              3.41
07/21/08              3.37
07/22/08              3.47
07/23/08              3.50
07/24/08              3.32
07/25/08              3.44
07/28/08              3.32
07/29/08              3.37
07/30/08              3.37
07/31/08              3.24
08/01/08              3.21
08/04/08              3.25
08/05/08              3.29
08/06/08              3.32
08/07/08              3.15
08/08/08              3.20
08/11/08              3.26
08/12/08              3.14
08/13/08              3.20
08/14/08              3.15
08/15/08              3.10
08/18/08              3.07
08/19/08              3.06
08/20/08              3.01
08/21/08              3.06
08/22/08              3.14
08/25/08              3.04
08/26/08              3.04
08/27/08              3.02
08/28/08              3.05
08/29/08              3.09
09/01/08              3.10
09/02/08              2.98
09/03/08              2.95
09/04/08              2.86
09/05/08              2.98
09/08/08              2.98
09/09/08              2.85
09/10/08              2.90
09/11/08              2.92
09/12/08              2.95
09/15/08              2.53
09/16/08              2.59
09/17/08              2.52
09/18/08              2.63
09/19/08              3.04
09/22/08              3.05
09/23/08              2.99
09/24/08              2.91
09/25/08              3.04
09/26/08              3.06
09/29/08              2.68
09/30/08              2.98
10/01/08              2.86
10/02/08              2.67
10/03/08              2.64
10/06/08              2.44
10/07/08              2.46
10/08/08              2.63
10/09/08              2.67
10/10/08              2.76
10/13/08              2.76
10/14/08              3.01
10/15/08              2.82
10/16/08              2.84
10/17/08              2.83
10/20/08              2.79
10/21/08              2.66
10/22/08              2.52
10/23/08              2.63
10/24/08              2.58
10/27/08              2.61
10/28/08              2.72
10/29/08              2.72
10/30/08              2.80
10/31/08              2.83
11/03/08              2.70
11/04/08              2.53
11/05/08              2.51
11/06/08              2.46
11/07/08              2.56
11/10/08              2.49
11/11/08              2.49
11/12/08              2.36
11/13/08              2.43
11/14/08              2.33
11/17/08              2.27
11/18/08              2.20
11/19/08              2.02
11/20/08              1.90
11/21/08              2.03
11/24/08              2.20
11/25/08              2.04
11/26/08              2.01
11/27/08              2.02
11/28/08              1.92
12/01/08              1.72
12/02/08              1.64
12/03/08              1.61
12/04/08              1.51
12/05/08              1.70
12/08/08              1.73
12/09/08              1.60
12/10/08              1.61
12/11/08              1.55
12/12/08              1.51
12/15/08              1.49
12/16/08              1.29
12/17/08              1.37
12/18/08              1.26
12/19/08              1.36
12/22/08              1.43
12/23/08              1.44
12/24/08              1.54
12/25/08              1.55
12/26/08              1.52
12/29/08              1.46
12/30/08              1.44
12/31/08              1.55
01/01/09              1.55
01/02/09              1.65
01/05/09              1.68
01/06/09              1.65
01/07/09              1.67
01/08/09              1.59
01/09/09              1.51
01/12/09              1.44
01/13/09              1.44
01/14/09              1.35
01/15/09              1.36
01/16/09              1.47
01/19/09              1.47
01/20/09              1.49
01/21/09              1.61
01/22/09              1.60
01/23/09              1.63
01/26/09              1.65
01/27/09              1.57
01/28/09              1.69
01/29/09              1.83
01/30/09              1.88
02/02/09              1.75
02/03/09              1.91
02/04/09              1.94
02/05/09              1.90
02/06/09              1.96
02/09/09              1.97
02/10/09              1.75
02/11/09              1.76
02/12/09              1.77
02/13/09              1.87
02/16/09              1.87
02/17/09              1.66
02/18/09              1.81
02/19/09              1.87
02/20/09              1.83
02/23/09              1.81
02/24/09              1.88
02/25/09              1.99
02/26/09              2.08
02/27/09              1.99
03/02/09              1.82
03/03/09              1.83
03/04/09              1.94
03/05/09              1.80
03/06/09              1.88
03/09/09              1.88
03/10/09              2.00
03/11/09              1.94
03/12/09              1.90
03/13/09              1.87
03/16/09              1.92
03/17/09              1.98
03/18/09              1.57
03/19/09              1.65
03/20/09              1.64
03/23/09              1.68
03/24/09              1.73
03/25/09              1.81
03/26/09              1.79
03/27/09              1.80
03/30/09              1.73
03/31/09              1.66





--------------------------------------------------------------------------------
LIPPER PERFORMANCE COMPARISON
Intermediate U.S. Government Peer Group

Based on average annual total returns for the periods ended 3/31/09

                            SIX      ONE     FIVE      TEN
                          MONTHS    YEAR     YEAR     YEAR
                          ------   ------   ------   ------
Number of Funds in peer
group:                       72       72       62       52

-----------------------------------------------------------

Peer group average
annual total return:       5.41%    4.53%    3.92%    5.06%
-----------------------------------------------------------


Lipper categories in peer group: Intermediate U.S. Government


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES ++

(PERFORMANCE GRAPH)

                                                          BARCLAYS CAPITAL
                            GE GOVERNMENT                  U.S. GOVERNMENT
                              SECURITIES     WITH LOAD       BOND INDEX
                            -------------    ---------    ----------------
03/99                          10000.00        9575.00        10000.00
09/99                           9927.94        9506.00         9980.25
09/00                          10571.20       10121.90        10696.80
09/01                          11867.40       11363.10        12115.10
09/02                          12980.60       12428.90        13331.00
09/03                          13363.80       12795.80        13804.10
09/04                          13577.80       13000.70        14152.60
09/05                          13860.20       13271.10        14501.60
09/06                          14174.10       13571.70        14980.20
09/07                          14821.90       14192.00        15824.10
09/08                          15804.60       15132.90        17073.80
03/09                          16659.50       15951.50        18266.20




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                                 ENDING
                                                                               VALUE OF A
                                    SIX     ONE   FIVE    TEN                    $10,000
                                  MONTHS   YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                                  ------   ----   ----   ----   ------------   ----------
GE Government Securities Fund      5.41%   4.76%  4.09%  5.24%    09/08/93       16,660
With Load                          0.93%   0.30%  3.19%  4.78%                   15,952
Barclays Capital U.S. Government
  Bond Index                       6.98%   6.95%  5.24%  6.21%                   18,266



--------------------------------------------------------------------------------

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                                     BARCLAYS CAPITAL
                    GE GOVERNMENT     U.S. GOVERNMENT
                      SECURITIES        BOND INDEX
                    -------------    ----------------
03/99                  10000.00          10000.00
09/99                   9901.17           9980.25
09/00                  10451.90          10696.80
09/01                  11664.90          12115.10
09/02                  12645.30          13331.00
09/03                  12937.10          13804.10
09/04                  13032.50          14152.60
09/05                  13220.40          14501.60
09/06                  13405.50          14980.20
09/07                  13966.00          15824.10
09/08                  14891.90          17073.80
03/09                  15697.50          18266.20




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                   ENDING
                                                                 VALUE OF A
                    SIX     ONE   FIVE    TEN                     $10,000
                  MONTHS   YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT(A)
                  ------   ----   ----   ----   ------------   -------------
GE Government
  Securities
  Fund             4.98%   4.08%  3.31%  4.61%    04/22/87         15,697
With Load          1.98%   1.08%  3.31%  4.61%
Barclays Capital
  U.S.
  Government
  Bond Index       6.98%   6.95%  5.24%  6.21%                     18,266



--------------------------------------------------------------------------------

GE U.S. Equity Fund

                                 CLASS C SHARES

(FPO)

                                            BARCLAYS CAPITAL
                           GE GOVERNMENT     U.S. GOVERNMENT
                             SECURITIES        BOND INDEX
                           -------------    ----------------
09/99                         10000.00          10000.00
09/00                         10607.80          10717.90
09/01                         11851.20          12139.10
09/02                         12844.70          13357.30
09/03                         13126.30          13831.40
09/04                         13238.40          14180.60
09/05                         13429.30          14530.30
09/06                         13618.10          15009.80
09/07                         14149.00          15855.50
09/08                         15000.20          17107.60
03/09                         15743.40          18302.40




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                    ENDING
                                                                  VALUE OF A
                    SIX    ONE   FIVE    SINCE                     $10,000
                  MONTHS  YEAR   YEAR  INCEPTION  COMMENCEMENT  INVESTMENT(A)
                  ------  ----   ----  ---------  ------------  -------------
GE Government
  Securities
  Fund             4.95%  4.06%  3.37%    4.89%     09/30/99        15,743
With Load          3.96%  3.06%  3.37%    4.89%
Barclays Capital
  U.S.
  Government
  Bond Index       6.98%  6.95%  5.24%    6.56%                     18,302




AN INVESTMENT IN THE GE GOVERNMENT SECURITIES FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE GOVERNMENT SECURITIES FUND                         March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

GE GOVERNMENT SECURITIES FUND

Portfolio Composition as a % of Market Value of $119,616
(in thousands) as of March 31, 2009

(CHART)

U.S. Treasuries                                  60.3
Federal Agencies                                 29.0
Short-Term & Other                                9.6
Mortgage Backed                                   0.9
Other Investments                                 0.2







                                    PRINCIPAL
                                       AMOUNT          VALUE
BONDS AND NOTES -- 91.2%+
--------------------------------------------------------------------

U.S. TREASURIES -- 60.8%
U.S. Treasury Bonds
  3.50%  02/15/39..............   $ 3,105,400   $  3,068,539
  4.38%  02/15/38..............       801,700        910,681
  4.50%  05/15/38..............     4,065,100      4,746,004
U.S. Treasury Notes
  0.99%  01/31/11..............        30,000         30,066    (d)
  1.75%  01/31/14..............    10,404,200     10,474,949
  1.88%  02/28/14..............     4,173,900      4,219,562
  2.75%  02/15/19..............    11,798,100     11,862,636
  3.50%  02/15/18..............       978,300      1,049,838
  3.75%  11/15/18..............     2,709,100      2,953,136
  4.63%  11/15/09..............    10,496,000     10,761,265    (h)
  4.75%  05/31/12..............     1,000,000      1,108,984    (h)
  4.88%  05/31/09 - 02/15/12       20,760,000     20,968,226    (h)
                                                  72,153,886

FEDERAL AGENCIES -- 29.2%
Federal Home Loan Banks
  5.00%  11/17/17..............       460,000        502,604    (h)
Federal Home Loan Mortgage
  Corp.
  4.13%  12/21/12 - 09/27/13        3,606,000      3,873,179
  4.88%  02/09/10..............     3,040,000      3,141,302    (h)
  5.00%  04/18/17..............     2,500,000      2,730,565    (h)
  5.13%  11/17/17..............     3,400,000      3,793,254
  5.25%  07/18/11..............    10,150,000     10,988,146    (h)
Federal National Mortgage
  Assoc.
  2.75%  03/13/14..............     1,008,000      1,020,033
  3.63%  02/12/13..............     2,566,000      2,716,729
  3.88%  07/12/13..............     5,498,000      5,867,114
                                                  34,632,926

AGENCY MORTGAGE BACKED -- 0.6%
Federal Home Loan Mortgage
  Corp.
  6.50%  04/01/31..............         2,014          2,141    (h)
  7.00%  12/01/26 - 02/01/30            2,999          3,246    (h)
  7.50%  09/01/09 - 04/01/12           92,662         96,257    (h)
Federal National Mortgage
  Assoc.
  6.00%  06/01/35..............        60,461         63,288    (h)
  7.50%  12/01/23..............        61,501         66,362    (h)
  9.00%  05/01/21 - 07/01/21           12,336         13,627    (h)
  5.00%  TBA...................       158,000        163,826    (c)
Government National Mortgage
  Assoc.
  8.50%  05/15/21 - 03/15/23           11,570         12,518    (h)
  9.00%  07/15/16..............       275,129        296,810    (h)
                                                     718,075

ASSET BACKED -- 0.3%
Bear Stearns Asset Backed
  Securities Trust (Class A)
  0.84%  01/25/34..............         5,167          3,085    (d)
Option One Mortgage Loan Trust
  (Class A)
  1.36%  02/25/33..............       327,736        170,548    (i)
Residential Asset Securities
  Corp. (Class A)
  1.16%  11/25/33..............       439,297        236,734    (i)
                                                     410,367

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
Lehman Brothers Floating Rate
  Commercial Mortgage Trust
  1.37%  10/15/17..............       186,356        159,896   (b,d)
Residential Accredit Loans Inc.
  0.77%  03/25/34..............       152,786         97,594    (d)
Thornburg Mortgage Securities
  Trust (Class A)
  1.20%  04/25/43..............       106,564         94,537    (i)
                                                     352,027

TOTAL BONDS AND NOTES
  (COST $104,758,848)..........                  108,267,281


--------------------------------------------------------------------
OTHER INVESTMENTS -- 0.3%
--------------------------------------------------------------------

GEI Investment Fund
  (COST $577,879)..............                      300,497    (j)

TOTAL INVESTMENTS IN SECURITIES
  (COST $105,336,728)..........                  108,567,778


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE GOVERNMENT SECURITIES FUND                         March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS


                                                       VALUE

--------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.3%
--------------------------------------------------------------------
GE Money Market Fund
  Institutional Class 0.52%
  (COST $11,048,662)...........                 $ 11,048,662  (d,o)

TOTAL INVESTMENTS
  (COST $116,385,389)..........                  119,616,440

LIABILITIES IN EXCESS OF OTHER
  ASSETS, NET -- (0.8)%........                     (957,235)
                                                ------------

NET ASSETS -- 100.0%...........                 $118,659,205
                                                ============








--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Government Securities Fund had the following long futures contracts open at March 31, 2009 (unaudited):

                                   NUMBER      CURRENT      UNREALIZED
                     EXPIRATION       OF       NOTIONAL    APPRECIATION/
DESCRIPTION              DATE     CONTRACTS     VALUE     (DEPRECIATION)
------------------------------------------------------------------------
U.S. Treasury Notes
  2Yr. Futures        June 2009      124     $27,018,438     $119,734
U.S. Treasury Notes
  5Yr. Futures        June 2009       68       8,076,063      116,154
U.S. Treasury Notes
  10Yr. Futures       June 2009      135      16,750,547      389,222
                                                             --------
                                                             $625,110
                                                             ========





See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE U.S. Equity Fund

(PHOTO OF PAUL M. COLONNA)
Paul M. Colonna
President and Chief Investment
Officer -- Fixed Income

The GE Short-Term Government Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and James F. Palmieri. As lead portfolio manager for the Fund, Mr. Colonna chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers' biographical information beginning on page 162.

Q. HOW DID THE GE SHORT-TERM GOVERNMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009?

A. For the six-month period ended March 31, 2009, the GE Short-Term Government Fund returned 3.02% for Class A shares, 2.63% for Class B shares, 2.54% for Class C shares, 2.90% for Class R shares and 3.07% for Class Y shares. The Barclays Capital 1-3-Year Government Bond Index, the Fund's benchmark, returned 3.37% and the Fund's Lipper peer group of 89 Short Term U.S. Government Funds returned an average of 2.30% for the same period

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH PERIOD ENDING MARCH 31, 2009.

A. Amidst a deepening global recession, interest rates fell significantly in the last three months of 2008. The U.S. Treasury 10-year note yield fell from a high of 4.07% on October 14th to 2.06% on December 30th. Rates then went back up through early February on expectations of massive treasury supply in 2009 to fund a myriad of government programs aimed at stabilizing the financial system and jumpstarting the economy. In mid-March, treasury yields dropped sharply after the Federal Reserve announced its intention to begin buying back $300 million of U.S. Treasury securities between 2 and 10-year maturities. Credit spreads in both high grade and high yield securities ended the six-month period wider, particularly in the financial sector as default expectations increased. Within the securitized sector, commercial mortgage-backed securities (MBS) spreads widened dramatically as real estate fundamentals softened and as uncertainty remained regarding the fate of these security types with respect to their eligibility under the various government support programs.

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The Fund's performance relative to the benchmark for the period was driven primarily by the allocation to mortgage-backed securities. Short maturity issues backed by sub-prime or Alt-a mortgages continued to suffer in their marked to market pricing whereas some of the non-mortgage related asset-backed securities purchased in 2009 performed well. Extension of the Fund's duration above that of the benchmark also benefited Fund performance as rates fell in March.

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 01, 2008 - MARCH 31, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,030.26                4.15
     Class B                     1,000.00              1,026.34                7.17
     Class C                     1,000.00              1,025.44                7.88
     Class R                     1,000.00              1,029.02                5.36
     Class Y                     1,000.00              1,030.70                2.89
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.63                4.13
     Class B                     1,000.00              1,017.69                7.14
     Class C                     1,000.00              1,017.01                7.84
     Class R                     1,000.00              1,019.46                5.34
     Class Y                     1,000.00              1,021.85                2.87
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.82% for Class A shares, 1.42% for Class B shares, 1.56% for Class C shares, 1.06% for Class R shares and 0.57% for Class Y shares (for the period October 01, 2008 -- March 31, 2009), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended March 31, 2009 were as follows: 3.02% for Class A shares, 2.63% for Class B shares, 2.54% for Class C shares, 2.90% for Class R shares and 3.07% for Class Y shares.

GE Short-Term Government Fund


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in U.S. Government securities under normal circumstances.

--------------------------------------------------------------------------------
TWO YEAR TREASURY NOTE YIELD HISTORY
4/1/08 - 3/31/09

(CHART)

Date                                             Yield
4/1/2008                                          1.79
4/2/2008                                          1.90
4/3/2008                                          1.89
4/4/2008                                          1.82
4/7/2008                                          1.92
4/8/2008                                          1.88
4/9/2008                                          1.77
4/10/2008                                         1.84
4/11/2008                                         1.75
4/14/2008                                         1.76
4/15/2008                                         1.87
4/16/2008                                         1.97
4/17/2008                                         2.11
4/18/2008                                         2.13
4/21/2008                                         2.18
4/22/2008                                         2.19
4/23/2008                                         2.19
4/24/2008                                         2.39
4/25/2008                                         2.42
4/28/2008                                         2.35
4/29/2008                                         2.35
4/30/2008                                         2.26
5/1/2008                                          2.37
5/2/2008                                          2.45
5/5/2008                                          2.42
5/6/2008                                          2.39
5/7/2008                                          2.31
5/8/2008                                          2.22
5/9/2008                                          2.24
5/12/2008                                         2.31
5/13/2008                                         2.47
5/14/2008                                         2.52
5/15/2008                                         2.43
5/16/2008                                         2.44
5/19/2008                                         2.39
5/20/2008                                         2.30
5/21/2008                                         2.40
5/22/2008                                         2.53
5/23/2008                                         2.43
5/26/2008                                         2.44
5/27/2008                                         2.51
5/28/2008                                         2.61
5/29/2008                                         2.69
5/30/2008                                         2.65
6/2/2008                                          2.51
6/3/2008                                          2.40
6/4/2008                                          2.45
6/5/2008                                          2.50
6/6/2008                                          2.38
6/9/2008                                          2.71
6/10/2008                                         2.93
6/11/2008                                         2.81
6/12/2008                                         3.04
6/13/2008                                         3.04
6/16/2008                                         3.04
6/17/2008                                         2.89
6/18/2008                                         2.85
6/19/2008                                         2.94
6/20/2008                                         2.90
6/23/2008                                         2.94
6/24/2008                                         2.84
6/25/2008                                         2.81
6/26/2008                                         2.66
6/27/2008                                         2.63
6/30/2008                                         2.62
7/1/2008                                          2.65
7/2/2008                                          2.58
7/3/2008                                          2.53
7/4/2008                                          2.54
7/7/2008                                          2.43
7/8/2008                                          2.48
7/9/2008                                          2.39
7/10/2008                                         2.41
7/11/2008                                         2.60
7/14/2008                                         2.45
7/15/2008                                         2.37
7/16/2008                                         2.43
7/17/2008                                         2.49
7/18/2008                                         2.64
7/21/2008                                         2.60
7/22/2008                                         2.72
7/23/2008                                         2.74
7/24/2008                                         2.61
7/25/2008                                         2.71
7/28/2008                                         2.58
7/29/2008                                         2.63
7/30/2008                                         2.63
7/31/2008                                         2.51
8/1/2008                                          2.50
8/4/2008                                          2.54
8/5/2008                                          2.55
8/6/2008                                          2.58
8/7/2008                                          2.43
8/8/2008                                          2.50
8/11/2008                                         2.54
8/12/2008                                         2.43
8/13/2008                                         2.48
8/14/2008                                         2.43
8/15/2008                                         2.38
8/18/2008                                         2.33
8/19/2008                                         2.30
8/20/2008                                         2.25
8/21/2008                                         2.31
8/22/2008                                         2.40
8/25/2008                                         2.33
8/26/2008                                         2.33
8/27/2008                                         2.28
8/28/2008                                         2.36
8/29/2008                                         2.37
9/1/2008                                          2.37
9/2/2008                                          2.26
9/3/2008                                          2.26
9/4/2008                                          2.18
9/5/2008                                          2.31
9/8/2008                                          2.31
9/9/2008                                          2.17
9/10/2008                                         2.20
9/11/2008                                         2.22
9/12/2008                                         2.21
9/15/2008                                         1.71
9/16/2008                                         1.81
9/17/2008                                         1.64
9/18/2008                                         1.70
9/19/2008                                         2.17
9/22/2008                                         2.13
9/23/2008                                         2.07
9/24/2008                                         1.96
9/25/2008                                         2.17
9/26/2008                                         2.10
9/29/2008                                         1.66
9/30/2008                                         1.96
10/1/2008                                         1.82
10/2/2008                                         1.62
10/3/2008                                         1.59
10/6/2008                                         1.43
10/7/2008                                         1.46
10/8/2008                                         1.55
10/9/2008                                         1.54
10/10/2008                                        1.64
10/13/2008                                        1.60
10/14/2008                                        1.82
10/15/2008                                        1.56
10/16/2008                                        1.62
10/17/2008                                        1.62
10/20/2008                                        1.70
10/21/2008                                        1.62
10/22/2008                                        1.50
10/23/2008                                        1.61
10/24/2008                                        1.52
10/27/2008                                        1.54
10/28/2008                                        1.57
10/29/2008                                        1.54
10/30/2008                                        1.57
10/31/2008                                        1.55
11/3/2008                                         1.44
11/4/2008                                         1.38
11/5/2008                                         1.34
11/6/2008                                         1.29
11/7/2008                                         1.33
11/10/2008                                        1.25
11/11/2008                                        1.25
11/12/2008                                        1.17
11/13/2008                                        1.24
11/14/2008                                        1.21
11/17/2008                                        1.18
11/18/2008                                        1.13
11/19/2008                                        1.06
11/20/2008                                        0.98
11/21/2008                                        1.10
11/24/2008                                        1.21
11/25/2008                                        1.18
11/26/2008                                        1.10
11/27/2008                                        1.10
11/28/2008                                        0.99
12/1/2008                                         0.91
12/2/2008                                         0.89
12/3/2008                                         0.89
12/4/2008                                         0.82
12/5/2008                                         0.93
12/8/2008                                         0.94
12/9/2008                                         0.85
12/10/2008                                        0.85
12/11/2008                                        0.78
12/12/2008                                        0.76
12/15/2008                                        0.74
12/16/2008                                        0.65
12/17/2008                                        0.75
12/18/2008                                        0.68
12/19/2008                                        0.74
12/22/2008                                        0.82
12/23/2008                                        0.92
12/24/2008                                        0.91
12/25/2008                                        0.91
12/26/2008                                        0.89
12/29/2008                                        0.78
12/30/2008                                        0.73
12/31/2008                                        0.77
1/1/2009                                          0.77
1/2/2009                                          0.82
1/5/2009                                          0.77
1/6/2009                                          0.77
1/7/2009                                          0.82
1/8/2009                                          0.83
1/9/2009                                          0.75
1/12/2009                                         0.74
1/13/2009                                         0.74
1/14/2009                                         0.71
1/15/2009                                         0.72
1/16/2009                                         0.73
1/19/2009                                         0.73
1/20/2009                                         0.71
1/21/2009                                         0.77
1/22/2009                                         0.72
1/23/2009                                         0.81
1/26/2009                                         0.83
1/27/2009                                         0.81
1/28/2009                                         0.90
1/29/2009                                         0.96
1/30/2009                                         0.95
2/2/2009                                          0.90
2/3/2009                                          0.97
2/4/2009                                          0.98
2/5/2009                                          0.97
2/6/2009                                          1.00
2/9/2009                                          1.02
2/10/2009                                         0.90
2/11/2009                                         0.92
2/12/2009                                         0.91
2/13/2009                                         0.97
2/16/2009                                         0.96
2/17/2009                                         0.86
2/18/2009                                         0.95
2/19/2009                                         0.99
2/20/2009                                         0.94
2/23/2009                                         0.94
2/24/2009                                         0.98
2/25/2009                                         1.08
2/26/2009                                         1.09
2/27/2009                                         0.97
3/2/2009                                          0.87
3/3/2009                                          0.88
3/4/2009                                          0.94
3/5/2009                                          0.89
3/6/2009                                          0.95
3/9/2009                                          0.96
3/10/2009                                         1.03
3/11/2009                                         1.02
3/12/2009                                         1.01
3/13/2009                                         0.96
3/16/2009                                         1.00
3/17/2009                                         1.03
3/18/2009                                         0.81
3/19/2009                                         0.86
3/20/2009                                         0.87
3/23/2009                                         0.90
3/24/2009                                         0.91
3/25/2009                                         0.96
3/26/2009                                         0.91
3/27/2009                                         0.91
3/30/2009                                         0.85
3/31/2009                                         0.80




--------------------------------------------------------------------------------
LIPPER PERFORMANCE COMPARISON
Short Term U.S. Government Bond Peer Group

Based on average annual total returns for the periods ended 3/31/09

                                                                 SIX      ONE    FIVE     TEN
                                                               MONTHS    YEAR    YEAR    YEAR
                                                               ------    ----    ----    ----
Number of Funds in peer group:                                    89       89      78      53

---------------------------------------------------------------------------------------------

Peer group average annual total return:                         2.30%    2.37%   2.90%   3.88%
---------------------------------------------------------------------------------------------


Lipper categories in peer group: Short term U.S. Government Bond


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                                                        BARCLAYS CAPITAL
                                                          U.S. TREASURY
                          GE SHORT-TERM                    BOND INDEX
                            GOVERNMENT     WITH LOAD        1-3 YEAR
                          -------------    ---------    ----------------
03/99                        10000.00        9750.00        10000.00
09/99                        10132.00        9878.71        10178.70
09/00                        10706.00       10438.30        10773.80
09/01                        11787.70       11493.00        11923.30
09/02                        12464.30       12152.70        12621.50
09/03                        12720.60       12402.50        12974.80
09/04                        12835.80       12514.90        13126.40
09/05                        12974.30       12650.00        13269.80
09/06                        13429.40       13093.70        13776.90
09/07                        14094.20       13741.90        14565.40
09/08                        14627.30       14261.70        15424.10
03/09                        15069.90       14693.20        15944.20




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                      ENDING
                                                                    VALUE OF A
                         SIX     ONE   FIVE    TEN                    $10,000
                       MONTHS   YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                       ------   ----   ----   ----   ------------   ----------
GE Short-Term
  Government Fund       3.02%   3.30%  3.17%  4.19%    03/02/94       15,070
With Load               0.45%   0.71%  2.65%  3.92%                   14,693
Barclays Capital 1-3
  Year Government
  Bond Index            3.37%   3.92%  3.95%  4.77%                   15,944



--------------------------------------------------------------------------------

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                          GE Short-Term Government    Barclays Capital U.S. Treasury Bond Index 1-3 Year
03/99                                     10000.00                                              10000.00
09/99                                     10101.70                                              10178.70
09/00                                     10602.20                                              10773.80
09/01                                     11614.60                                              11923.30
09/02                                     12198.50                                              12621.50
09/03                                     12374.80                                              12974.90
09/04                                     12411.70                                              13126.40
09/05                                     12507.50                                              13269.80
09/06                                     12946.30                                              13776.90
09/07                                     13587.20                                              14565.40
09/08                                     14101.10                                              15424.10
03/09                                     14527.80                                              15944.20




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                         ENDING
                                                                       VALUE OF A
                         SIX     ONE    FIVE    TEN                     $10,000
                       MONTHS    YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT(A)
                       ------   -----   ----   ----   ------------   -------------
GE Short-Term
  Government Fund        2.63%   2.68%  2.56%  3.81%    03/02/94         14,528
With Load               (0.37)% (0.32)% 2.56%  3.81%
Barclays Capital 1-3
  Year Government
  Bond Index             3.37%   3.92%  3.95%  4.77%                     15,944



--------------------------------------------------------------------------------

GE Short-Term Government Fund

                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                       GE Short-Term Government    Barclays Capital U.S. Treasury Bond Index 1-3 Year
09/99                                  10000.00                                              10000.00
09/00                                  10479.80                                              10584.60
09/01                                  11463.30                                              11713.90
09/02                                  12021.30                                              12399.90
09/03                                  12175.90                                              12747.00
09/04                                  12192.80                                              12895.90
09/05                                  12231.50                                              13036.80
09/06                                  12577.50                                              13535.00
09/07                                  13090.40                                              14309.70
09/08                                  13495.00                                              15153.20
03/09                                  13838.30                                              15664.20




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                              ENDING
                                                                            VALUE OF A
                          SIX     ONE   FIVE     SINCE                       $10,000
                        MONTHS   YEAR   YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                        ------   ----   ----   ---------   ------------   -------------
GE Short-Term
  Government Fund        2.54%   2.51%  2.40%     3.48%      09/30/99         13,838
With Load                1.54%   1.51%  2.40%     3.48%
Barclays Capital 1-3
  Year Government Bond
  Index                  3.37%   3.92%  3.95%     4.83%                      15,664




--------------------------------------------------------------------------------

                                 CLASS R SHARES

                               (PERFORMANCE GRAPH)

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                      ENDING
                                                                    VALUE OF A
                         SIX     ONE     SINCE                       $10,000
                       MONTHS   YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                       ------   ----   ---------   ------------   -------------
GE Short-Term
  Government Fund       2.90%   3.17%     3.42%      01/29/08         10,389
Barclays Capital 1-3
  Year Government
  Bond Index            3.37%   3.92%     4.45%                       10,521




--------------------------------------------------------------------------------

                                 CLASS Y SHARES

                               (PERFORMANCE GRAPH)

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                          ENDING
                                                                        VALUE OF A
                            SIX     ONE   FIVE    TEN                    $10,000
                          MONTHS   YEAR   YEAR   YEARS  COMMENCEMENT  INVESTMENT(A)
                          ------   ----   ----   -----  ------------  -------------
GE Short-Term Government
  Fund                     3.07%   3.56%  3.44%   4.41%   03/02/94        15,397
Barclays Capital 1-3
  Year Government Bond
  Index                    3.37%   3.92%  3.95%   4.77%                   15,944



AN INVESTMENT IN THE GE SHORT-TERM GOVERNMENT FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE SHORT-TERM GOVERNMENT FUND                         March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

GE SHORT-TERM GOVERNMENT FUND

Portfolio Composition as a % of Market Value of $109,415
(in thousands) as of March 31, 2009

(CHART)

Federal Agencies                                 45.6
Agency Collateralized Mortgage Obligations       22.2
U.S. Treasuries                                  15.4
Agency Mortgage Backed                            7.1
Asset Backed                                      4.5
Short-Term                                        3.3
Non-Agency Collateralized Mortgage
  Obligations                                     1.8
Other Investments                                 0.1





                                    PRINCIPAL
                                       AMOUNT          VALUE
BONDS AND NOTES -- 94.4%+
-----------------------------------------------------------------------

U.S. TREASURIES -- 49.1%
U.S. Treasury Notes
  1.25%   11/30/10.............   $22,499,900   $ 22,681,924
  1.75%   11/15/11 - 01/31/14      17,633,200     17,910,773
  4.75%   02/15/10.............     5,710,000      5,915,429
  4.88%   08/15/09 - 04/30/11       7,927,000      8,528,528
                                                  55,036,654

FEDERAL AGENCIES -- 31.9%
Federal Home Loan Mortgage Corp.
  5.13%   04/18/11.............     9,400,000     10,076,471     (h)
Federal National Mortgage Assoc
  2.88%   10/12/10.............    25,000,000     25,692,450     (h)
                                                  35,768,921

AGENCY MORTGAGE BACKED -- 8.0%
Federal Home Loan Mortgage Corp.
  7.00%   02/01/12 - 04/01/36         225,427        241,009     (h)
  7.50%   01/01/16 - 08/01/30         230,694        249,091     (h)
  8.50%   10/01/10 - 11/01/20          96,276        102,791     (h)
Federal National Mortgage Assoc
  3.19%   05/01/33.............       238,045        233,563    (h,i)
  4.28%   06/01/33.............        64,708         65,544    (h,i)
  4.33%   06/01/33.............        25,786         25,833    (h,i)
  4.66%   07/01/33.............       194,020        197,484    (h,i)
  4.67%   12/01/32.............        63,833         65,029    (h,i)
  4.90%   06/01/33.............        46,749         47,572    (h,i)
  5.02%   07/01/33.............        22,782         23,293    (h,i)
  5.29%   06/01/33.............       185,399        187,472    (h,i)
  7.00%   03/01/17 - 04/01/38       4,126,102      4,400,624     (h)
  7.50%   06/01/11 - 05/01/34       1,092,679      1,180,477     (h)
  8.00%   03/01/22 - 11/01/33         170,260        183,268     (h)
  8.50%   02/01/18 - 07/01/31         418,134        455,240     (h)
  9.00%   03/01/11 - 03/01/31         511,340        564,269     (h)
  9.50%   09/01/21.............        59,972         66,927     (h)
  9.75%   02/01/21.............        88,664         97,216     (h)
Government National Mortgage
  Assoc
  7.00%   12/15/18 - 05/15/32         260,885        278,961     (h)
  7.50%   12/15/12 - 01/15/25         248,936        265,332     (h)
  8.00%   07/15/17.............        90,342         97,140     (h)
  9.00%   08/15/09 - 12/15/09             710            714     (h)
  9.50%   12/15/09.............           694            698     (h)
                                                   9,029,547

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%
Federal Home Loan Mortgage Corp.
  5.00%   11/15/22.............       144,936        144,942     (h)
  6.50%   02/15/14.............       405,889         32,029   (g,h,q)
  8.00%   01/15/34.............       185,140        185,728     (h)
Federal National Mortgage Assoc
  0.10%   05/25/18.............    14,275,476         41,080  (g,h,i,q)
  1.41%   07/25/44.............     3,228,841        100,287   (g,h,q)
  5.50%   06/25/25 - 02/25/31         281,476        283,312     (h)
  5.68%   07/25/38.............     1,888,829        170,641   (g,i,q)
  6.16%   08/25/35.............     2,711,790        251,925   (g,i,q)
Government National Mortgage
  Assoc
  6.21%   10/20/36.............     4,864,141        352,027   (g,i,q)
                                                   1,561,971

ASSET BACKED -- 3.7%
GSAMP Trust
  0.51%   05/25/36.............       353,538        159,092    (b,d)
  0.62%   12/25/35.............       137,684        129,734     (d)
Residential Asset Securities
  Corp. (Class A)
  1.16%   11/25/33.............        87,859         47,347     (i)
Washington Mutual Master Note
  Trust
  7.91%   09/15/13.............     3,922,000      3,792,103    (b,d)
                                                   4,128,276

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
JP Morgan Alternative Loan
  Trust
  0.53%   08/25/36.............        32,947         32,516     (d)
Residential Accredit Loans Inc.
  0.77%   03/25/34.............        63,297         40,432     (d)


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE SHORT-TERM GOVERNMENT FUND                         March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                    PRINCIPAL
                                       AMOUNT          VALUE
Wells Fargo Mortgage Backed
  Securities Trust (Class B)
  4.57%   04/25/35.............   $   882,206   $    321,874     (i)
                                                     394,822
TOTAL BONDS AND NOTES
  (COST $105,196,037)..........                  105,920,191

-----------------------------------------------------------------------
OTHER INVESTMENTS -- 0.1%
-----------------------------------------------------------------------
GEI Investment Fund
  (COST $134,250)..............                       69,810     (j)

TOTAL INVESTMENT IN SECURITIES
  (COST $105,330,287)..........                  105,990,001

-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.1%
-----------------------------------------------------------------------
GE Money Market Fund
  Institutional Class 0.52%
  (COST $3,424,755)............                    3,424,755    (d,j)

TOTAL INVESTMENTS
  (COST $108,755,042)..........                  109,414,756

OTHER ASSETS AND LIABILITIES,
  NET -- 2.4%..................                    2,725,685
                                                ------------

NET ASSETS -- 100.0%...........                 $112,140,441
                                                ============








OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Short-Term Government Fund had the following long futures contracts open at March 31, 2009 (unaudited):

                                     NUMBER     CURRENT     UNREALIZED
                      EXPIRATION       OF      NOTIONAL    APPRECIATION/
DESCRIPTION               DATE     CONTRACTS     VALUE    (DEPRECIATION)
------------------------------------------------------------------------
5 Yr. U.S.Treasury
  Notes Futures        June 2009       72     $8,551,125      $50,803




See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE U.S. Equity Fund

Q&A

(PHOTO OF MICHAEL J. CAUFIELD)
Michael J. Caufield
Senior Vice President

The GE Tax-Exempt Fund is managed by Michael J. Caufield. See portfolio managers' biographical information beginning on page 162.

Q. HOW DID THE GE TAX-EXEMPT INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009?

A. For the six-month period ended March 31, 2009, the GE Tax-Exempt Fund returned 5.28% for Class A shares, 4.89% for Class B shares, 4.88% for Class C shares and 5.41% for Class Y shares. The Barclays Capital 10 year Municipal Bond Index, the Fund's benchmark, returned 6.23%, and the Lipper peer group consisting of 163 Intermediate Municipal Bond Funds returned an average of 3.44% for the same period.

Q.   WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. Municipal bond market returns over the last six months are a tale of two separate quarters. The fourth quarter of 2008 was one of unprecedented volatility where prices fluctuated widely, as bouts of illiquidity plagued the market. As banking industry turmoil spread through all credit markets, the municipal bond market was dramatically impacted. The collapse of Bear Stearns, the bankruptcy of Lehman Brothers, the sale of Merrill Lynch and the departure of UBS from the municipal bond market contributed to market instability, which crippled market flows and drove yields to historic spreads during the fourth quarter. Municipal bonds dramatically underperformed treasuries throughout the yield curve as relationships were de-linked by a flight to quality in treasuries and a combination of excessive supply and disruptions in liquidity. The first quarter of 2009 on the other hand revealed a dramatic turnaround in investor sentiment, characterized by renewed confidence and price stability, driven by broad based demand and historic relatively attractive values. The Fund with a strong income component and modest interest rate exposure was among the most stable Fund within its peer group during the most turbulent period, providing consistent returns throughout. Fund performance, lagged as the market corrected abruptly to the upside but significantly surpassed the peer group average return for the entire six-month period.

Q. WHAT HAPPENED IN THE U.S. ECONOMY DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2009 AND HOW WAS THE PORTFOLIO POSITIONED WITH RESPECT TO SUCH ECONOMIC CONDITIONS?

A. The overriding factor impacting the U.S. economy over the last six months has been the efforts of the Federal Government to stabilize the nation's financial system amid a global financial meltdown. While the Federal Reserve and Treasury aggressively moved to stabilize financial markets, political indecision contributed to pronounced chaos in the lending markets. Despite a concerted effort to lower short-term interest rates, the municipal bond market along with most fixed income markets struggled with liquidity issues brought on by concerns over institutional counter-party risk. The consolidation of several municipal bond dealers, driven by the need to secure additional operating capital, further limited available liquidity and set the stage for yields to trend higher.

     Structure clearly was a winning formula for portfolio returns over the last six months. By maintaining a highly rated and liquid portfolio the Fund had no significant liquidity needs, allowing the Fund to avoid the forced selling wave which overtook the market late in 2008. In addition, the Fund continued to benefit from its laddered approach to curve positioning, and reliance upon pre-refunded debt, which comprised approximately 30% of Fund holdings. With over 70% of the Fund invested in securities with maturities that are 8 years or

GE U.S. Equity Fund


     shorter and the Fund's duration maintained within a narrow band ranging from 5.61 yrs in September 2008 to 5.4 yrs in December 2008, the Fund avoided significant price displacement, which severely impacted market participants with greater interest rate exposure.

     While 2009 brought much needed stability to the market; we have seen three different yield curve scenarios, which have altered the yield curve's configuration, introducing a considerable degree of volatility. While maturities longer than ten years have benefited early in the year, the Fund's limited exposure avoided the price instability associated with those segments. The Fund, throughout the most challenging, uncertain investing climate in a generation, remained dedicated to a long-term philosophy, stressing credit quality and liquidity, which clearly separated the Fund from the majority of its peers.

GE Tax-Exempt Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 01, 2008 - MARCH 31, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,052.82                4.40
     Class B                     1,000.00              1,048.94                8.28
     Class C                     1,000.00              1,048.84                8.17
     Class Y                     1,000.00              1,054.14                3.07
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.43                4.33
     Class B                     1,000.00              1,016.71                8.15
     Class C                     1,000.00              1,016.81                8.05
     Class Y                     1,000.00              1,021.70                3.02
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.86% for Class A shares, 1.62% for Class B shares, 1.60% for Class C shares and 0.60% for Class Y shares (for the period October 01, 2008 -- March 31,
      2009), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended March 31, 2009 were as follows: 5.28% for Class A shares, 4.89% for Class B shares, 4.88% for Class C shares, and 5.41% for Class Y shares.

GE U.S. Equity Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek as high a level of income exempt from Federal income taxation as is consistent with preservation of capital by investing primarily in investment-grade municipal obligations.

--------------------------------------------------------------------------------
QUALITY RATINGS AS OF MARCH 31, 2009
as a % of Market Value

-------------------------------------------------------------
                                                        PER-
                                                        CENT-
                                                       AGE OF
MOODY'S/S&P/                                           MARKET
FITCH RATING*                                           VALUE
-------------                                          ------
Aaa/AAA                                                 40.98%
-------------------------------------------------------------
Aa/AA                                                   33.27%
-------------------------------------------------------------
A/A                                                     18.61%
-------------------------------------------------------------
Baa/BBB                                                  2.72%
-------------------------------------------------------------
Ba/BB and lower                                          2.10%
-------------------------------------------------------------
NR/Other                                                 2.32%
-------------------------------------------------------------

                                                        100.-
                                                           00%
-------------------------------------------------------------


* Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.


--------------------------------------------------------------------------------
LIPPER PERFORMANCE COMPARISON
Intermediate Municipal Debt Peer Group

Based on average annual total returns for the periods ended 3/31/09

                                                                 SIX      ONE    FIVE     TEN
                                                               MONTHS    YEAR    YEAR    YEAR
                                                               ------    ----    ----    ----
Number of Funds in peer group:                                   163      161     130      76

---------------------------------------------------------------------------------------------

Peer group average annual total return:                         3.44%    1.33%   2.31%   3.63%
---------------------------------------------------------------------------------------------


Lipper categories in peer group: Intermediate Municipal Debt


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES ++

(PERFORMANCE GRAPH)

                                                        BARCLAYS CAPITAL
                                                         U.S. MUNICIPAL
                                                           BOND INDEX
                          GE TAX-EXEMPT    WITH LOAD         10 YEAR
                          -------------    ---------    ----------------
03/99                        10000.00        9575.00        10000.00
09/99                         9752.17        9337.71         9833.69
09/00                        10251.10        9815.47        10461.70
09/01                        11304.20       10823.70        11508.10
09/02                        12240.80       11720.60        12598.10
09/03                        12673.70       12135.10        13072.40
09/04                        12974.60       12423.20        13687.40
09/05                        13169.80       12610.10        14070.70
09/06                        13540.60       12965.10        14711.20
09/07                        13826.30       13238.70        15218.50
09/08                        13710.80       13128.10        15301.80
03/09                        14435.00       13821.50        16254.60




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                          ENDING
                                                        VALUE OF A
            SIX     ONE    FIVE    TEN                    $10,000
          MONTHS    YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
          ------   -----   ----   ----   ------------   ----------
GE Tax-
  Exempt
  Fund     5.28%    2.80%  2.22%  3.74%    09/08/93       14,435
With
  Load     0.81%   (1.57)% 1.34%  3.29%                   13,822
Barclays
  Capi-
  tal
  10-
  Year
  Munic-
  ipal
  Bond
  Index    6.23%    4.65%  3.84%  4.98%                   16,255




--------------------------------------------------------------------------------

GE U.S. Equity Fund

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                                          BARCLAYS CAPITAL
                                           U.S. MUNICIPAL
                                             BOND INDEX
                         GE TAX-EXEMPT         10 YEAR
                         -------------    ----------------
03/99                       10000.00          10000.00
09/99                        9726.62           9833.69
09/00                       10157.50          10461.70
09/01                       11116.20          11508.10
09/02                       11947.70          12598.10
09/03                       12268.70          13072.40
09/04                       12476.10          13687.40
09/05                       12569.20          14070.70
09/06                       12827.20          14711.20
09/07                       13038.00          15218.50
09/08                       12929.00          15301.80
03/09                       13612.00          16254.60




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                       ENDING
                                                                     VALUE OF A
                       SIX     ONE    FIVE    TEN                     $10,000
                     MONTHS    YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT(A)
                     ------   -----   ----   ----   ------------   -------------
GE Tax-Exempt Fund    4.89%    2.03%  1.44%  3.13%    09/08/93         13,612
With Load             1.89%   (0.97)% 1.44%  3.13%
Barclays Capital
  10-Year Municipal
  Bond Index          6.23%    4.65%  3.84%  4.98%                     16,255



--------------------------------------------------------------------------------

                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                                          BARCLAYS CAPITAL
                                           U.S. MUNICIPAL
                                             BOND INDEX
                         GE TAX-EXEMPT         10 YEAR
                         -------------    ----------------
09/99                       10000.00          10000.00
09/00                       10442.60          10638.60
09/01                       11428.70          11702.70
09/02                       12271.10          12811.20
09/03                       12611.50          13293.50
09/04                       12825.20          13918.90
09/05                       12910.40          14308.60
09/06                       13176.20          14960.00
09/07                       13366.30          15475.90
09/08                       13142.00          15560.50
03/09                       13783.90          16529.50




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                                ENDING
                                                                              VALUE OF A
                            SIX     ONE   FIVE     SINCE                       $10,000
                          MONTHS   YEAR   YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                          ------   ----   ----   ---------   ------------   -------------
GE Tax-Exempt Fund         4.88%   2.02%  1.46%     3.44%      09/30/99         13,784
With Load                  3.88%   1.02%  1.46%     3.44%
Barclays Capital 10-Year
  Municipal Bond Index     6.23%   4.65%  3.84%     5.43%                       16,530




--------------------------------------------------------------------------------

                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

                                     BARCLAYS CAPITAL
                                      U.S. MUNICIPAL
                                        BOND INDEX
                    GE TAX-EXEMPT         10 YEAR
                    -------------    ----------------
03/99                  10000.00          10000.00
09/99                   9776.84           9833.69
09/00                  10311.30          10461.70
09/01                  11394.30          11508.10
09/02                  12370.30          12598.10
09/03                  13344.50          13072.40
09/04                  13719.10          13687.40
09/05                  13930.90          14070.70
09/06                  14361.60          14711.20
09/07                  14710.10          15218.50
09/08                  14615.10          15301.80
03/09                  15406.30          16254.60




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                            ENDING
                                                                          VALUE OF A
                            SIX     ONE   FIVE    TEN                      $10,000
                          MONTHS   YEAR   YEAR   YEARS   COMMENCEMENT   INVESTMENT(A)
                          ------   ----   ----   -----   ------------   -------------
GE Tax-Exempt Fund         5.41%   3.05%  2.48%   4.42%    09/26/97         15,406
Barclays Capital U.S.
  10-Year Municipal Bond
  Index                    6.23%   4.65%  3.84%   4.98%                     16,255



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE TAX-EXEMPT FUND                                    March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

GE TAX-EXEMPT FUND

Portfolio Composition as a % of Market Value of $34,464
(in thousands) as of March 31, 2009

(CHART)

Transportation                                   23.6
General Obligation                               20.1
Water & Sewer                                    13.7
Education                                        10.9
Electricity                                       8.1
Hospital                                          6.2
Housing                                           5.6
Lease/Other                                       5.1
Utilities                                         3.1
Short-Term                                        2.5
Industrial Development                            1.0
Other Investments                                 0.1





                                     PRINCIPAL
                                        AMOUNT        VALUE
MUNICIPAL BONDS AND NOTES -- 97.5%+
------------------------------------------------------------------

ARKANSAS -- 1.1%
Arkansas Housing Development
  Agency
  8.38%   07/01/11................  $  315,000  $   366,732   (k)

CALIFORNIA -- 1.9%
City of San Diego CA
  8.88%   02/01/11................      80,000       88,082   (k)
Sacramento Municipal Utility
  District
  6.80%   10/01/19................      48,000       58,227   (k)
  9.00%   04/01/13................     435,000      494,621   (k)
                                                    640,930

COLORADO -- 0.7%
City of Colorado Springs Co.
  8.50%   11/15/11................      55,000       60,486   (k)
Denver City & County Co.
  7.00%   08/01/10................     155,000      164,120   (k)
                                                    224,606

CONNECTICUT -- 7.3%
City of New Haven (AMBAC Insured)
  5.38%   12/01/12................   1,000,000    1,088,970   (m)
Connecticut State Health &
  Educational Facility Authority
  7.00%   07/01/12................     265,000      288,675   (k)
Town of Fairfield CT
  5.00%   01/01/21................   1,000,000    1,143,380
                                                  2,521,025

FLORIDA -- 6.2%
City of Gainesville
  8.13%   10/01/14................     130,000      151,295   (k)
City of Tampa FL
  5.00%   10/01/26................     615,000      619,895
Jacksonville Health Facilities
  Authority
  11.50%  10/01/12................     200,000      268,492   (k)
North Broward Hospital District
  5.25%   01/15/12................     740,000      800,502   (l)
State of Florida
  10.00%  07/01/14................     235,000      292,702   (k)
                                                  2,132,886

GEORGIA -- 7.0%
Columbus Medical Center Hospital
  Authority
  7.75%   07/01/10................      95,000       99,146   (k)
Metropolitan Atlanta Rapid Transit
  Authority
  7.00%   07/01/11................     415,000      446,511   (k)
Municipal Electric Authority of
  Georgia
  5.25%   01/01/19................   1,000,000    1,065,880
Private Colleges & Universities
  Authority
  6.00%   06/01/11................     315,000      312,505
State of Georgia
  4.50%   01/01/29................     500,000      494,165
                                                  2,418,207

HAWAII -- 1.7%
State of Hawaii (FSA Insured)
  5.75%   02/01/14................     500,000      577,885   (m)

IDAHO -- 3.2%
Idaho Housing & Finance Assoc.
  5.00%   07/15/17................   1,000,000    1,094,200

ILLINOIS -- 1.5%
Chicago Metropolitan Water
  Reclamation District-Greater
  Chicago
  5.00%   12/01/10................     500,000      531,235

INDIANA -- 2.7%
Indiana Toll Road Commission
  9.00%   01/01/15................     580,000      722,152   (k)
Purdue University
  5.25%   07/01/11................     200,000      217,322
                                                    939,474

IOWA -- 1.4%
Muscatine IA
  9.70%   01/01/13................     400,000      474,348   (k)


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TAX EXEMPT FUND                                    March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS


                                     PRINCIPAL
                                        AMOUNT        VALUE

KENTUCKY -- 1.5%
Kentucky State Property &
  Buildings Commission
  5.25%   02/01/27................  $  500,000  $   514,270

MAINE -- 1.6%
University of Maine (FSA Insured)
  5.38%   03/01/12................     500,000      555,585   (m)

MARYLAND -- 1.6%
County of Prince Georges MD (FSA
  Insured)
  5.50%   05/15/12................     500,000      559,855   (m)

MASSACHUSETTS -- 2.3%
Commonwealth of Massachusetts (FSA
  Insured)
  5.25%   12/15/12................     500,000      561,655   (m)
Massachusetts Port Authority
  13.00%  07/01/13................     175,000      221,855   (k)
                                                    783,510

MICHIGAN -- 1.5%
Detroit MI (FSA Insured)
  5.25%   07/01/22................     500,000      501,855   (m)

MINNESOTA -- 0.3%
Western Minnesota Municipal Power
  Agency
  6.63%   01/01/16................     100,000      115,544   (k)

MISSISSIPPI -- 1.7%
State of Mississippi
  5.50%   09/01/14................     500,000      574,920

MISSOURI -- 1.4%
Missouri Joint Municipal Electric
  Utility Commission
  5.75%   01/01/29................     500,000      495,295

NEW JERSEY -- 9.5%
Atlantic County Improvement
  Authority (AMBAC Insured)
  7.40%   03/01/12................     180,000      199,391  (k,m)
Atlantic County Improvement
  Authority (MBIA Insured)
  7.40%   07/01/16................     175,000      212,149  (k,m)
New Jersey Economic Development
  Authority
  4.50%   09/01/26................     500,000      461,940
New Jersey St. Transit Corp.
  (AMBAC Insured)
  5.50%   09/15/11................     500,000      541,760   (m)
New Jersey State Turnpike
  Authority (AMBAC Insured)
  6.50%   01/01/16................      40,000       46,849   (m)
  6.50%   01/01/16................     210,000      246,601  (k,m)
New Jersey Transportation Trust
  Fund Authority (FSA Insured)
  5.75%   12/15/12................     500,000      556,320   (m)
State of New Jersey
  5.00%   06/15/23................   1,000,000    1,021,380
                                                  3,286,390

NEW MEXICO -- 0.7%
New Mexico Finance Authority
  5.00%   12/15/26................     250,000      257,223

NEW YORK -- 6.5%
New York State Dormitory Authority
  6.50%   12/01/21................     500,000      433,035
  7.38%   07/01/16................     535,000      639,025   (k)
  7.50%   05/15/11................      50,000       55,718
  7.50%   05/15/11................      55,000       57,040   (l)
New York State Urban Development
  Corp.
  5.50%   01/01/19................   1,000,000    1,069,150
                                                  2,253,968

NORTH CAROLINA -- 5.1%
City of Charlotte NC
  5.00%   07/01/15................   1,000,000    1,093,990
City of Greensboro
  5.25%   06/01/23................     500,000      564,155
North Carolina Municipal Power
  Agency No 1 Catawba
  10.50%  01/01/10................      90,000       96,642   (k)
                                                  1,754,787

OHIO -- 0.2%
Ohio State Water Development
  Authority (AMBAC Insured)
  7.00%   12/01/09................      80,000       80,721  (k,m)


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE TAX EXEMPT FUND                                    March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS


                                     PRINCIPAL
                                        AMOUNT        VALUE

PENNSYLVANIA -- 8.3%
Allegheny County Hospital
  Development Authority
  5.00%   11/15/28................  $  500,000  $   289,080
  7.38%   07/01/12................     260,000      285,917   (k)
City of Philadelphia
  6.25%   08/01/12................     250,000      283,603
City of Philadelphia (MBIA
  Insured)
  7.00%   05/15/20................     340,000      412,199  (k,m)
Delaware River Port Authority Pa &
  N J
  6.50%   01/15/11................      90,000       94,137   (k)
Pennsylvania Higher Educational
  Facilties Authority
  5.50%   08/15/18................     500,000      530,775
Philadelphia Authority for
  Industrial Development
  5.25%   09/01/36................     500,000      337,180
Pittsburgh Urban Redevelopment
  Authority (FGIC Insured)
  7.25%   09/01/14................     560,000      634,329  (k,m)
                                                  2,867,220

PUERTO RICO -- 0.2%
Puerto Rico Aqueduct & Sewer
  Authority
  10.25%  07/01/09................      55,000       56,319   (k)

RHODE ISLAND -- 1.5%
Rhode Island Health & Educational
  Building Corp.
  6.25%   09/15/34................     500,000      505,665

SOUTH CAROLINA -- 3.1%
Charleston Educational Excellence
  Finance Corp.
  5.25%   12/01/27................     500,000      499,965
Grand Strand Water & Sewer
  Authority (FSA Insured)
  5.38%   06/01/13................     500,000      557,780   (m)
                                                  1,057,745

TEXAS -- 5.4%
North Texas Tollway Authority
  5.63%   01/01/33................     500,000      478,200
Texas Municipal Gas Acquisition &
  Supply Corp. II
  1.04%   09/15/17................   1,680,000    1,374,156   (i)
                                                  1,852,356

VIRGINIA -- 3.7%
Virginia Housing Development
  Authority
  4.45%   07/01/11................     295,000      296,239
Virginia Public School Authority
  4.50%   08/01/28................   1,000,000      974,730
                                                  1,270,969

WISCONSIN -- 6.7%
State of Wisconsin (FGIC Insured)
  5.25%   07/01/16................   1,500,000    1,734,240  (l,m)
State of Wisconsin
  6.60%   07/01/11................     525,000      591,208   (k)
                                                  2,325,448
TOTAL BONDS AND NOTES
  (COST $33,168,122)..............               33,591,173

------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
------------------------------------------------------------------
GEI Investment Fund
  (COST $5,201)...................                    2,704   (j)
TOTAL INVESTMENT IN SECURITIES
  (COST $33,173,323)..............               33,593,877

------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
------------------------------------------------------------------
GE Money Market Fund
  Institutional Class 0.52%
  (COST $870,372).................                  870,372  (d,o)
TOTAL INVESTMENTS
  (COST $34,043,695)..............               34,464,249

LIABILITIES IN EXCESS OF OTHER
  ASSETS, NET -- (0.0)%*..........                  (10,936)
                                                -----------

NET ASSETS -- 100.0%..............              $34,453,313
                                                ===========





See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE Fixed Income Fund

Q&A

(PHOTO OF PAUL M. COLONNA)

Paul M. Colonna
President and Chief Investment
Officer -- Fixed Income

The GE Fixed Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is led by Mr. Colonna who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers' biographical information beginning on page 162.

Q. HOW DID THE GE FIXED INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009?

A. For the six-month period ended March 31, 2009, the GE Fixed Income Fund returned 0.14% for Class A shares, -0.23% for Class B shares, -0.23% for Class C shares, 0.01% for Class R shares and 0.26% for Class Y shares. The Barclays Capital U.S. Aggregate Bond Index, the Fund's benchmark, returned 4.70% and the Fund's Lipper peer group of 603 Intermediate Investment Grade Debt Funds returned an average of -0.23% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH PERIOD ENDING MARCH 31, 2009?

A. Amidst a deepening global recession, interest rates fell significantly in the last three months of 2008. The U.S. Treasury 10-year note yield fell from a high of 4.07% on October 14th to 2.06% on December 30th. Rates then went back up through early February on expectations of massive treasury supply in 2009 to fund a myriad of government programs aimed at stabilizing the financial system and jumpstarting the economy. In mid-March, treasury yields dropped sharply after the Federal Reserve announced its intention to begin buying back $300 million of U.S. Treasury securities between 2 and 10-year maturities. Credit spreads in both high grade and high yield securities ended the six-month period wider, particularly in the financial sector as default expectations increased. Within the securitized sector, commercial mortgage-backed securities (MBS) spreads widened dramatically as real estate fundamentals softened and as uncertainty remained regarding the fate of these security types with respect to their eligibility under the various government support programs.

Q.   WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. The main drivers of Fund performance relative to the benchmark were the Fund's exposure to high yield and emerging market debt. Although the exposure was small, the underperformance of these non-index sectors was a drag on Fund performance. Holdings in short maturity asset-backed securities (ABS) floating rate notes backed by sub-prime and alt-A mortgage collateral also hurt relative return as those securities continued to suffer in their marked to market pricing. On a positive note, the Fund's duration, which was held longer than the benchmark for most of the period, enhanced performance as rates fell.

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution fees, professional fees, and administrative fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.




OCTOBER 01, 2008 - MARCH 31, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,001.38                4.34
     Class B                     1,000.00                997.65                8.07
     Class C                     1,000.00                997.68                8.07
     Class R                     1,000.00              1,000.13                5.63
     Class Y                     1,000.00              1,002.62                3.10
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.38                4.38
     Class B                     1,000.00              1,016.71                8.15
     Class C                     1,000.00              1,016.71                8.15
     Class R                     1,000.00              1,019.11                5.69
     Class Y                     1,000.00              1,021.61                3.12
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.87% for Class A shares, 1.62% for Class B shares, 1.62% for Class C shares, 1.13% for Class R shares and 0.62% for Class Y shares (for the period October 01, 2008 -- March 31, 2009), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended March 31, 2009 were as follows: 0.14% for Class A shares, (-0.23)% for Class B shares, (-0.23)% for Class C shares, 0.01% for Class R shares and 0.26% for Class Y shares.

GE Fixed Income Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances. The Fund invests primarily in a variety of investment grade debt securities such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.

--------------------------------------------------------------------------------
QUALITY RATINGS AS OF MARCH 31, 2009
as a % of Market Value

-----------------------------------------------------------------------------

MOODY'S/S&P/FITCH RATING*                          PERCENTAGE OF MARKET VALUE
-----------------------------------------------------------------------------
Aaa/AAA                                                       81.47%
-----------------------------------------------------------------------------
Aa/AA                                                          3.44%
-----------------------------------------------------------------------------
A/A                                                            9.67%
-----------------------------------------------------------------------------
Baa/BBB                                                        2.81%
-----------------------------------------------------------------------------
Ba/BB and lower                                                2.53%
-----------------------------------------------------------------------------
NR/Other                                                       0.08%
-----------------------------------------------------------------------------
                                                             100.00%
-----------------------------------------------------------------------------


* Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.

--------------------------------------------------------------------------------
LIPPER PERFORMANCE COMPARISON
Intermediate Investment Grade Debt Peer Group

Based on average annual total returns for the periods ended 3/31/09

                                                                 SIX      ONE     FIVE     TEN
                                                               MONTHS     YEAR    YEAR    YEAR
                                                               ------    -----    ----    ----
Number of Funds in peer group:                                    603      580     401     208

----------------------------------------------------------------------------------------------

Peer group average annual total return:                         (0.23)%  (4.81)%  1.28%   3.78%
----------------------------------------------------------------------------------------------


Lipper categories in peer group: Intermediate Investment Grade Debt


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                                                   BARCLAYS CAPITAL
                          GE FIXED                  U.S. AGGREGATE
                           INCOME     WITH LOAD       BOND INDEX
                          --------    ---------    ----------------
03/99                     10000.00      9575.00        10000.00
09/99                      9918.17      9496.65         9979.39
09/00                     10506.90     10060.40        10677.00
09/01                     11779.90     11279.20        12060.00
09/02                     12677.80     12139.00        13096.70
09/03                     13258.10     12694.60        13805.20
09/04                     13654.20     13073.90        14313.00
09/05                     13941.00     13348.50        14713.00
09/06                     14377.60     13766.60        15253.10
09/07                     15062.80     14422.70        16036.40
09/08                     15172.70     14527.90        16622.10
03/09                     15193.70     14548.00        17403.40




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                       ENDING
                                                                     VALUE OF A
                         SIX     ONE    FIVE    TEN                    $10,000
                       MONTHS    YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                       ------   -----   ----   ----   ------------   ----------
GE Fixed Income Fund     0.14%  (3.08)% 2.20%  4.27%    01/05/93       15,194
With Load               (4.12)% (7.20)% 1.31%  3.82%                   14,548
Barclays Capital U.S.
  Aggregate Bond
  Index                  4.70%   3.13%  4.13%  5.70%                   17,403



--------------------------------------------------------------------------------


                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                               GE Fixed Income    Barclays Capital U.S. Aggregate Bond Index
03/99                                 10000.00                                      10000.00
09/99                                  9881.67                                       9979.39
09/00                                 10390.30                                      10677.00
09/01                                 11560.60                                      12060.00
09/02                                 12339.20                                      13096.70
09/03                                 12807.50                                      13805.20
09/04                                 13091.60                                      14313.00
09/05                                 13316.70                                      14713.00
09/06                                 13733.80                                      15253.10
09/07                                 14388.40                                      16036.40
09/08                                 14493.30                                      16622.10
03/09                                 14513.30                                      17403.40




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                                  ENDING
                                                                                VALUE OF A
                                  SIX     ONE    FIVE    TEN                     $10,000
                                MONTHS    YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT(A)
                                ------   -----   ----   ----   ------------   -------------
GE Fixed Income Fund             (0.23)% (3.80)% 1.43%  3.80%    12/22/93        14,513
With Load                        (3.24)% (6.80)% 1.43%  3.80%
Barclays Capital U.S.
  Aggregate Bond Index            4.70%   3.13%  4.13%  5.70%                    17,403




--------------------------------------------------------------------------------

GE Fixed Income Fund


                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                       GE Fixed Income    Barclays Capital U.S. Aggregate Bond Index
09/99                         10000.00                                      10000.00
09/00                         10514.90                                      10699.00
09/01                         11700.70                                      12084.90
09/02                         12498.80                                      13123.80
09/03                         12971.70                                      13833.70
09/04                         13259.50                                      14342.50
09/05                         13448.60                                      14743.40
09/06                         13767.00                                      15284.60
09/07                         14315.80                                      16069.60
09/08                         14313.00                                      16656.50
03/09                         14279.80                                      17439.40




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                               ENDING
                                                                             VALUE OF A
                          SIX     ONE    FIVE     SINCE                       $10,000
                        MONTHS    YEAR   YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                        ------   -----   ----   ---------   ------------   -------------
GE Fixed Income Fund     (0.23)% (3.79)% 1.45%     3.82%      09/30/99        14,280
With Load                (1.23)% (4.79)% 1.45%     3.82%
Barclays Capital U.S.
  Aggregate Bond Index    4.70%   3.13%  4.13%     6.02%                      17,439



--------------------------------------------------------------------------------


                                 CLASS R SHARES

(PERFORMANCE GRAPH)

                         GE Fixed Income    Barclays Capital U.S. Aggregate Bond Index
01/29/08                        10000.00                                      10000.00
03/08                            9973.24                                      10048.00
06/08                            9814.26                                       9945.49
09/08                            9648.08                                       9896.91
12/08                            9674.58                                      10350.10
03/09                            9649.29                                      10362.10




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                  ENDING
                                                                VALUE OF A
                    SIX     ONE      SINCE                       $10,000
                  MONTHS    YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                  ------   -----   ---------   ------------   -------------
GE Fixed Income
  Fund             0.01%   (3.25)%   (2.93)%     01/29/08         9,649
Barclays Capital
  U.S. Aggregate
  Bond Index       4.70%    3.13%     3.09%                      10,362



--------------------------------------------------------------------------------


                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

                    GE Fixed Income    Barclays Capital U.S. Aggregate Bond Index
03/99                      10000.00                                      10000.00
09/99                       9930.48                                       9979.39
09/00                      10537.30                                      10677.00
09/01                      11853.60                                      12060.00
09/02                      12779.20                                      13096.70
09/03                      13397.60                                      13805.20
09/04                      13832.30                                      14313.00
09/05                      14158.10                                      14713.00
09/06                      14650.40                                      15253.10
09/07                      15386.90                                      16036.40
09/08                      15524.50                                      16622.10
03/09                      15565.20                                      17403.40




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                             ENDING
                                                                           VALUE OF A
                            SIX     ONE    FIVE    TEN                      $10,000
                          MONTHS    YEAR   YEAR   YEARS   COMMENCEMENT   INVESTMENT(A)
                          ------   -----   ----   -----   ------------   -------------
GE Fixed Income Fund       0.26%   (2.84)% 2.45%   4.52%    11/29/93        15,565
Barclays Capital U.S.
  Aggregate Bond Index     4.70%    3.13%  4.13%   5.70%                    17,403



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

AN INVESTMENT IN THE GE FIXED INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

GE FIXED INCOME FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

GE FIXED INCOME FUND

Portfolio Composition as a % of Market Value of $138,782
(in thousands) as of March 31, 2009

(CHART)

Mortgage Backed                                  34.0
Corporate Notes                                  19.2
Asset Backed & Others                            19.0
U.S. Treasuries                                  18.2
Federal Agencies                                  9.4
Other Investments                                 0.2





                                      PRINCIPAL
                                         AMOUNT          VALUE
BONDS AND NOTES -- 97.7%+
-------------------------------------------------------------------------

U.S. TREASURIES -- 21.2%
U.S. Treasury Bonds
  3.50%      02/15/39.............   $1,973,500   $  1,950,075
  4.38%      02/15/38.............      476,100        540,820
  4.50%      05/15/38.............    1,356,600      1,583,831
U.S. Treasury Notes
  0.77%      02/28/11.............    6,873,700      6,886,829     (d)
  0.99%      01/31/11.............      636,800        638,195     (d)
  1.25%      11/30/10.............      182,500        183,976
  1.75%      01/31/14.............    4,324,600      4,354,007
  1.88%      02/28/14.............    2,063,700      2,086,277
  2.63%      02/29/16.............    1,485,500      1,523,450
  2.75%      02/15/19.............    2,621,600      2,635,940
  3.50%      02/15/18.............       44,000         47,217
  3.63%      10/31/09.............    2,113,000      2,151,216
  3.75%      11/15/18.............      452,500        493,261
  4.50%      11/15/10.............       27,000         28,694
  4.63%      11/15/09.............      120,000        123,033
                                                    25,226,821

FEDERAL AGENCIES -- 11.0%
Federal Home Loan Banks
  5.00%      11/17/17.............      500,000        546,308     (h)
Federal Home Loan Mortgage Corp.
  4.13%      12/21/12 - 09/27/13      1,958,000      2,103,903
  4.88%      02/09/10.............    2,280,000      2,355,976     (h)
  5.13%      11/17/17.............    2,500,000      2,789,157
Federal National Mortgage Assoc.
  2.75%      03/13/14.............    1,158,000      1,171,823
  3.63%      02/12/13.............      788,000        834,288
  3.88%      07/12/13.............    3,084,000      3,291,047
                                                    13,092,502

AGENCY MORTGAGE BACKED -- 31.9%
Federal Home Loan Mortgage Corp.
  4.50%      06/01/33 - 02/01/35        305,144        311,937     (h)
  5.00%      03/01/35 - 10/01/35        716,963        741,809     (h)
  5.50%      05/01/20 - 03/01/38      1,212,733      1,271,509     (h)
  6.00%      04/01/17 - 11/01/37      1,751,473      1,836,664     (h)
  6.50%      01/01/27 - 08/01/36        549,203        582,540     (h)
  7.00%      10/01/16 - 08/01/36        152,059        162,601     (h)
  7.50%      11/01/09 - 09/01/33         40,906         44,272     (h)
  8.00%      11/01/30.............       17,248         18,921     (h)
  8.50%      04/01/30 - 05/01/30         36,645         39,999     (h)
  9.00%      12/01/16.............        8,671          9,512     (h)
  9.50%      04/01/21.............          701            777     (h)
  5.50%      TBA..................    2,415,000      2,505,562     (c)
Federal National Mortgage Assoc.
  4.00%      05/01/19 - 06/01/19        273,191        279,320     (h)
  4.50%      05/01/18 - 02/01/35        796,998        822,990     (h)
  4.50%      02/01/20.............       42,559         43,972    (h,p)
  5.00%      07/01/20 - 08/01/35        998,897      1,034,430     (h)
  5.26%      04/01/37.............      148,295        153,309     (i)
  5.47%      04/01/37.............        9,882         10,220     (i)
  5.49%      04/01/37.............      127,044        131,698     (i)
  5.50%      03/01/14 - 04/01/38      1,995,935      2,084,929     (h)
  5.50%      06/01/20.............       41,887         43,976    (h,p)
  5.52%      04/01/37.............       55,036         56,942     (i)
  5.54%      04/01/37.............      124,609        129,047     (i)
  5.56%      04/01/37.............      148,400        154,119     (i)
  5.63%      03/01/37.............       11,677         12,082     (i)
  5.69%      04/01/37.............      116,121        120,314     (i)
  5.72%      04/01/37.............       59,039         61,285     (i)
  6.00%      09/01/14 - 03/01/38      3,138,507      3,289,736     (h)
  6.00%      10/01/34 - 12/01/34        160,208        167,974    (h,p)
  6.04%      10/01/37.............      189,726        196,772     (i)
  6.50%      08/01/17 - 08/01/36      2,317,938      2,455,923     (h)
  6.50%      10/01/34 - 12/01/34         38,520         40,764    (h,p)
  7.00%      08/01/13 - 06/01/36        661,083        709,497     (h)
  7.00%      10/01/34.............        8,330          8,899    (h,p)
  7.50%      12/01/09 - 03/01/34        197,182        212,616     (h)
  8.00%      12/01/12 - 11/01/33         83,863         90,918     (h)
  8.50%      05/01/31.............        6,366          6,963     (h)
  9.00%      06/01/09 - 12/01/22         20,147         21,876     (h)
  4.50%      TBA..................    2,140,000      2,189,437     (c)
  5.00%      TBA..................    1,685,000      1,744,259     (c)
  5.50%      TBA..................    5,843,000      6,063,936     (c)
  6.00%      TBA..................    4,364,000      4,563,053     (c)
  6.50%      TBA..................      444,000        467,587     (c)
  7.00%      TBA..................      335,000        356,356     (c)
Government National Mortgage Assoc.
  4.50%      08/15/33 - 09/15/34        561,102        575,838     (h)
  6.00%      04/15/27 - 09/15/36        278,118        292,251     (h)
  6.50%      04/15/19 - 08/15/36        458,483        484,217     (h)
  6.50%      02/15/24 - 08/15/34         70,382         74,441    (h,p)
  7.00%      03/15/12 - 10/15/36        149,550        158,427     (h)
  7.00%      01/15/28 - 06/15/34         36,817         39,400    (h,p)
  7.50%      01/15/23 - 10/15/33         76,800         82,744     (h)
  7.50%      09/15/23 - 01/15/28          6,585          7,099    (h,p)
  8.00%      12/15/29 - 02/15/30          2,076          2,259     (h)


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE FIXED INCOME FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                      PRINCIPAL
                                         AMOUNT          VALUE
  9.00%      11/15/16 - 12/15/21     $   65,340   $     70,484     (h)
  5.50%      TBA..................      955,000        993,797     (c)
                                                    38,032,259

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.2%
Collateralized Mortgage Obligation
  Trust (Class B)
  1.51%      11/01/18.............        3,833          3,676   (d,f,h)
Federal Home Loan Mortgage Corp.
  0.25%      09/25/43.............    1,405,958          8,852  (g,h,i,q)
  4.50%      11/15/13-03/15/19....      442,391         27,508   (g,h,q)
  4.52%      11/15/37.............      295,270        260,262    (d,f)
  5.00%      10/15/14-12/01/34....    1,961,232        162,873   (g,h,q)
  5.00%      05/15/38.............      113,721        115,946
  5.50%      04/15/17-06/15/33....      426,282         68,844   (g,h,q)
  6.09%      05/15/36.............      552,409         44,970   (g,i,q)
  6.19%      05/15/37.............      486,046         43,635   (g,i,q)
  6.44%      02/15/38.............      493,827         40,252   (g,i,q)
  7.50%      01/15/16.............       20,547         21,086     (h)
  7.50%      07/15/27.............        3,258            493   (g,h,q)
  8.00%      04/15/20.............        1,323          1,407     (h)
  8.00%      02/01/23 - 07/01/24          8,567          1,510   (g,h,q)
  9.27%      12/15/33.............      148,420        144,611    (h,i)
  37.42%     09/15/34.............      168,030        148,236    (d,f)
Federal Home Loan Mortgage STRIPS
  3.07%      08/01/27.............        2,035          1,828   (d,f,h)
Federal National Mortgage Assoc.
  1.20%      12/25/42.............      317,466          6,853  (g,h,i,q)
  4.00%      02/25/28.............        7,093          7,094     (h)
  4.50%      05/25/18.............       88,853          3,596   (g,h,q)
  4.75%      11/25/14.............       32,423            571   (g,h,q)
  5.00%      08/25/17 - 02/25/32        461,503         34,638   (g,h,q)
  5.00%      10/25/35 - 08/25/38        309,261        313,218
  5.50%      01/25/33.............      147,957        153,357
  6.48%      10/25/29.............      335,846         26,469  (g,h,i,q)
  7.08%      09/25/42.............      745,908        105,651  (g,h,i,q)
  7.18%      08/25/16.............      143,122          6,625  (g,h,i,q)
Federal National Mortgage Assoc. (Class 1)
  4.10%      11/01/34.............      368,823        344,719   (d,f,h)
  4.50%      09/01/35 - 01/01/36        918,107         94,520    (g,q)
  5.00%      05/25/38.............      290,967         31,969    (g,q)
Federal National Mortgage Assoc. (Class 2)
  4.50%      08/01/35.............      279,972         26,771    (g,q)
  5.00%      08/01/34 - 03/25/38        686,601         80,844    (g,q)
  5.50%      12/01/33.............       81,099          8,675    (g,q)
  7.50%      11/01/23.............       34,597          7,185   (g,h,q)
  8.00%      08/01/23 - 07/01/24         18,488          2,796   (g,h,q)
  8.50%      03/01/17 - 07/25/22          9,006          1,565   (g,h,q)
  9.00%      05/25/22.............        2,992            540   (g,h,q)
Federal National Mortgage Assoc. REMIC
  4.50%      11/25/13.............        6,957              4   (g,h,q)
  15.46%     03/25/31.............      282,538        306,318    (h,i)
Federal National Mortgage Assoc.
  REMIC (Class B)
  1.31%      12/25/22.............        2,938          2,808   (d,f,h)
Federal National Mortgage Assoc.
  REMIC (Class H)
  5.00%      10/25/22.............      124,007          7,654   (g,h,q)
Federal National Mortgage Assoc.
  REMIC (Class K)
  1008.00%   05/25/22.............           15            325   (g,h,q)
                                                     2,670,754

ASSET BACKED -- 2.8%
Bear Stearns Asset Backed
  Securities Trust (Class A)
  0.84%      01/25/34.............       33,690         20,115     (d)
Capital Auto Receivables Asset
  Trust (Class A)
  1.34%      01/15/10.............       85,911         85,132   (b,h,i)
Chase Funding Mortgage Loan Asset-
  Backed Certificates
  1.02%      03/25/32.............       31,982         16,903    (h,i)
  5.75%      05/25/32.............       36,566         14,626    (h,i)
Countrywide Asset-Backed Certificates
  1.38%      05/25/33.............        3,622          2,147     (i)
Countrywide Asset-Backed
  Certificates (Class 2)
  1.12%      06/25/33.............        1,457            438     (i)
Countrywide Asset-Backed
  Certificates (Class A)
  1.08%      08/25/32.............       19,749          7,799    (h,i)
  1.32%      03/25/33.............      121,303         71,740     (i)
Discover Card Master Trust I (Class A)
  1.23%      04/17/12.............    1,000,000        980,574   (d,h,p)
Fleet Home Equity Loan Trust (Class A)
  0.72%      01/20/33.............      107,897         65,568     (d)
Ford Credit Floorplan Master Owner
  Trust (Class A)
  9.38%      06/15/11.............      800,000        739,786     (d)
GSAMP Trust
  0.62%      12/25/35.............      199,366        187,854     (d)
Long Beach Mortgage Loan Trust
  0.75%      09/25/35.............      807,746        672,568     (d)
Mid-State Trust
  9.62%      07/01/35.............       12,424          9,747    (d,h)
Nissan Auto Lease Trust
  0.40%      02/15/13.............      236,000        225,524    (d,p)
Peco Energy Transition Trust
  6.52%      12/31/10.............      181,000        189,453     (h)
Residential Asset Mortgage Products Inc.
  0.51%      03/25/34.............        1,105          1,004    (d,h)
Residential Asset Mortgage
  Products Inc. (Class A)
  1.08%      06/25/32.............       21,966         15,349     (i)
Residential Asset Securities Corp.
  1.02%      07/25/32.............        7,210          3,269    (h,i)
Residential Asset Securities Corp. (Class A)
  1.10%      06/25/33.............       30,097         17,105     (i)
  4.16%      07/25/30.............       14,118         13,083    (h,i)


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE FIXED INCOME FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                      PRINCIPAL
                                         AMOUNT          VALUE
Wachovia Asset Securitization Inc. (Class A)
  0.69%      06/25/34.............   $   48,769   $     20,709     (d)
Wells Fargo Home Equity Trust
  3.97%      05/25/34.............       51,588         47,897    (h,i)
                                                     3,408,390

CORPORATE NOTES -- 22.3%
Abbott Laboratories
  5.88%      05/15/16.............      227,000        243,447
Anheuser-Busch InBev Worldwide Inc.
  7.20%      01/15/14.............      129,000        135,173     (b)
  7.75%      01/15/19.............       65,000         64,812     (b)
Archer-Daniels-Midland Co.
  6.45%      01/15/38.............      236,000        235,357     (h)
Arizona Public Service Co.
  6.25%      08/01/16.............       95,000         83,805     (h)
AT&T Inc.
  5.60%      05/15/18.............      162,000        157,643     (h)
  6.40%      05/15/38.............      358,000        318,515
  6.70%      11/15/13.............      184,000        196,522
Bank of America Corp.
  4.88%      01/15/13.............      700,000        626,702     (h)
  5.75%      12/01/17.............      615,000        516,468     (h)
Berkshire Hathaway Finance Corp.
  5.00%      08/15/13.............      495,000        509,033     (h)
Bristol-Myers Squibb Co.
  5.45%      05/01/18.............      144,000        147,725
  5.88%      11/15/36.............       85,000         81,147     (h)
Cargill Inc.
  5.20%      01/22/13.............      240,000        234,829    (b,h)
  6.00%      11/27/17.............       96,000         90,194    (b,h)
Carolina Power & Light Co.
  5.15%      04/01/15.............      101,000        102,633     (h)
  5.70%      04/01/35.............       58,000         55,211     (h)
  6.13%      09/15/33.............       64,000         64,443     (h)
Chesapeake Energy Corp.
  7.25%      12/15/18.............      301,000        247,196     (h)
Citigroup, Inc.
  4.88%      05/07/15.............       96,000         62,296
  6.50%      08/19/13.............      506,000        464,971
Clarendon Alumina Production Ltd.
  8.50%      11/16/21.............      100,000         60,000    (b,h)
CME Group Inc.
  5.40%      08/01/13.............      297,000        301,239
Community Health Systems, Inc.
  8.88%      07/15/15.............      300,000        283,500     (h)
Consolidated Edison Company of New
  York, Inc.
  5.85%      04/01/18.............      120,000        118,877     (h)
  6.65%      04/01/19.............      121,000        124,684
Constellation Brands, Inc.
  7.25%      05/15/17.............      303,000        287,850     (h)
Corp Nacional del Cobre de
  Chile -- CODELCO
  7.50%      01/15/19.............       65,000         73,225     (b)
COX Communications Inc.
  6.25%      06/01/18.............      255,000        226,526    (b,h)
  7.13%      10/01/12.............      100,000         99,548     (h)
  7.75%      11/01/10.............      145,000        147,640     (h)
Credit Suisse
  6.00%      02/15/18.............      256,000        223,283     (h)
CVS Caremark Corp.
  5.75%      06/01/17.............      118,000        115,069     (h)
Diageo Capital PLC
  5.20%      01/30/13.............      117,000        118,863
Dover Corp.
  6.50%      02/15/11.............       80,000         84,898     (h)
Duke Energy Indiana, Inc.
  6.35%      08/15/38.............      179,000        180,894
Dynegy Holdings Inc.
  7.50%      06/01/15.............      300,000        204,750
Eli Lilly & Co.
  4.20%      03/06/14.............      158,000        162,749
EOG Resources, Inc.
  5.88%      09/15/17.............      214,000        216,676
  6.88%      10/01/18.............      170,000        183,378
European Investment Bank
  4.88%      01/17/17.............      300,000        316,046
General Dynamics Corp.
  5.25%      02/01/14.............      166,000        177,031
Georgia-Pacific LLC
  9.50%      12/01/11.............      309,000        308,614
GlaxoSmithKline Capital Inc.
  4.85%      05/15/13.............      181,000        188,312
  6.38%      05/15/38.............      118,000        119,163
GTE Corp.
  7.51%      04/01/09.............      145,000        145,000     (h)
HCA Inc.
  9.25%      11/15/16.............      302,000        274,820
Hewlett-Packard Co.
  5.50%      03/01/18.............      118,000        121,001
HSBC Bank USA N.A.
  4.63%      04/01/14.............       75,000         70,296
  7.00%      01/15/39.............      250,000        244,462     (h)
HSBC Finance Corp.
  6.75%      05/15/11.............      125,000        111,414
IIRSA Norte Finance Ltd.
  8.75%      05/30/24.............      291,891        213,080    (b,h)
ING Capital Funding TR III
  8.44%      12/29/49.............       58,000         16,916     (i)
ING Groep N.V.
  5.78%      12/29/49.............       79,000         21,725     (i)
Intergen N.V.
  9.00%      06/30/17.............      202,000        182,810     (b)
International Business Machines Corp.
  7.63%      10/15/18.............      100,000        114,719
Johnson & Johnson
  5.85%      07/15/38.............      294,000        306,664
JP Morgan Chase & Co.
  6.40%      05/15/38.............      183,000        179,434
  7.00%      11/15/09.............      235,000        237,893     (h)
Kellogg Co.
  5.13%      12/03/12.............      108,000        114,118


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE FIXED INCOME FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                      PRINCIPAL
                                         AMOUNT          VALUE
Kimberly-Clark Corp.
  7.50%      11/01/18.............   $   61,000   $     72,083
Kraft Foods Inc.
  6.75%      02/19/14.............       60,000         64,868
Kreditanstalt fuer Wiederaufbau
  3.50%      03/10/14.............    1,175,000      1,180,916
  4.13%      10/15/14.............      312,000        329,587
  4.50%      07/16/18.............      279,000        292,232
Majapahit Holding BV
  7.25%      10/17/11.............      100,000         91,500     (b)
Markel Corp.
  7.35%      08/15/34.............       64,000         50,529
McDonald's Corp.
  5.80%      10/15/17.............      142,000        152,667
  6.30%      03/01/38.............      164,000        168,873
Merck & Company Inc.
  5.75%      11/15/36.............       60,000         57,054
Merrill Lynch & Company Inc.
  6.05%      08/15/12.............      119,000        102,109
  6.88%      04/25/18.............      246,000        192,395
MetLife, Inc. (Series A)
  6.82%      08/15/18.............      630,000        540,883
Midamerican Energy Holdings Co.
  6.13%      04/01/36.............      135,000        119,720
Mizuho Financial Group Cayman Ltd.
  8.38%      12/29/49.............       85,000         66,232
Morgan Stanley
  5.05%      01/21/11.............      121,000        118,967
  6.00%      04/28/15.............      133,000        125,568
Morgan Stanley (Series F)
  6.63%      04/01/18.............      100,000         95,351
Munich Re America Corp. (Series B)
  7.45%      12/15/26.............      115,000        108,839     (h)
New York Life Global Funding
  5.38%      09/15/13.............      124,000        123,048     (b)
NGPL Pipeco LLC
  7.12%      12/15/17.............      121,000        110,946     (b)
Northern States Power Co.
  6.25%      06/01/36.............      115,000        119,291     (h)
NorthWestern Corp.
  5.88%      11/01/14.............      298,000        300,757     (h)
Novartis Capital Corp.
  4.13%      02/10/14.............      114,000        116,496
NRG Energy, Inc.
  7.38%      02/01/16.............      300,000        279,000
Oncor Electric Delivery Co.
  5.95%      09/01/13.............      282,000        273,204     (b)
OPTI Canada Inc.
  8.25%      12/15/14.............      160,000         71,600
Oracle Corp.
  5.75%      04/15/18.............       46,000         48,006
Pacific Gas & Electric Co.
  5.80%      03/01/37.............      120,000        114,116
Parker Hannifin Corp.
  5.50%      05/15/18.............      181,000        176,903
Pemex Finance Ltd.
  9.03%      02/15/11.............      121,200        122,412     (h)
PepsiCo, Inc.
  5.00%      06/01/18.............      364,000        376,596
  7.90%      11/01/18.............      126,000        154,811
Petroleos Mexicanos
  8.00%      05/03/19.............       32,000         31,200     (b)
Pfizer Inc.
  6.20%      03/15/19.............      120,000        127,886
  7.20%      03/15/39.............       60,000         64,345
Potomac Electric Power Co.
  7.90%      12/15/38.............       46,000         51,962
President and Fellows of Harvard College
  5.00%      01/15/14.............      100,000        104,480     (b)
Princeton University (Series A)
  4.95%      03/01/19.............       42,000         41,803
  5.70%      03/01/39.............       36,000         35,339
Public Service Company of Colorado
  7.88%      10/01/12.............      200,000        223,809     (h)
Rogers Communications, Inc.
  6.80%      08/15/18.............      304,000        303,841
Sabine Pass LNG LP
  7.25%      11/30/13.............      110,000         77,550
  7.50%      11/30/16.............       75,000         50,250
Safeway Inc.
  6.25%      03/15/14.............       62,000         65,059
Security Benefit Life Insurance
  8.75%      05/15/16.............       25,000         10,000     (b)
Southern California Edison Co.
  5.50%      08/15/18.............      292,000        302,000
Standard Bank London Holdings PLC
  for NAK Naftogaz Ukrainy
  8.13%      09/30/09.............      300,000        179,325
Standard Chartered Bank Hong Kong Ltd.
  4.38%      12/03/14.............      210,000        156,450     (i)
Telecom Italia Capital S.A.
  6.20%      07/18/11.............      189,000        185,599
Telefonica Emisiones SAU
  5.86%      02/04/13.............      150,000        155,325
Terex Corp.
  8.00%      11/15/17.............      168,000        136,080
Tesco PLC
  5.50%      11/15/17.............      100,000         98,406     (b)
The Bear Stearns Companies LLC
  5.85%      07/19/10.............      173,000        173,399     (h)
  6.95%      08/10/12.............      355,000        361,520     (h)
The Goldman Sachs Group, Inc.
  5.25%      10/15/13.............      105,000         98,048
  6.15%      04/01/18.............      106,000         96,822
  6.60%      01/15/12.............      335,000        334,551     (h)
The Kroger Co.
  6.15%      01/15/20.............      300,000        296,712
The Potomac Edison Co.
  5.35%      11/15/14.............      112,000        107,647     (h)
The Procter & Gamble Co.
  4.60%      01/15/14.............      120,000        126,997
  5.50%      02/01/34.............       61,000         59,622
The Travelers Companies, Inc.
  5.80%      05/15/18.............      120,000        116,432


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE FIXED INCOME FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                      PRINCIPAL
                                         AMOUNT          VALUE
Thomson Reuters Corp.
  5.95%      07/15/13.............   $  238,000   $    232,471
  6.50%      07/15/18.............      117,712        109,656
TIAA Global Markets Inc.
  4.95%      07/15/13.............      169,000        166,411     (b)
Time Warner Cable Inc.
  6.20%      07/01/13.............      244,000        237,531
  6.75%      07/01/18.............      238,000        223,412
  8.75%      02/14/19.............      186,000        197,500
TransCanada Pipelines Ltd.
  6.50%      08/15/18.............       47,000         46,878
Transocean Inc.
  6.00%      03/15/18.............      116,000        109,286
UBS Luxembourg S.A. for OJSC
  Vimpel Communications
  8.00%      02/11/10.............      100,000         95,284
UBS Preferred Funding Trust I
  8.62%      10/29/49.............      113,000         45,351     (i)
Union Electric Co.
  6.70%      02/01/19.............       68,000         64,771
United Technologies Corp.
  6.13%      07/15/38.............      136,000        138,073
Vedanta Resources PLC
  6.63%      02/22/10.............       45,000         43,425
Verizon Communications Inc.
  5.25%      04/15/13.............      150,000        153,118
  6.40%      02/15/38.............       80,000         72,524
  6.90%      04/15/38.............      120,000        116,061
  8.75%      11/01/18.............      186,000        212,817
Verizon Global Funding Corp.
  7.25%      12/01/10.............      241,000        254,612
Verizon Wireless Capital LLC
  5.55%      02/01/14.............      240,000        240,201     (b)
  7.38%      11/15/13.............      333,000        357,033     (b)
Walgreen Co.
  4.88%      08/01/13.............      433,000        458,840
  5.25%      01/15/19.............      195,000        195,575
Wal-Mart Stores, Inc.
  5.80%      02/15/18.............      184,000        201,157
  6.20%      04/15/38.............      178,000        180,415
Wells Fargo & Co.
  5.63%      12/11/17.............       55,000         50,183
Westar Energy, Inc.
  7.13%      08/01/09.............      140,000        139,432     (h)
Wyeth
  5.50%      03/15/13.............      285,000        296,727
XTO Energy Inc.
  6.38%      06/15/38.............       93,000         80,725
  6.50%      12/15/18.............       52,000         51,662
                                                    26,576,438

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.5%
Banc of America Commercial
  Mortgage Inc. (Class A)
  1.00%      06/10/49.............      300,000        203,422
Banc of America Commercial
  Mortgage Inc. (Class C)
  5.70%      04/10/49.............      100,000         15,491   (h,i,p)
Banc of America Funding Corp.
  5.61%      03/20/36.............      110,599         15,174   (h,i,p)
  5.74%      02/20/36.............      187,776         42,981   (h,i,p)
Banc of America Mortgage
  Securities Inc. (Class B)
  5.36%      01/25/36.............      107,282         17,315    (h,i)
  5.54%      02/25/36.............       88,511         18,392    (h,i)
Bear Stearns Commercial Mortgage
  Securities
  5.41%      03/11/39.............       93,396         85,408    (h,i)
  5.48%      10/12/41.............      305,000        275,092     (h)
Bear Stearns Commercial Mortgage
  Securities (Class A)
  5.92%      06/11/50.............      120,000         56,888     (i)
Bear Stearns Commercial Mortgage
  Securities (Class D)
  5.99%      09/11/42.............       40,000          5,725   (h,i,p)
Citigroup Commercial Mortgage Trust
  5.70%      12/10/49.............      180,000        123,655     (i)
Countrywide Alternative Loan Trust
  5.96%      05/25/36.............       38,681            193   (h,i,p)
  6.00%      03/25/36-08/25/36....      163,409          2,068    (h,p)
Countrywide Alternative Loan Trust
  (Class B)
  6.00%      05/25/36-08/25/36....      109,302          3,336    (h,p)
Countrywide Asset-Backed Certificates
  0.75%      11/25/35.............      696,003        593,213     (d)
Credit Suisse Mortgage Capital
  Certificates (Class C)
  5.64%      02/25/36.............       81,954          6,794   (h,i,p)
CS First Boston Mortgage Securities Corp.
  0.66%      07/15/37.............    2,937,061         42,653   (h,i,p)
  1.38%      03/15/35.............    3,424,184         44,233   (h,i,p)
  5.25%      08/25/34.............       62,774         53,612     (h)
  5.34%      10/25/35.............      102,227         10,223   (h,i,p)
  6.13%      04/15/37.............      224,440        220,322     (h)
GMAC Commercial Mortgage Securities Inc.
  6.47%      04/15/34.............      123,078        122,881     (h)
GMAC Commercial Mortgage
  Securities Inc. (Class X)
  0.66%      12/10/41.............    4,362,999         49,027   (h,i,p)
GS Mortgage Securities Corp. II
  5.80%      08/10/45.............      460,000        313,924     (i)
Impac CMB Trust (Class A)
  0.73%      10/25/35.............      963,144        445,631    (d,h)
Indymac INDA Mortgage Loan Trust
  5.13%      01/25/36.............       71,691          2,968   (h,i,p)
Indymac INDA Mortgage Loan Trust
  (Class B)
  5.13%      01/25/36.............       71,605         28,111   (h,i,p)
Interstar Millennium Trust (Class A)
  1.72%      03/14/36.............       19,039         18,354     (i)


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE FIXED INCOME FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

                                      PRINCIPAL
                                         AMOUNT          VALUE
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  1.11%      01/12/39.............   $2,435,795   $     42,219   (h,i,p)
  6.06%      02/15/51.............      170,000         68,731     (i)
  6.07%      02/12/51.............      330,000        158,623
  6.20%      02/12/51.............       60,000          3,251    (i,p)
  6.47%      11/15/35.............      215,752        215,500     (h)
LB-UBS Commercial Mortgage Trust
  0.27%      02/15/40.............    3,536,030         47,502   (h,i,p)
  0.51%      03/15/36.............    2,924,611         65,010   (h,i,p)
  0.76%      01/18/12.............    3,697,609         52,877   (h,i,p)
  1.00%      01/15/36.............    1,403,510         54,228    (h,p)
  4.06%      09/15/27.............      294,847        291,409    (h,i)
  6.23%      03/15/26.............       39,123         39,232     (h)
LB-UBS Commercial Mortgage Trust
  (Class A)
  6.13%      12/15/30.............      289,600        285,246     (h)
LB-UBS Commercial Mortgage Trust
  (Class B)
  6.65%      07/14/16.............       66,000         61,877    (b,h)
LB-UBS Commercial Mortgage Trust
  (Class F)
  6.24%      07/15/40.............      105,000          5,821    (i,p)
Lehman Brothers Floating Rate
  Commercial Mortgage Trust
  1.37%      10/15/17.............      283,335        243,105    (b,d)
MASTR Alternative Loans Trust
  5.00%      08/25/18.............      126,099         12,622   (g,h,q)
MLCC Mortgage Investors Inc.
  5.31%      02/25/36.............       94,112          8,470    (h,i)
Morgan Stanley Capital I
  5.28%      12/15/43.............      117,000        101,671
  5.33%      12/15/43.............      117,000         85,859
  5.39%      11/12/41.............      341,000         86,249    (h,i)
  5.69%      04/15/49.............      600,000        389,528    (h,i)
  5.88%      06/11/49.............      210,000        151,155     (i)
  7.11%      04/15/33.............      334,499        334,798    (h,i)
Morgan Stanley Capital I (Class A)
  5.81%      12/12/49.............       80,000         55,664
Morgan Stanley Dean Witter Capital I
  7.20%      10/15/33.............       50,720         51,202     (h)
Morgan Stanley Dean Witter Capital
  I (Class A)
  6.54%      02/15/31.............       15,859         15,833     (h)
MortgageIT Trust (Class 1)
  0.73%      05/25/35.............      868,883        394,501     (d)
Puma Finance Ltd. (Class A)
  1.54%      10/11/34.............       53,751         47,026     (i)
Residential Accredit Loans Inc.
  5.97%      01/25/36.............       81,940          4,871   (h,i,p)
  6.00%      01/25/36.............      171,859         10,627    (h,p)
Residential Funding Mortgage Securities I
  5.75%      01/25/36.............       96,711         22,283    (h,p)
  5.75%      01/25/36.............       96,797         19,814     (h)
Structured Asset Securities Corp. (Class X)
  2.17%      02/25/28.............       87,923              4    (i,p)
Thornburg Mortgage Securities Trust (Class A)
  1.20%      04/25/43.............       77,152         68,444     (i)
Wachovia Bank Commercial Mortgage
  Trust (Class E)
  5.90%      02/15/51.............      335,000         22,468    (i,p)
WaMu Mortgage Pass Through Certificates
  0.81%      01/25/45.............      148,315         64,894     (d)
Wells Fargo Mortgage Backed
  Securities Trust
  5.39%      08/25/35.............      261,489         30,885    (h,i)
  5.50%      01/25/36.............      102,993         30,629     (h)
Wells Fargo Mortgage Backed
  Securities Trust (Class B)
  5.50%      03/25/36.............      228,947         55,822     (h)
                                                     6,517,036

SOVEREIGN BONDS -- 0.8%
Government of Brazil
  5.88%      01/15/19.............      100,000         97,250
  8.00%      01/15/18.............      117,000        127,647     (h)
Government of Dominican
  9.50%      09/27/11.............      101,551         94,442
Government of Indonesia
  11.63%     03/04/19.............      100,000        108,750     (b)
Government of Manitoba Canada
  4.90%      12/06/16.............      130,000        133,284
Government of Panama
  6.70%      01/26/36.............      115,000        100,912
Government of Quebec Canada
  7.50%      09/15/29.............      185,000        238,456
Government of Venezuela
  5.38%      08/07/10.............       60,000         51,390
                                                       952,131
TOTAL BONDS AND NOTES
  (COST $122,214,790).............                 116,476,331

-------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.3%
-------------------------------------------------------------------------
GEI Investment Fund
  (COST $642,379).................                     334,037     (j)
TOTAL INVESTMENT IN SECURITIES
  (COST $122,857,169).............                 116,810,368

-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 18.4%
-------------------------------------------------------------------------
GE Money Market Fund
  Institutional Class 0.52%
  (COST $21,971,900)..............                  21,971,900    (d,o)
TOTAL INVESTMENTS
  (COST $144,829,069).............                 138,782,268
LIABILITIES IN EXCESS OF OTHER
  ASSETS, NET -- (16.4)%..........                 (19,603,922)
                                                  ------------
NET ASSETS -- 100.0%..............                $119,178,346
                                                  ============





See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE FIXED INCOME FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS




OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Fixed Income Fund had the following long futures contracts open at March 31, 2009 (unaudited):

                                    NUMBER     CURRENT      UNREALIZED
                      EXPIRATION      OF       NOTIONAL    APPRECIATION/
DESCRIPTION              DATE     CONTRACTS     VALUE     (DEPRECIATION)
------------------------------------------------------------------------
2YR. U.S. Treasury
  Notes Futures        June 2009      81     $17,649,141     $ 75,387
10YR. U.S. Treasury
  Notes Futures        June 2009      79       9,802,172      235,184
                                                             --------
                                                             $310,571
                                                             ========





See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE U.S. Equity Fund

(PHOTO OF MICHAEL E. MARTINI)

Michael E. Martini
Vice President

The GE Money Market Fund is managed by a team of portfolio managers that includes James C. Gannon and Michael E. Martini. As lead portfolio manager for the GE Money Market Fund, Mr. Martini has oversight responsibility over the Fund. See portfolio managers' biographical information beginning on page 162.

Q. HOW DID THE GE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTH PERIOD ENDED MARCH 31, 2009?

A. For the six-month period ended March 31, 2009, the GE Money Market Fund returned 0.58% for Retail Class shares and 0.58% for Institutional Class shares. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 0.13% and the Fund's Lipper peer group of 323 Money Market Funds returned an average of 0.43% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2009.

A. Amidst a deepening global recession, interest rates fell significantly in the last three months of 2008. The U.S. Treasury 10-year note yield fell from a high of 4.07% on October 14th to 2.06% on December 30th. Rates then went back up through early February on expectations of massive treasury supply in 2009 to fund a myriad of government programs aimed at stabilizing the financial system and jumpstarting the economy. In mid-March, treasury yields dropped sharply after the Federal Reserve announced its intention to begin buying back $300 million of U.S. Treasury securities between 2 and 10-year maturities. Credit spreads in both high grade and high yield securities ended the six-month period wider, particularly in the financial sector as default expectations increased. Within the securitized sector, commercial mortgage-backed securities (MBS) spreads widened dramatically as real estate fundamentals softened and as uncertainty remained regarding the fate of these security types with respect to their eligibility under the various government support programs.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary driver of Fund performance during the period was keen maturity management as yields at the short end of the yield curve hovered just above zero. A bias toward government securities and away from credit sensitive securities benefited performance versus its peer group, particularly in early fourth quarter 2008 when the short credit markets were virtually frozen. As these markets began to thaw, we selectively increased credit exposure vis-a-vis government securities, keying in on those issuers among the global financial sector that were determined to have stronger fundamentals.

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 01, 2008 - MARCH 31, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL RETURN

-------------------------------------------------------------------------------------------
     Retail Class                $1,000.00             $1,005.79               1.70
     Institutional Class         $1,000.00             $1,005.83               1.70
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Retail Class                $1,000.00             $1,022.97               1.71
     Institutional Class         $1,000.00             $1,022.97               1.71
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.34% for Retail Class shares and 0.34% for Institutional Class shares (for the period October 01, 2008 -- March 31, 2009) multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
   ** Actual Fund Returns for the six-month period ended March 31, 2009 were as follows: 0.58% for Retail Class shares and 0.58% for Institutional Class shares.

GE Money Market Fund


   INVESTMENT PROFILE

  A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar-denominated money market instruments.


LIPPER PERFORMANCE COMPARISON
Money Market Peer Group

Based on average annual total returns for the periods ended 3/31/09

                                                 SIX       ONE      FIVE       TEN
                                               MONTHS     YEAR      YEAR      YEAR
                                               ------    ------    ------    ------
Number of Funds
in peer group:                                   323       321       280       201

-----------------------------------------------------------------------------------

Peer group average
annual total return:                            0.43%     1.36%     2.73%     2.81%
-----------------------------------------------------------------------------------


Lipper categories in peer group: Money Market


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                  RETAIL SHARES

(PERFORMANCE GRAPH)

                       GE MONEY     90 DAY
                        MARKET      T-BILL
                       --------     ------
03/99                  10000.00    10000.00
09/99                  10230.20    10232.20
09/00                  10824.20    10821.40
09/01                  11350.80    11311.50
09/02                  11541.70    11512.60
09/03                  11652.80    11643.20
09/04                  11756.70    11773.60
09/05                  12034.30    12096.50
09/06                  12561.80    12648.80
09/07                  13201.40    13261.40
09/08                  13603.90    13551.60
03/09                  13682.70    13568.50




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                            ENDING
                                                                          VALUE OF A
                          SIX     ONE     FIVE    TEN                      $10,000
                        MONTHS    YEAR    YEAR    YEAR   COMMENCEMENT   INVESTMENT(a)
                        ------   -----   -----   -----   ------------   -------------
GE Money Market Fund     0.58%   1.57%   3.18%   3.18%     01/05/93         13,683
90 Day T-Bill            0.12%   0.91%   3.01%   3.10%                      13,569





--------------------------------------------------------------------------------

                              INSTITUTIONAL SHARES

(PERFORMANCE GRAPH)

                    GE MONEY     90 DAY
                     MARKET      T-BILL
                    --------     ------
03/17/08            10000.00    10000.00
06/08               10048.30    10041.80
09/08               10101.00    10078.70
12/08               10141.60    10086.10
03/09               10159.90    10091.30




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2009

                                                                 ENDING
                                                               VALUE OF A
                    SIX     ONE     SINCE                       $10,000
                  MONTHS   YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(a)
                  ------   ----   ---------   ------------   -------------
GE Money Market
  Fund             0.58%   1.60%    1.62%       03/17/08         10,160
90 Day T-Bill      0.12%   0.91%    0.91%                        10,091

GE Money Market Fund


FUND YIELD
AT MARCH 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

                                  Fund
                         ---------------------
                         Retail  Institutional
                          Class      Class      IBC Money Fund*
                         ------  -------------  ---------------
7-day current             0.38%+      0.52%           0.23%
7-day effective           0.38%       0.52%           0.23%


CURRENT YIELD represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

EFFECTIVE YIELD is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

+ The seven day current yield, rather than the total return, more closely reflects the current earnings of the GE Money Market Fund at March 31, 2009.

* IBC's Money Fund report provides average yield of all major money market funds.


AN INVESTMENT IN THE GE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENTS, FUND SHAREHOLDERS WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THAT THEY HELD AS OF SEPTEMBER 19, 2008 SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS (U.S. TREASURY MONEY MARKET GUARANTEE PROGRAM), AND ONLY AS LONG AS THE FUND CONTINUES TO PARTICIPATE IN THE PROGRAM. FOR MORE INFORMATION ABOUT THE U.S. TREASURY MONEY MARKET GUARANTEE PROGRAM AND THE FUND'S PARTICIPATION IN THE PROGRAM, PLEASE SEE NOTE 8 TO THE NOTE TO FINANCIAL STATEMENTS.

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE MONEY MARKET FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS

GE MONEY MARKET FUND

Portfolio Composition as a % of Market Value of $763,747
(in thousands) as of March 31, 2009

(LINE GRAPH)

Certificates of Deposit                          32.5
Commercial Paper                                 19.7
U.S. Governments                                 17.2
Repurchase Agreements                            13.4
Corporate Notes                                  13.2
Time Deposit                                      4.0





                                                 PRINCIPAL        AMORTIZED
                                                    AMOUNT             COST
SHORT-TERM INVESTMENTS -- 98.2%
----------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 16.9%
Federal Home Loan Bank
  2.52%.................         04/21/09    $16,290,000      $ 16,288,371
FHLB Disc Corp
  0.25%.................         05/15/09     12,240,000        12,236,260    (d)
FNMA Discount
  0.42%.................        07/20/09-
                                 07/22/09     21,920,000        21,891,605    (d)
  0.47%.................         06/10/09     22,330,000        22,309,593    (d)
Freddie Discount
  0.36%.................         07/06/09     23,500,000        23,474,933    (d)
Freddie Mac
  0.60%.................         08/24/09      7,370,000         7,352,189    (d)
  1.09%.................         02/04/10     27,770,000        27,770,000
                                                               131,322,951

COMMERCIAL PAPER -- 19.3%
Australia & New Zealand Banking Group Ltd.
  0.70%.................         04/06/09     17,350,000        17,348,313    (d)
  0.82%.................         05/07/09     15,640,000        15,627,175    (d)
CBA Delaware Finance Inc.
  0.75%.................         04/20/09     16,400,000        16,393,508    (d)
Danske Corp.
  0.99%.................         05/18/09     17,030,000        17,007,989    (d)
  1.14%.................         07/15/09     14,810,000        14,760,757
HSBC Americas Inc.
  0.38%.................         04/17/09     15,840,000        15,837,325    (d)
Nordea North America Inc.
  1.00%.................         07/13/09     16,000,000        15,954,222    (d)
Rabobank USA Financial Co.
  0.20%.................         04/02/09     20,150,000        20,149,888    (d)
Westpac Banking Corp.
  0.61%.................         06/02/09     17,190,000        17,171,941    (d)
                                                               150,251,118

REPURCHASE AGREEMENTS -- 13.1%
Barclays
  0.20% dated 03/31/09,
  to be repurchased at
  $28,800,160 and
  9,600,053 on 04/01/09
  collateralized by
  $29,376,757 and
  9,792,100 U.S.
  Government Agency
  Bonds respectively,
  3.25% and 1.13%,
  maturing on 04/28/11
  and 01/15/12
  respectively..........         04/01/09     38,400,000        38,400,000    (d)
Deutsche Bank Gov Agcy Repo
  0.19% dated 03/31/09,
  to be repurchased at
  $21,600,114 on
  04/01/09
  collateralized by
  $22,032,562 U.S.
  Government Agency
  Bonds, 5.13% maturing
  on 07/15/12...........         04/01/09     21,600,000        21,600,000    (d)
HSBC Gov Agcy Repo
  0.14% dated 03/31/09,
  to be repurchased at
  $16,600,230 on
  04/01/09
  collateralized by
  $16,932,235 U.S.
  Government Agency
  Bond, 0.00% maturing
  12/31/09..............         04/01/09     16,600,000        16,600,000    (d)
JP Morgan Chase
  0.15% dated 03/31/09,
  to be repurchased at
  $25,663,098 on
  04/01/09
  collateralized by
  $26,176,360 U.S.
  Government Agency
  Bond, 0.00% maturing
  06/11/09..............         04/01/09     25,660,000        25,660,000    (d)
                                                               102,260,000

CORPORATE NOTES -- 13.0%
Abbey National Treasury
  1.61%.................         08/28/09      5,000,000         5,000,610
  1.65%.................         02/25/10     20,490,000        20,490,000
Bank of Nova Scotia
  1.24%.................         01/15/10     16,000,000        16,000,000
Nordea Bank Fld Plc
  0.52%.................         04/09/09      4,210,000         4,210,034    (d)
Royal Bank of Canada
  1.23%.................         01/26/10     29,560,000        29,560,000
Toyota Motor Credit Corp
  1.22%.................         09/15/09     25,620,000        25,620,000    (d)
                                                               100,880,644

CERTIFICATES OF DEPOSIT -- 32.0%
Bank of Montreal
  0.47%.................         04/10/09     28,300,000        28,300,000    (d)
Bank of Nova Scotia
  0.70%.................         06/04/09     15,000,000        15,000,000    (d)
Barclays Bank
  1.35%.................        05/11/09-
                                 05/29/09     30,960,000        30,960,000
BNP Paribas NY
  0.81%.................         04/08/09     17,780,000        17,780,000    (d)
  1.00%.................         05/22/09     14,520,000        14,520,000    (d)
Calyon NY Branch
  1.00%.................         06/15/09     10,390,000        10,390,000    (d)
  1.15%.................         07/01/09     18,000,000        18,000,000


See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

GE MONEY MARKET FUND                                  March 31, 2009 (unaudited)

SCHEDULE OF INVESTMENTS


                                                 PRINCIPAL        AMORTIZED
                                                    AMOUNT             COST
Chase Bank USA NA
  0.55%.................         05/12/09    $18,200,000      $ 18,200,000    (d)
Deutsche Bank
  0.62%.................         06/25/09     10,000,000        10,000,000    (d)
Lloyds TSB Bank PLC NY
  1.34%.................         04/08/09     14,980,000        14,981,120
Rabobank Nederland NY
  0.52%.................         04/06/09     13,000,000        13,000,000    (d)
Societe Generale
  0.95%.................         06/08/09      6,760,000         6,760,153    (d)
  1.00%.................         06/19/09     22,000,000        22,000,000    (d)
Toronto Dominion Bank
  1.62%.................         08/10/09     10,300,000        10,300,000
U.S. Bank N.A.
  0.75%.................         06/23/09     18,410,000        18,410,000    (d)
                                                               248,601,273

TIME DEPOSIT -- 3.9%
Bank Of Ireland
  0.40%.................         04/01/09     30,320,000        30,320,000    (d)
State Street Corp.
  0.01%.................         04/01/09        111,477           111,477    (e)
                                                                30,431,477
TOTAL SHORT TERM
  INVESTMENTS
  (COST $763,747,463)...                                       763,747,463
OTHER ASSETS AND
  LIABILITIES,
  NET -- 1.8%...........                                        14,097,414
                                                              ------------

NET ASSETS -- 100.0%....                                      $777,844,877
                                                              ============





See Notes to Schedules of Investments on page 110 and Notes to Financial Statements on page 134.

                                                      March 31, 2009 (unaudited)

Notes to Schedule of Investments

(a)    Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities amounted to $1,139,752, $3,385,942, $3,951,195 and $159,896 or 1.08%, 2.84%, 3.52%
       and 0.13% of net assets for the GE Total Return Fund, GE Fixed Income Fund, GE Short-Term Government Fund and GE Government Securities Fund, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)    Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At March 31, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at March 31, 2009.

(j) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund.

(k) Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(l) Pre-refunded Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(m) The security is insured by AMBAC, FSA, MBIA and FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of March 31, 2009 (as a percentage of net assets) as follows:

FSA                        11.24%
FGIC                        6.87%
AMBAC                       6.40%


(n) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(o) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Money Market Fund.

(p) Illiquid securities. At March 31, 2009, these securities amounted to $345,331 and $2,232,760 or 0.33% and 1.87% of net assets for the GE Total Return Fund and GE Fixed Income Fund, respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(q) Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

The maturity date disclosed for fixed income securities represents the earlier of the first call date; the next interest reset date or the ultimate maturity date.

+    Percentages are based on net assets as of 3/31/09.

*    Less than 0.1%.

Abbreviations:

ADR                   American Depository Receipt
AMBAC                 AMBAC Indemnity Corporation
                      Financial Guaranty Insurance
FGIC                  Corporation
FSA                   Financial Security Assurance
GDR                   Global Depository Receipt
                      Municipal Bond Investors
MBIA                  Assurance Corporation
REGD.                 Registered
REIT                  Real Estate Investment Trust
                      Real Estate Mortgage Investment
REMIC                 Conduit
                      Standard & Poor's Depository
SPDR                  Receipts
                      Separate Trading of Registered
                      Interest and Principal of
STRIPS                Security
NVDR                  Non-Voting Depository Receipt

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE U.S. EQUITY FUND
--------------------------------------------------------------------------------

                                                            CLASS A                                             CLASS B
                              3/31/09(+)    9/30/08    9/30/07    9/30/06    9/30/05      9/30/04   3/31/09(+)   9/30/08   9/30/07
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                    1/5/93                                                              12/22/93
Net asset value, beginning
  of period................      $22.74      $31.03     $30.00     $28.69     $26.41      $24.19       $21.52     $29.49    $28.62
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)...................        0.13        0.22       0.34       0.29       0.36        0.20         0.06       0.02      0.12
  Net realized and
     unrealized gains
     (losses) on
     investments...........       (6.72)      (5.27)      4.27       2.76       2.11        2.19        (6.36)     (5.00)     4.06
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS....       (6.59)      (5.05)      4.61       3.05       2.47        2.39        (6.30)     (4.98)     4.18
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income....        0.23        0.25       0.42       0.46       0.19        0.17         0.00(c)    0.00(c)   0.15
  Net realized gains.......        0.24        2.99       3.16       1.28         --          --         0.24       2.99      3.16
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........        0.47        3.24       3.58       1.74       0.19        0.17         0.24       2.99      3.31
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD...................      $15.68      $22.74     $31.03     $30.00     $28.69      $26.41       $14.98     $21.52    $29.49
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)...........     (29.05%)    (17.86%)    16.59%     11.13%      9.40%       9.87%      (29.28%)   (18.48%)   15.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)........    $160,377    $236,786   $316,324   $298,764   $339,327    $337,920       $1,161     $2,222    $4,910
  Ratios to average net
     assets:
     Net investment
       income*.............       1.52%       0.85%      1.15%      1.00%      1.28%       0.77%        0.77%      0.09%     0.43%
     Net expenses*.........       0.87%(e)    0.79%(e)   0.76%      0.80%      0.78%       0.78%        1.62%(e)   1.54%(e)  1.51%
     Gross expenses*.......       0.87%       0.79%      0.76%      0.80%      0.78%       0.78%        1.62%      1.54%     1.51%
  Portfolio turnover rate..         26%         55%        53%        46%        36%         29%          26%        55%       53%
----------------------------------------------------------------------------------------------------------------------------------
                                         CLASS B
                              9/30/06   9/30/05   09/30/04
----------------------------------------------------------
INCEPTION DATE
Net asset value, beginning
  of period................    $27.36    $25.20     $23.11
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)...................      0.06      0.16       0.00(c)
  Net realized and
     unrealized gains
     (losses) on
     investments...........      2.64      2.00       2.09
----------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS....      2.70      2.16       2.09
----------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income....      0.16        --         --
  Net realized gains.......      1.28        --         --
----------------------------------------------------------
TOTAL DISTRIBUTIONS........      1.44        --         --
----------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD...................    $28.62    $27.36     $25.20
----------------------------------------------------------

TOTAL RETURN (A)...........    10.28%     8.57%      9.04%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)........    $6,738   $12,406    $19,373
  Ratios to average net
     assets:
     Net investment
       income*.............     0.23%     0.58%      0.02%
     Net expenses*.........     1.55%     1.53%      1.53%
     Gross expenses*.......     1.55%     1.53%      1.53%
  Portfolio turnover rate..       46%       36%        29%
----------------------------------------------------------




                                            CLASS C (LEVEL LOAD)                           CLASS R               CLASS Y
                        3/31/09(+)  9/30/08  9/30/07  9/30/06  9/30/05      9/30/04  3/31/09(+)  9/30/08  3/31/09(+)   9/30/08
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE             9/30/99                                                      1/29/08             11/29/93
Net asset value,
  beginning of
  period..............     $21.10    $29.00   $28.24   $27.07   $24.93      $22.93      $22.71    $25.12     $22.65     $30.93
INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income (b).......       0.06      0.02     0.12     0.07     0.15       (0.00)(c)    0.10      0.11       0.15       0.29
  Net realized and
     unrealized gains
     (losses) on
     investments......      (6.23)    (4.90)    4.00     2.60     1.99        2.07       (6.73)    (2.52)     (6.70)     (5.25)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS..........      (6.17)    (4.88)    4.12     2.67     2.14        2.07       (6.63)    (2.41)     (6.55)     (4.96)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income...........       0.03      0.03     0.20     0.22       --        0.07        0.18      0.00(c)    0.29       0.33
  Net realized gains..       0.24      2.99     3.16     1.28       --          --        0.24      0.00(c)    0.24       2.99
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...       0.27      3.02     3.36     1.50       --        0.07        0.42      0.00(c)    0.53       3.32
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END
  OF PERIOD...........     $14.66    $21.10   $29.00   $28.24   $27.07      $24.93      $15.66    $22.71     $15.57     $22.65
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)......    (29.31%)  (18.47%)  15.71%   10.29%    8.58%       9.05%     (29.16%)   (9.59%)   (28.95%)   (17.65%)
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).......     $2,452    $4,658   $6,892   $7,649   $9,306     $12,355          $6        $9    $80,748   $113,123
  Ratios to average
     net assets:
     Net investment
       income*........      0.77%     0.10%    0.42%    0.25%    0.57%       0.01%       1.25%     0.65%      1.78%      1.10%
     Net expenses*....      1.62%(e)  1.54%(e) 1.51%    1.55%    1.53%       1.53%       1.15%(e)  1.04%(e)   0.62%(e)   0.54%(e)
     Gross expenses*..      1.62%     1.54%    1.51%    1.55%    1.53%       1.53%       1.15%     1.04%      0.62%      0.54%
  Portfolio turnover
     rate.............        26%       55%      53%      46%      36%         29%         26%       55%(d)     26%        55%
------------------------------------------------------------------------------------------------------------------------------
                                        CLASS Y
                         9/30/07   9/30/06   9/30/05   9/30/04
--------------------------------------------------------------
INCEPTION DATE
Net asset value,
  beginning of
  period..............    $29.92    $28.62    $26.35    $24.14
INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income (b).......      0.41      0.37      0.44      0.27
  Net realized and
     unrealized gains
     (losses) on
     investments......      4.26      2.75      2.10      2.17
--------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS..........      4.67      3.12      2.54      2.44
--------------------------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income...........      0.50      0.54      0.27      0.23
  Net realized gains..      3.16      1.28        --        --
--------------------------------------------------------------
TOTAL DISTRIBUTIONS...      3.66      1.82      0.27      0.23
--------------------------------------------------------------

NET ASSET VALUE, END
  OF PERIOD...........    $30.93    $29.92    $28.62    $26.35
--------------------------------------------------------------

TOTAL RETURN (A)......    16.87%    11.40%     9.68%    10.13%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).......  $136,756  $115,005  $306,532  $346,807
  Ratios to average
     net assets:
     Net investment
       income*........     1.39%     1.27%     1.56%     1.02%
     Net expenses*....     0.51%     0.54%     0.53%     0.53%
     Gross expenses*..     0.51%     0.54%     0.53%     0.53%
  Portfolio turnover
     rate.............       53%       46%       36%       29%
--------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE CORE VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                                            CLASS A                                          CLASS B
                                 3/31/09(+)   9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   3/31/09(+)   9/30/08      9/30/07
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                       9/8/93                                                         9/8/93
Net asset value, beginning of
  period.......................      $8.86     $12.82    $11.93    $11.65    $10.94     $9.81       $8.36     $12.21     $11.38
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).......................       0.06       0.08      0.12      0.09      0.11      0.07        0.03      (0.00)(c)   0.04
  Net realized and unrealized
     gains (losses) on
     investments...............      (2.68)     (1.80)     1.91      1.17      1.04      1.13       (2.54)     (1.69)      1.81
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS........      (2.62)     (1.72)     2.03      1.26      1.15      1.20       (2.51)     (1.69)      1.85
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income........       0.10       0.08      0.14      0.10      0.09      0.07        0.00(c)    0.00(c)    0.02
  Net realized gains...........       0.10       2.16      1.00      0.88      0.35        --        0.10       2.16       1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS............       0.20       2.24      1.14      0.98      0.44      0.07        0.10       2.16       1.02
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.......................      $6.04      $8.86    $12.82    $11.93    $11.65    $10.94       $5.75      $8.36     $12.21
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)...............    (29.73%)   (15.86%)   18.00%    11.58%    10.73%    12.32%     (30.09%)   (16.42%)    17.14%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................    $26,086    $42,078   $56,907   $58,024   $47,633   $48,065        $789     $1,509     $2,967
  Ratios to average net assets:
     Net investment income
       (loss)*.................      1.77%      0.76%     1.02%     0.80%     1.00%     0.61%       1.03%     (0.01%)     0.33%
     Net expenses*.............      1.37%(e)   1.17%(e)  1.20%     1.20%     1.20%     1.20%       2.11%(e)   1.92%(e)   1.95%
     Gross expenses*...........      1.75%      1.35%     1.20%     1.19%     1.21%     1.31%       2.50%      2.10%      1.95%
  Portfolio turnover rate......        40%        67%       59%       52%       35%       32%         40%        67%        59%
---------------------------------------------------------------------------------------------------------------------------------
                                           CLASS B
                                 9/30/06   9/30/05   9/30/04
------------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.......................   $11.15    $10.47     $9.39
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).......................    (0.00)(c)  0.03     (0.01)
  Net realized and unrealized
     gains (losses) on
     investments...............     1.11      1.00      1.09
------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS........     1.11      1.03      1.08
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income........       --        --        --
  Net realized gains...........     0.88      0.35        --
------------------------------------------------------------
TOTAL DISTRIBUTIONS............     0.88      0.35        --
------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.......................   $11.38    $11.15    $10.47
------------------------------------------------------------

TOTAL RETURN (A)...............   10.66%     9.88%    11.50%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................   $4,201    $6,342    $9,734
  Ratios to average net assets:
     Net investment income
       (loss)*.................    0.04%     0.29%    (0.13%)
     Net expenses*.............    1.95%     1.95%     1.95%
     Gross expenses*...........    1.95%     1.96%     2.05%
  Portfolio turnover rate......      52%       35%       32%
------------------------------------------------------------




                                             CLASS C (LEVEL LOAD)                        CLASS R                  CLASS Y
                           3/31/09(+)  9/30/08  9/30/07  9/30/06  9/30/05  9/30/04  3/31/09+  9/30/08  3/31/09(+)  9/30/08  9/30/07
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                9/30/99                                                1/29/08               1/5/98
Net asset value,
  beginning of period....      $8.28    $12.12   $11.32   $11.10   $10.43    $9.37     $8.85    $9.66      $9.79    $13.91   $12.71
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b)..........       0.03     (0.00)(c) 0.03    (0.00)(c) 0.03    (0.01)     0.05     0.04       0.07      0.13     0.17
  Net realized and
     unrealized gains
     (losses) on
     investments.........      (2.51)    (1.68)    1.81     1.11     0.99     1.08     (2.68)   (0.85)     (2.96)    (1.98)    2.15
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS..      (2.48)    (1.68)    1.84     1.11     1.02     1.07     (2.63)   (0.81)     (2.89)    (1.85)    2.32
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..       0.04      0.00(c)  0.04     0.01       --     0.01      0.08     0.00(c)    0.12      0.11     0.12
  Net realized gains.....       0.10      2.16     1.00     0.88     0.35       --      0.10     0.00(c)    0.10      2.16     1.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS......       0.14      2.16     1.04     0.89     0.35     0.01      0.18     0.00(c)    0.22      2.27     1.12
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.................      $5.66     $8.28   $12.12   $11.32   $11.10   $10.43     $6.04    $8.85      $6.68     $9.79   $13.91
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).........    (30.01%)  (16.45%)  17.18%   10.72%    9.85%   11.43%   (29.82%)  (8.39%)   (29.63%)  (15.56%)  19.25%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)..........       $923    $1,098   $1,535   $1,625   $1,695   $1,690        $6       $9        $89        $9      $--
  Ratios to average net
     assets:
     Net investment
       income (loss)*....      0.99%     0.00%    0.29%    0.05%    0.24%   (0.14%)    1.48%    0.59%      1.77%     1.13%    1.28%
     Net expenses*.......      2.14%(e)  1.92%(e) 1.95%    1.95%    1.95%    1.95%     1.65%(e) 1.42%(e)   1.25%(e)  0.92%(e) 0.95%
     Gross expenses*.....      2.51%     2.10%    1.95%    1.94%    1.96%    2.05%     2.03%    1.60%      1.53%     1.10%    0.95%
  Portfolio turnover
     rate................        40%       67%      59%      52%      35%      32%       40%      67%(d)     40%       67%      59%
-----------------------------------------------------------------------------------------------------------------------------------
                                    CLASS Y
                           9/30/06  9/30/05  9/30/04
----------------------------------------------------
INCEPTION DATE
Net asset value,
  beginning of period....   $12.31   $11.54   $10.37
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b)..........     0.14     0.15     0.10
  Net realized and
     unrealized gains
     (losses) on
     investments.........     1.27     1.10     1.17
----------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS..     1.41     1.25     1.27
----------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..     0.13     0.13     0.10
  Net realized gains.....     0.88     0.35       --
----------------------------------------------------
TOTAL DISTRIBUTIONS......     1.01     0.48     0.10
----------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.................   $12.71   $12.31   $11.54
----------------------------------------------------

TOTAL RETURN (A).........   12.26%   10.91%   12.29%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)..........      $--      $56      $42
  Ratios to average net
     assets:
     Net investment
       income (loss)*....    1.11%    1.26%    0.93%
     Net expenses*.......    0.95%    0.95%    0.95%
     Gross expenses*.....    0.95%    0.96%    0.99%
  Portfolio turnover
     rate................      52%      35%      32%
----------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

                                                           CLASS A                                            CLASS B
                              3/31/09(+)    9/30/08    9/30/07    9/30/06    9/30/05    9/30/04   3/31/09(+)   9/30/08   9/30/07
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                  12/31/96                                                            12/31/96
Net asset value, beginning
  of period.................     $20.84      $27.15     $27.64     $26.96     $24.71     $23.26      $18.62     $24.71    $25.67
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment loss (b)...       0.02        0.01      (0.02)      0.03       0.11      (0.01)      (0.03)     (0.15)    (0.20)
  Net realized and
     unrealized gains
     (losses) on
     investments............      (6.08)      (3.76)      3.64       1.23       2.19       1.46       (5.44)     (3.38)     3.35
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....      (6.06)      (3.75)      3.62       1.26       2.30       1.45       (5.47)     (3.53)     3.15
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....       0.01        0.00(c)      --         --       0.05         --        0.00(c)    0.00(c)     --
  Net realized gains........       1.17        2.56       4.11       0.58         --         --        1.17       2.56      4.11
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........       1.18        2.56       4.11       0.58       0.05         --        1.17       2.56      4.11
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD....................     $13.60      $20.84     $27.15     $27.64     $26.96     $24.71      $11.98     $18.62    $24.71
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............    (28.92%)    (14.92%)    14.24%      4.69%      9.31%      6.23%     (29.22%)   (15.55%)   13.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........   $107,932    $162,122   $215,568   $224,381   $358,382   $378,947      $2,615     $6,115   $12,542
  Ratios to average net
     assets:
     Net investment income
       (loss)*..............      0.27%       0.06%     (0.07%)     0.12%      0.43%     (0.04%)     (0.52%)    (0.71%)   (0.82%)
     Net expenses*..........      1.22%(e)    1.07%(e)   1.01%      1.02%      0.97%      1.00%       1.97%(e)   1.82%(e)  1.76%
     Gross expenses*........      1.22%       1.07%      1.01%      1.02%      0.97%      1.00%       1.97%      1.82%     1.76%
  Portfolio turnover rate...        17%         30%        28%        25%        34%        21%         17%        30%       28%
--------------------------------------------------------------------------------------------------------------------------------
                                        CLASS B
                              9/30/06   9/30/05   9/30/04
---------------------------------------------------------
INCEPTION DATE
Net asset value, beginning
  of period.................   $25.27    $23.29    $22.09
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment loss (b)...    (0.16)    (0.07)    (0.19)
  Net realized and
     unrealized gains
     (losses) on
     investments............     1.14      2.05      1.39
---------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....     0.98      1.98      1.20
---------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....       --        --        --
  Net realized gains........     0.58        --        --
---------------------------------------------------------
TOTAL DISTRIBUTIONS.........     0.58        --        --
---------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD....................   $25.67    $25.27    $23.29
---------------------------------------------------------

TOTAL RETURN (A)............    3.88%     8.50%     5.43%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........  $16,432   $27,629   $35,377
  Ratios to average net
     assets:
     Net investment income
       (loss)*..............   (0.64%)   (0.29%)   (0.78%)
     Net expenses*..........    1.77%     1.72%     1.75%
     Gross expenses*........    1.77%     1.72%     1.75%
  Portfolio turnover rate...      25%       34%       21%
---------------------------------------------------------




                                            CLASS C (LEVEL LOAD)                         CLASS R              CLASS Y
                          3/31/09(+)  9/30/08  9/30/07  9/30/06  9/30/05  9/30/04  3/31/09(+)  9/30/08  3/31/09(+)  9/30/08
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE               9/30/99                                                  1/29/08             12/31/96
Net asset value,
  beginning of period...     $18.62    $24.72   $25.68   $25.28   $23.30   $22.10     $20.80    $22.19     $21.25    $27.57
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b).........      (0.03)    (0.15)   (0.20)   (0.16)   (0.08)   (0.19)        --     (0.02)      0.04      0.07
  Net realized and
     unrealized gains
     (losses) on
     investments........      (5.43)    (3.39)    3.35     1.14     2.06     1.39      (6.06)    (1.37)     (6.20)    (3.83)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS............      (5.46)    (3.54)    3.15     0.98     1.98     1.20      (6.06)    (1.39)     (6.16)    (3.76)
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment
     income.............       0.00(c)   0.00(c)    --       --       --       --       0.00(c)   0.00(c)    0.10      0.00(c)
  Net realized gains....       1.17      2.56     4.11     0.58       --       --       1.17      0.00(c)    1.17      2.56
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....       1.17      2.56     4.11     0.58       --       --       1.17      0.00(c)    1.27      2.56
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD................     $11.99    $18.62   $24.72   $25.68   $25.28   $23.30     $13.57    $20.80     $13.82    $21.25
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........    (29.16%)  (15.59%)  13.40%    3.88%    8.50%    5.43%    (29.04%)   (6.26%)   (28.84%)  (14.71%)
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).........    $11,259   $19,630  $31,467  $39,838  $63,433  $68,744         $7        $9    $10,638    $5,531
  Ratios to average net
     assets:
     Net investment
       income (loss)*...     (0.50%)   (0.70%)  (0.82%)  (0.63%)  (0.32%)  (0.79%)     0.01%    (0.16%)     0.55%     0.29%
     Net expenses*......      1.97%(e)  1.82%(e) 1.76%    1.78%    1.72%    1.75%      1.47%(e)  1.32%(e)   0.97%(e)  0.82%(e)
     Gross expenses*....      1.97%     1.82%    1.76%    1.78%    1.72%    1.75%      1.47%     1.32%      0.97%     0.82%
  Portfolio turnover
     rate...............        17%       30%      28%      25%      34%      21%        17%       30%(d)     17%       30%
---------------------------------------------------------------------------------------------------------------------------
                                         CLASS Y
                          9/30/07  9/30/06   9/30/05   9/30/04
--------------------------------------------------------------
INCEPTION DATE
Net asset value,
  beginning of period...   $28.11   $27.40    $25.13    $23.60
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (loss) (b).........     0.04     0.10      0.16      0.05
  Net realized and
     unrealized gains
     (losses) on
     investments........     3.70     1.25      2.26      1.48
--------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS............     3.74     1.35      2.42      1.53
--------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment
     income.............     0.17     0.06      0.15        --
  Net realized gains....     4.11     0.58        --        --
--------------------------------------------------------------
TOTAL DISTRIBUTIONS.....     4.28     0.64      0.15        --
--------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD................   $27.57   $28.11    $27.40    $25.13
--------------------------------------------------------------

TOTAL RETURN (A)........   14.52%    4.94%     9.62%     6.48%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).........  $16,826  $66,149  $209,902  $139,864
  Ratios to average net
     assets:
     Net investment
       income (loss)*...    0.17%    0.34%     0.58%     0.21%
     Net expenses*......    0.75%    0.76%     0.72%     0.75%
     Gross expenses*....    0.75%    0.76%     0.72%     0.75%
  Portfolio turnover
     rate...............      28%      25%       34%       21%
--------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                            CLASS A                                         CLASS B
                                 3/31/09(+)   9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   3/31/09(+)   9/30/08   9/30/07
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                      9/30/98                                                        9/30/98
Net asset value, beginning of
  period.......................     $10.73     $16.13    $16.16    $15.70    $14.87    $12.67       $9.58     $14.82    $15.11
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).......................      (0.01)     (0.00)(c) (0.01)    (0.02)     0.04     (0.06)      (0.03)     (0.08)    (0.12)
  Net realized and unrealized
     gains (losses) on
     investments...............      (3.79)     (2.43)     2.24      1.03      2.89      2.26       (3.38)     (2.19)     2.09
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS........      (3.80)     (2.43)     2.23      1.01      2.93      2.20       (3.41)     (2.27)     1.97
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income........       0.00(c)    0.00(c)     --      0.02        --        --        0.00(c)    0.00(c)     --
  Net realized gains...........       0.86       2.97      2.26      0.53      2.10        --        0.86       2.97      2.26
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS............       0.86       2.97      2.26      0.55      2.10        --        0.86       2.97      2.26
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.......................      $6.07     $10.73    $16.13    $16.16    $15.70    $14.87       $5.31      $9.58    $14.82
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)...............    (35.78%)   (17.68%)   14.87%     6.60%    20.87%    17.36%     (36.01%)   (18.26%)   14.10%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................    $25,172    $42,271   $58,523   $59,397   $56,235   $48,852      $1,168     $2,957    $7,716
  Ratios to average net assets:
     Net investment income
       (loss)*.................     (0.15%)     0.03%    (0.03%)   (0.13%)    0.26%    (0.38%)     (0.89%)    (0.69%)   (0.78%)
     Net expenses*.............      2.05%(e)   1.37%(e)  1.24%     1.21%     1.21%     1.24%       2.79%(e)   2.12%(e)  1.98%
     Gross expenses*...........      2.14%      1.38%     1.24%     1.21%     1.21%     1.25%       2.88%      2.13%     1.98%
  Portfolio turnover rate......        31%        60%       37%       38%       34%       93%         31%        60%       37%
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS B
                                 9/30/06   9/30/05   9/30/04
------------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.......................   $14.81    $14.22    $12.22
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).......................    (0.14)    (0.06)    (0.16)
  Net realized and unrealized
     gains (losses) on
     investments...............     0.97      2.75      2.16
------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS........     0.83      2.69      2.00
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income........       --        --        --
  Net realized gains...........     0.53      2.10        --
------------------------------------------------------------
TOTAL DISTRIBUTIONS............     0.53      2.10        --
------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.......................   $15.11    $14.81    $14.22
------------------------------------------------------------

TOTAL RETURN (A)...............    5.77%    20.04%    16.37%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................  $10,583   $11,567   $11,885
  Ratios to average net assets:
     Net investment income
       (loss)*.................   (0.88%)   (0.46%)   (1.15%)
     Net expenses*.............    1.96%     1.95%     1.99%
     Gross expenses*...........    1.96%     1.96%     2.00%
  Portfolio turnover rate......      38%       34%       93%
------------------------------------------------------------




                                             CLASS C (LEVEL LOAD)                         CLASS R              CLASS Y
                           3/31/09(+)  9/30/08  9/30/07  9/30/06  9/30/05  9/30/04  3/31/09(+)  9/30/08  3/31/09(+)  9/30/08
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                9/30/99                                                  1/29/08              9/30/98
Net asset value,
  beginning of period....      $9.53    $14.76   $15.07   $14.77   $14.19   $12.19     $10.72    $11.58     $11.06    $16.50
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
     (loss) (b)..........      (0.03)    (0.08)   (0.12)   (0.13)   (0.06)   (0.16)        --     (0.03)        --      0.04
  Net realized and
     unrealized gains
     (losses) on
     investments.........      (3.36)    (2.18)    2.07     0.96     2.74     2.16      (3.81)    (0.83)     (3.91)    (2.51)
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS..      (3.39)    (2.26)    1.95     0.83     2.68     2.00      (3.81)    (0.86)     (3.91)    (2.47)
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..       0.00(c)   0.00(c)    --       --       --       --       0.00(c)   0.00(c)    0.00(c)   0.00(c)
  Net realized gains.....       0.86      2.97     2.26     0.53     2.10       --       0.86      0.00       0.86      2.97
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS......       0.86      2.97     2.26     0.53     2.10       --       0.86      0.00       0.86      2.97
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.................      $5.28     $9.53   $14.76   $15.07   $14.77   $14.19      $6.05    $10.72      $6.29    $11.06
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).........    (35.99%)  (18.28%)  13.99%    5.79%   20.02%   16.41%    (35.91%)   (7.43%)   (35.69%)  (17.50%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)..........     $2,670    $4,797   $7,428   $7,668   $8,391   $9,615         $6        $9     $2,409    $3,694
  Ratios to average net
     assets:
     Net investment
       income (loss)*....     (0.90%)   (0.72%)  (0.78%)  (0.88%)  (0.44%)  (1.12%)    (0.39%)   (0.34%)     0.10%     0.36%
     Net expenses*.......      2.80%(e)  2.12%(e) 1.99%    1.96%    1.95%    1.99%      2.30%(e)  1.62%(e)   1.80%(e)  1.12%(e)
     Gross expenses*.....      2.89%     2.14%    1.99%    1.96%    1.96%    2.00%      2.39%     1.63%      1.89%     1.12%
  Portfolio turnover
     rate................        31%       60%      37%      38%      34%      93%        31%       60%(d)     31%       60%
----------------------------------------------------------------------------------------------------------------------------
                                         CLASS Y
                           9/30/07  9/30/06  9/30/05  9/30/04
-------------------------------------------------------------
INCEPTION DATE
Net asset value,
  beginning of period....   $16.44   $15.99   $15.07   $12.81
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
     (loss) (b)..........     0.04     0.02     0.08    (0.02)
  Net realized and
     unrealized gains
     (losses) on
     investments.........     2.28     1.04     2.94     2.28
-------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS..     2.32     1.06     3.02     2.26
-------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..       --     0.08       --       --
  Net realized gains.....     2.26     0.53     2.10       --
-------------------------------------------------------------
TOTAL DISTRIBUTIONS......     2.26     0.61     2.10       --
-------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.................   $16.50   $16.44   $15.99   $15.07
-------------------------------------------------------------

TOTAL RETURN (A).........   15.20%    6.85%   21.22%   17.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)..........   $8,053  $11,990  $24,385  $23,144
  Ratios to average net
     assets:
     Net investment
       income (loss)*....    0.23%    0.10%    0.54%   (0.12%)
     Net expenses*.......    0.99%    0.95%    0.96%    0.99%
     Gross expenses*.....    0.99%    0.95%    0.96%    1.00%
  Portfolio turnover
     rate................      37%      38%      34%      93%
-------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

                                                           CLASS A                                         CLASS B
                                3/31/09(+)   9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   3/31/09(+)   9/30/08   9/30/07
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                      1/5/93                                                       12/22/93
Net asset value, beginning of
  period......................     $21.00     $32.08    $24.66    $21.05    $18.13    $16.07      $19.00     $29.48    $22.71
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)......................       0.02       0.28      0.18      0.10      0.19      0.04       (0.05)      0.06     (0.03)
  Net realized and unrealized
     gains (losses) on
     investments..............      (6.61)     (7.54)     7.38      3.64      2.83      2.05       (5.96)     (6.85)     6.80
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.......      (6.59)     (7.26)     7.56      3.74      3.02      2.09       (6.01)     (6.79)     6.77
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.......       0.31       0.12      0.14      0.13      0.10      0.03        0.08       0.00(c)     --
  Net realized gains..........       0.71       3.44        --        --        --        --        0.71       3.44        --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...........       1.02       3.56      0.14      0.13      0.10      0.03        0.79       3.44        --
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD......................     $13.39     $21.26    $32.08    $24.66    $21.05    $18.13      $12.20     $19.25    $29.48
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)..............    (32.54%)   (25.19%)   30.78%    17.85%    16.67%    13.03%     (32.79%)   (25.79%)   29.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)...........    $23,034    $36,560   $50,051   $37,653   $32,038   $30,324         $69       $222      $457
  Ratios to average net
     assets:
     Net investment income
       (loss)*................      0.21%      1.04%     0.64%     0.43%     0.95%     0.22%      (0.72%)     0.24%    (0.12%)
     Net expenses*............      1.74%(e)   1.41%(e)  1.36%     1.46%     1.49%     1.65%       2.48%(e)   2.16%(e)  2.10%
     Gross expenses*..........      1.75%      1.41%     1.36%     1.46%     1.50%     1.67%       2.49%      2.16%     2.10%
  Portfolio turnover rate.....        37%        57%       66%       57%       61%       28%         37%        57%       66%
-----------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
                                9/30/06   9/30/05   9/30/04
-----------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period......................   $19.41    $16.76    $14.94
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)......................    (0.07)     0.04     (0.09)
  Net realized and unrealized
     gains (losses) on
     investments..............     3.37      2.61      1.91
-----------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.......     3.30      2.65      1.82
-----------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.......       --        --        --
  Net realized gains..........       --        --        --
-----------------------------------------------------------
TOTAL DISTRIBUTIONS...........       --        --        --
-----------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD......................   $22.71    $19.41    $16.76
-----------------------------------------------------------

TOTAL RETURN (A)..............   17.00%    15.81%    12.18%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands)...........     $542      $826    $1,047
  Ratios to average net
     assets:
     Net investment income
       (loss)*................   (0.33%)    0.21%    (0.51%)
     Net expenses*............    2.21%     2.24%     2.40%
     Gross expenses*..........    2.21%     2.25%     2.42%
  Portfolio turnover rate.....      57%       61%       28%
-----------------------------------------------------------




                                             CLASS C (LEVEL LOAD)                            CLASS R               CLASS Y
                         3/31/09(+)   9/30/08   9/30/07   9/30/06   9/30/05   9/30/04  3/31/09(+)  9/30/08  3/31/09(+)   9/30/08
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE              9/30/99                                                       1/29/08             11/29/03
Net asset value,
  beginning of
  period..............      $19.00     $29.66    $22.85    $19.54    $16.88    $15.04     $21.00    $25.98     $21.00     $32.23
INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income (loss)
     (b)..............       (0.04)      0.10     (0.00)(c) (0.06)     0.04     (0.09)        --      0.28       0.03       0.35
  Net realized and
     unrealized gains
     (losses) on
     investments......       (5.87)     (6.93)     6.81      3.37      2.62      1.93      (6.64)    (5.05)     (6.54)     (7.59)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS..........       (5.91)     (6.83)     6.81      3.31      2.66      1.84      (6.64)    (4.77)     (6.51)     (7.24)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income...........        0.17       0.01        --        --        --        --       0.27      0.00(c)    0.37       0.20
  Net realized gains..        0.71       3.44        --        --        --        --       0.71      0.00(c)    0.71       3.44
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...        0.88       3.45        --        --        --        --       0.98      0.00(c)    1.08       3.64
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END
  OF PERIOD...........      $12.21     $19.38    $29.66    $22.85    $19.54    $16.88     $13.38    $21.21     $13.41     $21.35
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)......     (32.79%)   (25.78%)   29.80%    16.94%    15.76%    12.23%    (32.62%)  (18.36%)   (32.46%)   (25.07%)
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).......        $162       $489      $467      $318      $272      $423         $6        $8    $11,399    $18,339
  Ratios to average
     net assets:
     Net investment
       income
       (loss)*........      (0.66%)     0.39%    (0.01%)   (0.30%)    0.20%    (0.51%)    (0.03%)    1.65%      0.46%      1.28%
     Net expenses*....       2.48%(e)   2.16%(e)  2.10%     2.21%     2.24%     2.40%      2.00%(e)  1.66%(e)   1.49%(e)   1.16%(e)
     Gross expenses*..       2.48%      2.16%     2.10%     2.21%     2.25%     2.42%      2.00%     1.66%      1.49%      1.16%
  Portfolio turnover
     rate.............         37%        57%       66%       57%       61%       28%        37%       57%(d)     37%        57%
--------------------------------------------------------------------------------------------------------------------------------
                                        CLASS Y
                         9/30/07   9/30/06   9/30/05   9/30/04
--------------------------------------------------------------
INCEPTION DATE
Net asset value,
  beginning of
  period..............    $24.77    $21.14    $18.21    $16.14
INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income (loss)
     (b)..............      0.26      0.16      0.24      0.09
  Net realized and
     unrealized gains
     (losses) on
     investments......      7.40      3.66      2.84      2.05
--------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS..........      7.66      3.82      3.08      2.14
--------------------------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income...........      0.20      0.19      0.15      0.07
  Net realized gains..        --        --        --        --
--------------------------------------------------------------
TOTAL DISTRIBUTIONS...      0.20      0.19      0.15      0.07
--------------------------------------------------------------

NET ASSET VALUE, END
  OF PERIOD...........    $32.23    $24.77    $21.14    $18.21
--------------------------------------------------------------

TOTAL RETURN (A)......    31.11%    18.14%    16.98%    13.31%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).......   $25,544   $20,643   $18,183   $16,596
  Ratios to average
     net assets:
     Net investment
       income
       (loss)*........     0.91%     0.69%     1.19%     0.49%
     Net expenses*....     1.10%     1.21%     1.24%     1.40%
     Gross expenses*..     1.10%     1.21%     1.25%     1.42%
  Portfolio turnover
     rate.............       66%       57%       61%       28%
--------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                            CLASS A                                         CLASS B
                                 3/31/09(+)   9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   3/31/09(+)   9/30/08   9/30/07
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                       3/2/94                                                         3/2/94
Net asset value, beginning of
  period.......................     $16.20     $25.05    $18.79    $15.87    $12.73    $10.58      $14.97     $23.29    $17.48
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).......................       0.02       0.43      0.23      0.16      0.14      0.09       (0.01)      0.19      0.04
  Net realized and unrealized
     gains (losses) on
     investments...............      (5.38)     (6.59)     6.21      2.90      3.07      2.11       (4.98)     (6.03)     5.82
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS........      (5.36)     (6.16)     6.44      3.06      3.21      2.20       (4.99)     (5.84)     5.86
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income........       0.39       0.23      0.16      0.14      0.07      0.05        0.22       0.02      0.03
  Net realized gains...........       1.86       2.46      0.02        --        --        --        1.86       2.46      0.02
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS............       2.25       2.69      0.18      0.14      0.07      0.05        2.08       2.48      0.05
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.......................      $8.59     $16.20    $25.05    $18.79    $15.87    $12.73       $7.90     $14.97    $23.29
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)...............    (34.82%)   (27.35%)   34.50%    19.38%    25.32%    20.88%     (35.09%)   (27.86%)   33.54%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................    $25,703    $48,250   $56,956   $40,564   $28,881   $23,144        $331       $651    $1,449
  Ratios to average net assets:
     Net investment income
       (loss)*.................      0.46%      2.02%     1.06%     0.90%     0.97%     0.69%      (0.30%)     0.95%     0.22%
     Net expenses*.............      1.54%(e)   1.37%(e)  1.45%     1.58%     1.42%     1.58%       2.30%(e)   2.12%(e)  2.20%
     Gross expenses*...........      2.00%      1.51%     1.45%     1.58%     1.43%     1.58%       2.76%      2.25%     2.20%
  Portfolio turnover rate......        37%        39%       38%       39%       66%       31%         37%        39%       38%
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS B
                                 9/30/06   9/30/05   9/30/04
------------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.......................   $14.79    $11.89     $9.92
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).......................     0.02      0.02     (0.00)(c)
  Net realized and unrealized
     gains (losses) on
     investments...............     2.70      2.88      1.98
------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS........     2.72      2.90      1.98
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income........     0.03        --      0.01
  Net realized gains...........       --        --        --
------------------------------------------------------------
TOTAL DISTRIBUTIONS............     0.03        --      0.01
------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.......................   $17.48    $14.79    $11.89
------------------------------------------------------------

TOTAL RETURN (A)...............   18.41%    24.39%    19.97%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................   $1,473    $1,249    $1,286
  Ratios to average net assets:
     Net investment income
       (loss)*.................    0.13%     0.12%    (0.02%)
     Net expenses*.............    2.32%     2.18%     2.33%
     Gross expenses*...........    2.32%     2.18%     2.33%
  Portfolio turnover rate......      39%       66%       31%
------------------------------------------------------------




                                             CLASS C (LEVEL LOAD)                               CLASS R             CLASS Y
                         3/31/09(+)   9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   3/31/09(+)      9/30/08   3/31/09(+)
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE              9/30/99                                                        1/29/08                    3/2/94
Net asset value,
  beginning of
  period..............      $15.04     $23.44    $17.58    $14.85    $11.94     $9.95      $16.17       $20.63       $16.40
INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income (loss)
     (b)..............       (0.01)      0.22      0.05      0.02      0.03     (0.01)       0.02         0.38         0.06
  Net realized and
     unrealized gains
     (losses) on
     investments......       (4.99)     (6.09)     5.84      2.72      2.88      2.01       (5.38)       (4.84)       (5.46)
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS..........       (5.00)     (5.87)     5.89      2.74      2.91      2.00       (5.36)       (4.46)       (5.40)
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income...........        0.30       0.07      0.01      0.01        --      0.01        0.37         0.00(c)      0.44
  Net realized gains..        1.86       2.46      0.02        --        --        --        1.86         0.00(c)      1.86
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...        2.16       2.53      0.03      0.01        --      0.01        2.23         0.00(c)      2.30
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END
  OF PERIOD...........       $7.88     $15.04    $23.44    $17.58    $14.85    $11.94       $8.58       $16.17        $8.70
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)......     (35.10%)   (27.86%)   33.53%    18.48%    24.37%    20.07%     (34.84%)     (21.62%)     (34.66%)
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).......        $837     $1,462    $1,259    $1,031    $1,196    $1,081          $5           $8       $9,072
  Ratios to average
     net assets:
     Net investment
       income
       (loss)*........      (0.28%)     1.10%     0.25%     0.12%     0.19%    (0.09%)      0.30%        2.79%        1.12%
     Net expenses*....       2.30%(e)   2.12%(e)  2.20%     2.31%     2.17%     2.32%       1.81%(e)     1.62%(e)     1.37%(e)
     Gross expenses*..       2.76%      2.27%     2.20%     2.31%     2.18%     2.33%       2.26%        1.77%        1.76%
  Portfolio turnover
     rate.............         37%        39%       38%       39%       66%       31%         37%          39%(d)       37%
----------------------------------------------------------------------------------------------------------------------------
                                             CLASS Y
                         9/30/08   9/30/07   9/30/06   9/30/05   9/30/04
------------------------------------------------------------------------
INCEPTION DATE
Net asset value,
  beginning of
  period..............    $25.33    $18.99    $16.01    $12.85    $10.68
INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income (loss)
     (b)..............      0.46      0.28      0.09      0.18      0.12
  Net realized and
     unrealized gains
     (losses) on
     investments......     (6.64)     6.29      3.06      3.09      2.14
------------------------------------------------------------------------
TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS..........     (6.18)     6.57      3.15      3.27      2.26
------------------------------------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income...........      0.29      0.21      0.17      0.11      0.09
  Net realized gains..      2.46      0.02        --        --        --
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...      2.75      0.23      0.17      0.11      0.09
------------------------------------------------------------------------

NET ASSET VALUE, END
  OF PERIOD...........    $16.40    $25.33    $18.99    $16.01    $12.85
------------------------------------------------------------------------

TOTAL RETURN (A)......   (27.19%)   34.85%    19.83%    25.58%    21.22%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).......    $8,872   $10,354    $7,679   $69,794   $46,942
  Ratios to average
     net assets:
     Net investment
       income
       (loss)*........     2.13%     1.29%     0.51%     1.26%     0.95%
     Net expenses*....     1.12%(e)  1.20%     1.17%     1.17%     1.33%
     Gross expenses*..     1.26%     1.20%     1.17%     1.17%     1.33%
  Portfolio turnover
     rate.............       39%       38%       39%       66%       31%
------------------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                                           CLASS A                                            CLASS B
                              3/31/09(+)    9/30/08    9/30/07    9/30/06    9/30/05    9/30/04   3/31/09(+)   9/30/08   9/30/07
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                    1/5/93                                                            12/22/93
Net asset value, beginning
  of period.................     $20.16      $27.03     $25.10     $24.94     $23.67     $22.19      $19.36     $26.02    $24.23
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................       0.13        0.40       0.46       0.44       0.43       0.30        0.07       0.21      0.26
  Net realized and
     unrealized gains
     (losses) on
     investments............      (4.30)      (4.54)      4.01       1.91       1.67       1.45       (4.13)     (4.36)     3.87
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....      (4.17)      (4.14)      4.47       2.35       2.10       1.75       (4.06)     (4.15)     4.13
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....       0.39        0.44       0.53       0.42       0.39       0.27        0.19       0.22      0.33
  Net realized gains........       1.05        2.29       2.01       1.77       0.44         --        1.05       2.29      2.01
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........       1.44        2.73       2.54       2.19       0.83       0.27        1.24       2.51      2.34
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD....................     $14.55      $20.16     $27.03     $25.10     $24.94     $23.67      $14.06     $19.36    $26.02
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............    (20.83%)    (16.87%)    19.03%     10.01%      8.90%      7.94%     (21.15%)   (17.47%)   18.15%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........    $85,685    $116,282   $147,927   $133,003   $129,971   $128,471      $5,118     $8,222   $13,980
  Ratios to average net
     assets:
     Net investment
       income*..............      1.73%       1.68%      1.82%      1.81%      1.74%      1.28%       0.97%      0.91%     1.07%
     Net expenses*..........      1.00%(e)    0.90%(e)   0.87%      0.89%      0.80%      0.81%       1.75%(e)   1.65%(e)  1.62%
     Gross expenses*........      1.13%       0.90%      0.87%      0.89%      0.81%      0.81%       1.89%      1.66%     1.62%
  Portfolio turnover rate...        78%        156%       133%       118%       119%       135%         78%       156%      133%
--------------------------------------------------------------------------------------------------------------------------------
                                        CLASS B
                              9/30/06   9/30/05   9/30/04
---------------------------------------------------------
INCEPTION DATE
Net asset value, beginning
  of period.................   $24.13    $22.91    $21.50
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................     0.25      0.24      0.12
  Net realized and
     unrealized gains
     (losses) on
     investments............     1.84      1.61      1.42
---------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....     2.09      1.85      1.54
---------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....     0.22      0.19      0.13
  Net realized gains........     1.77      0.44        --
---------------------------------------------------------
TOTAL DISTRIBUTIONS.........     1.99      0.63      0.13
---------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD....................   $24.23    $24.13    $22.91
---------------------------------------------------------

TOTAL RETURN (A)............    9.18%     8.13%     7.15%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........  $14,942   $17,746   $20,077
  Ratios to average net
     assets:
     Net investment
       income*..............    1.04%     0.99%     0.53%
     Net expenses*..........    1.64%     1.55%     1.56%
     Gross expenses*........    1.64%     1.56%     1.56%
  Portfolio turnover rate...     118%      119%      135%
---------------------------------------------------------




                                                CLASS C (LEVEL LOAD)                         CLASS R              CLASS Y
                              3/31/09(+)  9/30/08  9/30/07  9/30/06  9/30/05  9/30/04  3/31/09(+)  9/30/08  3/31/09(+)  9/30/08
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                   9/30/99                                                  1/29/08             11/29/93
Net asset value, beginning
  of period.................     $18.76    $25.36   $23.67   $23.62   $22.51   $21.18     $20.13    $22.72     $20.39    $27.31
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................       0.07      0.21     0.26     0.24     0.23     0.13       0.12      0.25       0.16      0.47
  Net realized and
     unrealized gains
     (losses) on
     investments............      (4.01)    (4.24)    3.77     1.80     1.58     1.39      (4.31)    (2.84)     (4.35)    (4.59)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....      (3.94)    (4.03)    4.03     2.04     1.81     1.52      (4.19)    (2.59)     (4.19)    (4.12)
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....       0.24      0.28     0.33     0.22     0.26     0.19       0.35      0.00(c)    0.45      0.51
  Net realized gains........       1.05      2.29     2.01     1.77     0.44       --       1.05      0.00(c)    1.05      2.29
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........       1.29      2.57     2.34     1.99     0.70     0.19       1.40      0.00(c)    1.50      2.80
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD....................     $13.53    $18.76   $25.36   $23.67   $23.62   $22.51     $14.54    $20.13     $14.70    $20.39
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............    (21.16%)  (17.48%)  18.16%    9.18%    8.12%    7.14%    (20.98%)  (11.40%)   (20.72%)  (16.65%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........     $8,765   $13,674  $14,462  $12,759  $15,975  $15,743         $7        $9     $6,031    $5,571
  Ratios to average net
     assets:
     Net investment
       income*..............      0.97%     0.93%    1.07%    1.04%    0.99%    0.57%      1.48%     1.67%      2.00%     1.96%
     Net expenses*..........      1.75%(e)  1.65%(e) 1.62%    1.64%    1.55%    1.55%      1.26%(e)  1.15%(e)   0.76%(e)  0.65%(e)
     Gross expenses*........      1.89%     1.66%    1.62%    1.64%    1.56%    1.56%      1.39%     1.15%      0.88%     0.65%
  Portfolio turnover rate...        78%      156%     133%     118%     119%     135%        78%      156%(d)     78%      156%
-------------------------------------------------------------------------------------------------------------------------------
                                            CLASS Y
                              9/30/07  9/30/06  9/30/05   9/30/04
-----------------------------------------------------------------
INCEPTION DATE
Net asset value, beginning
  of period.................   $25.34   $25.01   $23.74    $22.24
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................     0.53     0.47     0.50      0.36
  Net realized and
     unrealized gains
     (losses) on
     investments............     4.04     2.11     1.66      1.47
-----------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....     4.57     2.58     2.16      1.83
-----------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....     0.59     0.48     0.45      0.33
  Net realized gains........     2.01     1.77     0.44        --
-----------------------------------------------------------------
TOTAL DISTRIBUTIONS.........     2.60     2.25     0.89      0.33
-----------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD....................   $27.31   $25.34   $25.01    $23.74
-----------------------------------------------------------------

TOTAL RETURN (A)............   19.31%   11.03%    9.20%     8.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........   $5,670   $3,161  $94,317  $107,340
  Ratios to average net
     assets:
     Net investment
       income*..............    2.07%    1.82%    2.01%     1.52%
     Net expenses*..........    0.62%    0.56%    0.55%     0.56%
     Gross expenses*........    0.62%    0.56%    0.56%     0.56%
  Portfolio turnover rate...     133%     118%     119%      135%
-----------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                           CLASS A                                            CLASS B
                              3/31/09(+)    9/30/08    9/30/07    9/30/06    9/30/05    9/30/04   3/31/09(+)   9/30/08   9/30/07
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                    9/8/93                                                             4/22/87
Net asset value, beginning
  of period.................      $8.85       $8.60      $8.56      $8.69      $8.79      $8.90      $8.93      $8.68     $8.63
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................       0.16        0.31       0.34       0.32       0.28       0.25       0.12       0.25      0.28
  Net realized and
     unrealized gains
     (losses) on
     investments............       0.32        0.26       0.04      (0.13)     (0.10)     (0.11)      0.32       0.25      0.05
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....       0.48        0.57       0.38       0.19       0.18       0.14       0.44       0.50      0.33
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....       0.15        0.32       0.34       0.32       0.28       0.25       0.11       0.25      0.28
  Net realized gains........       0.00(c)     0.00(c)      --         --         --         --       0.00(c)    0.00(c)     --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........       0.15        0.32       0.34       0.32       0.28       0.25       0.11       0.25      0.28
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD....................      $9.18       $8.85      $8.60      $8.56      $8.69      $8.79      $9.26      $8.93     $8.68
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............      5.41%       6.63%      4.57%      2.27%      2.08%      1.60%      4.98%      5.80%     3.91%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........   $117,377    $114,342   $119,640   $132,535   $154,259   $169,373       $560       $590      $896
  Ratios to average net
     assets:
     Net investment
       income*..............      3.33%       3.57%      4.01%      3.76%      3.21%      2.80%      2.58%      2.83%     3.24%
     Net expenses*..........      0.86%(e)    0.92%(e)   0.89%      0.88%      0.86%      0.95%      1.61%(e)   1.67%(e)  1.64%
     Gross expenses*........      0.86%       0.94%      0.90%      0.88%      0.86%      0.96%      1.61%      1.70%     1.65%
  Portfolio turnover rate...        47%        279%       323%       275%       148%       217%        47%       279%      323%
--------------------------------------------------------------------------------------------------------------------------------
                                        CLASS B
                              9/30/06   9/30/05   9/30/04
---------------------------------------------------------
INCEPTION DATE
Net asset value, beginning
  of period.................    $8.77     $8.86     $8.98
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................     0.26      0.21      0.18
  Net realized and
     unrealized gains
     (losses) on
     investments............    (0.14)    (0.08)    (0.12)
---------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.....     0.12      0.13      0.06
---------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....     0.26      0.22      0.18
  Net realized gains........       --        --        --
---------------------------------------------------------
TOTAL DISTRIBUTIONS.........     0.26      0.22      0.18
---------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD....................    $8.63     $8.77     $8.86
---------------------------------------------------------

TOTAL RETURN (A)............    1.40%     1.44%     0.74%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........   $1,468    $2,327    $5,159
  Ratios to average net
     assets:
     Net investment
       income*..............    3.01%     2.43%     2.04%
     Net expenses*..........    1.63%     1.61%     1.70%
     Gross expenses*........    1.63%     1.62%     1.71%
  Portfolio turnover rate...     275%      148%      217%
---------------------------------------------------------




                                                CLASS C (LEVEL LOAD)
                       3/31/09(-
                               +     9/30/08     9/30/07     9/30/06     9/30/05     9/30/04
--------------------------------------------------------------------------------------------
INCEPTION DATE           9/30/99
Net asset value,
  beginning of
  period............     $8.98       $8.71       $8.66       $8.80       $8.89       $9.00
INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income (b).....      0.12        0.25        0.28        0.26        0.22        0.18
  Net realized and
     unrealized
     gains (losses)
     on
     investments....      0.32        0.27        0.05       (0.14)      (0.09)      (0.11)
--------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT
  OPERATIONS........      0.44        0.52        0.33        0.12        0.13        0.07
--------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income.........      0.11        0.25        0.28        0.26        0.22        0.18
  Net realized
     gains..........      0.00(c)     0.00(c)       --          --          --          --
--------------------------------------------------------------------------------------------
TOTAL
  DISTRIBUTIONS.....      0.11        0.25        0.28        0.26        0.22        0.18
--------------------------------------------------------------------------------------------

NET ASSET VALUE, END
  OF PERIOD.........     $9.31       $8.98       $8.71       $8.66       $8.80       $8.89
--------------------------------------------------------------------------------------------

TOTAL RETURN (A)....     4.95%       6.02%       3.90%       1.41%       1.44%       0.85%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).....      $723        $409        $294        $418        $543        $777
  Ratios to average
     net assets:
     Net investment
       income*......     2.52%       2.77%       3.24%       3.01%       2.40%       2.04%
     Net expenses*..     1.60%(e)    1.67%(e)    1.64%       1.63%       1.61%       1.70%
     Gross
       expenses*....     1.60%       1.68%       1.64%       1.63%       1.62%       1.71%
  Portfolio turnover
     rate...........       47%        279%        323%        275%        148%        217%
--------------------------------------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

                                                            CLASS A                                         CLASS B
                                 3/31/09(+)   9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   3/31/09(+)   9/30/08   9/30/07
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                       3/2/94                                                         3/2/94
Net asset value, beginning of
  period.......................     $11.31     $11.29    $11.23    $11.31    $11.67    $12.04     $11.30      $11.27    $11.22
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)....       0.14       0.40      0.49      0.48      0.48      0.36       0.11        0.34      0.42
  Net realized and unrealized
     gains (losses) on
     investments...............       0.20       0.02      0.05     (0.09)    (0.36)    (0.25)      0.19        0.02      0.05
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS...................       0.34       0.42      0.54      0.39      0.12      0.11       0.30        0.36      0.47
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income........       0.14       0.40      0.48      0.47      0.48      0.36       0.11        0.33      0.42
  Net realized gains...........       0.00(c)    0.00(c)     --        --        --      0.09       0.00(c)     0.00(c)     --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS............       0.14       0.40      0.48      0.47      0.48      0.48       0.11        0.33      0.42
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.......................     $11.51     $11.31    $11.29    $11.23    $11.31    $11.67     $11.49      $11.30    $11.27
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)...............      3.02%      3.78%     4.95%     3.51%     1.08%     0.91%      2.63%       3.25%     4.23%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................    $44,166    $41,040   $38,705   $37,676   $43,909   $53,825     $1,257      $1,750    $3,219
  Ratios to average net assets:
     Net investment income*....      2.52%      3.54%     4.34%     4.27%     4.15%     3.02%      2.02%       3.09%     3.75%
     Net expenses*.............      0.82%(e)   0.80%(e)  0.80%     0.79%     0.78%     0.75%      1.42%(e)    1.40%(e)  1.40%
     Gross expenses*...........      0.82%      0.80%     0.80%     0.80%     0.86%     0.86%      1.42%       1.41%     1.40%
  Portfolio turnover rate......        95%       263%      114%      222%       91%       89%        95%        263%      114%
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS B
                                 9/30/06   9/30/05   9/30/04
------------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.......................   $11.29    $11.65    $12.02
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)....     0.41      0.41      0.29
  Net realized and unrealized
     gains (losses) on
     investments...............    (0.08)    (0.36)    (0.25)
------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS...................     0.33      0.05      0.04
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income........     0.40      0.41      0.29
  Net realized gains...........       --        --      0.09
------------------------------------------------------------
TOTAL DISTRIBUTIONS............     0.40      0.41      0.41
------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.......................   $11.22    $11.29    $11.65
------------------------------------------------------------

TOTAL RETURN (A)...............    2.98%     0.47%     0.30%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................   $4,543    $4,243    $5,044
  Ratios to average net assets:
     Net investment income*....    3.67%     3.55%     2.44%
     Net expenses*.............    1.39%     1.38%     1.35%
     Gross expenses*...........    1.40%     1.46%     1.46%
  Portfolio turnover rate......     222%       91%       89%
------------------------------------------------------------




                                              CLASS C (LEVEL LOAD)                         CLASS R              CLASS Y
                            3/31/09(+)  9/30/08  9/30/07  9/30/06  9/30/05  9/30/04  3/31/09(+)  9/30/08  3/31/09(+)  9/30/08
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                 9/30/99                                                  1/29/08               3/2/94
Net asset value, beginning
  of period...............    $11.30     $11.27   $11.22   $11.29   $11.65   $12.02    $11.31     $11.42     $11.28    $11.25
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)..................      0.10       0.32     0.40     0.39     0.39     0.26      0.13       0.23       0.16      0.43
  Net realized and
     unrealized gains
     (losses) on
     investments..........      0.19       0.03     0.05    (0.08)   (0.35)   (0.24)     0.20      (0.11)      0.18      0.03
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS...      0.29       0.35     0.45     0.31     0.04     0.02      0.33       0.12       0.34      0.46
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...      0.10       0.32     0.40     0.38     0.40     0.27      0.13       0.23       0.15      0.43
  Net realized gains......      0.00(c)    0.00(c)    --       --       --     0.09      0.00(c)    0.00(c)    0.00(c)   0.00(c)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.......      0.10       0.32     0.40     0.38     0.40     0.39      0.13       0.23       0.15      0.43
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD..................    $11.49     $11.30   $11.27   $11.22   $11.29   $11.65    $11.51     $11.31     $11.47    $11.28
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)..........     2.54%      3.09%    4.08%    2.83%    0.32%    0.14%     2.90%      1.07%      3.07%     4.14%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)...........    $5,250     $3,311   $3,039   $4,007   $5,322   $7,591       $10        $10    $61,457   $57,131
  Ratios to average net
     assets:
     Net investment
       income*............     1.65%      2.83%    3.60%    3.53%    3.38%    2.24%     2.28%      3.07%      2.78%     3.80%
     Net expenses*........     1.56%(e)   1.55%(e) 1.55%    1.55%    1.53%    1.50%     1.06%(e)   1.05%(e)   0.57%(e)  0.55%(e)
     Gross expenses*......     1.56%      1.55%    1.55%    1.56%    1.61%    1.61%     1.06%      1.05%      0.57%     0.55%
  Portfolio turnover
     rate.................       95%       263%     114%     222%      91%      89%       95%       263%(d)     95%      263%
-----------------------------------------------------------------------------------------------------------------------------
                                          CLASS Y
                            9/30/07  9/30/06  9/30/05  9/30/04
--------------------------------------------------------------
INCEPTION DATE
Net asset value, beginning
  of period...............   $11.20   $11.27   $11.63   $12.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)..................     0.51     0.49     0.52     0.38
  Net realized and
     unrealized gains
     (losses) on
     investments..........     0.05    (0.07)   (0.37)   (0.23)
--------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS...     0.56     0.42     0.15     0.15
--------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...     0.51     0.49     0.51     0.40
  Net realized gains......       --       --       --     0.09
--------------------------------------------------------------
TOTAL DISTRIBUTIONS.......     0.51     0.49     0.51     0.52
--------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD..................   $11.25   $11.20   $11.27   $11.63
--------------------------------------------------------------

TOTAL RETURN (A)..........    5.12%    3.84%    1.32%    1.26%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)...........  $54,444  $50,153   $7,302   $7,821
  Ratios to average net
     assets:
     Net investment
       income*............    4.59%    4.39%    4.41%    3.41%
     Net expenses*........    0.55%    0.54%    0.53%    0.50%
     Gross expenses*......    0.55%    0.55%    0.61%    0.62%
  Portfolio turnover
     rate.................     114%     222%      91%      89%
--------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE TAX-EXEMPT FUND
--------------------------------------------------------------------------------

                                                            CLASS A                                         CLASS B
                                 3/31/09(+)   9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   3/31/09(+)   9/30/08   9/30/07
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                       9/8/93                                                         9/8/93
Net asset value, beginning of
  period.......................     $10.90     $11.41    $11.63    $11.77    $12.04    $12.19     $10.89      $11.41    $11.63
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)....       0.21       0.43      0.46      0.46      0.45      0.43       0.16        0.33      0.38
  Net realized and unrealized
     gains (losses) on
     investments...............       0.36      (0.52)    (0.22)    (0.14)    (0.27)    (0.15)      0.37       (0.51)    (0.23)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS...................       0.57      (0.09)     0.24      0.32      0.18      0.28       0.53       (0.18)     0.15
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income........       0.20       0.42      0.46      0.46      0.45      0.43       0.16        0.34      0.37
  Net realized gains...........       0.00(c)    0.00(c)     --        --        --        --       0.00(c)     0.00(c)     --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS............       0.20       0.42      0.46      0.46      0.45      0.43       0.16        0.34      0.37
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.......................     $11.27     $10.90    $11.41    $11.63    $11.77    $12.04     $11.26      $10.89    $11.41
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)...............      5.28%     (0.84%)    2.11%     2.82%     1.50%     2.37%      4.89%      (1.67%)    1.35%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................    $33,948    $30,972   $29,433   $26,327   $29,685   $40,638        $98        $158      $484
  Ratios to average net assets:
     Net investment income*....      3.65%      3.72%     4.00%     3.98%     3.77%     3.58%      2.91%       2.99%     3.27%
     Net expenses*.............      0.86%(e)   0.87%(e)  0.87%     0.87%     0.87%     0.87%      1.62%(e)    1.62%(e)  1.62%
     Gross expenses*...........      1.13%      1.12%     1.12%     1.04%     0.96%     0.90%      1.89%       1.89%     1.87%
  Portfolio turnover rate......        21%        28%       40%       43%       39%       17%        21%         28%       40%
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS B
                                 9/30/06   9/30/05   9/30/04
------------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.......................   $11.77    $12.04    $12.18
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)....     0.37      0.36      0.34
  Net realized and unrealized
     gains (losses) on
     investments...............    (0.14)    (0.27)    (0.14)
------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS...................     0.23      0.09      0.20
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income........     0.37      0.36      0.34
  Net realized gains...........       --        --        --
------------------------------------------------------------
TOTAL DISTRIBUTIONS............     0.37      0.36      0.34
------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.......................   $11.63    $11.77    $12.04
------------------------------------------------------------

TOTAL RETURN (A)...............    2.05%     0.75%     1.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................     $849    $1,630    $2,582
  Ratios to average net assets:
     Net investment income*....    3.24%     3.02%     2.82%
     Net expenses*.............    1.62%     1.62%     1.62%
     Gross expenses*...........    1.79%     1.71%     1.66%
  Portfolio turnover rate......      43%       39%       17%
------------------------------------------------------------




                                                      CLASS C (LEVEL LOAD)                                   CLASS Y
                                  3/31/09(+)   9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   3/31/09(+)   9/30/08   9/30/07
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                       9/30/99                                                        9/26/97
Net asset value, beginning of
  period.......................     $10.89      $11.41    $11.62    $11.76    $12.04    $12.18     $11.78      $12.34    $12.57
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)....       0.16        0.34      0.37      0.38      0.36      0.34       0.23        0.49      0.53
  Net realized and unrealized
     gains (losses) on
     investments...............       0.37       (0.52)    (0.21)    (0.14)    (0.28)    (0.14)      0.40       (0.56)    (0.23)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS...................       0.53       (0.18)     0.16      0.24      0.08      0.20       0.63       (0.07)     0.30
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income........       0.16        0.34      0.37      0.38      0.36      0.34       0.23        0.49      0.53
  Net realized gains...........       0.00(c)     0.00(c)     --        --        --        --       0.00(c)     0.00(c)     --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS............       0.16        0.34      0.37      0.38      0.36      0.34       0.23        0.49      0.53
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.......................     $11.26      $10.89    $11.41    $11.62    $11.76    $12.04     $12.18      $11.78    $12.34
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)...............      4.88%      (1.68%)    1.44%     2.06%     0.66%     1.69%      5.41%      (0.65%)    2.43%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................       $344        $208      $228      $364      $956    $1,771        $64         $36       $36
  Ratios to average net assets:
     Net investment income*....      2.84%       2.96%     3.27%     3.27%     3.03%     2.83%      3.85%       3.99%     4.25%
     Net expenses*.............      1.60%(e)    1.62%(e)  1.62%     1.63%     1.63%     1.62%      0.60%(e)    0.62%(e)  0.62%
     Gross expenses*...........      1.87%       1.88%     1.87%     1.79%     1.71%     1.66%      0.87%       0.86%     0.87%
  Portfolio turnover rate......        21%         28%       40%       43%       39%       17%        21%         28%       40%
-------------------------------------------------------------------------------------------------------------------------------
                                            CLASS Y
                                  9/30/06   9/30/05   9/30/04
-------------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.......................    $12.72    $13.04    $13.18
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)....      0.53      0.51      0.50
  Net realized and unrealized
     gains (losses) on
     investments...............     (0.15)    (0.31)    (0.14)
-------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS...................      0.38      0.20      0.36
-------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income........      0.53      0.52      0.50
  Net realized gains...........        --        --        --
-------------------------------------------------------------
TOTAL DISTRIBUTIONS............      0.53      0.52      0.50
-------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.......................    $12.57    $12.72    $13.04
-------------------------------------------------------------

TOTAL RETURN (A)...............     3.09%     1.54%     2.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)................       $35       $34       $33
  Ratios to average net assets:
     Net investment income*....     4.24%     3.98%     3.81%
     Net expenses*.............     0.61%     0.62%     0.62%
     Gross expenses*...........     0.77%     0.71%     0.66%
  Portfolio turnover rate......       43%       39%       17%
-------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE FIXED INCOME FUND
--------------------------------------------------------------------------------

                                                           CLASS A                                            CLASS B
                              3/31/09(+)    9/30/08    9/30/07    9/30/06    9/30/05    9/30/04   3/31/09(+)   9/30/08   9/30/07
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                    1/5/93                                                            12/22/93
Net asset value, beginning
  of period.................     $11.44      $11.84     $11.90     $12.12     $12.56     $12.78     $11.44      $11.84    $11.90
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................       0.23        0.50       0.61       0.57       0.48       0.41       0.18        0.41      0.52
  Net realized and
     unrealized gains
     (losses) on
     investments............      (0.22)      (0.40)     (0.07)     (0.20)     (0.22)     (0.04)     (0.21)      (0.40)    (0.06)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS................       0.01        0.10       0.54       0.37       0.26       0.37      (0.03)       0.01      0.46
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....       0.22        0.50       0.60       0.56       0.47       0.42       0.18        0.41      0.52
  Net realized gains........       0.00(c)     0.00(c)      --       0.03       0.23       0.17       0.00(c)     0.00(c)     --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........       0.22        0.50       0.60       0.59       0.70       0.59       0.18        0.41      0.52
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD....................     $11.23      $11.44     $11.84     $11.90     $12.12     $12.56     $11.23      $11.44    $11.84
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............      0.14%       0.73%      4.77%      3.13%      2.11%      2.99%     (0.23%)     (0.11%)    3.99%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........   $105,716    $115,933   $121,475   $130,779   $142,688   $153,014       $530        $803    $1,472
  Ratios to average net
     assets:
     Net investment
       income*..............      4.08%       4.19%      5.10%      4.84%      3.85%      3.30%      3.39%       3.50%     4.34%
     Net expenses*..........      0.87%(e)    0.84%(e)   0.82%      0.80%      0.80%      0.78%      1.62%(e)    1.59%(e)  1.57%
     Gross expenses*........      0.91%       0.85%      0.83%      0.86%      0.81%      0.79%      1.67%       1.60%     1.58%
  Portfolio turnover rate...       181%        467%       385%       337%       311%       363%       181%        467%      385%
--------------------------------------------------------------------------------------------------------------------------------
                                        CLASS B
                              9/30/06   9/30/05   9/30/04
---------------------------------------------------------
INCEPTION DATE
Net asset value, beginning
  of period.................   $12.12    $12.56    $12.78
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b)....................     0.48      0.38      0.32
  Net realized and
     unrealized gains
     (losses) on
     investments............    (0.19)    (0.21)    (0.04)
---------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS................     0.29      0.17      0.28
---------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....     0.48      0.38      0.33
  Net realized gains........     0.03      0.23      0.17
---------------------------------------------------------
TOTAL DISTRIBUTIONS.........     0.51      0.61      0.50
---------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD....................   $11.90    $12.12    $12.56
---------------------------------------------------------

TOTAL RETURN (A)............    2.45%     1.34%     2.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands).........   $2,078    $2,728    $3,208
  Ratios to average net
     assets:
     Net investment
       income*..............    4.08%     3.09%     2.55%
     Net expenses*..........    1.55%     1.55%     1.53%
     Gross expenses*........    1.61%     1.56%     1.54%
  Portfolio turnover rate...     337%      311%      363%
---------------------------------------------------------




                                             CLASS C (LEVEL LOAD)                         CLASS R              CLASS Y
                           3/31/09(+)  9/30/08  9/30/07  9/30/06  9/30/05  9/30/04  3/31/09(+)  9/30/08  3/31/09(+)  9/30/08
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                9/30/99                                                  1/29/08             11/29/93
Net asset value,
  beginning of period....    $11.46     $11.86   $11.91   $12.14   $12.57   $12.79    $11.45     $12.15     $11.43    $11.84
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b).................      0.18       0.41     0.52     0.49     0.38     0.32      0.21       0.29       0.24      0.53
  Net realized and
     unrealized gains
     (losses) on
     investments.........     (0.21)     (0.40)   (0.05)   (0.21)   (0.20)   (0.04)    (0.20)     (0.70)     (0.21)    (0.41)
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS..     (0.03)      0.01     0.47     0.28     0.18     0.28      0.01      (0.41)      0.03      0.12
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..      0.18       0.41     0.52     0.48     0.38     0.33      0.21       0.29       0.24      0.53
  Net realized gains.....      0.00(c)    0.00(c)    --     0.03     0.23     0.17      0.00(c)    0.00(c)    0.00(c)   0.00(c)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS......      0.18       0.41     0.52     0.51     0.61     0.50      0.21       0.29       0.24      0.53
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.................    $11.25     $11.46   $11.86   $11.91   $12.14   $12.57    $11.25     $11.45     $11.22    $11.43
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).........    (0.23%)    (0.02%)   3.99%    2.37%    1.43%    2.22%     0.01%     (3.43%)     0.26%     0.89%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)..........    $1,185       $922   $1,108   $1,237   $1,731   $2,681       $10        $10    $11,738   $12,944
  Ratios to average net
     assets:
     Net investment
       income*...........     3.28%      3.44%    4.34%    4.09%    3.10%    2.55%     3.81%      3.70%      4.33%     4.45%
     Net expenses*.......     1.62%(e)   1.59%(e) 1.57%    1.55%    1.55%    1.53%     1.13%(e)   1.09%(e)   0.62%(e)  0.59%(e)
     Gross expenses*.....     1.66%      1.60%    1.58%    1.61%    1.56%    1.54%     1.17%      1.11%      0.66%     0.60%
  Portfolio turnover
     rate................      181%       467%     385%     337%     311%     363%      181%       467%(d)    181%      467%
----------------------------------------------------------------------------------------------------------------------------
                                         CLASS Y
                           9/30/07  9/30/06  9/30/05  9/30/04
-------------------------------------------------------------
INCEPTION DATE
Net asset value,
  beginning of period....   $11.89   $12.11   $12.55   $12.77
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
     (b).................     0.64     0.61     0.51     0.44
  Net realized and
     unrealized gains
     (losses) on
     investments.........    (0.06)   (0.21)   (0.22)   (0.04)
-------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS..     0.58     0.40     0.29     0.40
-------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..     0.63     0.59     0.50     0.45
  Net realized gains.....       --     0.03     0.23     0.17
-------------------------------------------------------------
TOTAL DISTRIBUTIONS......     0.63     0.62     0.73     0.62
-------------------------------------------------------------

NET ASSET VALUE, END OF
  PERIOD.................   $11.84   $11.89   $12.11   $12.55
-------------------------------------------------------------

TOTAL RETURN (A).........    5.03%    3.48%    2.36%    3.24%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     period (in
     thousands)..........  $14,221  $14,900  $87,216  $94,622
  Ratios to average net
     assets:
     Net investment
       income*...........    5.35%    4.99%    4.10%    3.55%
     Net expenses*.......    0.57%    0.55%    0.55%    0.53%
     Gross expenses*.....    0.58%    0.58%    0.56%    0.54%
  Portfolio turnover
     rate................     385%     337%     311%     363%
-------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                       RETAIL CLASS

                       3/31/09(-     9/30/0-
                               +       8         9/30/07     9/30/06     9/30/05     9/30/04
---------------------------------------------------------------------------------------------------

INCEPTION DATE            1/5/93
Net asset value,
  beginning of
  period............       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income (b)........        0.01        0.03        0.05        0.04        0.02        0.01
Net realized and
  unrealized gains
  (losses) in
  investments.......          --          --          --          --          --          --
---------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT
  OPERATIONS........        0.01        0.03        0.05        0.04        0.02        0.01
---------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income (loss)..        0.01        0.03        0.05        0.04        0.02        0.01
  Net realized
     gains..........        0.00(c)     0.00(c)       --          --          --          --
---------------------------------------------------------------------------------------------------
TOTAL
  DISTRIBUTIONS.....        0.01        0.03        0.05        0.04        0.02        0.01
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, END
  OF PERIOD.........       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------

TOTAL RETURN (A)....       0.58%       3.05%       5.09%       4.38%       2.36%       0.89%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).....    $185,182    $203,595    $265,440    $214,333    $214,638    $234,979
  Ratios to average
     net assets:
     Net investment
       income*......       1.18%       3.07%       4.97%       4.29%       2.32%       0.85%
     Net expenses*..       0.34%       0.41%       0.39%       0.41%       0.40%       0.35%
     Gross
       expenses*....       0.34%       0.41%       0.39%       0.41%       0.40%       0.35%
---------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                        INSTITUTIONAL CLASS

                        3/31/09-
                          (+)       9/30/08
--------------------------------------------
INCEPTION DATE           3/17/08
Net asset value,
  beginning of
  period............       $1.00       $1.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income (b)........        0.01        0.01
Net realized and
  unrealized gains
  (losses) in
  investments.......          --          --
--------------------------------------------
TOTAL INCOME FROM
  INVESTMENT
  OPERATIONS........        0.01        0.01
--------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income (loss)..        0.01        0.01
  Net realized
     gains..........        0.00(c)     0.00(c)
--------------------------------------------
TOTAL
  DISTRIBUTIONS.....        0.01        0.01
--------------------------------------------

NET ASSET VALUE, END
  OF PERIOD.........       $1.00       $1.00
--------------------------------------------

TOTAL RETURN (A)....       0.58%       1.10%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).....    $592,662    $682,828
  Ratios to average
     net assets:
     Net investment
       income*......       1.18%       2.04%
     Net expenses*..       0.34%       0.29%
     Gross
       expenses*....       0.34%       0.29%
--------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(b) Net investment income per share is based on average shares outstanding during the period.

(c)    Less than $0.01 per share.

(d)    Less than $1,000 of asset in share class.

(e) Includes waiver of management fee with respect to the Fund's investment in the GE Money Market Fund.

     * Annualized for periods lees than one year.

     + Unaudited.


See Notes to Financial Highlights and Notes to Financial Statements.

                                                            GE             GE               GE               GE
                                                          U.S.     CORE VALUE          PREMIER        SMALL-CAP
  Statements of Assets                                  EQUITY         EQUITY    GROWTH EQUITY           EQUITY
  and Liabilities March 31, 2009                          FUND           FUND             FUND             FUND
ASSETS
  Investments in securities (at cost
     $323,020,572; $35,827,351;
     $179,416,730; $45,253,147; $46,271,538;
     $53,799,424; $109,069,232;
     $104,758,848; $105,196,037;
     $33,168,122; $122,214,790 and $0
     respectively), at market...............      $233,699,513    $26,921,036     $126,755,965     $ 30,352,668
  Investments in affiliated securities (at
     cost $119,379; $18,963; $20,206;
     $13,675; $42,876; $25,971; $379,278;
     $577,880; $134,250; $5,201; $642,379
     and $0 respectively), at market........            62,077          9,861           10,507            7,111
  Short-term investments (at amortized
     cost)..................................           485,000             --               --               --
  Repurchase Agreements.....................                --             --               --               --
  Short-term affiliated investments (at
     amortized cost)........................        10,347,423      1,063,180        6,312,162        1,128,244
  Foreign currency (at cost $0; $0; $0; $0;
     $3,376; $80,406; $332; $0; $0; $0; $0
     and $0, respectively), at market.......                --             --               --               --
  Receivable for investments sold...........         1,019,994        288,093          440,478           86,770
  Income receivables........................           275,598         46,300           51,931           30,742
  Receivable for fund shares sold...........           126,252         18,468          248,901           24,602
  Variation margin receivable...............            23,625          5,250           18,040               --
  Receivable from GEAM......................                --             --               --               --
  Other assets..............................                --             --               --               --
------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS...........................       246,039,482     28,352,188      133,837,984       31,630,137
------------------------------------------------------------------------------------------------------------------

LIABILITIES
  Distributions payable to shareholders.....                --             --               --               --
  Payable for investments purchased.........           668,712        185,351          757,373           46,138
  Payable for Fund shares redeemed..........            69,332         12,893          115,046            3,623
  Payable to GEAM...........................            78,210         12,279           62,422            8,811
  Accrued other expenses....................           423,837        239,033          416,911          135,631
  Variation margin payable..................                --             --               --               --
  Other liabilities.........................            54,908          8,815           35,250           11,074
------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES......................         1,294,999        458,371        1,387,002          205,277
------------------------------------------------------------------------------------------------------------------
NET ASSETS..................................       244,744,483     27,893,817      132,450,982       31,424,860
------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
  Capital paid in...........................       380,028,559     44,927,025      201,981,255       54,503,057
  Undistributed (overdistributed) net
     investment income......................           951,098         93,586          155,998          (34,847)
  Accumulated net realized gain (loss)......       (46,910,832)    (8,213,058)     (17,053,898)      (8,136,307)
  Net unrealized appreciation /
     (depreciation) on:
  Investments...............................       (89,378,361)    (8,915,417)     (52,670,464)     (14,907,043)
  Futures...................................            53,877          1,681           38,091               --
  Foreign currency related transactions.....               142             --               --               --
------------------------------------------------------------------------------------------------------------------
NET ASSETS..................................      $244,744,483    $27,893,817     $132,450,982     $ 31,424,860
------------------------------------------------------------------------------------------------------------------

                                GE              GE              GE              GE              GE                            GE
                            GLOBAL   INTERNATIONAL           TOTAL      GOVERNMENT      SHORT-TERM            GE           FIXED
                            EQUITY          EQUITY          RETURN      SECURITIES      GOVERNMENT    TAX-EXEMPT          INCOME
                              FUND            FUND            FUND            FUND            FUND          FUND            FUND




                     $ 33,533,337    $ 34,787,959    $ 83,179,449    $108,267,281    $105,920,191   $33,591,173    $116,476,331


                           22,296          13,505         197,225         300,497          69,810         2,704         334,037
                               --              --       2,014,805              --              --            --              --
                               --              --              --              --              --            --              --
                        1,229,224         761,997      25,506,240      11,048,662       3,424,755       870,372      21,971,900

                            3,371          80,405             325              --              --            --              --
                          162,265         138,164       1,359,935       2,577,723       1,842,005       105,000       4,254,617
                          133,587         215,331         407,756       1,097,347       1,019,599       451,878         914,465
                            3,014          88,922          87,922          40,667         151,617        71,063          80,976
                            3,304              21          12,317          91,782          10,543            --          44,938
                           12,375              --              --              --              --            --              --
                           12,212         363,927          40,000              --           1,900            --             407
--------------------------------------------------------------------------------------------------------------------------------
                       35,114,985      36,450,231     112,805,974     123,423,959     112,440,420    35,092,190     144,077,671
--------------------------------------------------------------------------------------------------------------------------------


                               --              --              --          63,740           7,411        19,959          30,929
                          184,126         128,858       6,640,722       3,942,319              --       486,720      24,549,516
                            5,936          26,771         123,114         510,920          61,034         1,020          22,193
                           20,951          23,212          25,340          39,890          28,020           812          30,853
                          217,114         299,228         385,082         189,377         188,136       124,519         244,995
                            6,312          13,657           1,264              --              --            --              --
                           12,215          10,777          23,562          18,508          15,378         5,847          20,839
--------------------------------------------------------------------------------------------------------------------------------
                          446,654         502,503       7,199,084       4,764,754         299,979       638,877      24,899,325
--------------------------------------------------------------------------------------------------------------------------------
                       34,668,331      35,947,728     105,606,890     118,659,205     112,140,441    34,453,313     119,178,346
--------------------------------------------------------------------------------------------------------------------------------


                       56,812,934      65,158,530     149,006,754     116,888,692     113,987,933    34,846,087     132,931,078
                           62,007          68,000         466,771         (41,206)         99,076        50,586         825,295
                       (9,459,838)    (10,264,516)    (17,879,445)     (2,044,441)     (2,657,085)     (863,915)     (8,841,794)

                      (12,758,781)    (19,023,931)    (26,071,836)      3,231,050         659,714       420,554      (6,046,801)
                           11,721           9,124          85,219         625,110          50,803            --         310,571
                              288             521            (573)             --              --             1              (3)
--------------------------------------------------------------------------------------------------------------------------------
                     $ 34,668,331    $ 35,947,728    $105,606,890    $118,659,205    $112,140,441   $34,453,313    $119,178,346
--------------------------------------------------------------------------------------------------------------------------------
                                GE
                             MONEY
                            MARKET
                              FUND




                     $         --


                               --
                      661,487,463
                      102,260,000
                               --

                               --
                               --
                          669,213
                       26,675,306
                               --
                               --
                               --
-------------------------------------
                      791,091,982
-------------------------------------


                           11,006
                               --
                       12,816,541
                          160,803
                          247,785
                               --
                           10,970
-------------------------------------
                       13,247,105
-------------------------------------
                      777,844,877
-------------------------------------


                      777,857,017
                              120
                          (12,260)

                               --
                               --
                               --
-------------------------------------
                     $777,844,877
-------------------------------------




                                              See Notes to Financial Statements.

                                                             GE            GE              GE           GE
                                                           U.S.    CORE VALUE         PREMIER    SMALL-CAP
  Statements of Assets                                   EQUITY        EQUITY   GROWTH EQUITY       EQUITY
  and Liabilities (continued) March 31, 2009               FUND          FUND            FUND         FUND
CLASS A:
Net assets.....................................     160,377,003    26,086,447    107,931,824    25,172,248
Shares outstanding (.001 par value)............      10,231,381     4,320,154      7,937,102     4,146,708
Net asset value per share......................           15.68          6.04          13.60          6.07
-------------------------------------------------------------------------------------------------------------
Maximum offering price per share...............           16.64          6.41          14.43          6.44
-------------------------------------------------------------------------------------------------------------

CLASS B:
Net assets.....................................       1,161,449       788,581      2,615,292     1,167,802
Shares outstanding (.001 par value)............          77,548       137,026        218,227       220,078
-------------------------------------------------------------------------------------------------------------
Net asset value per share......................           14.98          5.75          11.98          5.31
-------------------------------------------------------------------------------------------------------------

CLASS C
Net assets.....................................       2,451,777       923,290     11,259,371     2,670,249
Shares outstanding (.001 par value)............         167,298       163,186        939,250       506,047
-------------------------------------------------------------------------------------------------------------
Net asset value per share......................           14.66          5.66          11.99          5.28
-------------------------------------------------------------------------------------------------------------

CLASS R
Net assets.....................................           6,406         6,424          6,655         5,937
Shares outstanding (.001 par value)............             409         1,064            491           981
-------------------------------------------------------------------------------------------------------------
Net asset value per share......................           15.66          6.04          13.57          6.05
-------------------------------------------------------------------------------------------------------------

CLASS Y
Net assets.....................................      80,747,848        89,075     10,637,840     2,408,624
Shares outstanding (.001 par value)............       5,186,395        13,343        769,704       382,915
-------------------------------------------------------------------------------------------------------------
Net asset value per share......................           15.57          6.68          13.82          6.29
-------------------------------------------------------------------------------------------------------------

RETAIL CLASS
Net Assets.....................................              --            --             --            --
Shares outstanding (.001 par value)............              --            --             --            --
-------------------------------------------------------------------------------------------------------------
Net asset value per share......................              --            --             --            --
-------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
Net Assets.....................................              --            --             --            --
Shares outstanding (.001 par value)............              --            --             --            --
-------------------------------------------------------------------------------------------------------------
Net asset value per share......................              --            --             --            --
-------------------------------------------------------------------------------------------------------------

     GE                 GE          GE           GE          GE                       GE           GE
   GLOBAL    INTERNATIONAL       TOTAL   GOVERNMENT  SHORT-TERM          GE        FIXED        MONEY
   EQUITY           EQUITY      RETURN   SECURITIES  GOVERNMENT  TAX-EXEMPT       INCOME       MARKET
    FUND              FUND        FUND         FUND        FUND        FUND         FUND         FUND


 23,033,736     25,702,582  85,685,225  117,376,871  44,166,492  33,947,938  105,715,908           --
  1,720,457      2,991,484   5,889,771   12,790,287   3,837,618   3,012,653    9,413,366           --
      13.39           8.59       14.55         9.18       11.51       11.27        11.23           --
--------------------------------------------------------------------------------------------------------
      14.21           9.11       15.44         9.59       11.81       11.77        11.73           --
--------------------------------------------------------------------------------------------------------


     68,673        331,197   5,118,225      559,710   1,256,935      97,853      530,473           --
      5,630         41,898     364,068       60,459     109,387       8,687       47,228           --
--------------------------------------------------------------------------------------------------------
      12.20           7.90       14.06         9.26       11.49       11.26        11.23           --
--------------------------------------------------------------------------------------------------------


    161,504        837,209   8,765,338      722,624   5,249,769     343,981    1,184,668           --
     13,232        106,211     647,753       77,620     456,832      30,546      105,340           --
--------------------------------------------------------------------------------------------------------
      12.21           7.88       13.53         9.31       11.49       11.26        11.25           --
--------------------------------------------------------------------------------------------------------


      5,500          5,105       7,001           --      10,401          --        9,655           --
        411            595         481           --         904          --          858           --
--------------------------------------------------------------------------------------------------------
      13.38           8.58       14.54           --       11.51          --        11.25           --
--------------------------------------------------------------------------------------------------------


 11,398,918      9,071,635   6,031,101           --  61,456,844      63,541   11,737,642           --
    849,769      1,043,114     410,340           --   5,357,372       5,216    1,045,950           --
--------------------------------------------------------------------------------------------------------
      13.41           8.70       14.70           --       11.47       12.18        11.22           --
--------------------------------------------------------------------------------------------------------


         --             --          --           --          --          --           --  185,182,387
         --             --          --           --          --          --           --  185,258,760
--------------------------------------------------------------------------------------------------------
         --             --          --           --          --          --           --         1.00
--------------------------------------------------------------------------------------------------------


         --             --          --           --          --          --           --  592,662,490
         --             --          --           --          --          --           --  592,668,122
--------------------------------------------------------------------------------------------------------
         --             --          --           --          --          --           --         1.00
--------------------------------------------------------------------------------------------------------




                                              See Notes to Financial Statements.

                                                             GE             GE              GE             GE
                                                           U.S.     CORE VALUE         PREMIER      SMALL-CAP
  Statements of Operations                               EQUITY         EQUITY   GROWTH EQUITY         EQUITY
  For the six months ended March 31, 2009                  FUND           FUND            FUND           FUND
INVESTMENT INCOME

  INCOME
     Dividends.................................   $   2,878,480   $    458,799    $    906,989   $    300,590
     Interest..................................         195,634         19,369          48,697         20,748
     Interest from affiliated investments......          19,440          4,875          20,936         12,268
     Less: Foreign taxes withheld..............          (3,872)          (564)             --           (236)
----------------------------------------------------------------------------------------------------------------
  TOTAL INCOME.................................       3,089,682        482,479         976,622        333,370
----------------------------------------------------------------------------------------------------------------

  EXPENSES
     Advisory and administration fees..........         507,760         84,965         410,067        165,178
     Distributors Fees (Notes 4)
       Class A.................................         213,500         36,137         135,406         34,859
       Class B.................................           7,082          4,692          17,193          7,885
       Class C.................................          14,954          4,678          62,489         15,317
       Class R.................................              17             17              16             16
     Blue sky fees.............................          50,113         51,045          54,570         59,349
     Transfer agent fees.......................          85,237         32,394          46,896         40,556
     Trustees' fees............................           2,888            604           1,079            212
     Custody and accounting expenses...........          41,845         38,266          27,482         37,859
     Professional fees.........................          29,362         10,828          24,237         10,396
     Registration expenses.....................          14,769          3,564          23,612          3,994
     Other expenses............................          71,640         10,260          53,207         15,854
----------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND
     REIMBURSEMENT*............................       1,039,167        277,450         856,254        391,475
     Less: Expenses waived or borne by the
       adviser.................................              --        (58,447)             --        (15,987)
     Less: Expenses waived or borne by the
       adviser**...............................          (3,756)        (1,029)         (4,298)        (2,386)
----------------------------------------------------------------------------------------------------------------
     Net expenses..............................       1,035,411        217,974         851,956        373,102
----------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS).................       2,054,271        264,505         124,666        (39,732)
----------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  REALIZED GAIN (LOSS) ON:
     Investments...............................     (40,042,028)    (8,084,604)    (11,858,384)    (7,842,341)
     Futures...................................         (11,754)       184,603        (810,553)      (375,457)
     Written options...........................              --             --              --         27,468
     Foreign currency related transactions.....           1,330             --              --             --
  INCREASE (DECREASE) IN UNREALIZED
     APPRECIATION/DEPRECIATION ON:
     Investments...............................     (65,247,592)    (5,435,813)    (43,655,111)   (10,887,601)
     Futures...................................          10,718          1,681         110,387         54,796
     Foreign currency related transactions.....             266             --              --             --
----------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on
       Investments.............................    (105,289,060)   (13,334,133)    (56,213,661)   (19,023,135)
----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS.................   $(103,234,789)  $(13,069,628)   $(56,088,995)  $(19,062,867)
----------------------------------------------------------------------------------------------------------------



    * For more information regarding expense limits that are in effect for the Funds, please to note 4 of the Notes to Financial Statements later in this report.
   ** Waiver related to management fee in GE Money Market Fund of Fund
      Investment.

       GE                   GE             GE               GE           GE                              GE               GE
     GLOBAL      INTERNATIONAL          TOTAL       GOVERNMENT   SHORT-TERM               GE          FIXED            MONEY
     EQUITY             EQUITY         RETURN       SECURITIES   GOVERNMENT       TAX-EXEMPT         INCOME           MARKET
      FUND                FUND           FUND             FUND         FUND             FUND           FUND             FUND



   $    376,163   $    454,153   $    601,627       $       --   $       --       $       --    $        --       $       --
          5,168            940        817,190        2,477,439    1,786,744          728,802      2,849,760        5,989,123
          7,940         10,770        133,516           16,635       35,588            6,983        148,285               --
        (15,523)       (40,311)       (22,166)              --           --               --             --               --
-------------------------------------------------------------------------------------------------------------------------------
        373,748        425,552      1,530,167        2,494,074    1,822,332          735,785      2,998,045        5,989,123
-------------------------------------------------------------------------------------------------------------------------------


        144,613        160,612        194,992          239,452      164,523           57,405        213,333          996,780

         31,877         40,246        113,327          147,498       53,790           40,275        134,652               --
            661          2,097         29,403            2,868        6,283              756          3,314               --
          1,398          5,090         50,432            3,537       22,948            1,203          5,333               --
             15             14             18               --           25               --             24               --
         37,523         48,732         28,883           49,233       49,133           46,740         48,987           35,361
         49,866         59,148         50,061           12,326       28,209            2,196         60,278           24,807
            811          1,171          1,567            1,725        1,444              721          2,008            5,307
         30,048         63,535        191,075           21,981       40,844           22,866         57,394           31,974
         11,441         10,082         16,730           13,333       12,453            8,966         16,251           11,388
            388          1,120          9,358            3,798        3,104            1,617          3,990           17,469
         13,119         15,287         30,066           23,379       15,821            4,820         27,220          213,743
-------------------------------------------------------------------------------------------------------------------------------
        321,760        407,134        715,912          519,130      398,577          187,565        572,784        1,336,779
           (386)       (91,498)       (73,012)              --           --          (44,048)       (25,221)              --
         (1,372)        (2,181)       (28,746)          (3,409)      (5,781)          (1,447)       (28,623)              --
-------------------------------------------------------------------------------------------------------------------------------
        320,002        313,455        614,154          515,721      392,796          142,070        518,940        1,336,779
-------------------------------------------------------------------------------------------------------------------------------
         53,746        112,097        916,013        1,978,353    1,429,536          593,715      2,479,105        4,652,344
-------------------------------------------------------------------------------------------------------------------------------



     (8,859,309)   (10,008,180)   (17,080,750)        (983,895)    (395,541)        (162,793)    (5,075,029)         162,172
        (86,874)        33,710         (4,983)       1,110,993        2,122               --       (100,140)              --
             --             --             --               --           --               --             --               --
        (34,431)      (102,231)        (5,699)              --           --               --             --               --

     (8,932,918)   (10,478,379)   (13,854,132)       3,593,118    2,188,360        1,266,573      2,456,322               --
         11,721        (16,275)        85,585          608,480       50,803               --        312,530               --
          4,442          7,643          2,213               --           --                1             --               --
-------------------------------------------------------------------------------------------------------------------------------
    (17,897,369)   (20,563,712)   (30,857,766)       4,328,696    1,845,744        1,103,781     (2,406,317)         162,172
-------------------------------------------------------------------------------------------------------------------------------
   $(17,843,623)  $(20,451,615)  $(29,941,753)      $6,307,049   $3,275,280       $1,697,496    $    72,788       $4,814,516
-------------------------------------------------------------------------------------------------------------------------------




                                              See Notes to Financial Statements.

                                                     GE                               GE                                  GE
                                                   U.S.                       CORE VALUE                             PREMIER
  Statements of Changes in                       EQUITY                           EQUITY                       GROWTH EQUITY
  Net Assets                                       FUND                             FUND                                FUND
                            Six Months ended    Year Ended   Six Months ended    Year Ended   Six Months ended     Year Ended
                               March 31,      September 30,     March 31,      September 30,     March 31,       September 30,
                                  2009             2008            2009             2008            2009              2008
                               (unaudited)                      (unaudited)                      (unaudited)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
     Net investments
       income (loss)......    $   2,054,271   $   3,745,095    $    264,505     $    363,294    $    124,666      $   (106,787)
     Net realized gain
       (loss) on
       investments,
       futures and Foreign
       currency
       transactions.......      (40,052,452)      6,868,929      (7,900,001)       1,312,662     (12,668,937)       12,522,159
     Net increase
       (decrease) in
       unrealized
       appreciation /
       depreciation on
       investments futures
       and Foreign
       currency
       transactions.......      (65,236,608)    (89,649,110)     (5,434,132)     (10,710,306)    (43,544,724)      (51,065,268)

------------------------------------------------------------------------------------------------------------------------------
     Net increase
       (decrease) from
       operations.........     (103,234,789)    (79,035,086)    (13,069,628)      (9,034,350)    (56,088,995)      (38,649,896)
------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO
     SHAREHOLDER FROM:
     Net investment income
       Class A............       (2,380,878)     (2,468,147)       (430,102)        (349,894)        (68,831)               --
       Class B............               --              --              --               --              --                --
       Class C............           (5,269)         (5,828)         (6,820)              --              --                --
       Class R............              (73)             --             (84)              --              --                --
       Class Y............       (1,435,307)     (1,455,222)         (1,062)              (1)        (50,398)               --
       Retail Class.......               --              --              --               --              --                --
       Institutional
          Class...........               --              --              --               --              --                --
     Net realized gains
       Class A............       (2,534,174)    (29,487,664)       (442,670)      (8,930,716)     (8,122,680)      (19,864,337)
       Class B............          (22,296)       (441,957)        (14,373)        (467,725)       (292,942)       (1,213,763)
       Class C............          (45,841)       (691,607)        (15,590)        (268,894)     (1,097,710)       (3,053,551)
       Class R............              (97)             --            (104)              --            (526)               --
       Class Y............       (1,212,981)    (13,211,585)           (877)             (20)       (614,258)         (863,629)
       Retail Class.......               --              --              --               --              --                --
       Institutional
          Class...........               --              --              --               --              --                --

------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.....       (7,636,916)    (47,762,010)       (911,682)     (10,017,250)    (10,247,345)      (24,995,280)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations
  and distributions.......     (110,871,705)   (126,797,096)    (13,981,310)     (19,051,600)    (66,336,340)      (63,645,176)
------------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
     Proceeds from sale of
       shares
       Class A............       14,401,982      15,714,818       2,439,164        6,124,291      18,499,414        56,336,956
       Class B............            5,002           2,049          12,265              300              --             6,565
       Class C............          244,366         175,383         303,802           31,829         865,335         2,238,207
       Class R............               --          10,000              --           10,000              --            10,000
       Class Y............        6,516,567      13,376,098          92,030           10,000       8,512,813         1,240,790
       Retail Class.......               --              --              --               --              --                --
       Institutional
          Class...........               --              --              --               --              --                --
     Value of
       distributions
       reinvested
       Class A............        4,789,273      31,218,707         835,620        8,942,610       7,763,097        19,278,496
       Class B............           21,299         422,358          14,052          457,363         285,273         1,166,244
       Class C............           48,063         622,622          20,912          264,768       1,049,377         2,857,072
       Class R............              170              --             188               --             526                --
       Class Y............        2,648,274      14,664,373             210               20         507,671           813,874
       Retail Class.......               --              --              --               --              --                --
       Institutional
          Class...........               --              --              --               --              --                --
     Proceeds from short-
       term trading fees
       Class A............               --              --              --               --              70                35
       Class B............               --              --              --               --               2               107
       Class C............               --              --              --               --               8                 1
       Class R............               --              --              --               --               0                --
       Class Y............               --              --              --               --               4                 3
       Retail Class.......               --              --              --               --              --                --
       Institutional
          Class...........               --              --              --               --              --                --
     Cost of shares
       redeemed
       Class A............      (22,087,157)    (41,524,275)     (6,119,331)     (12,198,308)    (25,364,035)      (77,448,443)
       Class B............         (438,915)     (1,979,950)       (293,675)      (1,067,161)     (1,683,234)       (4,870,182)
       Class C............       (1,098,994)     (1,186,873)       (127,048)        (228,961)     (3,445,787)       (9,713,727)
       Class R............               --              --              --               --              --                --
       Class Y............       (6,231,257)    (12,802,889)         (6,609)              --      (1,610,392)      (11,267,422)
       Retail Class.......               --              --              --               --              --                --
       Institutional
          Class...........               --              --              --               --              --                --

------------------------------------------------------------------------------------------------------------------------------
     Net increase
       (decrease) from
       shares
       transactions.......       (1,181,327)     18,712,421      (2,828,420)       2,346,751       5,380,142       (19,351,424)
------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE
     (DECREASE) IN NET
     ASSETS...............     (112,053,032)   (108,084,675)    (16,809,730)     (16,704,849)    (60,956,198)      (82,996,600)

NET ASSETS
     Beginning of period..      356,797,515     464,882,190      44,703,547       61,408,396     193,407,180       276,403,780
------------------------------------------------------------------------------------------------------------------------------
     End of period........    $ 244,744,483   $ 356,797,515    $ 27,893,817     $ 44,703,547    $132,450,982      $193,407,180
------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED
  (DISTRIBUTION IN EXCESS
  OF) NET INVESTMENTS
  INCOME, (END OF
  PERIOD).................    $     951,098   $   2,718,354    $     93,586     $    267,149    $    155,998      $    150,561
                                                       GE                             GE
                                                SMALL-CAP                         GLOBAL
  Statements of Changes in                         EQUITY                         EQUITY
  Net Assets                                         FUND                           FUND
                            Six Months ended    Year Ended   Six Months ended    Year Ended
                                March 31,     September 30,     March 31,      September 30,
                                  2009             2008            2009             2008
                               (unaudited)                      (unaudited)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
     Net investments
       income (loss)......    $    (39,732)    $   (115,803)   $     53,746     $    788,155
     Net realized gain
       (loss) on
       investments,
       futures and Foreign
       currency
       transactions.......      (8,190,330)       4,358,382      (8,980,614)       2,047,162
     Net increase
       (decrease) in
       unrealized
       appreciation /
       depreciation on
       investments futures
       and Foreign
       currency
       transactions.......     (10,832,805)     (16,966,498)     (8,916,755)     (22,126,861)

-----------------------------------------------------------------------------------------------
     Net increase
       (decrease) from
       operations.........     (19,062,867)     (12,723,919)    (17,843,623)     (19,291,544)
-----------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO
     SHAREHOLDER FROM:
     Net investment income
       Class A............              --               --        (521,383)        (192,320)
       Class B............              --               --            (847)              --
       Class C............              --               --          (4,183)            (131)
       Class R............              --               --            (103)              --
       Class Y............              --               --        (302,409)        (157,768)
       Retail Class.......              --               --              --               --
       Institutional
          Class...........              --               --              --               --
     Net realized gains
       Class A............      (3,318,287)     (10,516,186)     (1,192,250)      (5,345,540)
       Class B............        (201,617)      (1,454,001)         (7,342)         (52,733)
       Class C............        (403,002)      (1,455,178)        (17,939)         (60,378)
       Class R............            (744)              --            (273)              --
       Class Y............        (299,367)      (1,445,556)       (577,044)      (2,731,265)
       Retail Class.......              --               --              --               --
       Institutional
          Class...........              --               --              --               --

-----------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.....      (4,223,017)     (14,870,921)     (2,623,773)      (8,540,135)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations
  and distributions.......     (23,285,884)     (27,594,840)    (20,467,396)     (27,831,679)
-----------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
     Proceeds from sale of
       shares
       Class A............       2,771,705        7,419,629       1,067,294        5,618,031
       Class B............               2            6,419               3              500
       Class C............         106,894          485,548          25,756          262,313
       Class R............              --           10,000              --           10,000
       Class Y............         585,380          922,082         653,230        3,067,750
       Retail Class.......              --               --              --               --
       Institutional
          Class...........              --               --              --               --
     Value of
       distributions
       reinvested
       Class A............       3,222,086       10,175,485       1,604,404        5,249,160
       Class B............         197,332        1,416,184           8,189           51,935
       Class C............         389,417        1,413,257          19,342           60,509
       Class R............             744               --             376               --
       Class Y............         299,367        1,445,553         875,388        2,889,030
       Retail Class.......              --               --              --               --
       Institutional
          Class...........              --               --              --               --
     Proceeds from short-
       term trading fees
       Class A............              35               --              --               --
       Class B............               2               --              --               --
       Class C............               4               --              --               --
       Class R............               0               --              --               --
       Class Y............               3               --              --               --
       Retail Class.......              --               --              --               --
       Institutional
          Class...........              --               --              --               --
     Cost of shares
       redeemed
       Class A............      (4,753,465)     (13,799,744)     (2,701,197)      (6,109,435)
       Class B............        (769,521)      (3,670,575)        (80,648)        (144,708)
       Class C............        (504,507)      (1,845,016)       (205,229)         (74,889)
       Class R............              --               --              --               --
       Class Y............        (563,543)      (4,375,028)     (1,749,076)      (3,949,240)
       Retail Class.......              --               --              --               --
       Institutional
          Class...........              --               --              --               --

-----------------------------------------------------------------------------------------------
     Net increase
       (decrease) from
       shares
       transactions.......         981,935         (396,206)       (482,168)       6,930,956
-----------------------------------------------------------------------------------------------
  TOTAL INCREASE
     (DECREASE) IN NET
     ASSETS...............     (22,303,949)     (27,991,046)    (20,949,564)     (20,900,723)

NET ASSETS
     Beginning of period..      53,728,809       81,719,855      55,617,895       76,518,618
-----------------------------------------------------------------------------------------------
     End of period........    $ 31,424,860     $ 53,728,809    $ 34,668,331     $ 55,617,895
-----------------------------------------------------------------------------------------------
UNDISTRIBUTED
  (DISTRIBUTION IN EXCESS
  OF) NET INVESTMENTS
  INCOME, (END OF
  PERIOD).................    $    (34,847)    $      4,885    $     62,007     $    837,186




See Notes to Financial Statements.


                                     GE                                GE                                GE               GE
                          INTERNATIONAL                             TOTAL                        GOVERNMENT       SHORT-TERM
                                 EQUITY                            RETURN                        SECURITIES       GOVERNMENT
                                   FUND                              FUND                              FUND             FUND
                                              Six Months                        Six Months                        Six Months
       Six Months ended      Year Ended         ended          Year Ended         ended          Year Ended         ended
          March 31,        September 30,      March 31,      September 30,      March 31,      September 30,      March 31,
             2009               2008             2009             2008             2009             2008             2009
          (unaudited)                        (unaudited)                       (unaudited)                       (unaudited)
------------------------------------------------------------------------------------------------------------------------------
         $    112,097       $  1,439,084     $    916,013     $  2,615,485     $  1,978,353     $  4,239,600     $  1,429,536


          (10,076,701)         6,582,105      (17,091,432)       7,320,140          127,098        4,720,332         (393,419)



          (10,487,011)       (29,718,785)     (13,766,334)     (39,713,336)       4,201,598       (1,338,216)       2,239,163

------------------------------------------------------------------------------------------------------------------------------
          (20,451,615)       (21,697,596)     (29,941,753)     (29,777,711)       6,307,049        7,621,716        3,275,280
------------------------------------------------------------------------------------------------------------------------------


           (1,107,156)          (521,319)      (2,194,034)      (2,338,076)      (1,961,839)      (4,208,093)        (547,170)
               (8,931)            (1,102)         (70,116)        (109,989)          (7,404)         (22,248)         (15,084)
              (27,976)            (3,970)        (160,017)        (168,905)          (8,948)         (11,327)         (38,524)
                 (178)                --             (154)              --               --               --             (118)
             (233,020)          (111,079)        (151,580)        (104,868)              --               --         (842,377)
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

           (5,219,970)        (5,581,952)      (5,859,806)     (12,164,635)              --               --               --
              (74,187)          (136,327)        (394,414)      (1,144,862)              --               --               --
             (175,247)          (135,332)        (692,554)      (1,368,616)              --               --               --
                 (902)                --             (462)              --               --               --               --
             (978,770)          (947,803)        (355,151)        (473,604)              --               --               --
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

------------------------------------------------------------------------------------------------------------------------------
           (7,826,337)        (7,438,884)      (9,878,288)     (17,873,555)      (1,978,191)      (4,241,668)      (1,443,273)
------------------------------------------------------------------------------------------------------------------------------

          (28,277,952)       (29,136,480)     (39,820,041)     (47,651,226)       4,328,858        3,380,048        1,832,007
------------------------------------------------------------------------------------------------------------------------------

            6,424,687         24,427,339        5,413,922       15,933,141        5,353,178        2,964,685        7,402,720
                   67             35,838           32,435           94,627           31,482               --          111,346
              141,938          1,016,581          810,775        4,436,699          523,538          275,915        2,348,639
                    1             10,000               --           10,000               --               --               --
            4,438,552          3,470,046        2,415,661        2,302,872               --               --        7,042,779
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

            6,040,642          5,972,176        7,496,816       13,441,108        1,477,360        3,212,204          505,998
               77,830            131,139          452,681        1,218,678            4,959           19,435           14,135
              199,186            139,270          764,132        1,480,572            4,755           10,178           25,706
                1,080                 --              616               --               --               --              113
            1,203,587          1,058,881          491,411          578,472               --               --          781,853
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

                1,099                224               --               --              430               --              185
                    9                  3               --               --                2               --                7
                   35                  7               --               --               --               --               18
                    1                 --               --               --               --               --                0
                  267                 38               --               --                3               --              257
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

          (12,054,469)       (15,237,764)     (11,300,621)     (22,572,443)      (8,080,724)     (14,816,523)      (5,512,268)
              (91,664)          (529,102)      (1,419,606)      (3,797,858)         (88,719)        (351,297)        (643,825)
             (252,153)          (293,541)      (2,765,403)      (2,398,776)        (237,542)        (183,003)        (519,688)
                   --                 --               --               --               --               --               --
           (1,147,853)        (1,839,699)        (724,302)      (1,354,991)              --               --       (4,486,404)
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

------------------------------------------------------------------------------------------------------------------------------

            4,982,842         18,361,436        1,668,517        9,372,101       (1,011,278)      (8,868,406)       7,071,571
------------------------------------------------------------------------------------------------------------------------------
          (23,295,110)       (10,775,044)     (38,151,524)     (38,279,165)       3,317,580       (5,488,358)       8,903,578


           59,242,838         70,017,882      143,758,414      182,037,579      115,341,625      120,829,983      103,236,863
------------------------------------------------------------------------------------------------------------------------------
         $ 35,947,728       $ 59,242,838     $105,606,890     $143,758,414     $118,659,205     $115,341,625     $112,140,441
------------------------------------------------------------------------------------------------------------------------------

         $     68,000       $  1,333,164     $    466,771     $  2,126,659     $    (41,206)    $    (41,368)    $     99,076

                 GE                                                               GE                                      GE
         SHORT-TERM                                GE                          FIXED                                   MONEY
         GOVERNMENT                        TAX-EXEMPT                         INCOME                                  MARKET
               FUND                              FUND                           FUND                                    FUND
                          Six Months                        Six Months
         Year Ended         ended          Year Ended         ended          Year Ended     Six Months ended       Year Ended
       September 30,      March 31,      September 30,      March 31,      September 30,       March 31,          September 30,
            2008             2009             2008             2009             2008              2009                2008
                         (unaudited)                       (unaudited)                         (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
        $  3,664,545     $   593,715      $ 1,188,958      $  2,479,105     $  5,837,182     $     4,652,344     $    14,583,617


           1,303,877        (162,793)        (174,960)       (5,175,169)         889,017             162,172            (174,312)



          (1,107,056)      1,266,574       (1,331,688)        2,768,852       (5,635,846)                 --                  --

---------------------------------------------------------------------------------------------------------------------------------
           3,861,366       1,697,496         (317,690)           72,788        1,090,353           4,814,516          14,409,305
---------------------------------------------------------------------------------------------------------------------------------


          (1,389,679)       (587,363)      (1,171,268)       (2,205,403)      (5,077,403)                 --                  --
             (72,693)         (2,191)          (9,967)          (11,251)         (39,510)                 --                  --
             (81,094)         (3,417)          (6,275)          (17,620)         (36,973)                 --                  --
                (205)             --               --              (182)            (242)                 --                  --
          (2,113,890)           (745)          (1,448)         (258,448)        (669,663)                 --                  --
                  --              --               --                --               --          (1,122,335)         (6,531,679)
                  --              --               --                --               --          (3,530,009)         (8,051,938)

                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --

---------------------------------------------------------------------------------------------------------------------------------
          (3,657,561)       (593,716)      (1,188,958)       (2,492,904)      (5,823,791)         (4,652,344)        (14,583,617)
---------------------------------------------------------------------------------------------------------------------------------

             203,805       1,103,780       (1,506,648)       (2,420,116)      (4,733,438)            162,172            (174,312)
---------------------------------------------------------------------------------------------------------------------------------

           7,847,189       2,306,174        6,588,658         5,213,277       12,375,108                  --                  --
              61,135              --               --            31,300           15,104                  --                  --
           1,221,733         128,190           33,657           359,124          156,807                  --                  --
              10,000              --               --                --           10,000                  --                  --
             594,827          26,003               --         1,729,104        3,254,099                  --                  --
                  --              --               --                --               --          31,742,871          96,040,825
                  --              --               --                --               --       1,778,992,786       4,159,818,386

           1,322,828         470,638          940,937         1,913,088        4,508,705                  --                  --
              69,384           1,693            6,989             8,925           34,551                  --                  --
              75,665           1,557            3,838            14,862           32,165                  --                  --
                 205              --               --               177              242                  --                  --
           2,113,718             707            1,448           251,861          669,582                  --                  --
                  --              --               --                --               --           1,061,593           6,130,237
                  --              --               --                --               --           3,480,131           8,048,785

                 106              --               --                --               --                  --                  --
                  28              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --

          (6,908,042)       (891,305)      (4,500,859)      (15,197,866)     (18,239,132)                 --                  --
          (1,611,045)        (66,965)        (327,306)         (297,426)        (695,950)                 --                  --
          (1,035,002)           (500)         (48,527)          (99,578)        (340,241)                 --                  --
                  --              --               --                --               --                  --                  --
            (136,797)             --               --        (2,939,888)      (4,712,016)                 --                  --
                  --              --               --                --               --         (51,255,408)       (163,971,070)
                  --              --               --                --               --      (1,872,762,089)     (3,484,909,780)

---------------------------------------------------------------------------------------------------------------------------------

           3,625,932       1,976,192        2,698,835        (9,013,040)      (2,930,976)       (108,740,116)        621,157,383
---------------------------------------------------------------------------------------------------------------------------------
           3,829,737       3,079,972        1,192,187       (11,433,156)      (7,664,414)       (108,577,944)        620,983,071


          99,407,126      31,373,341       30,181,154       130,611,502      138,275,916         886,422,821         265,439,750
---------------------------------------------------------------------------------------------------------------------------------
        $103,236,863     $34,453,313      $31,373,341      $119,178,346     $130,611,502     $   777,844,877     $   886,422,821
---------------------------------------------------------------------------------------------------------------------------------

        $    112,813     $    50,586      $    50,587      $    825,295     $    839,094     $           120     $           120

                                                       GE                               GE                                  GE
  Statements of Changes                              U.S.                       CORE VALUE                             PREMIER
  in Net Assets (continued)                        EQUITY                           EQUITY                       GROWTH EQUITY
  Changes in Fund Shares                             FUND                             FUND                                FUND

                              Six Months ended    Year Ended   Six Months ended    Year Ended   Six Months ended    Year Ended
                                 March 31,      September 30,     March 31,      September 30,     March 31,      September 30,
                                    2009             2008            2009             2008            2009             2008
                                 (unaudited)                      (unaudited)                      (unaudited)
-------------------------------------------------------------------------------------------------------------------------------

CLASS A:
Shares sold.................        872,116          610,558        364,813           595,818       1,307,967        2,338,638
Issued for distribution
  reinvested................        298,769        1,162,708        130,362           865,693         588,113          816,036
Shares redeemed.............     (1,351,765)      (1,553,626)      (924,628)       (1,150,319)     (1,738,600)      (3,313,652)

-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  fund shares...............       (180,880)         219,640       (429,453)          311,192         157,480         (158,978)
-------------------------------------------------------------------------------------------------------------------------------

CLASS B:
Shares sold.................            317               80          1,490                25              --              274
Issued for distribution
  reinvested................          1,388           16,525          2,296            46,669          24,466           54,934
Shares redeemed.............        (27,393)         (79,853)       (47,361)         (108,986)       (134,646)        (234,308)

-------------------------------------------------------------------------------------------------------------------------------
Net (decrease) in fund
  shares....................        (25,688)         (63,248)       (43,575)          (62,292)       (110,180)        (179,100)
-------------------------------------------------------------------------------------------------------------------------------

CLASS C:
Shares sold.................         15,999            7,363         48,234             3,410          67,146          104,090
Issued for distribution
  reinvested................          3,200           24,845          3,474            27,296          89,998          134,517
Shares redeemed.............        (72,618)         (49,113)       (21,228)          (24,644)       (271,901)        (457,423)

-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  fund shares...............        (53,419)         (16,905)        30,480             6,062        (114,757)        (218,816)
-------------------------------------------------------------------------------------------------------------------------------

CLASS R:
Shares sold.................             --              398             --             1,035              --              451
Issued for distribution
  reinvested................             11               --             29                --              40               --
Shares redeemed.............             --               --             --                --              --               --

-------------------------------------------------------------------------------------------------------------------------------
Net increase in fund
  shares....................             11              398             29             1,035              40              451
-------------------------------------------------------------------------------------------------------------------------------

CLASS Y:
Shares sold.................        404,656          509,986         13,261               939         592,335           52,104
Issued for distribution
  reinvested................        166,453          549,433             30                 2          37,858           33,841
Shares redeemed.............       (379,892)        (485,604)          (898)               --        (120,749)        (435,900)

-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  fund shares...............        191,217          573,815         12,393               941         509,444         (349,955)
-------------------------------------------------------------------------------------------------------------------------------

RETALL CLASS:
Shares sold.................             --               --             --                --              --               --
Issued for distribution
  reinvested................             --               --             --                --              --               --
Shares redeemed.............             --               --             --                --              --               --

-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  fund shares...............             --               --             --                --              --               --
-------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS:
Shares sold.................             --               --             --                --              --               --
Issued for distribution
  reinvested................             --               --             --                --              --               --
Shares redeemed.............             --               --             --                --              --               --

-------------------------------------------------------------------------------------------------------------------------------
Net increase in fund
  shares....................             --               --             --                --              --               --
-------------------------------------------------------------------------------------------------------------------------------
                                                         GE                                GE
  Statements of Changes                           SMALL-CAP                            GLOBAL
  in Net Assets (continued)                          EQUITY                            EQUITY
  Changes in Fund Shares                               FUND                              FUND
                              Six Months ended    Year Ended   Six Months ended    Year Ended
                                 March 31,      September 30,     March 31,      September 30,
                                    2009             2008            2009             2008
                                 (unaudited)                      (unaudited)
---------------------------------------------------------------------------------------------------

CLASS A:
Shares sold.................       399,007           608,213         69,574          202,993
Issued for distribution
  reinvested................       505,822           814,056        111,961          189,706
Shares redeemed.............      (697,255)       (1,111,015)      (181,567)        (232,357)

---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  fund shares...............       207,574           311,254            (32)         160,342
---------------------------------------------------------------------------------------------------

CLASS B:
Shares sold.................            --               523             --               21
Issued for distribution
  reinvested................        35,364           126,220            626            2,060
Shares redeemed.............      (124,118)         (338,724)        (6,512)          (6,065)

---------------------------------------------------------------------------------------------------
Net (decrease) in fund
  shares....................       (88,754)         (211,981)        (5,886)          (3,984)
---------------------------------------------------------------------------------------------------

CLASS C:
Shares sold.................        17,041            42,460          1,741           10,052
Issued for distribution
  reinvested................        70,165           126,745          1,477            2,384
Shares redeemed.............       (84,678)         (168,829)       (15,247)          (2,913)

---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  fund shares...............         2,528               376        (12,029)           9,523
---------------------------------------------------------------------------------------------------

CLASS R:
Shares sold.................            --               864             --              385
Issued for distribution
  reinvested................           118                --             26               --
Shares redeemed.............            --                --             --               --

---------------------------------------------------------------------------------------------------
Net increase in fund
  shares....................           118               864             26              385
---------------------------------------------------------------------------------------------------

CLASS Y:
Shares sold.................        82,914            69,369         45,431          111,680
Issued for distribution
  reinvested................        45,427           112,407         61,003          104,072
Shares redeemed.............       (79,295)         (336,131)      (115,732)        (149,226)

---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  fund shares...............        49,046          (154,355)        (9,298)          66,526
---------------------------------------------------------------------------------------------------

RETALL CLASS:
Shares sold.................            --                --             --               --
Issued for distribution
  reinvested................            --                --             --               --
Shares redeemed.............            --                --             --               --

---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  fund shares...............            --                --             --               --
---------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS:
Shares sold.................            --                --             --               --
Issued for distribution
  reinvested................            --                --             --               --
Shares redeemed.............            --                --             --               --

---------------------------------------------------------------------------------------------------
Net increase in fund
  shares....................            --                --             --               --
---------------------------------------------------------------------------------------------------





See Notes to Financial Statements.


                                GE                            GE                              GE                              GE
                     INTERNATIONAL                         TOTAL                      GOVERNMENT                      SHORT-TERM
                            EQUITY                        RETURN                      SECURITIES                      GOVERNMENT
                              FUND                          FUND                            FUND                            FUND

         Six Months                      Six Months     Year Ended     Six Months                     Six Months
           ended         Year Ended        ended        September        ended         Year Ended       ended         Year Ended
         March 31,     September 30,     March 31,         30,         March 31,     September 30,    March 31,     September 30,
            2009            2008            2009           2008           2009            2008           2009            2008
        (unaudited)                     (unaudited)                   (unaudited)                    (unaudited)
----------------------------------------------------------------------------------------------------------------------------------

            629,458      1,170,983         346,029        684,277        588,679          332,532       649,226         691,247
            613,886        273,702         504,157        564,990        162,214          362,470        44,445         116,586
         (1,230,996)      (739,607)       (728,835)      (954,140)      (882,719)      (1,676,453)     (483,232)       (609,568)

----------------------------------------------------------------------------------------------------------------------------------
             12,348        705,078         121,351        295,127       (131,826)        (981,451)      210,439         198,265
----------------------------------------------------------------------------------------------------------------------------------


                 --          1,811           2,111          4,348          3,448               --         9,824           5,382
              8,581          6,467          31,436         53,055            541            2,174         1,246           6,123
            (10,212)       (26,972)        (94,288)      (169,913)        (9,627)         (39,265)      (56,633)       (142,222)

----------------------------------------------------------------------------------------------------------------------------------
             (1,631)       (18,694)        (60,741)      (112,510)        (5,638)         (37,091)      (45,563)       (130,717)
----------------------------------------------------------------------------------------------------------------------------------


             13,857         52,287          54,116        201,421         57,155           30,862       206,990         108,143
             22,034          6,837          55,132         66,513            515            1,130         2,263           6,676
            (26,901)       (15,621)       (190,539)      (109,237)       (25,658)         (20,172)      (45,493)        (91,352)

----------------------------------------------------------------------------------------------------------------------------------
              8,990         43,503         (81,291)       158,697         32,012           11,820       163,760          23,467
----------------------------------------------------------------------------------------------------------------------------------


                 --            485              --            440             --               --            --             876
                110             --              41             --             --               --            10              18
                 --             --              --             --             --               --            --              --

----------------------------------------------------------------------------------------------------------------------------------
                110            485              41            440             --               --            10             894
----------------------------------------------------------------------------------------------------------------------------------


            490,523        162,191         151,806         99,172             --               --       620,290          52,548
            120,964         48,000          32,717         24,083             --               --        68,872         186,900
           (109,202)       (78,127)        (47,420)       (57,598)            --               --      (398,010)        (12,069)

----------------------------------------------------------------------------------------------------------------------------------
            502,285        132,064         137,103         65,657             --               --       291,152         227,379
----------------------------------------------------------------------------------------------------------------------------------

                 --             --              --             --             --               --            --              --
                 --             --              --             --             --               --            --              --
                 --             --              --             --             --               --            --              --

----------------------------------------------------------------------------------------------------------------------------------
                 --             --              --             --             --               --            --              --
----------------------------------------------------------------------------------------------------------------------------------


                 --             --              --             --             --               --            --              --
                 --             --              --             --             --               --            --              --
                 --             --              --             --             --               --            --              --

----------------------------------------------------------------------------------------------------------------------------------
                 --             --              --             --             --               --            --              --
----------------------------------------------------------------------------------------------------------------------------------
                                                                GE                                GE
                                GE                           FIXED                             MONEY
                        TAX-EXEMPT                          INCOME                            MARKET
                              FUND                            FUND                              FUND
         Six Months                      Six Months                        Six Months
           ended         Year Ended        ended          Year Ended         ended          Year Ended
         March 31,     September 30,     March 31,      September 30,      March 31,      September 30,
            2009            2008            2009             2008             2009             2008
        (unaudited)                     (unaudited)                       (unaudited)
--------------------------------------------------------------------------------------------------------

          208,397          576,606          467,212        1,035,448                 --               --
           42,363           83,073          172,110          379,196                 --               --
          (79,896)        (396,504)      (1,360,198)      (1,536,209)                --               --

--------------------------------------------------------------------------------------------------------
          170,864          263,175         (720,876)        (121,565)                --               --
--------------------------------------------------------------------------------------------------------


               --               --            2,820            1,257                 --               --
              153              615              804            2,898                 --               --
           (5,956)         (28,553)         (26,599)         (58,211)                --               --

--------------------------------------------------------------------------------------------------------
           (5,803)         (27,938)         (22,975)         (54,056)                --               --
--------------------------------------------------------------------------------------------------------


           11,381            2,992           32,484           13,122                 --               --
              140              339            1,333            2,699                 --               --
              (45)          (4,253)          (8,931)         (28,780)                --               --

--------------------------------------------------------------------------------------------------------
           11,476             (922)          24,886          (12,959)                --               --
--------------------------------------------------------------------------------------------------------


               --               --               --              824                 --               --
               --               --               15               21                 --               --
               --               --               --               --                 --               --

--------------------------------------------------------------------------------------------------------
               --               --               15              845                 --               --
--------------------------------------------------------------------------------------------------------


            2,139               --          155,075          274,117                 --               --
               59              119           22,674           56,340                 --               --
               --               --         (264,104)        (398,933)                --               --

--------------------------------------------------------------------------------------------------------
            2,198              119          (86,355)         (68,476)                --               --
--------------------------------------------------------------------------------------------------------

               --               --               --               --         31,742,841       96,036,796
               --               --               --               --          1,061,594        6,130,237
               --               --               --               --        (51,255,408)    (163,971,069)

--------------------------------------------------------------------------------------------------------
               --               --               --               --        (18,450,973)     (61,804,036)
--------------------------------------------------------------------------------------------------------


               --               --               --               --      1,778,992,690    4,159,818,386
               --               --               --               --          3,480,131        8,048,785
               --               --               --               --     (1,872,762,089)  (3,484,909,780)

--------------------------------------------------------------------------------------------------------
               --               --               --               --        (90,289,268)     682,957,391
--------------------------------------------------------------------------------------------------------

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements

1. ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It comprises sixteen portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: GE U.S. Equity Fund, GE Core Value Equity Fund, GE Premier Growth Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Total Return Fund (formerly GE Strategic Investment Fund), GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund and GE Money Market Fund. Each GE Fund (other than the GE Government Securities Fund, GE Tax-Exempt Fund and the GE Money Market Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y shares. The GE Tax-Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y shares, the GE Government Securities Fund currently offers two share classes to investors, namely Class A and Class C shares, and the GE Money Market Fund currently offers two share classes to investors, namely the Retail Class and the Institutional Class shares. As of January 29, 2007, Class B shares of all Funds were closed to new investments.

Maximum Sales Load Imposed on Purchases of Class A Shares (as a percentage of offering price):




5.75%                             4.25%                              2.50%

-----------------------------------------------------------------------------------------------------

GE U.S. Equity Fund               GE Government Securities Fund      GE Short-Term Government Fund

GE Core Value Equity Fund         GE Tax-Exempt Fund

GE Premier Growth Equity Fund     GE Fixed Income Fund

GE Small-Cap Equity Fund

GE Global Equity Fund

GE International Equity Fund

GE Total Return Fund



There is no front-end sales load imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the GE Funds' prospectus. Purchases of $1 million or more of Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements

Maximum Contingent Deferred Sales Charges imposed on redemptions of Class B shares (as a percentage of redemption proceeds) within the first year are:




4.00%                             3.00%

-----------------------------------------------------------------------------------------------------

GE U.S. Equity Fund               GE Government Securities Fund

GE Core Value Equity Fund         GE Short-Term Government Fund

GE Premier Growth Equity Fund     GE Tax-Exempt Fund

GE Small-Cap Equity Fund          GE Fixed Income Fund

GE Global Equity Fund

GE International Equity Fund

GE Total Return Fund



The contingent deferred sales charge for redemptions of Class B shares for all Funds are as follows: within the second year -- 3.00%; within the third year -- 2.00%; within the fourth year -- 1.00% and within the fifth year and thereafter -- 0.00%.

The maximum contingent deferred sales charge imposed on redemptions of Class C shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or contingent deferred sales charges are assessed by the Trust with respect to the Retail Class and Institutional Class shares of the GE Money Market Fund or Class R and Class Y shares of all Funds.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS. A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the quoted bid prices.

A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

All portfolio securities of the GE Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements


security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund's respective share classes based upon the relative net assets of each class share.

FAIR VALUE MEASUREMENTS

The Funds adopted FASB Statement No. 157, Fair Value Measurements (FAS 157). FAS 157 establishes a single definition of fair value, a framework for measuring fair value, and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds' investments. These inputs are classified into three broad levels:

Level 1 includes quoted prices in active markets of securities identical to those of the Funds.

Level 2 includes: 1) quoted prices in active markets for similar securities to those of the Funds; 2) quoted prices for identical or similar securities to those of the Funds that trade in markets in which there are few transactions or the quoted prices are not current; 3) prices based on observable market data such as interest rates and yield curves, volatilities, bond prepayment speeds, and credit risk and; 4) prices based principally on observable market data by use of correlation techniques or other means.

Level 3 includes unobservable market inputs used to fair value securities. These inputs are based on assumptions that market participants would use to price securities and may include the adviser's own assumptions.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

GE U.S. EQUITY FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $244,046,936     $547,077        $  --       $244,594,013
Other Financial Instruments          $     53,877     $     --          $--       $     53,877

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements

GE CORE VALUE EQUITY FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $27,984,217       $9,860         $  --       $27,994,077
Other Financial Instruments          $     1,681       $   --           $--       $     1,681


GE PREMIER GROWTH EQUITY FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $133,068,127     $10,507         $  --       $133,078,634
Other Financial Instruments          $     38,091     $    --           $--       $     38,091


GE SMALL-CAP EQUITY FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $31,480,913       $7,110         $  --       $31,488,023
Other Financial Instruments          $        --       $   --           $--       $        --


GE GLOBAL EQUITY FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $34,762,561      $22,296         $  --       $34,784,857
Other Financial Instruments          $    11,721      $    --           $--       $    11,721


GE INTERNATIONAL EQUITY FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $35,549,956      $13,505         $  --       $35,563,461
Other Financial Instruments          $     9,124      $    --           $--       $     9,124


GE TOTAL RETURN FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $78,196,867    $32,443,811      $257,041     $110,897,719
Other Financial Instruments          $    85,219    $        --      $     --     $     85,219


Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value.

                                                                             Other
                                                          Investments      financial
                                                         in securities    instruments
--------------------------------------------------------------------------------------
Balance at 9/30/08                                        $ 2,542,979        $  --
  Accrued discounts/premiums                                      588           --
  Realized gain (loss)                                       (525,009)          --
  Change in unrealized appreciation (depreciation)           (132,891)          --
  Net purchases (sales)                                    (1,702,155)          --
  Net transfers in and out of Level 3                          73,529           --
                                                         -----------------------------
Balance at 3/31/09                                        $   257,041          $--
Change in unrealized loss relating to securities still
  held at 3/31/09                                         $  (324,604)

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements

GE GOVERNMENT SECURITIES FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $11,048,662    $108,567,778      $  --       $119,616,440
Other Financial Instruments          $   625,110    $         --        $--       $    625,110


GE SHORT-TERM GOVERNMENT FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities             $3,424,755    $101,745,800    $4,244,201    $109,414,756
Other Financial Instruments           $   50,803    $         --    $       --    $     50,803


Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value.

                                                                             Other
                                                          Investments      financial
                                                         in securities    instruments
--------------------------------------------------------------------------------------
Balance at 9/30/08                                        $ 17,589,518       $  --
  Accrued discounts/premiums                                    10,728          --
  Realized gain (loss)                                         254,192          --
  Change in unrealized appreciation (depreciation)            (466,400)         --
  Net purchases (sales)                                    (13,143,837)         --
  Net transfers in and out of Level 3                               --          --
                                                         -----------------------------
Balance at 3/31/09                                        $  4,244,201         $--
Change in unrealized loss relating to securities still
  held at 3/31/09                                         $   (135,809)


GE TAX-EXEMPT FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities              $870,373     $33,593,876       $  --       $34,464,249
Other Financial Instruments            $     --     $        --         $--       $        --


GE FIXED INCOME FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $21,971,900    $115,689,293    $1,121,075    $138,782,268
Other Financial Instruments          $   310,571    $         --    $       --    $    310,571

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements

Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value.

                                                                             Other
                                                          Investments      financial
                                                         in securities    instruments
--------------------------------------------------------------------------------------
Balance at 9/30/08                                        $ 7,297,683        $  --
  Accrued discounts/premiums                                    9,134           --
  Realized gain (loss)                                     (1,006,462)          --
  Change in unrealized appreciation (depreciation)           (649,567)          --
  Net purchases (sales)                                    (4,926,902)          --
  Net transfers in and out of Level 3                         397,189           --
                                                         -----------------------------
Balance at 3/31/09                                        $ 1,121,075          $--
Change in unrealized loss relating to securities still
  held at 3/31/09                                         $(1,159,963)


GE MONEY MARKET FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities               $  --       $763,747,463      $  --       $763,747,463
Other Financial Instruments               $--       $         --        $--       $         --


REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements


purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements


securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date. For sales commitments, the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements


At March 31, 2009 information on the tax cost of investments is as follows:

                                              Cost of          Gross Tax       Gross Tax     Net Tax Appreciation/
                                            Investments       Unrealized      Unrealized       (Depreciation) on
                                         for Tax Purposes    Appreciation    Depreciation         Investments
                                         -------------------------------------------------------------------------
GE U.S. Equity Fund                         340,668,216        3,197,298      (99,390,880)        (96,193,582)
GE Core Value Equity Fund                    37,203,587          130,735       (9,359,208)         (9,228,473)
GE Premier Growth Equity Fund                51,618,560        1,451,555      (54,122,776)        (52,671,221)
GE Small-Cap Equity Fund                     47,826,347          598,119      (15,984,221)        (15,386,102)
GE Global Equity Fund                        55,216,463        1,038,934      (13,985,530)        (12,946,596)
GE International Equity Fund                184,635,983           65,044      (23,546,234)        (23,481,190)
GE Total Return Fund                        137,377,672        1,758,514      (28,617,745)        (26,859,231)
GE Government Securities Fund               115,854,821        3,965,793         (782,054)          3,183,739
GE Short-Term Government Fund               108,620,792        1,603,446         (943,732)            659,714
GE Tax-Exempt Fund                           34,051,715        1,350,516         (943,183)            407,333
GE Fixed Income Fund                        144,286,008        2,480,317       (8,626,436)         (6,146,119)
GE Money Market Fund                        763,747,463                0                0                   0


As of September 30, 2008, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2008, there were $33,942 and 9,007,808 capital loss carryover expirations for the GE Tax-Exempt Fund and the GE Government Securities Fund respectively. During the year ended September 30, 2008, GE Government Securities Fund, GE Short-Term Government Fund and the GE Fixed Income Fund utilized capital loss carryovers in the amounts of $4,712,909 1,119,420 and $1,911,091 respectively.

Fund                                                           Amount              Expires
------------------------------------------------------------------------------------------
GE Government Securities Fund                                $  357,554           09/30/14
                                                              1,750,044           09/30/15
GE Short-Term Government Fund                                   229,055           09/30/14
                                                              2,034,611           09/30/15
GE Tax-Exempt Fund                                              115,020           09/30/09
                                                                  5,270           09/30/11
                                                                 14,537           09/30/12
                                                                 47,679           09/30/14
                                                                 38,829           09/30/15
                                                                289,216           09/30/16
GE Fixed Income Fund                                          2,454,522           09/30/15
GE Money Market Fund                                                120           09/30/10

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2007 as follows:

Fund                                                           Capital            Currency
------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                          $       --            $    --
GE Core Value Equity Fund                                            --                  3
GE Premier Growth Equity Fund                                        --                 --
GE Small-Cap Equity Fund                                             --                 --
GE Global Equity Fund                                                --              6,306
GE International Equity Fund                                         --             45,063
GE Total Return Fund                                                 --              9,957
GE Government Securities Fund                                        --              4,569
GE Short-Term Government Fund                                        --                 --
GE Tax-Exempt Fund                                              177,350                 --
GE Fixed Income Fund                                          1,114,744                 --
GE Money Market Fund                                            174,312                 --


The tax composition of distributions paid during the years ended September 30, 2008 and September 30, 2007 were as follows:

                                    Year ended September 30, 2008              Year ended September 30, 2007
                              ----------------------------------------   ----------------------------------------
                                Exempt       Ordinary      Long-Term       Exempt       Ordinary      Long-Term
                               Interest       Income     Capital Gains    Interest       Income     Capital Gains
-----------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund           $       --   $ 7,637,700    $40,124,310    $       --   $10,697,226    $40,159,560
GE Core Value Equity Fund             --     1,455,388      8,561,862            --       762,774      5,189,716
GE Premier Growth Equity
  Fund                                --     1,144,716     23,850,564            --     2,037,265     45,445,275
GE Small-Cap Equity Fund              --     1,904,931     12,965,990            --       603,584     11,164,264
GE Global Equity Fund                 --       517,395      8,022,740            --       383,827             --
GE International Equity Fund          --       735,051      6,703,833            --       449,938         46,507
GE Total Return Fund                  --     3,866,099     14,007,456            --     3,348,885     12,892,565
GE Government Securities
  Fund                                --     4,241,668             --            --     5,022,409             --
GE Short-Term Government
  Fund                                --     3,657,561             --            --     4,248,569             --
GE Tax-Exempt Fund             1,138,472        50,486             --     1,026,789        38,761             --
GE Fixed Income Fund                  --     5,823,791             --            --     7,310,915
GE Money Market Fund                  --    14,583,617             --            --    11,692,547             --


DISTRIBUTIONS TO SHAREHOLDERS GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements

are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

On October 1, 2007, the Fund adopted FIN 48, "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN 48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2005, 2006, 2007 and 2008 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium on bonds to call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Funds are paid by GEAM and reimbursed by the Funds. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

SHORT-TERM TRADING (REDEMPTION) FEES Shares held in the GE Global Equity Fund and GE International Equity Fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by a Fund, are accounted for as an addition to paid-in capital. Effective January 29, 2009, the redemption fee has been suspended. It may be reinstated at any time without prior notice.

FAS 161 On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under FAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. FAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. FAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of September 30, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting FAS No. 161.

3. LINE OF CREDIT

The Trust shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street, which was established November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended March 31, 2009.

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements

4. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION AND OTHER OPERATING FEES Compensation to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. GEAM agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain Funds on an annualized basis to the levels stated in the schedule below through January 29, 2009. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. Except for the GE Tax-Exempt Fund, these expense limitation agreements for each Fund listed below were not renewed as of January 29, 2009. The expense limitation agreement for the GE Tax-Exempt Fund was renewed for another year until January 29, 2010.


                                                    Annualized based on average daily net asset
                                                   ---------------------------------------------
                                                       Advisory and              Other Operating
                                                   Administration Fees           Expense Limits*
------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                       0.40%                        0.50%
GE Core Value Equity Fund                                 0.55%                        0.37%
GE Premier Growth Equity Fund                             0.60%***                     0.50%
GE Small-Cap Equity Fund                                  0.95%**                      0.75%
GE Global Equity Fund                                     0.75%                        0.75%
GE International Equity Fund                              0.80%***                     0.29%
GE Total Return Fund                                      0.35%**                      0.40%
GE Government Securities Fund                             0.40%                        0.30%
GE Short-Term Government Fund                             0.30%***                     0.30%
GE Tax-Exempt Fund                                        0.35%                        0.27%
GE Fixed Income Fund                                      0.35%                        0.30%
GE Money Market Fund                                      0.25%                        0.25%


     * GEAM had agreed to assume certain other operating expenses of the Funds to maintain expense levels at or below predetermined limits for the period between January 29, 2008 -- January 29, 2009.
    ** The advisory and administration fee shown for the GE Small-Cap Equity
       Fund became effective on October 1, 2008. Effective May 1, 2009, the advisory and administration fee for the GE Total Return Fund will increase to 0.50%, which was approved by the Fund shareholders on April 17, 2009.
   *** With respect to these Funds, administration fees (amounting to .05%) are imposed pursuant to a separate agreement.

GEAM is entitled to seek reimbursement of operating expenses absorbed by GEAM, up to 3 years from the date the expenses were incurred for the GE Tax-Exempt Fund and the GE Money Market Fund(*) (as long as these reimbursements do not cause the Fund's expenses to exceed the limit). As of March 31, 2009, the following Funds have expenses eligible for reimbursement as detailed below:

                                          Expenses                                                Total Expenses
                                        Eligible For       Expenses       Expenses                 Eligilbe for
                                       Recoupment --       Waived --     Recouped --   Expenses    Recoupment --
Fund                                 Beginning of Year   Current Year   Current Year    Expired   March 31, 2009
----------------------------------------------------------------------------------------------------------------
GE Tax Exempt Fund                        $197,207          $44,048         $  --      $(23,020)      218,235

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements

The expenses eligible for recoupment at March 31, 2009 are set to expire as follows:

                                                Expires
Fund                             Amounts     September 30,
-----------------------------------------------------------
GE Tax Exempt Fund               $25,307          2009
                                  67,493          2010
                                  81,387          2011
                                  44,048          2012


* There were no expenses eligible for recoupment for the GE Money Market Fund as of 3/31/09.

The Funds paid the following fees to GEAM for advisory and administrative services for the period ended March 31, 2009. All other administrative fees were paid to either GENPACT as noted below, or State Street Bank & Trust Co.




                                                                            Advisory and

Fund                                                                    Administrative Fees

-------------------------------------------------------------------------------------------

GE U.S. Equity Fund                                                           $516,539

GE Core Value Equity Fund                                                       84,800

GE Premier Growth Equity Fund                                                  395,653

GE Small-Cap Equity Fund                                                        62,212

GE Global Equity Fund                                                          144,197

GE International Equity Fund                                                   163,488

GE Total Return Fund                                                           196,101

GE Government Securities Fund                                                  238,558

GE Short-Term Government Fund                                                  163,794

GE Tax-Exempt Fund                                                              57,139

GE Fixed Income Fund                                                           212,392

GE Money Market Fund                                                           992,529



Effective January 1, 2002, GENPACT began performing certain accounting and certain administration services not provided by GEAM. For the period ended March 31, 2009, $16,921 was charged to the Funds and was allocated pro rata across Funds and share classes based upon relative net assets.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are 0.25% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which is 0.85%), 1.00% for Class C (level load) shares and 0.50% for Class R shares. Currently, Class Y shares and the GE Money Market Fund's Retail Class and Institutional Class shares are not subject to a 12b-1 fee.

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements

GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will become subject to the 0.25% distribution and/or shareholder services fees attributable to Class A shares.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

SECURITY LENDING PROGRAM GEAM administers the security lending program for the following funds: GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund. The security lending fee is based on the number and duration of lending transactions. For the period ended March 31, 2009, the Funds did not participate in the securities lending program and no fees were paid to GEAM during the period.

The participation of all the other Funds in the securities lending program administered by State Street Bank and Trust Company was effectively terminated on September 21, 2007.

OTHER For the period ended March 31, 2009, GEID acting as underwriter received net commissions of $14,150 from the sale of Class A shares and $27,172 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares.

5. SUB-ADVISORY FEES

For certain Funds that have retained sub-advisers to manage all or a portion of the respective Fund's assets, GEAM pays each sub-adviser an investment sub-advisory fee out of the management fee that it receives from the respective Fund. The investment sub-advisory fee is paid by GE Asset Management monthly and is based upon the average daily net assets of the respective Fund's assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that is allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GE Asset Management pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex) and SouthernSun Asset Management, Inc. (SouthernSun), sub-advisers to the GE Small-Cap Equity Fund, and Urdang Securities Management, Inc. (Urdang), sub-adviser to the GE Total Return Fund. Because Urdang became a sub-adviser to the GE Total Return Fund effective May 1, 2009, no sub-advisory fees were paid to Urdang as of the six-month period ended March 31, 2009.

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements

6. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended March 31, 2009, were as follows:




                                    U.S. Government Securities               Other Securities
                                 -------------------------------    ----------------------------------

                                   Purchases          Sales            Purchases            Sales

------------------------------------------------------------------------------------------------------

GE U.S. Equity Fund                                                   $68,434,519        $82,275,115

GE Core Value Equity Fund                                              12,629,677         16,514,732

GE Premier Growth Equity Fund                                          23,628,737         29,451,617

GE Small-Cap Equity Fund                                               10,889,791         12,181,527

GE Global Equity Fund                                                  14,724,502         17,242,822

GE International Equity Fund                                           14,799,139         15,838,966

GE Total Return Fund             $ 55,647,010      $ 55,144,188        20,759,138         34,680,515

GE Government Securities Fund      56,539,052        71,202,858                --          5,085,436

GE Short-Term Government Fund      72,323,324        93,875,153        30,541,496          9,442,874

GE Tax-Exempt Fund                         --                --         9,500,385          6,580,780

GE Fixed Income Fund              208,664,660       212,475,352        18,755,766         32,260,948



OPTIONS During the period ended March 31, 2009, there were no option contracts written.

SECURITY LENDING At March 31, 2009, the Funds did not participate in security lending.

                                                      March 31, 2009 (unaudited)

Notes to Financial Statements

7. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at March 31, 2009 were:

                                                          5% or Greater
                                                           Shareholders
                                                     -----------------------   % of Fund Held by
                                                     Number   % of Fund Held     GE Affiliates*
------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                     3           40%                0%
GE Core Value Equity Fund                               1            9%                0%
GE Premier Growth Equity Fund                           1            6%                0%
GE Global Equity Fund                                   1           33%               33%
GE International Equity Fund                            3           24%                6%
GE Total Return Fund                                    1            7%                0%
GE Short-Term Government Fund                           3           66%               42%
GE Fixed Income Fund                                    2           30%                0%
GE Small-Cap Equity Fund                                2           23%                0%
GE Tax Exempt Fund                                      9           28%                0%
GE Money Market Fund                                    5           33%               33%


Investment activities of these shareholders could have a material impact on the Funds.
   * Included in the 5% or Greater Shareholder Percentage.

8. U.S. TREASURY MONEY MARKET FUNDS GUARANTEE PROGRAM

The U.S. Treasury Department (U.S. Treasury) has established the U.S. Treasury Money Market Guarantee Program (Program). This voluntary program was designed to provide stability to the market and is open to most money market funds. It provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to money market fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain conditions and limitations. The guarantee is available under the Program if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as "breaking the buck."

While the GE Money Market Fund has maintained and expects to continue to maintain its $1.00 share price, there can be no assurance that the GE Money Market Fund will be able to do so. As a result, the GE Money Market Fund has determined to participate in the Program. The Program extends through September 19, 2009 and will not be extended beyond that date. Under the Program, the guarantee applies to the number of shares of a participating fund held by an investor as of the close of business on September 19, 2008, such that if the investor increases or decreases the number of shares held between September 19, 2008 and the date of a qualifying liquidation of the fund, then the guarantee applies to the shares held by the investor as of the liquidation date up to the number of shares the investor held on September 19, 2008. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 are not guaranteed. If a shareholder closes his/her account with the GE Money Market Fund, any future investment in the GE Money Market Fund will not be guaranteed. For more information about the Program, including other conditions and limitations applicable to the Program, please refer to the GE Funds' prospectus and statement of additional information.

                                                                     (unaudited)

Advisory Agreement Approval

The Board of Directors of the GE Funds (the "Board"), including the independent Board members, considered and unanimously approved the continuance of each of the Funds' Investment Advisory and Administration Agreements with GE Asset Management Incorporated ("GEAM") and, with respect to the GE Small-Cap Equity Fund, the Investment Sub-Advisory Agreement with one of the Fund's sub-advisers, Palisade Capital Management, L.L.C. ("Palisade"), at meetings held on December 5 and December 12, 2008. The Board was not asked to review at that time the Investment Sub-Advisory Agreements with each of the three new sub-advisers to the Small-Cap Equity Fund, Champlain Investment Partners, LLC, GlobeFlex Partners, LP and SouthernSun Asset Management, Inc., due to the fact that these new agreements were effective October 1, 2008 and have an initial term of two years; thus, they did not require renewal at the meetings held on December 5 and December 12, 2008 and will be reviewed during next year's contract renewal process.

The Board also met at a special meeting held on February 25, 2009 to consider certain changes to the GE Total Return Fund (formerly the GE Strategic Investment Fund), including, among other proposals, (1) the retention of Urdang Securities Management Inc. ("Urdang") to manage assets of the Fund allocated by GEAM to be invested in real estate related investments, and (2) an amendment to the Fund's Investment Advisory and Administration Agreement to increase the advisory fee payable by the Fund to GEAM, to permit GEAM to delegate all or a portion of its duties to one or more sub-advisers, and to reflect additional oversight and other responsibilities delegated to GEAM. GEAM explained the specific reasons for each of its recommendations and that each of these items would need to be approved by Fund shareholders, which would involve a proxy solicitation and a special shareholder meeting. GEAM described the process and the estimated costs of such a proxy solicitation and shareholder meeting. All proposals were subsequently approved by shareholders at a special meeting held on April 17, 2009 and became effective on May 1, 2009(1).

In considering all of these approvals, the Board members, including the independent Board members, considered and discussed a substantial amount of information and analyses provided by GEAM, Palisade and Urdang(2). The Board also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as any of the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

During the meetings, the Board members reviewed the information with management of GEAM and independent legal counsel. The Board members also reviewed at the December Board meetings a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances, and in connection with the GE Total Return Fund, the proposed amendment to the advisory agreement and the new subadvisory agreement, in detail during private sessions with their independent legal counsel at which no representatives of GEAM or the sub-advisers were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In connection with the proposed continuance of each Fund's advisory agreements, the Board members received from GEAM in advance of the December meetings written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to each

----------
(1) It is expected that Urdang will begin serving as sub-adviser to the GE Total Return Fund when GEAM believes that market conditions will be favorable for real estate related investments.

(2) In connection with the GE Total Return Fund proposals, this was done in part by reference to discussions and considerations at the Board's 9/26/08, 10/23/08, 12/5/08, 12/12/08 and 2/4/09 meetings, all of which were referenced, considered and affirmed at the 2/25/09 meeting.

                                                                     (unaudited)

Advisory Agreement Approval


Fund. Also in advance of these meetings, the Board members received from Palisade a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to Palisade's business and the services it provides to the Small-Cap Equity Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentations, to highlight material differences from the information provided in recent years.

In connection with its consideration of the GE Total Return Fund's proposals, the Board noted that the basis for its renewal of the GE Total Return Fund's investment advisory agreement and the GE Investment Funds, Inc. -- Real Estate Securities Fund's investment sub-advisory agreement with Urdang at the December 2008 Board meetings, would remain the basis for its approval of the proposed amendment to the GE Total Return Fund's advisory agreement with GEAM and the new sub-advisory agreement with Urdang, subject to the new considerations of the higher proposed advisory fee rate, additional services to be provided by GEAM and Urdang's serving as sub-adviser to the GE Total Return Fund under the proposed new structure.

The Board members had an opportunity to discuss this information with GEAM managers (including senior executives and representatives from the legal, compliance and finance departments, and investment personnel). The Board members also had an opportunity to hear presentations by representatives of Palisade and Urdang. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to the approval of the continuance of the Funds' current advisory and subadvisory agreements and, in connection with the GE Total Return Fund, the proposed amendment to the advisory agreement and new subadvisory agreement, the Board, including the independent Board members, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following:

ADVISORY AGREEMENT RENEWALS (DECEMBER 5 AND DECEMBER 12, 2008)

The Nature, Extent and Quality of Services Provided

The Board reviewed the services provided by GEAM and Palisade, taking into account their extensive past experiences with both of them. In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; with respect to the Small-Cap Equity Fund, effective processes used for overseeing multiple sub-advisers; and, with respect to Fund administration, effective processes used for providing controllership and compliance functions; (iii) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (iv) access to significant technological resources from which the Funds may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Funds represent only a small portion of the assets managed by GEAM, but benefit from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by Palisade, the Board members focused on the favorable attributes of Palisade relating to its investment philosophy and discipline, its experienced investment and trading personnel, its systems and other resources, including research capabilities, and its satisfactory history and reputation.

                                                                     (unaudited)

Advisory Agreement Approval

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and Palisade continue to be satisfactory.

Investment Performance of the Funds and Sub-Adviser

The Board members considered the investment performance of each of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and for the GE Small-Cap Equity Fund, representatives of Palisade, about each of their respective investment processes, focusing on each Fund's investment objective, the number and experience of portfolio management and supporting research personnel and investment style and approach employed, in light of current market conditions. The Board also considered the Small-Cap Equity Fund's new multi-manager structure and how Palisade's core style approach to small cap investing fits within the Fund's overall strategy. The Board members discussed GEAM's investment approach with respect to each of the Funds, and that the performance of the Funds is consistent with GEAM's articulated long-term approach and overall investment philosophy.

The Board members, including the independent Board members, concluded that each Fund's performance was acceptable overall taking into consideration the factors discussed above.

Cost of the Services Provided and Profits Realized from the Relationship with the Funds

The Board members considered the fees paid to GEAM by the Funds, as well as those paid to Palisade by GEAM, and the cost of the services provided to the Funds by GEAM and Palisade. The Board members reviewed the information they had requested from GEAM and Palisade concerning their profitability.

The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for each Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

The Board members reviewed the assumptions and cost allocation methods used by Palisade in preparing its profitability data. Although the fee rate to be paid to Palisade had recently increased, the amount of assets managed by Palisade had decreased under the new structure and therefore the total fees paid to Palisade for the services provided to the Fund was expected to be less than in prior periods.

Information was presented regarding the financial condition of GEAM and Palisade for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM. In connection with the Small-Cap Equity Fund, GEAM reviewed the services related to the allocation of assets among, and oversight of, multiple sub-advisers as a result of the Fund's new multi-manager structure. The Board noted that GEAM, and not the Fund, pays the sub-advisory fees to Palisade (and under the new multi-manager structure, the other sub-advisers) out of its advisory fee. The Board members determined that GEAM and Palisade should be entitled to earn a reasonable level of profits for the services they provide to the Funds. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested.

Based on their review, the Board members, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and Palisade from their relationship with the Funds was not unreasonable or excessive.

The Extent to Which Economies of Scale Would be Realized as each Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

The Board members considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members also considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing

                                                                     (unaudited)

Advisory Agreement Approval


resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of significant sums to support its substantial infrastructure, generally lower Fund fees and subsidies of Fund operating expenses and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds' other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

Comparison of Services to be Rendered and Fees to be Paid

The Board discussed the services to be provided to the Funds by GEAM and the fees charged to the Funds for those services. The Board members reviewed information regarding the fee and expense ratio for each Fund and comparative information with respect to similar products. They discussed that each Fund's figures were within applicable peer group ranges and, therefore, the Funds are generally charged a competitive rate in comparison to their peers.

In connection with the Small-Cap Equity Fund, the Board members reviewed the services provided to the Fund by Palisade and the fees charged to GEAM for those services. They reviewed comparative fee information with respect to any comparable mutual fund client accounts managed by Palisade and with respect to any other client accounts managed in a similar style.

The Board, including the independent Board members, concluded that, based on this information, each Fund's advisory fee and, in connection with the Small-Cap Equity Fund the sub-advisory fee paid to Palisade, were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits

The Board considered actual and potential financial benefits that GEAM and Palisade may each derive from its relationship with the Funds, including where applicable soft dollar commission benefits generated through Fund portfolio transactions. The Board noted, however, that each Fund benefits from the vast array of resources available through GEAM, and that each Fund represents only a small portion of the assets managed by GEAM.

Conclusion

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that renewal of each Fund's advisory agreement and, to the extent applicable, subadvisory agreement was in the best interests of the Fund and its shareholders.

GE TOTAL RETURN FUND RESTRUCTURING -- ADVISORY AGREEMENT APPROVALS (FEBRUARY 25,
2009)

The Nature, Extent and Quality of Services Expected to be Provided

The Board reviewed the services provided by GEAM and those services expected to be provided by GEAM and Urdang under the new structure, focusing on its extensive past experiences with each of them. In particular, the Board considered, and discussed with representatives of GEAM, the utility of providing the Fund with greater investment flexibility to invest in additional asset classes and market segments, to use additional investment techniques and strategies, and to revise certain investment policies. They also discussed how the proposed amendment to the Fund's Investment Advisory and Administration Agreement to increase the advisory fee rate paid by the Fund to GEAM, to permit GEAM to delegate all or a portion of its duties to one or more sub-advisers, and to reflect various additional oversight and other responsibilities delegated to GEAM could facilitate achieving these initiatives and potentially benefit the Fund. The Board noted the significant additional responsibilities for GEAM associated with implementing these proposals to improve the management and competitiveness of the Fund, such as selecting and managing the sub-adviser(s), assessing whether to retain or terminate any such sub-adviser(s), designing and supervising the Fund's new strategy, and allocating assets among a wider variety of asset classes and among sub-adviser(s).

In connection with their consideration of the services expected to be provided by Urdang, the Board considered Urdang's favorable attributes relating to:

                                                                     (unaudited)

Advisory Agreement Approval


(i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments; and (iii) experienced professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of strategies they manage.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided and expected to be provided by GEAM and Urdang would be satisfactory, of high quality, and would have the potential to benefit the Fund.

Investment Performance of the Fund and Sub-Adviser

The Board members considered the investment performance of the Fund and Urdang for various periods. In considering the proposed new structure, the Board focused on GEAM's proposed investment approach for the Fund and information provided by GEAM about the potential for the new structure to improve performance and competitiveness. The Board members reviewed detailed comparisons of the performance of the Fund and Urdang with the relevant securities indices and peer groupings with respect to various periods. The Board members also engaged in detailed discussions with management about GEAM's and Urdang's investment performance and reviewed the proposed changes to investment strategies and techniques. For Urdang, the Board focused on Urdang's investment performance with respect to the GEI Real Estate Securities Fund since the commencement of Urdang's management of that Fund.

The Board noted that it had the opportunity to speak with Urdang and engaged in detailed discussions about its investment processes, focusing on the number and experience of portfolio management and supporting research personnel, and its investment style and approach employed. The Board members discussed the extent to which Urdang's expected investment style and approach would be consistent with GEAM's articulated long-term approach and overall investment philosophy and considered GEAM's discussion of how the retention of Urdang would fit within its management of the Fund's overall allocation strategy.

Taking these factors into consideration, the Board, including the independent Board members, found the historical performance of the Fund and Urdang to be satisfactory.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board members reviewed the fees paid (and proposed to be paid) to GEAM by the Funds and considered the cost of the services provided by GEAM. GEAM explained that, pursuant to the Fund's advisory agreement with GEAM, the Fund is charged an annual management fee rate of 0.35% of its average daily net assets. Under the proposed amended Fund advisory agreement with GEAM, the Fund would be charged an annual management fee rate of 0.50% of its average daily net assets.

The Board reviewed actual and pro-forma information concerning GEAM's profitability from the fees and services provided to the Fund currently and, as proposed, and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable.

The Board members reviewed and discussed the additional services to be provided by GEAM to the Fund, noting that GEAM, and not the Fund, would pay the sub-advisory fees to any sub-adviser(s) retained to manage the Fund's assets, including Urdang. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, as described above, recognized the additional services it would provide and costs it would incur under the new structure. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

                                                                     (unaudited)

Advisory Agreement Approval

The Board also considered that the proposed fees to be paid to Urdang by GEAM, noting that they had been negotiated at arm's-length, and that GEAM used its influence with respect to the total assets it proposes to be managed by Urdang to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the expected relative allocation of the Fund's assets. While the Board had examined Urdang's profitability in connection with the services it provides to the GEI Real Estate Securities Fund, given the initial nature of the arrangement, the Board did not examine the specific levels of profitability for Urdang with respect to the Fund.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members also considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of significant sums to support its substantial infrastructure and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

The Board also considered that GEAM's proposed increase in the management fee rate was not subject to breakpoints whereas Urdang had agreed to modest breakpoints in its fees for larger asset levels. The Board was comfortable that GEAM's general practice of being paid lower fee levels for a smaller asset base effectively results in an advance sharing of the economies of scale that may be enjoyed as the Fund grows, rather than specifying a higher rate fee for lower asset levels. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees because GEAM will pay Urdang out of its advisory fees received from the Fund.

Comparison of Services to be Rendered and Fees to be Paid

The Board discussed the services to be provided to the Fund by GEAM and the fees charged to the Fund for those services. The Board members reviewed information regarding the expected fee and expense ratio for the Fund and comparative information with respect to similar products. They discussed that the Fund's figures were very competitive and within the applicable peer group range. The Board noted that the proposed advisory fee would still be lower than the Lipper peer group average. The Board also considered its extensive experience with GEAM.

The Board also discussed the services expected to be provided to the Fund by Urdang and the proposed fees to be charged to GEAM for those services. The Board members reviewed information regarding the proposed sub-advisory fees and noted that they would be competitive with applicable peer group averages. The Board also considered its favorable experience with Urdang as sub-adviser to the GEI Real Estate Securities Fund.

The Board, including the independent Board members, concluded that, based on this information, the proposed advisory and sub-advisory fees would be reasonable in relation to the services expected to be provided to the Fund.

Fall-Out Benefits

The Board previously considered actual and potential financial benefits that GEAM may derive from its relationship with the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM, and the Fund represents only a small portion of the assets managed by GEAM. The Board also considered that there may be financial benefits that GEAM and Urdang derive from their relationship with the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees and expenses for the Fund.

                                                                     (unaudited)

Advisory Agreement Approval

Conclusion

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the proposed amendment to the Fund's advisory agreement with GEAM and the new subadvisory agreement with Urdang were in the best interests of the Fund and its shareholders.

Additional Information

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  59

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 14 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds & Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   51

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Chairman of the Board and President of GE
Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer, GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999; Director, GE Asset Management Funds Plc, GE Asset Management Canada Company, GE Asset Management Limited, and GE Volunteers.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  51

Additional Information

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Institutional Funds, GE LifeStyle Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investment Funds, Inc. since July 2007.

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- three years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller -- Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
JEANNE M. LA PORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  43

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- four years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  62

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 14 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Diocesan of Brooklyn & Queens since 2001; Gregorian University Foundation Since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 14 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  73

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 14 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

-----------
The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

GEORGE A. BICHER is a Senior Vice President of GE Asset Management. Mr. Bicher is the Director of the U.S. Equity Research Team and a portfolio manager for the GE U.S. EQUITY FUND. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

DAVID B. CARLSON is a Co-Chief Investment Officer -- U.S. Equities at GE Asset Management. He co-manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is a portfolio manager for the GE PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

MICHAEL J. CAUFIELD is a Senior Vice President of GE Asset Management. He is portfolio manager of the GE TAX-EXEMPT FUND and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, manager of fixed income research & analysis and was promoted to Senior Vice President in 1994.

PAUL M. COLONNA is the President and Chief Investment Officer -- Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the GE FIXED INCOME FUND and the GE SHORT-TERM GOVERNMENT FUND and has been responsible for the fixed income portion of the GE TOTAL RETURN FUND. He has served on the portfolio management team for the GE GOVERNMENT SECURITIES FUND since February 2000. Prior to joining GE Asset Management in February 2000. Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

JAMES C. GANNON is an assistant portfolio manager at GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including trade operations specialist in fixed income, and became an assistant portfolio manager in February 2003.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the GE U.S. EQUITY FUND and the GE CORE VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager for the GE CORE VALUE EQUITY FUND in August 1999.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE FIXED INCOME FUND, GE GOVERNMENT SECURITIES FUND and GE SHORT-TERM GOVERNMENT FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

ROBERT JASMINSKI is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE GLOBAL EQUITY FUND since September 2004. More recently, he was appointed co-manager for this Fund. Mr. Jasminski joined GE Asset Management in 1993 as a fixed income specialist and has been an international equity analyst and an International Small-Cap portfolio manager since 1998.

MARK H. JOHNSON is a Senior Vice President of GE Asset Management and senior portfolio manager of Structured Products. He has been a member of the portfolio management team for the GE FIXED INCOME FUND and GE GOVERNMENT SECURITIES FUND since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and portfolio manager in 2002 and

Investment Team
became a Senior Vice President and senior portfolio manager of Structured Products in 2007.

RALPH R. LAYMAN is the President and Co-Chief Investment
Officer -- International Equities and a Director at GE Asset Management. He co-manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the GE INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the GE TOTAL RETURN FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for international investments and became and Executive Vice President in 1992 and President -- International Equities in March 2007.

THOMAS LINCOLN is a Senior Vice President of GE Asset Management. Mr. Lincoln has served on the portfolio management teams for the GE U.S. EQUITY FUND and GE TOTAL RETURN FUND since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. equities. Mr. Lincoln became part of the investment management team for U.S. equities at GE Asset Management in 1997 and a portfolio manager for U.S. equities in 2003.

MICHAEL E. MARTINI is a Vice President of GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm's treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm's money market/short-term desk.

DAIZO MOTOYOSHI is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the GE GLOBAL EQUITY FUND since September 2003. Mr. Motoyoshi joined GE Asset Management in 1994 as an international equity analyst and portfolio manager and became a global equity portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Motoyoshi held positions at Alliance Capital Management and Ernst & Young.

PAUL NESTRO is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE INTERNATIONAL EQUITY FUND since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in U.S. Equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

JAMES F. PALMIERI is a Vice President of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the GE SHORT-TERM GOVERNMENT FUND. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a portfolio manager for CIGNA Investment Management from January 2000 to February 2005.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equity.

VITA MARIE PIKE is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the GE FIXED INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE U.S. EQUITY FUND since January 2001 and for the GE CORE VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

CHITRANJAN SINHA is a Vice President and senior quant analyst at GE Asset Management. He has served on the portfolio management team for GE GOVERNMENT SECURITIES FUND since September 2007. Mr. Sinha joined GE Asset Management in 1997 and became a fixed income analyst in 1998. He became Vice
President -- Derivative Strategies in 2002, senior quant analyst in 2003 and a portfolio manager in 2005.

Investment Team

MICHAEL J. SOLECKI is the Co-Chief Investment Officer -- International Equities at GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is the President and Co-Chief Investment Officer -- U.S. Equities and a Director at GE Asset Management. She has led the team of portfolio managers for the GE TOTAL RETURN FUND since July 2004, and has co-led the Fund since January 2009. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President -- U.S. Equities in 1991, Senior Vice President -- International Equities in 1995, President -- Investment Strategies in July 2006 and President -- U.S. Equities in June 2007.

MAKOTO SUMINO is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the GE INTERNATIONAL EQUITY FUND since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

DIANE M. WEHNER is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the GE TOTAL RETURN FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and senior portfolio manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

DAVID WIEDERECHT is the President -- Investment Strategies and a Director at GE Asset Management since February 2008. He has been a portfolio manager of the GE SMALL-CAP EQUITY FUND since September 2008 and has co-led a team of portfolio managers for the GE TOTAL RETURN FUND since January 2009. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President -- Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, and Managing Director -- Alternative Investments from 2004 to 2008, responsible in both positions for portfolio management within those strategies.

SUB-ADVISERS TO GE SMALL-CAP EQUITY FUND

JACK FEILER is a portfolio manager and President and Chief Investment Officer at Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has over 40 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the GE SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice
President -- Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a senior portfolio manager at Palisade. Mr. Schwartz joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and senior portfolio manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, where he conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a senior portfolio manager and principal.

DENNISON T. ("DAN") VERU is a managing member and Co-Investment Officer at Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1986 through 1992. Mr. Veru graduated from Franklin Marshall College.

SCOTT T. BRAYMAN, CFA, is a portfolio manager at Champlain Investment partners, LLC ("Champlain"). Mr. Brayman is the Managing Partner and Chief Investment Officer at Champlain and has more than 22 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior

Investment Team

Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

ROBERT J. ANSLOW, JR., is a portfolio manager at GlobeFlex Capital, LP ("GlobeFlex"). Mr. Anslow is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex and has more than 26 year of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nichlolas-Applegate Capital Management ("Nicholas-Applegate") from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee's Retirement System (CalPERS) and BayBanks Investment Management of Boston.

MICHAEL W. COOK, CFA, is a portfolio manager at SouthernSun Asset Management, Inc. ("SouthernSun"). Mr. Cook, who has more than 20 years of investment management experience, is the Chief Executive Officer and Chief Investment Officer at SouthernSun and is responsible for all portfolio management activities for the firm. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

SUB-ADVISER TO GE TOTAL RETURN FUND

DEAN FRANKEL is a senior portfolio manager, North America Real Estate Securities, at Urdang Securities Management, Inc. ("Urdang"). Mr. Frankel joined Urdang in 1997 and has over 11 years of real estate securities investment experience. Mr. Frankel is responsible for management of Urdang's proprietary research process including the firm's Relative Value Model. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the North American Real Estate Securities investment team.

ERIC ROTHMAN is a portfolio manager at Urdang, where he helps direct Urdang's U.S. Real Estate Securities strategy. As portfolio manager, Mr. Rothman will support Mr. Frankel with market research, sector allocations, and real estate securities analysis. Additionally he has primary coverage responsibility for the lodging, self-storage and retail sectors. Mr. Rothman joined Urdang in 2006 and has over 14 years of real estate securities and real estate investment experience, including being a sell-side REIT analyst at Wachovia Securities from 2001 to 2006 and an analyst at AEW Capital Management, LP from 1999 to 2000.

Investment Team

TRUSTEES

Michael J. Cosgrove
John R. Costantino
William J. Lucas
Matthew J. Simpson
Robert P. Quinn

SECRETARY

Jeanne M. La Porta

ASSISTANT SECRETARY

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER

Scott R. Fuchs

Christopher M. Isaacs

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, President & Chief Executive Officer

Daniel O. Colao, EVP, Chief Financial Officer

Paul M. Colonna, President & Chief Investment Officer -- Fixed Income

Michael J. Cosgrove, President and Chief Executive
Officer -- Mutual Funds & Intermediary Business

Kathryn D. Karlic, President -- Institutional Sales and Marketing

Ralph R. Layman, President & Co-Chief Investment Officer -- International
Equities

Matthew J. Simpson, EVP, General Counsel and Secretary

Judith M. Studer, President & Co-Chief Investment Officer -- U.S. Equities

Donald W. Torey, President -- Alternative Investments

John J. Walker, EVP, Chief Operating Officer

David Wiederecht, President -- Investment Strategies



INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR

GE Investment Distributors, Inc
Member FINRA and SIPC

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PNC Global Investment Servicing
GE Mutual Funds
P.O. Box 9838
Providence, RI 02940

CUSTODIAN

State Street Bank & Trust Company



At GE Asset Management, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.



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GE FUND'S BRIGHTEST STARS




                                                                   AVERAGE ANNUAL TOTAL RETURN**
                                                        --------------------------------------------------
                                          INCEPTION       ONE       THREE      FIVE      TEN       SINCE     MORNINGSTAR(TM)***
AS OF 3/31/09                               DATE*        YEAR       YEARS     YEARS     YEARS    INCEPTION     OVERALL RATING
-------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund Class R                 1/29/08     (34.52)%       --        --        --      (31.67)%         ****
-------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund Class Y                 11/1/93     (34.15)%   (10.41)%   (3.75)%   (1.53)%      6.04%          ****
-------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class A            9/8/93     (33.98)%    (9.66)%   (3.00)%   (0.92)%      6.04%          ****
-------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class B            9/8/93     (34.56)%   (10.38)%   (3.74)%   (1.51)%      5.68%          ****
-------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class C           9/30/99     (34.52)%   (10.33)%   (3.71)%      --       (1.90)%         ****
-------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class R           1/29/08     (34.14)%       --        --        --      (31.45)%         ****
-------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class Y           1/30/08     (33.82)%    (9.07)%   (2.58)%   (0.57)%      1.84%          ****
-------------------------------------------------------------------------------------------------------------------------------
GE Premier Growth Equity Fund Class R       1/29/08     (33.18)%       --        --        --      (29.42)%         ****
-------------------------------------------------------------------------------------------------------------------------------
GE Premier Growth Equity Fund Class Y      12/31/96     (32.82)%   (11.50)%   (4.92)%   (1.66)%      3.83%          ****
-------------------------------------------------------------------------------------------------------------------------------
GE Total Return Fund Class Y               11/29/93     (29.01)%    (6.80)%   (1.15)%    1.57%       5.96%          ****
-------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------------------------
GE Tax Exempt Fund Class Y                  9/26/97       3.05%      3.29%     2.48%     4.42%       4.55%          *****
-------------------------------------------------------------------------------------------------------------------------------



     * Commencement of operations

    ** These returns do not reflect the impact of any loads or redemption fees, which are reflected in the MD&A.

   *** The GE U.S. Equity Fund Class R was rated among 1723, 1371 and 695 Large
       Blend Funds for the three, five and ten-year periods, respectively.

   *** The GE U.S. Equity Fund Class Y was rated among 1723, 1371 and 695 Large
       Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class A was rated among 1723, 1371 and 695 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class B was rated among 1723, 1371 and 695 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class C was rated among 1723, 1371 and 695 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class R was rated among 1723, 1371 and 695 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class Y was rated among 1723, 1371 and 695 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Premier Growth Equity Fund Class R was rated among 1494, 1229 and 615 Large Growth Funds for the three, five and ten-year periods, respectively.

       The GE Premier Growth Equity Fund Class Y was rated among 1494, 1229 and 615 Large Growth Funds for the three, five and ten-year periods, respectively.

       The GE Total Return Fund Fund Class Y was rated among 968, 799 and 462 Moderate Allocation Funds for the three, five and ten-year periods, respectively.

       The GE Tax-Exempt Fund Class Y was rated among 235, 213 and 131 Muni National Interm Funds for the three, five and ten-year periods, respectively.

GE FUND'S BRIGHTEST STARS

Past performance is no guarantee of future results. (C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morning Rating metrics.

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
member FINRA and SIPC
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

www.gefunds.com

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--------------------------------------------------------------------------------

SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------

Please contact your financial advisor, or if you receive account statements directly from GE Funds, call (800) 242-0134. Telephone representatives are available from 8:30 am to 8:00 pm. Correspondence can be mailed to:

GE MUTUAL FUNDS
C/O PNC GLOBAL INVESTMENT SERVICING
P.O. BOX 9838
PROVIDENCE, RI 02940

Also, visit us on the web at http://www.gefunds.com.


Y SHARE CLASS INVESTORS:
Contact your designated GE Asset Management account representative.

401(K) PLAN INVESTORS:
Call your company's designated plan number.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds website at http://www.gefunds.com; and (iii) on the Commissions website at http://www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                                  GEF-2 (3/09)     903105

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds website at http://www.gefunds.com; and (ii) on the Commissions website at http://www.sec.gov.



                                                  GEF-2 (3/09)     903105

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT


(GE LOGO)


ITEM 2. CODE OF ETHICS.

		Applicable only to an annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

		Applicable only to an annual filing.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

		Applicable only to an annual filing.

ITEM 5. Audit Committee of Listed Registrants

         Applicable only to Closed-End Management Investment Companies.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.


ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  June 05, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  June 05, 2009

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE FUNDS

Date:  June 05, 2009

EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.